                                                                   EXHIBIT 10.37

================================================================================

                            MAIL-WELL I CORPORATION,
                                  as Borrower

                                      and

                             WISCO ENVELOPE CORP.,
                         PAVEY ENVELOPE AND TAG CORP.,
                             MAIL-WELL WEST, INC.,
                               WISCO II, L.L.C.,
                        MAIL-WELL CANADA HOLDINGS, INC.,
                           GRAPHIC ARTS CENTER, INC.
                                      and
                               WISCO III, L.L.C.,
                                 as Guarantors

                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                         dated as of November 15, 1996

                        $70,000,000 Term Loans Facility
                  $30,000,000 Revolving Credit Loans Facility
                     $30,000,000 Acquisition Loans Facility

                                 BANQUE PARIBAS
                                    as Agent

                                      and

                            THE LENDERS NAMED HEREIN


===============================================================================

                               TABLE OF CONTENTS

ARTICLE 1 - Definitions............................................................. 3
     Section 1.1     Definitions.................................................... 3
     Section 1.2     Other Definitional Provisions..................................36
     Section 1.3     Accounting Terms and Determinations............................36
     Section 1.4     Financial Covenants and Reporting..............................37

ARTICLE 2 - Loans...................................................................37
     Section 2.1     Loans and Commitments..........................................37
     Section 2.2     Notes..........................................................40
     Section 2.3     Repayment of Loans.............................................40
     Section 2.4     Interest.......................................................42
     Section 2.5     Borrowing Procedure............................................42
     Section 2.6     Optional Prepayments, Conversions and Continuations of Loans...43
     Section 2.7     Mandatory Prepayments..........................................43
     Section 2.8     Minimum Amounts................................................45
     Section 2.9     Certain Notices................................................45
     Section 2.10    Use of Proceeds................................................46
     Section 2.11    Fees...........................................................46
     Section 2.12    Computations...................................................47
     Section 2.13    Reduction or Termination of Commitments........................47
     Section 2.14    Letters of Credit..............................................47

ARTICLE 3 - Payments................................................................50
     Section 3.1     Method of Payment..............................................50
     Section 3.2     Pro Rata Treatment.............................................51
     Section 3.3     Sharing of Payments, Etc.......................................51
     Section 3.4     Non-Receipt of Funds by the Agent..............................52
     Section 3.5     Withholding Taxes..............................................52
     Section 3.6     Withholding Tax Exemption......................................52

ARTICLE 4 - Yield Protection and Illegality.........................................53
     Section 4.1     Additional Costs...............................................53
     Section 4.2     Limitation on Types of Loans...................................54
     Section 4.3     Illegality.....................................................55
     Section 4.4     Treatment of Affected Loans....................................55
     Section 4.5     Compensation...................................................56
     Section 4.6     Capital Adequacy...............................................56
     Section 4.7     Additional Interest on Eurodollar Loans........................56

ARTICLE 5 - Security................................................................57
     Section 5.1     Collateral.....................................................57
     Section 5.2     Guaranties.....................................................58

     Section 5.3     New Subsidiaries...............................................58
     Section 5.4     New Mortgaged Properties.......................................59
     Section 5.5     Release of Collateral..........................................59
     Section 5.6     Setoff.........................................................60

ARTICLE 6 - Conditions Precedent....................................................60
     Section 6.1     Initial Extension of Credit....................................60
     Section 6.2     All Extensions of Credit.......................................65
     Section 6.3     Acquisition Loans..............................................65
     Section 6.4     Closing Certificates...........................................70

ARTICLE 7 - Representations and Warranties..........................................70
     Section 7.1     Corporate Existence............................................71
     Section 7.2     Financial Statements...........................................71
     Section 7.3     Corporate Action; No Breach....................................71
     Section 7.4     Operation of Business..........................................72
     Section 7.5     Intellectual Property..........................................72
     Section 7.6     Litigation and Judgments.......................................72
     Section 7.7     Rights in Properties; Liens....................................72
     Section 7.8     Enforceability.................................................73
     Section 7.9     Approvals......................................................73
     Section 7.10    Debt...........................................................73
     Section 7.11    Taxes..........................................................73
     Section 7.12    Margin Securities..............................................74
     Section 7.13    ERISA..........................................................74
     Section 7.14    Disclosure.....................................................75
     Section 7.15    Capitalization.................................................75
     Section 7.16    Agreements.....................................................76
     Section 7.17    Compliance with Laws...........................................76
     Section 7.18    Investment Company Act.........................................76
     Section 7.19    Public Utility Holding Company Act.............................76
     Section 7.20    Environmental Matters..........................................76
     Section 7.21    Labor Disputes and Acts of God.................................77
     Section 7.22    Bank Accounts..................................................78
     Section 7.23    Outstanding Securities.........................................78
     Section 7.24    Subordination..................................................78
     Section 7.25    Related Transactions Documents.................................78
     Section 7.26    Solvency.......................................................79
     Section 7.27    Employee Matters...............................................79
     Section 7.28    Insurance......................................................79
     Section 7.29    No Default under Second Restated Agreement and Supremex
                     Credit Agreement...............................................80
     Section 7.30    Common Enterprise..............................................80

ARTICLE 8 - Affirmative Covenants...................................................80
     Section 8.1     Reporting Requirements.........................................80

     Section 8.2     Maintenance of Existence; Conduct of Business................. 84
     Section 8.3     Maintenance of Properties..................................... 84
     Section 8.4     Taxes and Claims.............................................. 85
     Section 8.5     Insurance..................................................... 85
     Section 8.6     Inspection Rights............................................. 86
     Section 8.7     Keeping Books and Records..................................... 86
     Section 8.8     Compliance with Laws.......................................... 87
     Section 8.9     Compliance with Agreements.................................... 87
     Section 8.10    Further Assurances............................................ 87
     Section 8.11    ERISA......................................................... 87
     Section 8.12    Interest Rate Protection Agreements........................... 88
     Section 8.13    Concentration Accounts........................................ 88
     Section 8.14    Indemnifications under Acquisition Documents.................. 88
     Section 8.15    Ownership of Subsidiaries..................................... 88

ARTICLE 9 - Negative Covenants..................................................... 89
     Section 9.1     Debt.......................................................... 89
     Section 9.2     Limitation on Liens........................................... 91
     Section 9.3     Mergers, Etc.................................................. 91
     Section 9.4     Restricted Payments........................................... 92
     Section 9.5     Investments................................................... 94
     Section 9.6     Limitation on Issuance of Capital Stock....................... 97
     Section 9.7     Transactions With Affiliates.................................. 97
     Section 9.8     Disposition of Property....................................... 97
     Section 9.9     Sale and Leaseback............................................ 99
     Section 9.10    Lines of Business............................................. 99
     Section 9.11    Environmental Protection...................................... 99
     Section 9.12    Intercompany Transactions..................................... 99
     Section 9.13    Management Fees...............................................100
     Section 9.14    Modification of Other Agreements..............................100
     Section 9.15    Bank Accounts.................................................101
     Section 9.16    ERISA; Canadian Plans.........................................101
     Section 9.17    Synthetic Leases..............................................101

ARTICLE 10 - Financial Covenants...................................................102
     Section 10.1    Consolidated Current Ratio....................................102
     Section 10.2    Consolidated Net Worth........................................102
     Section 10.3    Ratio of Total Debt to EBITDA.................................102
     Section 10.4    Ratio of Total Debt to Total Capitalization...................102
     Section 10.5    Consolidated Fixed Charge Coverage Ratio......................103
     Section 10.6    Consolidated Interest Coverage Ratio..........................103
     Section 10.7    Capital Expenditures..........................................103



ARTICLE 11 - Default.......................................................104
     Section 11.1     Events of Default....................................104
     Section 11.2     Remedies.............................................107
     Section 11.3     Cash Collateral......................................108
     Section 11.4     Performance by the Agent.............................108

ARTICLE 12 - The Agent.....................................................108
     Section 12.1     Appointment, Powers and Immunities...................108
     Section 12.2     Rights of Agent as a Lender..........................109
     Section 12.3     Defaults.............................................109
     Section 12.4     INDEMNIFICATION......................................110
     Section 12.5     Independent Credit Decisions.........................111
     Section 12.6     Several Commitments..................................111
     Section 12.7     Successor Agent......................................111

ARTICLE 13 - Miscellaneous.................................................112
     Section 13.1     Expenses.............................................112
     Section 13.2     INDEMNIFICATION......................................112
     Section 13.3     Limitation of Liability..............................113
     Section 13.4     No Duty..............................................113
     Section 13.5     No Fiduciary Relationship............................114
     Section 13.6     Equitable Relief.....................................114
     Section 13.7     No Waiver; Cumulative Remedies.......................114
     Section 13.8     Successors and Assigns...............................114
     Section 13.9     Survival.............................................118
     Section 13.10    ENTIRE AGREEMENT.....................................118
     Section 13.11    Amendments...........................................118
     Section 13.12    Maximum Interest Rate................................119
     Section 13.13    Notices..............................................120
     Section 13.14    GOVERNING LAW; SUBMISSION TO JURISDICTION;
                      SERVICE OF PROCESS...................................120
     Section 13.15    Counterparts.........................................121
     Section 13.16    Severability.........................................121
     Section 13.17    Headings.............................................121
     Section 13.18    Construction.........................................121
     Section 13.19    Independence of Covenants............................121
     Section 13.20    Confidentiality......................................121
     Section 13.21    WAIVER OF JURY TRIAL.................................122
     Section 13.22    Approvals and Consent................................122
     Section 13.23    Agent for Services of Process........................122
     Section 13.24    Assignments and Assumptions..........................122
     Section 13.25    Amendment and Restatement............................123
     Section 13.26    Supplements to Certain Schedules.....................123
     Section 13.27    Relationship to Supremex Credit Agreement............123
     Section 13.28    Consolidated Financial Information...................123


     Section 13.29    Intercreditor Agreements ........................... 124

                      INDEX TO EXHIBITS
                      -----------------



Exhibit               Description of Exhibit                       Section
-------               ----------------------                       -------
   A                  Form of Acquisition Loans Note               1.1 and 2.2
   B                  Form of Assignment and Acceptance            1.1
   C                  Form of Revolving Credit Loans Note          1.1 and 2.2
   D                  Form of Term Loans Note                      1.1 and 2.2
   E                  Form of Notice of Borrowings, Conversions,
                      Continuations or Prepayments                 2.9
   F                  Intercreditor Agreement                      13.29
   G                  Accounts Receivable Securitization Facility
                      Intercreditor Agreement                      13.29




                               INDEX TO SCHEDULES
                               ------------------

Schedule       Description of Schedule
--------       -----------------------
1.1(a)         Mortgaged Properties
1.1(b)         Permitted Liens
5.5            GECC Equipment
7.6            Litigation and Judgments
7.10           Existing Debt
7.11           Taxes
7.13           Plans
7.15           Capitalization; Options, Etc.
7.22           Bank Accounts
7.27           Employee Matters
7.28           Insurance
9.5            Investments


                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                  -------------------------------------------

          THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 15, 1996, is among MAIL-WELL I CORPORATION, a Delaware corporation f/k/a Mail-Well Corporation (the "Borrower"), WISCO ENVELOPE CORP., a Tennessee corporation
                       --------
("Wisco"), PAVEY ENVELOPE AND TAG CORP., a New Jersey corporation ("Pavey"),
  -----                                                             -----
MAIL-WELL WEST, INC., a Delaware corporation ("Mail-Well West"), WISCO II,
                                               --------------
L.L.C., a Delaware limited liability company ("Wisco II"), MAIL-WELL CANADA
                                               --------
HOLDINGS, INC., a Delaware corporation ("Supremex Holdings"), GRAPHIC ARTS
                                         -----------------
CENTER, INC., a Delaware corporation ("GAC"), WISCO III, L.L.C., a Delaware
                                       ---
limited liability company ("Wisco III"), each of the banks or other lending
                            ---------
institutions which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto or any successor or assignee thereof (individually, a "Lender" and, collectively, the
                                                ------
"Lenders"), and BANQUE PARIBAS, a bank organized under the laws of France acting
--------
through its Houston agency, as agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Agent").
                                                              -----

                                   RECITALS:

          A. Mail-Well, Inc., a Delaware corporation f/k/a Mail-Well Holdings, Inc. ("Holdings"), owns all of the issued and outstanding shares of capital
       --------
stock of the Borrower.

          B. Pursuant to that certain Credit Agreement dated as of February 24, 1994, among the Borrower, the Original Lenders (as defined herein) and Banque Paribas as agent (as amended by that certain First Amendment to Credit Agreement dated as of June 10, 1994, and that certain Second Amendment to Credit Agreement dated as of September 10, 1994, the "Original Agreement"), the Original Lenders
                                     ------------------
extended certain term credit facilities and a revolving credit facility to the Borrower.

          C. Pursuant to that certain Amended and Restated Credit Agreement dated as of December 19, 1994, among the Borrower, the First Restatement Lenders (as defined herein) and Banque Paribas as agent (the "First Restated
                                                      --------------
Agreement"), the Original Agreement was amended and restated and the First
---------
Restatement Lenders extended certain term credit facilities and revolving credit facilities to the Borrower.

          D. Pursuant to that certain Second Amended and Restated Credit Agreement dated as of July 31, 1995, among the Borrower, the Second Restatement Lenders (as defined herein) and Banque Paribas as agent (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 11, 1995, and the Second Amendment (as defined herein), the "Second
                                                                          ------
Restated Agreement"), the First Restated Agreement was amended and restated and
------------------
the Second Restatement Lenders extended certain term credit facilities and revolving credit facilities to the Borrower.

          E. Pursuant to that certain Credit Agreement dated as of July 31, 1995, among Supremex Inc., a corporation incorporated under the Canada Business Corporations Act ("Supremex") and a wholly-owned subsidiary of Supremex
                   --------
Holdings, the Borrower, the Supremex Lenders (as defined herein) and Banque Paribas as agent (as amended by that certain First Amendment to Credit

Agreement dated as of September 11, 1995 and the Second Amendment, the "Original
                                                                        --------
Supremex Credit Agreement"), the Supremex Lenders extended certain term credit
-------------------------
facilities and a revolving credit facility to Supremex.

          F. The Borrower desires to transfer its plant located in Chestertown, Maryland, and Wisco desires to transfer its plants located in Tullahoma, Tennessee and Kankakee, Illinois, to Wisco III, whose membership interests are 99% owned by Wisco and 1% owned by the Borrower, in consideration of the issuance of such membership interests. The Lenders have agreed to consent to such transfers to Wisco III subject to the terms and provisions of this Agreement, including, without limitation, the condition that all of the Property to be transferred pursuant to such transfers shall be transferred subject to the existing Liens in favor of the Agent for the benefit of the Agent and the Lenders.

          G. The Borrower and its subsidiaries have requested that the Second Restated Agreement be amended and restated (i) to provide for a $30,000,000 acquisition loans facility which may be used to finance Permitted Acquisitions (as defined herein), (ii) to combine the Borrower's existing "Term Loans A" and "Term Loans B" facilities into a single $70,000,000 term loan facility, (iii) to eliminate the concept of a borrowing base in connection with the Revolving Credit Loans, (iv) to provide for the prepayment in full of the existing Revolving Credit Loans Tranche 2 and the existing ESOP Loans, (v) to provide for the incorporation and organization of Wisco III and the transfer of assets to Wisco III for the purposes specified in Recital F preceding, (vi) to allow for a
                                        ---------
$30,000,000 sale-leaseback transaction relating to certain existing equipment of the Borrower and its subsidiaries, (vii) to allow for the incorporation and organization of Mail-Well Trade Receivables Corporation, a Colorado corporation ("MTRC") and a wholly-owned, special purpose corporation subsidiary of the
  ----
Borrower, and a $100,000,000 accounts receivable securitization facility for MTRC in connection with which the Borrower and its Subsidiaries (including Supremex) will sell certain of their Receivables (as defined herein) to MTRC on the Third Restatement Date (as defined herein) and from time to time thereafter, and (viii) to amend the Second Restated Agreement in certain other respects.

          H. The Borrower and its subsidiaries (including Supremex) have requested that the Original Supremex Credit Agreement be amended and restated
(i) to combine Supremex's existing "Term Loans A" and "Terms Loan B" facilities into a single $45,000,000 term loan facility, (ii) to provide for an additional $20,000,000 term loan facility to finance the prospective PNG Acquisition (as defined herein) by Supremex, (iii) to eliminate the concept of a borrowing base in connection with the "Revolving Credit Loans" of Supremex, (iv) to allow for the incorporation and organization of MTRC and a $100,000,000 accounts receivable securitization facility for MTRC in connection with which the Borrower and its Subsidiaries (including Supremex) will sell their Receivables to MTRC on the Third Restatement Date and from time to time thereafter, and (v) to amend the Original Supremex Credit Agreement in certain other respects.

          I. The Borrower, the Lenders identified on the signature pages of this Agreement (including, without limitation, certain of the Original Lenders, the First Restatement Lenders and the Second Restatement Lenders) and the Agent desire to amend and restate the Second Restated

Agreement (i) to provide for the matters referred to in Recital G preceding, and
                                                        ---------
(ii) to allow for the matters referred to in Recital H preceding.
                                             ---------

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

          Section 1.1 Definitions. As used in this Agreement, the following
                      -----------
terms have the following meanings:

          "Accounts Receivable Securitization Facility" means the transactions
           -------------------------------------------
governed or contemplated by the Accounts Receivable Securitization Facility Documents.

          "Accounts Receivable Securitization Facility Documents" means that
           -----------------------------------------------------
certain (a) Pooling and Servicing Agreement dated as of November 15, 1996, among MTRC, the Borrower and Norwest Bank Colorado, National Association, as Trustee,
(b) Series 1996-1 Supplement to Pooling and Servicing Agreement dated as of November 15, 1996, among MTRC, the Borrower and Norwest Bank Colorado, National Association, as Trustee, (c) Series 1996-1 Asset Purchase Agreement dated as of November 15, 1996, among Corporate Receivables Corporation, the "Liquidity Providers" specified therein, Citicorp North America, Inc., Banque Paribas, New York Branch and Norwest Bank Colorado, National Association, as Trustee, (d) Series 1996-1 Certificate Purchase Agreement dated as of November 15, 1996, among MTRC, Corporate Receivables Corporation, Norwest Bank Colorado, National Association, as Trustee, and the Borrower, (e) Purchase and Contribution Agreement dated as of November 15, 1996, between the Borrower, Wisco, Pavey, Mail-Well West, Wisco II, GAC, Wisco III, Supremex, Innova and MTRC, (f) Accounts Receivable Securitization Facility Intercreditor Agreement, and (g) any and all agreements, documents and instruments executed or delivered pursuant to or in connection with the agreements referred to in clauses (a) through (f)
                                                       -----------         ---
preceding.

          "Accounts Receivable Securitization Facility Intercreditor Agreement"
           -------------------------------------------------------------------
means that certain Intercreditor Agreement dated as of November 15, 1996, among Citicorp North America, Inc., Banque Paribas, New York Branch, Norwest Bank Colorado, National Association, as Trustee, MTRC, the Borrower and Supremex, a true and correct copy of which is attached hereto as Exhibit G.
                                                     ---------

          "Acquisitions" means the G-P Envelope Acquisition, the Pavey
           ------------
Acquisition, the AEC Acquisition, the Supremex Acquisition, the GAC Acquisition, the Quality Park Acquisition, the PNG Acquisition and any and all (if any) New Acquisitions.

          "Acquisition Documents" means each acquisition agreement and each
           ---------------------
other material agreement, document or instrument executed or delivered in connection with or pursuant to any of the Acquisitions (including, without limitation, the PNG Acquisition Agreement and the New Acquisition Agreements).

          "Acquisition Loans" means as specified in Section 2.1(c).
           -----------------                        --------------

          "Acquisition Loans Commitment" means, as to any Lender, the obligation
           ----------------------------
of such Lender to make or continue Acquisition Loans hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Acquisition Loans Commitment", as the same may be terminated pursuant to Section 11.2, and
                                                             ------------
"Acquisition Loans Commitments" means such obligations of all Lenders.  As of
------------------------------
the Third Restatement Date, the aggregate principal amount of the Acquisition Loans Commitments is $30,000,000.

           "Acquisition Loans Commitment Expiration Date" means September
            --------------------------------------------
30, 1998.

           "Acquisition Loans Funding Date" means, with respect to any
            ------------------------------
Acquisition Loans, the date of the making of such Acquisition Loans by the applicable Lenders.

            "Acquisition Loans Maturity Date" means March 31, 2003.
             -------------------------------

            "Acquisition Loans Notes" means the promissory notes made by the
             -----------------------
Borrower evidencing the Acquisition Loans, in the form of Exhibit A hereto, and
                                                          ---------
also includes such promissory notes issued in registered form pursuant to

Section 2.2(b).
--------------

             "Additional Capital Expenditures" means as specified in Section
              -------------------------------                        -------
10.7.
----

              "Additional Costs" means as specified in Section 4.1(a).
               ----------------                        --------------

              "Adjusted Eurodollar Rate" means, for any Eurodollar Loan for any
               ------------------------
Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by the Agent to be equal to the Eurodollar Rate for such Eurodollar Loan for such Interest Period divided by 1 minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

               "AEC" means American Envelope Company, an Illinois corporation.
                ---

               "AEC Acquisition" means the acquisition by the Borrower of
                ---------------
substantially all of the Property of AEC pursuant to the Acquisition Documents.

               "Affiliate" means, as to any Person, any other Person (a) that
                ---------
directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds ten percent or more of any class of voting stock of such Person; or (c) ten percent or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, in no event
                                             --------  -------
shall the Agent or any Lender be deemed an Affiliate of the Borrower or any of its Subsidiaries.

          "Agent" means as specified in the introductory paragraph of this
           -----
Agreement.

          "Agent's Letter" means that certain letter agreement dated as of
           --------------
November 15, 1996 (and accepted by the Borrower as of November 15, 1996) between the Borrower and the Agent.

          "Aggregate Commitment Percentage" means, as to any Lender, the
           -------------------------------
percentage equivalent of a fraction, the numerator of which is the sum of the outstanding Revolving Credit Loans Commitment of such Lender (or, if such Revolving Credit Loans Commitment has terminated or expired, the outstanding principal amount of its Revolving Credit Loans and its Letter of Credit Liabilities), plus the outstanding principal amount of the Term Loans of such
              ----
Lender, plus the outstanding Acquisition Loans Commitment of such Lender (or, if
        ----
such Acquisition Loans Commitment has terminated or expired, the outstanding principal amount of the Acquisition Loans of such Lender), and the denominator of which is the sum of the aggregate outstanding Revolving Credit Loans Commitments of all Lenders (or, if the Revolving Credit Loans Commitments have terminated or expired, the aggregate outstanding principal amount of all Revolving Credit Loans and all Letter of Credit Liabilities), plus the aggregate
                                                              ----
outstanding principal amount of the Term Loans of all Lenders, plus the
                                                               ----
aggregate outstanding Acquisition Loans Commitments of all Lenders (or, if the Acquisition Loans Commitments have terminated or expired, the aggregate outstanding principal amount of all Acquisition Loans).

          "Agreement" means this Third Amended and Restated Credit Agreement and
           ---------
any and all amendments, modifications, supplements, renewals, extensions or restatements hereof.

          "Applicable Lending Office" means for each Lender and each Type of
           -------------------------
Loan, the Lending Office of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and
                                      ------------
Acceptance executed by it) or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Borrower and the Agent as the office by which its Loans of such Type are to be made and maintained.

          "Applicable Margin" means (a) from the Third Restatement Date to the
           -----------------
first Calculation Date, 0.50% with respect to Prime Rate Loans and 2.00% with respect to Eurodollar Loans, and (b) for periods from each Calculation Date to the next Calculation Date, the rate per annum set forth in the table below that corresponds to the ratio of (i) Total Debt as of the date of the relevant financial statement referred to below to (ii) EBITDA for the four fiscal quarters of the Borrower then most recently ended as of the date of such financial statement:

             Ratio of Total                 Applicable Margin      Applicable Margin
             Debt to EBITDA               for Eurodollar Loans   for Prime Rate Loans
             --------------               ---------------------  ---------------------
Greater than or equal to 3.25 to 1.00              2.50%                  1.00%

Greater than or equal to 2.75 to 1.00              2.00%                  0.50%
 and less than 3.25 to 1.00

Less than 2.75 to 1.00                             1.75%                  0.25%

The Applicable Margin shall change on each Calculation Date and shall be calculated on the basis of the financial statements delivered by the Borrower pursuant to Section 8.1(b) and the certificate delivered by the Borrower
            --------------
pursuant to Section 8.1(e); provided, that if the Borrower fails to deliver to
            --------------  --------
the Agent such financial statements or certificate on or before the relevant Calculation Date, the Applicable Margin for all Prime Rate Loans and Eurodollar Loans shall be 1.00% and 2.50%, respectively, per annum for the period from such Calculation Date until the date such statements and certificate are received by the Agent, after which the Applicable Margin shall be determined as otherwise provided herein.

          (b) Notwithstanding anything to the contrary contained in this Agreement, for purposes of calculating "EBITDA", as such term is used in this definition of "Applicable Margin", the financial attributes of the Persons acquired or attributable to the businesses or assets acquired (as applicable) pursuant to all New Acquisitions shall be included for the 12-month period immediately prior to the date of determination of "EBITDA" (excluding any pro forma adjustments thereto).

          "Asset Disposition" means the disposition of any or all of the
           -----------------
Property (other than sales of Inventory in the ordinary course of business and the grant of a Lien as security and sales of accounts receivable to MTRC pursuant to the Accounts Receivable Securitization Facility Documents) of the Borrower or any of its Subsidiaries, whether by sale, lease, transfer, assignment, condemnation or otherwise, but excluding any involuntary disposition resulting from casualty damage to Property.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and its Assignee and accepted by the Agent pursuant to Section
                                                                        -------
13.8(e), in substantially the form of Exhibit B hereto.
-------                               ---------

          "Assignee" means as specified in Section 13.8(b).
           --------                        ---------------

          "Assigning Lender" means as specified in Section 13.8(b).
           ----------------                        ---------------

          "Assumption Agreement" means an Assumption Agreement in form and
           --------------------
substance satisfactory to the Agent executed by each New Loan Party pursuant to which such New Loan Party assumes all indebtedness, liabilities and obligations of a Loan Party under this Agreement and becomes a party to this Agreement.

          "Bankruptcy Code" means as specified in Section 11.1(e).
           ---------------                        ---------------

          "Basle Accord" means the proposals for risk-based capital framework
           ------------
described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

           "Borrower" means as specified in the initial paragraph of this
            --------
Agreement.

           "Borrower Indenture" means the Indenture by and between the Borrower
            ------------------
and Fleet National Bank as Trustee (and executed by Holdings, Wisco and Pavey as guarantors), dated as of the Closing Date, relating to the Borrower Subordinated Notes, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

           "Borrower Security Agreement" means the Third Amended and Restated
            ---------------------------
Security Agreement dated the Third Restatement Date executed by the Borrower in favor of the Agent for the benefit of the Agent, the Lenders, the Supremex Lenders and/or the Equipment Lease Facility Lenders, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

           "Borrower Subordinated Debt" means (a) the Debt of the Borrower under
            --------------------------
the Borrower Subordinated Notes and the Borrower Indenture and (b) any and all other current or future Debt of the Borrower or its Subsidiaries which is subordinated to all or any portion of the Obligations or the Supremex Obligations.

           "Borrower Subordinated Debt Documents" means (a) the Borrower
            ------------------------------------
Subordinated Note Documents, (b) the Subsidiary Subordinated Guaranties, and (c) any and all other agreements, documents and instruments now or hereafter evidencing or governing any Borrower Subordinated Debt.

           "Borrower Subordinated Note Documents" means the Borrower
            ------------------------------------
Subordinated Notes, the Borrower Indenture, all agreements, documents and instruments now or hereafter executed by the Borrower and delivered to the trustee pursuant to the Borrower Indenture, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

           "Borrower Subordinated Notes" means the Borrower's 10 1/2% Senior
            ---------------------------
Subordinated Notes due 2004 issued pursuant to the Borrower Indenture, the Exchange Notes at any time issued in exchange for such Senior Subordinated Notes and pursuant to the terms of the Borrower Indenture, and any and all amendments, modifications, supplements, renewals, extensions or restatements of such Senior Subordinated Notes or Exchange Notes permitted pursuant to Section 9.14.
                                                           ------------

           "Business Day" means (a) any day on which commercial banks are not
            ------------
authorized or required to close in Houston, Texas, and (b) with respect to all borrowings, payments,

Conversions, Continuations, Interest Periods and notices in connection with Eurodollar Loans, any day which is a Business Day described in clause (a) above
                                                               ----------
and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

          "Calculation Date" means the date occurring each quarter during the
           ----------------
term of this Agreement which is 15 days after the date on which quarterly financial statements of the Borrower are required by Section 8.1(b) to be
                                                     --------------
delivered to the Agent.

          "Canadian Five Year Rule" means that Supremex shall not be obligated,
           -----------------------
under any circumstances other than the circumstance of the acceleration of the maturity of the Supremex Term Loans upon the occurrence of an "Event of Default" under the Supremex Credit Agreement, to pay more than 25% of the principal amount of the Supremex Term Loans within five years and one day from the date of the making of the Supremex Term Loans, whether from scheduled payments or mandatory prepayments from asset sales, insurance proceeds, stock offerings, excess cash flow, Debt issuances or otherwise.

          "Canadian Pension and Benefits Law" means any federal or provincial
           ---------------------------------
legislation or regulations applicable to any Canadian Plan including, without limitation, any pension benefits or tax legislation or regulations.

          "Canadian Pension Authority" means any federal or provincial pension
           --------------------------
regulator having jurisdiction over any Canadian Pension Plan.

          "Canadian Pension Plan" means any pension or retirement plan, written
           ---------------------
or unwritten, registered or unregistered, maintained or contributed to for any Canadian employee or former employee of Supremex or any other Loan Party currently or at any time within the six years immediately preceding the Closing Date.

          "Canadian Plan" means any pension, retirement, profit sharing, stock
           -------------
option, stock purchase, stock bonus, severance, bonus, incentive, deferred compensation, supplemental unemployment, health, welfare, dental, disability, life insurance or other plan, program or arrangement maintained for any Canadian employee of Supremex or any other Loan Party, including any Canadian Pension Plan.

          "Canadian Subsidiary" means a Subsidiary of Supremex which is
           -------------------
incorporated and organized under Canadian law or under the laws of a province of Canada.

          "Capital Expenditures" means, for any period, expenditures (including
           --------------------
the aggregate amount of Capital Lease Obligations incurred during such period) made by the Borrower (subject to Section 13.28) or any of its Subsidiaries to
                                 -------------
acquire or construct fixed assets, plant or equipment (including renewals, improvements or replacements, but excluding repairs) during such period and which, in accordance with GAAP, are classified as capital expenditures, exclusive of any expenditures for Permitted Acquisitions made prior to the Acquisition Loans Commitment Expiration Date.

          "Capital Lease Obligations" means, as to any Person, the obligations
           -------------------------
of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property, which obligations are classified as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "Capital Stock" means corporate stock and any and all shares,
           -------------
partnership interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock issued by any entity (whether a corporation, a partnership or another entity).

          "Carryover Capital Expenditures Amount" means, for any fiscal year of
           -------------------------------------
the Borrower, an amount equal to the positive remainder (if any) of (a) $23,000,000 minus (b) the actual aggregate Capital Expenditures of the Borrower
            -----
and its Subsidiaries made during the immediately preceding fiscal year exclusive (for purposes of this clause (b)) of any such Capital Expenditures allocable to
                      ----------
the Carryover Capital Expenditures Amount for such immediately preceding fiscal year; provided, however, that, for purposes of this definition, no amount of the
      --------  -------
maximum of $23,000,000 of Capital Expenditures permitted pursuant to Section
                                                                     -------
10.7 for any fiscal year (the "designated fiscal year") may constitute any
----                           ----------------------
Carryover Capital Expenditures Amount for any fiscal year other than the fiscal year immediately succeeding such designated fiscal year and the amount of all Capital Expenditures made during any fiscal year shall first be allocated to such $23,000,000 maximum amount for such fiscal year and then to any (if any) Carryover Capital Expenditures Amount for such fiscal year.

          "Cdn. Dollars" and "Cdn. $" mean lawful money of Canada.
           ------------       ------

          "Change of Control" means the existence or occurrence of any of the
           -----------------
following: (a) any of the Capital Stock of the Borrower is owned by any Person other than Holdings; (b) any Person or two or more Persons (other than the Permitted Holders) acting as a group (as defined in Section 13d-3 of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 35% or more of the outstanding shares of voting stock of Holdings; (c) individuals who, as of the Closing Date, constitute the Board of Directors of Holdings (the "Holdings Incumbent Board")
                                                    ------------------------
or of the Borrower (the "Borrower Incumbent Board") cease for any reason to
                         ------------------------
constitute at least a majority of the Board of Directors of Holdings or the Borrower, respectively; provided, however, that any individual becoming a
                        --------  -------
director of Holdings or the Borrower subsequent to the Closing Date whose election, or nomination for election by Holdings' or the Borrower's shareholders, as the case may be, was approved by a vote of at least a majority of the directors then comprising the Holdings Incumbent Board or the Borrower Incumbent Board, as the case may be, shall be considered as though such individual were a member of the Holdings Incumbent Board or the Borrower Incumbent Board, as the case may be, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) or other actual or threatened solicitation of proxies or contest by or on behalf of a Person other than the Board of Directors of Holdings or the Borrower, as the case may be; (d) the consummation of any transaction the result of which is that any Person or group beneficially owns more of the voting stock of Holdings than is beneficially owned, in the aggregate, by the Permitted Holders; or (e) a "Change in Control" as such term is defined in the Borrower Indenture.

         "Classic" means Classic Envelope Plus Ltd., a corporation
          -------
incorporated under the Company Act (British Columbia).

         "Closing Date" means February 24, 1994, the date of the Original
          ------------
Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended, and the
           ----
regulations promulgated and rulings issued thereunder.

          "Collateral" means all Property of any nature whatsoever upon which a
           ----------
Lien is created or purported to be created by any Loan Document as security for the Obligations or any portion thereof.

          "Commitments" means the Term Loans Commitments, the Revolving Credit
           -----------
Loans Commitments and the Acquisition Loans Commitments.

          "Commitment Percentage" means, as to any Lender and as to any of its
           ---------------------
Commitments or Loans or Letters of Credit (as may be applicable based upon the context in which such term is used), the percentage equivalent of a fraction, the numerator of which is the aggregate amount of the applicable Commitment of such Lender or the outstanding principal amount of the applicable Loans or Letters of Credit (as applicable) of such Lender, and the denominator of which is the aggregate amount of such applicable Commitments of all of the Lenders or the aggregate outstanding principal amount of the applicable Loans or Letters of Credit (as applicable) of all Lenders, as adjusted from time to time in accordance with Section 13.8.
                ------------

          "Concentration Accounts" means concentration deposit accounts (or, if
           ----------------------
the Borrower and its Subsidiaries so desire, a single concentration deposit account) into which all proceeds of Collateral (including, without limitation, proceeds and sales of accounts by the Borrower and its Subsidiaries) shall be deposited maintained by the Borrower and/or its Subsidiaries, other than Supremex and its Subsidiaries, with a bank or banks selected by the Borrower or such Subsidiary and reasonably acceptable to the Agent, and "Concentration Account" means any of such Concentration Accounts.

          "Consolidated Current Assets" means, at any particular time, all
           ---------------------------
amounts which, in conformity with GAAP, would be included as current assets on a consolidated balance sheet of the Borrower (subject to Section 13.28) and its
                                                        -------------
Subsidiaries.

          "Consolidated Current Liabilities" means, at any particular time, all
           --------------------------------
amounts which, in conformity with GAAP, would be included as current liabilities on a consolidated balance sheet of the Borrower (subject to Section 13.28) and
                                                            -------------
its Subsidiaries, less, in connection with any calculation of Consolidated Current Liabilities during the 12-month period immediately preceding the

Revolving Credit Loans Maturity Date, the outstanding principal amount of the Revolving Credit Loans and the Supremex Revolving Credit Loans.

          "Consolidated Current Ratio" means, at any particular time, the ratio
           --------------------------
of Consolidated Current Assets to Consolidated Current Liabilities.

          "Consolidated Fixed Charge Coverage Ratio" means, for any period, the
           ----------------------------------------
ratio of (a) (i) EBITDA of the Borrower (subject to Section 13.28) and its
                                                    -------------
Subsidiaries for such period minus (ii) taxes of the Borrower (subject to
                             -----
Section 13.28) and its Subsidiaries paid or payable in cash during such period,
-------------
to (b) the Fixed Charges of the Borrower (subject to Section 13.28) and its
                                                     -------------
Subsidiaries for such period.

          "Consolidated Funded Debt" means, at any particular time, (a) all Debt
           ------------------------
of the Borrower (subject to Section 13.28) and its Subsidiaries which matures by
                            -------------
its terms, or is renewable at the option of the Borrower (subject to Section
                                                                     -------
13.28) or any of its Subsidiaries, to a date more than one year after the
-----
original creation of such Debt and (b) all other Debt which would be classified as "funded indebtedness" or "long-term indebtedness" on a consolidated balance sheet of the Borrower (subject to Section 13.28) and its Subsidiaries as of such
                                  -------------
date in accordance with GAAP.

          "Consolidated Interest Coverage Ratio" means, for any period, the
           ------------------------------------
ratio of (a) EBITDA of the Borrower (subject to Section 13.28) and its
                                                -------------
Subsidiaries for such period to (b) Consolidated Interest Expense for such period.

          "Consolidated Interest Expense" means, for any period, all interest on
           -----------------------------
Debt of the Borrower (subject to Section 13.28) and its Subsidiaries paid or
                                 -------------
accrued during such period, including the interest portion of payments under Capital Lease Obligations.

          "Consolidated Net Income" means, for any period, the net income (or
           -----------------------
loss) of the Borrower (subject to Section 13.28) and its Subsidiaries for such
                                  -------------
period, determined on a consolidated basis in accordance with GAAP.

          "Consolidated Net Worth" means, at any particular time, all amounts
           ----------------------
which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of the Borrower (subject to Section 13.28) and its
                                                       -------------
Subsidiaries, plus any deductions made for currency translation adjustments, and
              ----
minus any additions made for currency translation adjustments.
-----

          "Consolidation Asset Dispositions" means Asset Dispositions made after
           --------------------------------
the First Restatement Date directly in connection with the consolidation of the
(a) Denver, Colorado facilities, (b) the Dallas, Houston and San Antonio, Texas facilities, (c) the Portland, Oregon and Seattle, Washington facilities and (d) the Chicago, Illinois facilities, of the Borrower or its Wholly-Owned Subsidiaries, other than Supremex and its Subsidiaries.

          "Continue", "Continuation" and "Continued" shall refer to the
           --------    ------------       ---------
continuation pursuant to Section 2.6 of a Eurodollar Loan as a Eurodollar Loan
                         -----------
of the same Type from one Interest Period to the next Interest Period.

          "Contract Rate" means as specified in Section 13.12(a).
           -------------                        ----------------

          "Convert", "Conversion" and "Converted" shall refer to a conversion
           -------    ----------       ---------
pursuant to Section 2.6 or Article 4 of one Type of Loan into the other Type of
            -----------    ---------
Loan.

          "Current Date" means a date occurring no more than 30 days prior to
           ------------
the Third Restatement Date or such earlier date which is reasonably acceptable to the Agent.

          "Debt" means as to any Person at any time (without duplication): (a)
           ----
all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 90 days, (d) all Capital Lease Obligations of such Person, (e) all obligations of such Person with respect to the "Financing Loans" in the aggregate original principal amount of $24,500,000 under the Equipment Lease Facility Documents, (f) all obligations secured by a Lien existing on Property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to such Person, (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, (h) all obligations of such Person to redeem or retire shares of Capital Stock of such Person, (i) all obligations and liabilities of such Person under Interest Rate Protection Agreements, (j) all liabilities of such Person in respect of unfunded vested benefits under any Plan or Canadian Plan, and (k) all Debt of others Guaranteed by such Person.

          "Default" means an Event of Default or the occurrence of an event or
           -------
condition which with notice or lapse of time or both would become an Event of Default.

          "Default Rate" means, in respect of any principal of any Loan, any
           ------------
Reimbursement Obligation or any other amount payable by the Borrower under this Agreement or any other Loan Document which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of two percent plus the Prime Rate as in effect from time to time plus the Applicable Margin for Prime Rate Loans; provided, however, that if such amount
                                        --------  -------
in default is principal of a Eurodollar Loan and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, two percent plus the interest rate for such Eurodollar Loan for such Interest Period as provided in

Section 2.4(a) hereof and, thereafter, the rate provided for above in this
--------------
definition.

          "Deposit Account" means a deposit account maintained by the Borrower
           ---------------
with a bank selected by the Borrower and reasonably acceptable to the Agent.

          "Dollars" and "$" mean lawful money of the U.S.
           -------       -

          "EBITDA" means, for any period, without duplication, the sum of the
           ------
following for the Borrower (subject to Section 13.28) and its Subsidiaries for
                                       -------------
such period determined on a consolidated basis in accordance with GAAP: (a) Consolidated Net Income, plus (b) Consolidated Interest Expense, plus (c) income
                         ----                                    ----
and franchise taxes to the extent deducted in determining Consolidated Net Income, plus (d) depreciation and amortization expense and other non-cash items
        ----
to the extent deducted in determining Consolidated Net Income, minus (e) non-
                                                               -----
cash income to the extent included in determining Consolidated Net Income.

          "Eligible Assignee" means (a) any Affiliate of a Lender or (b) any
           -----------------
commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund or other financial institution (whether a corporation, partnership or other entity) acceptable to the Agent and approved by the Borrower, which approval by the Borrower shall not be unreasonably withheld, conditioned or delayed.

          "Environmental Law" means any federal (U.S. or Canadian), state,
           -----------------
provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S) 9601 et seq., the Superfund Amendment and
                                          ------
Reauthorization Act of 1986, 99-499, 100 Stat. 1613, the Resource Conservation and Recovery Act of 1976, 42 U. S. C. (S) 6901 et seq., the Occupational Safety
                                               ------
and Health Act, 29 U S.C. (S) 651 et seq., the Clean Air Act, 42 U.S.C. (S) 7401
                                  ------
et seq., the Clean Water Act, 33 U.S.C. (S) 1251 et seq., the Emergency Planning
------                                           ------
and Community Right to Know Act, 42 U.S.C. (S) 11001 et seq., the Federal
                                                     ------
Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (S) 136 et seq., and the
                                                             -------
Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq., and any state or local
                                                 ------
counterparts.

          "Environmental Liabilities" means, as to any Person, all liabilities,
           -------------------------
obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability or criminal or civil statute, including, without limitation, any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

          "Equipment Lease Facility" means the transactions governed or
           ------------------------
contemplated by the Equipment Lease Facility Documents.

          "Equipment Lease Facility Documents" means the "Operative Documents"
           ----------------------------------
as such term is defined in Appendix A to that certain (a) Participation Agreement dated as of November 15, 1996, among the Borrower, certain Subsidiaries of the Borrower, Paribas Properties, Inc., the "Equity

Lenders" and "Financing Lenders" identified therein and Banque Paribas as agent for such "Equity Lenders" and "Financing Lenders", (b) Master Equipment Lease and Security Agreement dated as of November 15, 1996, between the Borrower and Paribas Properties, Inc., and (c) Loan Agreement dated as of November 15, 1996, among Paribas Properties, Inc., the "Equity Lenders" and "Financing Lenders" identified therein and Banque Paribas as agent for such "Equity Lenders" and "Financing Lenders" ("Appendix A").
                      ----------

          "Equipment Lease Facility Equipment" means the "Equipment" as
           ----------------------------------
such term is defined in Appendix A.

          "Equipment Lease Facility Guaranty" means the "Guaranty" as such
           ---------------------------------
term is defined in Appendix A.

          "Equipment Lease Facility Lenders" means the "Lenders" as such
           --------------------------------
term is defined in Appendix A.

          "Equipment Lease Facility Loan Agreement" means that certain Loan
           ---------------------------------------
Agreement dated as of November 15, 1996, among Paribas Properties, Inc., the "Equity Lenders" and "Financing Lenders" identified therein and Banque Paribas as agent for such "Equity Lenders" and "Financing Lenders"

          "Equipment Lease Facility Obligations" means the "Obligations" as
           ------------------------------------
such term is defined in Appendix A.

          "Equity Issuance" means any issuance by Holdings or the Borrower of
           ---------------
any Capital Stock of Holdings or the Borrower, respectively.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the regulations and published interpretations thereunder.

          "ERISA Affiliate" means any corporation or trade or business which is
           ---------------
a member of a group of entities, organizations or employers of which a Loan Party is also a member and which is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

          "ESOP Loans" means the "ESOP Loans" as such term is defined in
           ----------
the Second Restated Agreement.

          "Eurodollar Loans" means Loans that bear interest at rates based upon
           ----------------
the Eurodollar Rate or the Adjusted Eurodollar Rate.

          "Eurodollar Rate" means, for any Eurodollar Loan for any Interest
           ---------------
Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by the Reference Lender at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of such Interest Period for the offering by the Reference Lender to leading banks in the London interbank market of Dollar deposits in immediately available funds having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan made by the Reference Lender to which such Interest Period relates. If the Reference Lender is not participating in any Eurodollar Loans during any Interest Period therefor (whether as a result of
Section 4.4 or for any other reason), the Eurodollar Rate and the Adjusted
-----------
Eurodollar Rate for such Loans for such Interest Period shall be determined by reference to the amount of the Loans which the Reference Lender would have made had it been participating in such Loans.

          "Event of Default" has the meaning specified in Section 11.1.
           ----------------                               ------------

          "Excess Cash Flow" means, for any period commencing on or after the
           ----------------
first day of fiscal year 1996, without duplication, the total of the following of the Borrower and its Subsidiaries, other than Supremex and its Subsidiaries, for such period determined on a consolidated basis in accordance with GAAP (but for the exclusion of Supremex and its Subsidiaries): (a) Consolidated Net Income, plus (b) depreciation and amortization expense and other non-cash items
        ----
to the extent deducted in determining Consolidated Net Income, minus (c) non-
                                                               -----
cash income to the extent included in determining Consolidated Net Income, plus
                                                                           ----
(d) income and franchise taxes to the extent deducted in determining Consolidated Net Income; minus (e) cash payments of taxes, plus (f) taxes
                         -----                             ----
previously paid that have been refunded in cash, minus (g) the lesser of (i)
                                                 -----
actual Capital Expenditures or (ii) Permitted Capital Expenditures, minus (h)
                                                                    -----
principal payments (including prepayments) made on the Term Loans and the "Term Loans A" and the "Term Loans B" as such terms are defined in the Second Restated Agreement.

          "Excess Cash Flow Prepayment Date" means the 30th day of each April,
           --------------------------------
commencing on April 30, 1997, and continuing on the 30th day of each April of each subsequent year.

          "Excess Insurance Proceeds" means any and all proceeds of any
           -------------------------
Insurance Recovery which the Borrower or its Subsidiary (as applicable) (other than Supremex and its Subsidiaries) (a) has elected to not apply to the repair, construction or replacement of the Property affected or to the purchase of other, similar Property for use in its business or (b) has not both (i) elected to apply to the repair, construction or replacement of the Property affected or to the purchase of other, similar Property for use in its business within 90 days of the event giving rise to the Insurance Recovery and (ii) actually applied to such repair, construction, replacement or purchase (A) within 180 days after the earliest to occur of the receipt of such proceeds by the Borrower, any of such Subsidiaries or the Agent, with respect to an Insurance Recovery relating to other than real Property or the reconstruction of a plant, or (B) commencing within 180 days after the earliest to occur of the receipt of such proceeds by the Borrower, any of such Subsidiaries or the Agent and continuing in a reasonably prompt and diligent fashion thereafter, with respect to an Insurance Recovery relating to real Property or the reconstruction of a plant.

          "Exchange Notes" means the 10 1/2% Series B Senior Subordinated Notes
           --------------
due 2004 issued by the Borrower pursuant to the Exchange Offer, as such term is defined in the Borrower Indenture.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
upwards, if necessary, to the nearest one-sixteenth of one percent (1/16 of 1%)) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for
                                              --------
which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate charged to the Reference Lender on such day on such transactions as determined by the Agent.

          "First Restated Agreement" means as specified in Recital C of
           ------------------------                        ---------
this Agreement.

          "First Restatement Date" means December 19, 1994, the date of the
           ----------------------
First Restated Agreement.

          "First Restatement Lenders" means the parties to the First
           -------------------------
Restated Agreement who were "Lenders" as defined therein.

          "Fixed Charges" means, for any period, the sum of (a) Consolidated
           -------------
Interest Expense of the Borrower (subject to Section 13.28) and its Subsidiaries
                                             -------------
during such period, plus (b) all scheduled payments (as such scheduled payments
                    ----
are reduced by application of any prepayments) of principal during such period with respect to (i) the Term Loans, (ii) the "Term Loans A" and the "Term Loans B" as such terms are defined in the Second Restated Agreement, (iii) the Supremex Term Loans, (iv) the "Term Loans A" and the "Term Loans B" as such terms are defined in the Original Supremex Credit Agreement, and (v) in the event this definition is to be determined with respect to Holdings in accordance with Section 13.28, any other Debt for borrowed money of Holdings and its
     -------------
Subsidiaries, plus (c) Capital Expenditures of the Borrower (subject to Section
              ----                                                      -------
13.28) and its Subsidiaries during such period.
-----

          "Future Acquisition" means any transaction or series of related
           ------------------
transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition by the Borrower or any of its Subsidiaries of all or substantially all of the assets of a Person or of any business or division of a Person, (b) the acquisition by the Borrower or any of its Subsidiaries of 50% or more of any class of the Capital Stock of any Person or any acquisition by the Borrower or any of its Subsidiaries of Capital Stock of any Person which otherwise causes such Person to become a Subsidiary, or (c) a merger, consolidation, amalgamation or any other combination with another Person (other than a Person that is a Subsidiary of the Borrower) if the Borrower or a Subsidiary of the Borrower is the surviving entity. (A Synthetic Lease pursuant to which the Borrower or its Subsidiary is lessee shall not be deemed to constitute an acquisition by the Borrower or such Subsidiary, respectively, of the assets subject to such lease for purposes of this definition.)

          "G-P Envelope" means G-P Envelope Holdings, Inc., a Delaware
           ------------
corporation.

          "G-P Envelope Acquisition" means the acquisition by the Borrower of
           ------------------------
substantially all of the Property of G-P Envelope pursuant to the Acquisition Documents.

          "GAAP" means generally accepted accounting principles, applied on a
           ----
consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question.
Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

          "GAC" means as specified in the initial paragraph of this
           ---
Agreement.

          "GAC Acquisition" means the acquisition by the Borrower (initially
           ---------------
indirectly through GAC Acquisition Company, Inc.) of all of the issued and outstanding Capital Stock of GAC pursuant to the Acquisition Documents.

          "GAC Acquisition Date" means August 25, 1995.
           --------------------

          "GECC Equipment" means as specified in Section 5.5.
           --------------                        -----------

          "Georgia Pacific" means Georgia-Pacific Corporation, a Georgia
           ---------------
corporation.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Governmental Requirement" means any law, statute, code, ordinance,
           ------------------------
order, rule, regulation, judgment, decree, injunction, franchise, Permit, certificate, license, authorization or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

          "Guarantee" by any Person means any obligation, contingent or
           ---------
otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation as to the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for
          --------
collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

          "Hazardous Material" means any substance, product, waste, pollutant,
           ------------------
chemical, contaminant, insecticide, pesticide, gaseous or solid matter, organic or inorganic matter, fuel, micro-organism, ray, odor, radiation, energy, vector, plasma, constituent or material which (a) is or becomes listed, regulated or addressed under any Environmental Law or (b) is, or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Law, including, without limitation, asbestos, petroleum, underground storage tanks (whether empty or containing any substance) and polychlorinated biphenyls.

          "Holdings" means as specified in Recital A of this Agreement.
           --------                        ---------

          "Holdings Common Stock" means the common stock of Holdings, par
           ---------------------
value $0.01 per share.

          "Holdings Deferred Coupon Notes" means the "Holdings Deferred Coupon
           ------------------------------
Notes" as such term is defined in the Second Restated Agreement.

          "Holdings Guaranty" means the Third Amended and Restated Guaranty
           -----------------
Agreement dated the Third Restatement Date executed by Holdings in favor of the Agent for the benefit of the Agent, the Lenders and/or the Supremex Lenders, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

          "Holdings Security Agreement" means the Third Amended and Restated
           ---------------------------
Security Agreement dated the Third Restatement Date executed by Holdings in favor of the Agent for the benefit of the Agent, the Lenders, the Supremex Lenders and/or the Equipment Lease Facility Lenders, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

          "Holdings Subordinated Debt" means the Debt of Holdings evidenced by
           --------------------------
the Holdings Subordinated Guaranty and any and all other current or future Debt of Holdings which is subordinated to all or any portion of the obligations of Holdings under the Holdings Guaranty or the other Loan Documents.

          "Holdings Subordinated Debt Documents" means the Holdings Subordinated
           ------------------------------------
Guaranty and any and all other agreements, documents and instruments now or hereafter evidencing or governing any Holdings Subordinated Debt.

          "Holdings Subordinated Guaranty" means the obligations of Holdings
           ------------------------------
under the Borrower Indenture pursuant to which Holdings guarantees payment of the Borrower Subordinated Notes.

          "Innova" means Innova Envelope Inc., a corporation f/k/a Innova
           ------
Envelope (1995) Inc. continued under the laws of the Province of Ontario
(Canada).

          "Insurance Recovery" means, with respect to any Property of the
           ------------------
Borrower or any of its Subsidiaries other than Supremex or any of its Subsidiaries and any single occurrence or related occurrences with respect thereto, the receipt or constructive receipt by the Borrower or any of such Subsidiaries, or the payment by an insurance company to the Agent, of proceeds of any such Property or casualty insurance in an amount or aggregate amount (as applicable) in excess of $500,000.

          "Intellectual Property" means any U.S., Canadian or foreign patents,
           ---------------------
patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

          "Intercreditor Agreement" means that certain Amended and Restated
           -----------------------
Intercreditor Agreement dated as of the Third Restatement Date among the Lenders, the Supremex Lenders and the Equipment Lease Facility Lenders, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof, a true and correct copy of which is attached hereto as Exhibit F.
---------

          "Interest Period" means, with respect to any Eurodollar Loan, each
           ---------------
period commencing on the date such Loan is made or Converted from a Prime Rate Loan or (if Continued) the last day of the next preceding Interest Period with respect to such Loan, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.9 hereof, except that each such Interest Period
                      -----------
which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond an applicable Maturity Date shall end on such Maturity Date; (c) no more than seven Interest Periods for Eurodollar Loans shall be in effect at the same time; (d) no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be a shorter period, such Loans shall not be available hereunder; and (e) no Interest Period for a Term Loan may commence before and end after any principal repayment date unless, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans having Interest Periods that end after such principal payment date shall be equal to or less than the amount of the applicable Term Loans scheduled to be outstanding hereunder after such principal payment date.

          "Interest Rate Protection Agreements" means, with respect to any
           -----------------------------------
Person (a) an interest rate swap, cap or collar agreement or similar arrangement providing for the transfer or mitigation of interest rate risks either generally or under specified contingencies or (b) an arrangement mitigating the risk of fluctuations in the currency exchange rate between Cdn. Dollars and Dollars.

          "Inventory" means all inventory now owned or hereafter acquired by the
           ---------
Borrower or any of its Subsidiaries wherever located and whether or not in transit, which is or may at any time be held for sale or lease, or furnished under any contract (exclusive of leases of real Property covered by a Mortgage) for service or held as raw materials, work in process, or supplies or materials used or consumed in the business of the Borrower or any of its Subsidiaries.

          "Investments" means as specified in Section 9.5.
           -----------                        -----------

          "Issuing Bank" means Banque Paribas or, if Banque Paribas is not
           ------------
acceptable to an intended beneficiary of a Letter of Credit as the issuer of such Letter of Credit, such other Lender which is a commercial bank as the Borrower may designate from time to time which agrees to be the issuer of such Letter of Credit.

          "Lender" and "Lenders" means as specified in the initial
           ------       -------
paragraph of this Agreement.

          "Letter of Credit" means any standby letter of credit issued by the
           ----------------
Issuing Bank for the account of the Borrower pursuant to the Original Agreement, the First Restated Agreement, the Second Restated Agreement or this Agreement.

          "Letter of Credit Agreement" means, with respect to each Letter of
           --------------------------
Credit to be issued by the Issuing Bank therefor, the letter of credit application and reimbursement agreement which such Issuing Bank requires to be executed by the Borrower in connection with the issuance of such Letter of Credit.

          "Letter of Credit Liabilities" means, at any time, the aggregate
           ----------------------------
undrawn face amounts of all outstanding Letters of Credit and all unreimbursed drawings under Letters of Credit.

          "Lien" means any lien, mortgage, security interest, tax lien,
           ----
financing statement, pledge, charge, hypothecation or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law or otherwise.

          "Loans" means the Term Loans, the Revolving Credit Loans and the
           -----
Acquisition Loans, and "Loan" means any of the Term Loans, the Revolving Credit
                        ----
Loans or the Acquisition Loans.

          "Loan Documents" means this Agreement, the Notes, the Security
           --------------
Documents, the Agent's Letter, the Letters of Credit, the Letter of Credit Agreements, any Interest Rate Protection Agreement between the Borrower and any Lender, the Intercreditor Agreement, the Accounts Receivable Securitization Facility Intercreditor Agreement and all other agreements, documents and instruments now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

          "Loan Party" means Holdings, the Borrower, Wisco, Pavey, Mail-Well
           ----------
West, Wisco II, Supremex Holdings, GAC, Wisco III and each of the other Subsidiaries (other than an Unrestricted

Subsidiary) of the Borrower (including, without limitation, each New Loan Party) and any other Person who is or becomes a party to any agreement, document or instrument that Guarantees or secures payment or performance of the Obligations or any part thereof.

          "Mail-Well ESOP" means the trust created pursuant to the Mail-Well
           --------------
Corporation Employee Stock Ownership Plan Trust Agreement dated as of February 23, 1994, by and between Bank One, Texas, N.A. and the Borrower and the Mail-Well Corporation Employee Stock Ownership Plan dated as of February 23, 1994 executed by the Borrower (as such agreement is to be amended as of the funding of the Additional ESOP Loans).

          "Mail-Well ESOP Loan Documents" means the Mail-Well ESOP Note, the
           -----------------------------
Mail-Well ESOP Security Agreement and all other agreements, documents and instruments now or hereafter executed and/or delivered by the Mail-Well ESOP or the Borrower pursuant to or in connection with the Mail-Well ESOP Loans, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

          "Mail-Well ESOP Loans" means the "First Mail-Well ESOP Loan", the
           --------------------
"Second Mail-Well ESOP Loan", the "Third Mail-Well ESOP Loan" and the "Fourth Mail-Well ESOP Loan" as such terms are defined in the Second Restated Agreement.

          "Mail-Well ESOP Note" means the Second Restated Promissory Note in the
           -------------------
original principal amount of $3,627,911.62 dated August 9, 1995, made by the Mail-Well ESOP payable to the Borrower evidencing certain of the Mail-Well ESOP Loans, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

          "Mail-Well ESOP Security Agreement" means the Restated First Security
           ---------------------------------
Agreement dated the First Restatement Date executed by the Mail-Well ESOP in favor of the Borrower, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

          "Mail-Well West" means as specified in the initial paragraph of
           --------------
this Agreement.

          "Majority Lenders" means, at any date of determination, Lenders having
           ----------------
in the aggregate at least 51% (in dollar amount as to any one or more of the following) of the sum of the aggregate outstanding Revolving Credit Loans Commitments (or, if the Revolving Credit Loans Commitments have terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans and the aggregate Letter of Credit Liabilities), plus the aggregate
                                                       ----
outstanding principal amount of the Term Loans, plus the aggregate outstanding
                                                ----
Acquisition Loans Commitments (or, if the Acquisition Loans Commitments have terminated or expired, the aggregate outstanding principal amount of the Acquisition Loans).

          "Material Adverse Effect" means any material adverse effect, or the
           -----------------------
occurrence of any event or the existence of any condition that could reasonably be expected to have a material adverse effect, on (a) the prospects, business or financial condition of Holdings and its Subsidiaries, taken as a whole, or of Holdings on an individual basis, (b) the prospects, business or financial condition of the Borrower and its Subsidiaries, taken as a whole, or of the Borrower on an individual basis, (c) the ability of Holdings, the Borrower or its Subsidiaries to pay and perform the Obligations, the Supremex Obligations or the Equipment Lease Facility Obligations when due, or (d) the validity or enforceability of any of the Loan Documents or the Supremex Loan Documents, any Lien created or purported to be created by any of the Loan Documents or the Supremex Loan Documents or the rights and remedies of the Agent or the Lenders under any of the Loan Documents or the Supremex Loan Documents.

          "Maturity Date" means the Term Loans Maturity Date, the Revolving
           -------------
Credit Loans Maturity Date or the Acquisition Loans Maturity Date, as applicable.

          "Maximum Rate" means, with respect to any Lender, the maximum non-
           ------------
usurious interest rate, if any, that any time or from time to time may be contracted for, taken, reserved, charged or received with respect to the particular Obligations as to which such rate is to be determined, payable to such Lender pursuant to this Agreement or any other Loan Document, under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the indicated rate ceiling described in, and computed in accordance with, Article 5069-1.04, Vernon's Texas Civil Statutes; provided, however, that, to the extent permitted by applicable
                --------  -------
law, the Agent shall have the right to change the applicable rate ceiling from time to time in accordance with applicable law.

          "Mortgaged Properties" means, collectively, the fee-owned Properties
           --------------------
and leasehold interests in the Properties listed on Schedule 1.1(a) hereof which
                                                    ---------------
are or are to be subject to the Mortgages, and any such after-acquired Properties which become subject to a Mortgage pursuant to Section 5.4 hereof.
                                                          -----------

          "Mortgages" means each deed of trust, leasehold deed of trust,
           ---------
mortgage, leasehold mortgage, collateral assignment of leases or other real estate security document executed and delivered pursuant to or in connection with the Original Agreement, the First Restated Agreement, the Second Restated Agreement or this Agreement (including, without limitation, any such agreement or document executed pursuant to Section 5.4) by the Borrower or any other Loan
                                 -----------
Party in favor of the Agent for the benefit of the Agent, the Lenders, the Supremex Lenders and/or the Equipment Lease Facility Lenders with respect to any Mortgaged Property, and any and all amendments, modifications, supplements, renewals or restatements thereof (including, without limitation, any and all modification agreements relating thereto).

          "MTRC" means as specified in Recital G of this Agreement.
           ----                        ---------

          "Multiemployer Plan" means a multiemployer plan defined as such in
           ------------------
Section 3(37) of ERISA to which contributions have been made by or are required from any Loan Party or any ERISA Affiliate since 1974 and which is covered by Title IV of ERISA.

          "Net Proceeds" means, with respect to any Asset Disposition, (a) the
           ------------
gross amount of cash received by the Borrower or any of its Subsidiaries from such Asset Disposition, minus (b) the amount, if any, of all taxes paid or
                        -----
payable by the Borrower or any of its Subsidiaries directly resulting from such Asset Disposition (including the amount, if any, estimated by the Borrower in good faith at the time of such Asset Disposition for taxes payable by the Borrower or any of its Subsidiaries on or measured by net income or gain resulting from such Asset Disposition), minus (c) the reasonable out-of-pocket
                                        -----
costs and expenses incurred by the Borrower or such Subsidiary in connection with such Asset Disposition (including reasonable brokerage fees paid to a Person other than an Affiliate of the Borrower) excluding any fees or expenses paid to an Affiliate of the Borrower, minus (d) amounts applied to the repayment
                                      -----
of indebtedness (other than the Obligations) secured by a Permitted Lien on the Property subject to the Asset Disposition, minus (e) with respect to any
                                           -----
Consolidation Asset Disposition, moving and severance costs and expenses directly related to such Consolidation Asset Disposition if and to the extent that such costs and expenses have been certified as to accuracy to the Agent by a Responsible Officer of the Borrower. "Net Proceeds" with respect to any Asset
                                         ------------
Disposition shall also include proceeds (after deducting any amounts specified in clauses (b), (c) and (d) of the preceding sentence) of insurance with respect
   -----------  ---     ---
to any actual or constructive loss of Property, an agreed or compromised loss of Property or the taking of any Property under the power of eminent domain and condemnation awards and awards in lieu of condemnation for the taking of Property under the power of eminent domain, except such proceeds and awards as are released to and used by the Borrower in accordance with Section 8.5. "Net
                                                            -----------    ---
Proceeds" means, with respect to any Equity Issuance, (a) the gross amount of
--------
cash or cash equivalents received from such Equity Issuance, exclusive of the proceeds of sales of Capital Stock of Holdings to employees or directors of Holdings or its Subsidiaries in connection with the provision of compensation or benefits to such employees or directors for their activities as employees or directors, respectively, minus (b) the reasonable out-of-pocket costs and
                         -----
expenses incurred by the issuer in connection with such Equity Issuance (including reasonable underwriting fees paid to a Person other than an Affiliate of the Borrower) excluding any fees or expenses paid to an Affiliate of the Borrower.

          "New Acquisitions" means any and all Permitted Acquisitions which
           ----------------
have been consummated.

          "New Acquisitions Agreements" means any and all stock purchase
           ---------------------------
agreements, asset purchase agreements and other similar agreements executed and delivered in connection with any and all New Acquisitions.

          "New Loan Party" means any Loan Party acquired pursuant to any
           --------------
Permitted Acquisition of Capital Stock of another Person.

          "Non-Recourse Debt" means Debt or that portion of Debt (a) as to which
           -----------------
neither Holdings, the Borrower nor any of the Borrower's Subsidiaries (other than an Unrestricted Subsidiary)

(i) provides credit support pursuant to any guaranty, undertaking, agreement, document or instrument that would constitute Debt, (ii) is directly or indirectly liable, or (iii) constitutes the lender, and (b) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Debt of Holdings, the Borrower or any of the Borrower's Subsidiaries (other than an Unrestricted Subsidiary) to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its stated maturity.

          "Notes" means the Term Loans Notes, the Revolving Credit Loans Notes
           -----
and the Acquisition Loans Notes, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof and all substitutions therefor (including promissory notes issued by the Borrower pursuant to Section
                                                                        -------
13.8), and "Note" means any of such promissory notes.
----        ----

          "Obligations" means any and all (a) indebtedness, liabilities and
           -----------
obligations of the Loan Parties, or any of them, to the Agent, the Issuing Bank and the Lenders, or any of them, evidenced by and/or arising pursuant to any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including, without limitation, (i) the obligations of the Loan Parties to repay the Loans and the Reimbursement Obligations, to pay interest on the Loans and Reimbursement Obligations (including, without limitation, interest accruing after any, if any, bankruptcy, insolvency, reorganization or other similar filing) and to pay all fees, indemnities, costs and expenses (including attorneys' fees) provided for in the Loan Documents and
(ii) the indebtedness constituting the Loans, the Reimbursement Obligations and such fees, indemnities, costs and expenses, and (b) indebtedness, liabilities and obligations of the Borrower under any and all Interest Rate Protection Agreements that it may enter into with any Lender.

          "Original Agreement" means as specified in Recital B of this
           ------------------                        ---------
Agreement.

          "Original Lenders" means the parties to the Original Agreement
           ----------------
who were "Lenders" as defined therein.

          "Original Supremex Credit Agreement" means as specified in
           ----------------------------------
Recital E of this Agreement.
----------

          "Original Supremex Lenders" means the parties to the Original Supremex
           -------------------------
Credit Agreement who were "Lenders" thereunder.

          "Pavey" means as specified in the initial paragraph of this
           -----
Agreement.

          "Pavey Acquisition" means the acquisition by Holdings of all of the
           -----------------
issued and outstanding Capital Stock of Pavey pursuant to the Acquisition Documents.

          "Payor" means as specified in Section 3.4.
           -----                        -----------

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity
           ----
succeeding to all or any of its functions under ERISA.

          "PBGF" means the Ontario Pension Benefits Guarantee Fund.
           ----

          "Pension Plan" means an employee pension benefit plan as defined in
           ------------
Section 3(2) of ERISA (including a Multiemployer Plan) which is subject to the funding requirements under Section 302 of ERISA or Section 412 of the Code, in whole or in part, and which is maintained or contributed to currently or at any time within the six years immediately preceding the Closing Date or, in the case of a Multiemployer Plan, at any time since September 2, 1974, by the Borrower or any ERISA Affiliate for employees of the Borrower or any ERISA Affiliate.

          "Peril" means as specified in Section 8.5(a).
           -----                        --------------

          "Permit" means any permit, certificate, approval, order, license
           ------
or other authorization.

          "Permitted Acquisition" means any Future Acquisition that
           ---------------------
complies with each of the following requirements:

               (a) such Future Acquisition consists of an acquisition of assets or Capital Stock by a Loan Party other than Holdings or Supremex or a Subsidiary of Supremex;

               (b) such Future Acquisition shall not involve an aggregate purchase price paid or payable, whether in the form of cash, Capital Stock, property, liabilities assumed (exclusive of current accruals and trade payables incurred in the ordinary course of business to the extent that the aggregate amount of such accruals and payables assumed does not exceed the aggregate amount of accounts receivable and other current assets acquired) or other consideration, in excess of the product of (i) the Pro Forma EBITDA for a recent twelve-month period acceptable to the Agent attributable to the assets, Person(s) and/or businesses (as applicable) proposed to be acquired, which Pro Forma EBITDA for such period and any adjustments thereto shall be approved by the Agent in writing, multiplied
                                                                    ----------
     by (ii) five and one-half;
     --

               (c) such Future Acquisition shall not involve an aggregate purchase price paid or payable, whether in the form of cash, property, liabilities assumed (exclusive of current accruals and trade payables incurred in the ordinary course of business to the extent that the aggregate amount of such accruals and payables assumed does not exceed the aggregate amount of accounts receivable and other current assets acquired) or other consideration, in excess of $30,000,000 unless such Future Acquisition has been approved in writing by the Agent and the Required Lenders;

               (d) such Future Acquisition and all Future Acquisitions consummated or proposed to be consummated during any twelve-month period shall not involve an aggregate purchase price paid or payable, whether in the form of cash, property, liabilities assumed (exclusive of current accruals and trade payables incurred in the ordinary course of business to the extent that the aggregate amount of such accruals and payables assumed does not exceed the aggregate amount of accounts receivable and other current assets acquired) or other consideration, exceeding $60,000,000 without the prior written approval of the Agent and the Required Lenders;

               (e) both before and after giving effect to such Future Acquisition and the Acquisition Loans requested to be made in connection therewith, no Default exists or will exist and the Borrower shall have demonstrated, to the reasonable satisfaction of the Agent, pro forma compliance with the financial covenants contained in Article 10 of this
                                                          ----------
     Agreement for the most recent twelve-month period and as of the end of the most recent fiscal quarter after giving effect to such Future Acquisition;

               (f) the Loan Parties shall not, as a result of or in connection with any such Future Acquisition, assume or incur any contingent liabilities (whether relating to environmental, tax, litigation or other matters) that could result in the existence or occurrence of a Material Adverse Effect;

               (g) if such Future Acquisition involves an acquisition of Capital Stock, the Borrower (or other applicable Loan Party approved by the Agent and the Required Lenders) shall acquire and own (and have voting control with respect to) at least 90% of each class of the issued and outstanding shares of Capital Stock of the New Loan Party whose Capital Stock is being acquired unless a lesser percentage of each such class of Capital Stock has been approved in writing by the Agent and the Majority Lenders (in which case such lesser percentage is being acquired); and

               (h) the Borrower shall have represented and warranted to the Agent and the Lenders, in writing, as to the compliance with each of the requirements set forth in clauses (a) through (g) preceding.
                               -----------         ---

          "Permitted Acquisition Documents" means each stock purchase or asset
           -------------------------------
purchase agreement and all other agreements, documents or instruments which evidence or govern any Permitted Acquisition or which are executed and/or delivered in connection therewith.

          "Permitted Capital Expenditures" means as specified in Section
           ------------------------------                        -------
10.7.
----

          "Permitted Holders" means (a) the officers and directors of Holdings
           -----------------
and the Borrower and its Subsidiaries as of the Second Restatement Date, (b) Sterling and its officers, directors, employees and shareholders as of the Second Restatement Date, (c) the Mail-Well ESOP, (d) Unicorn, (e) all other individuals who own Holdings Common Stock on the Second Restatement Date, and
(f) any spouse, parent, sibling, child or grandchild of any of the aforesaid individuals (in each case, whether such relationship arises from birth, adoption or through marriage) or any trust established for the benefit of any such individuals or any spouse, parent, sibling, child or grandchild of any such individuals (in each case whether such relationship arises from birth, adoption or through marriage).

     "Permitted Liens" means:
      ---------------

               (a) Liens disclosed on Schedule 1.1(b) hereto;
                                      ---------------

               (b) Liens securing the Obligations in favor of the Agent (for the benefit of the Agent and the Lenders) pursuant to the Loan Documents, Liens securing the Supremex Obligations in favor of Banque Paribas as agent (for the benefit of itself and the Supremex Lenders) pursuant to the Supremex Loan Documents and Liens securing the Equipment Lease Facility Guaranty in favor of the Equipment Lease Facility Lenders pursuant to the Loan Documents and the Equipment Lease Facility Documents;

               (c) Encumbrances consisting of easements, zoning restrictions or other restrictions on the use of real Property or, as to the real Property referred to in clause (ii) below only, imperfections to title that (i) as
                    -----------
     to any Mortgaged Property, do not (individually or in the aggregate) materially affect the value of the Property encumbered thereby or materially impair the ability of the Borrower or any of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use, and (ii) as to any real Property other than Mortgaged Property, were entered into in the ordinary course of business and could not have a Material Adverse Effect;

               (d) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

               (e) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith and for which adequate reserves have been established;

               (f) Liens resulting from good faith deposits to secure payment of workmen's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt) or leases, all in the ordinary course of business;

               (g) Purchase-money Liens on any Property hereafter acquired or the assumption after the Closing Date of any Lien on Property existing at the time of such acquisition (and not created in contemplation of such acquisition), or a Lien incurred after the Closing Date in connection with any conditional sale or other title retention agreement or Capital Lease Obligation; provided that:
                 --------

                   (i) any Property subject to the foregoing is acquired by the
               Borrower or any of its Subsidiaries in the ordinary course of its respective business and the Lien on the Property attaches concurrently or within 90 days after the acquisition thereof;

                   (ii) the Debt secured by any Lien so created, assumed or existing shall not exceed the lesser of the cost or fair market value at the time of acquisition of the Property covered thereby;

                   (iii) each such Lien shall attach only to the Property so acquired and the proceeds thereof; and

                   (iv) the Debt secured by all such Liens shall not exceed $12,000,000 at any time outstanding in the aggregate;

          (h) Easements, rights-of-way, restrictions and other Liens and imperfections to title that are approved by the Agent and are listed on Exhibit B to any Mortgage; and
     ---------

          (i) Any extension, renewal or replacement of any of the foregoing, provided that Liens permitted hereunder shall not be extended or spread to cover any additional indebtedness or Property;

provided, however, that (A) none of the Permitted Liens (except those in favor
--------  -------
of the Agent) may attach or relate to the Capital Stock of or any other ownership interest in the Borrower or any Subsidiary of the Borrower, (B) none of the Permitted Liens referred to in clause (a) preceding may have a priority
                                      ----------
equal or prior to the Liens in favor of the Agent as security for the Obligations, and (C) none of the Permitted Liens, other than the Permitted Liens referred to in clauses (b) and (d) preceding, may attach or relate to any
                     -----------     ---
accounts or inventory of any Loan Party or any Supremex Loan Party.

     "Person" means any individual, corporation, trust, association, company,
      ------
partnership, joint venture, limited liability company, Governmental Authority or other entity.

     "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA
      ----
established or maintained or contributed to by any Loan Party or any ERISA Affiliate, including any Pension Plan.

     "PNG Acquisition" means the "PNG Acquisition" as such term is defined in
      ---------------
the Supremex Credit Agreement.

     "PNG Acquisition Agreement" means the "PNG Acquisition Agreement" as such
      -------------------------
term is defined in the Supremex Credit Agreement.

     "PNG Acquisition Documents" means the "PNG Acquisition Documents" as such
      -------------------------
term is defined in the Supremex Credit Agreement.

     "Prime Rate" means, at any time, the rate of interest per annum then most
      ----------
recently established by The Chase Manhattan Bank as its highest commercial prime rate, which rate may not be the lowest rate of interest charged by The Chase Manhattan Bank to its commercial borrowers. Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect without notice to the Borrower at the time of such change in the Prime Rate.

     "Prime Rate Loans" means Loans that bear interest at rates based upon the
      ----------------
Prime Rate.

     "Principal Office" means the principal office of the Agent in Houston,
      ----------------
Texas, presently located at 1200 Smith Street, Suite 3100, Houston, Texas.

     "Pro Forma EBITDA" means, for any period, without duplication, the earnings
      ----------------
before interest, taxes, depreciation and amortization (as calculated consistent with the definition of EBITDA contained herein) of the Person to be acquired or attributable to the business or assets to be acquired pursuant to the applicable Permitted Acquisition for such period as appropriately adjusted to reflect any minority interest (in the case of a Permitted Acquisition of less than 100% of all issued and outstanding Capital Stock) and as reasonably adjusted by the Borrower consistent with the Borrower's past practice for calculating pro forma EBITDA for acquisitions (which adjustments may include, if and to the extent appropriate, changes in raw materials prices, reduction of staff and reductions in overhead), which adjustments must be approved by the Agent (which approval shall not be unreasonably withheld).

     "Pro Formas" means the unaudited consolidated balance sheets of the
      ----------
Borrower and its consolidated Subsidiaries included in the Confidential Information Memorandum dated September 1996, after giving effect to the Related Transactions, including, without limitation, the PNG Acquisition, the Equipment Lease Facility and the Accounts Receivable Securitization Facility.

     "Prohibited Transaction" means any transaction set forth in Section 406 of
      ----------------------
ERISA or Section 4975 of the Code.

     "Projections" means the Borrower's forecasted consolidated balance sheets,
      -----------
income statements and cash flow statements, together with appropriate supporting details and a statement of underlying assumptions, included in the Confidential Information Memorandum dated September 1996, after giving effect to the Related Transactions, including, without limitation, the Equipment Lease Facility and the Accounts Receivable Securitization Facility.

     "Property" means property of all kinds, real, personal or mixed, tangible
      --------
or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the Closing Date.

     "Prospective Loan Party" means any Person whose Capital Stock is proposed
      ----------------------
to be acquired pursuant to any Permitted Acquisition.

     "Purchase and Contribution Agreement" means  the Purchase and Contribution
      -----------------------------------
Agreement dated as of November 15, 1996, between the Borrower and MTRC.

     "Quality Park" means Quality Park Products, Inc., a Delaware corporation.
      ------------

     "Quality Park Acquisition" means the acquisition by the Borrower of
      ------------------------
substantially all of the Property of Quality Park pursuant to the Acquisition Documents.

     "Quarterly Date" means the last day of each March, June, September and
      --------------
December of each year, the first of which shall be the first such day after the Closing Date.

     "Receivables" means, as at any date of determination thereof, the unpaid
      -----------
portion of the obligation, as stated on the respective invoice, or, if there is no invoice, other writing, of a customer of the Borrower or any of its Subsidiaries in respect of Inventory sold and shipped or services rendered by the Borrower or any of its Subsidiaries.

     "Reference Lender" means Banque Paribas.
      ----------------

     "Register" means as specified in Section 13.8(d).
      --------                        ---------------

     "Registered Note" means as specified in Section 2.2(b).
      ---------------                        --------------

     "Registered Note Register" means as specified in Section 13.8(h).
      ------------------------                        ---------------

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System as the same may be amended or supplemented from time to time.

     "Regulatory Change" means, with respect to any Lender, any change after the
      -----------------
Closing Date in any U.S. federal or state or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders including such Lender of or under any U.S. federal or state or foreign laws or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

     "Reimbursement Obligation" means the obligation of the Borrower to
      ------------------------
reimburse the Issuing Bank for any drawing under a Letter of Credit.

     "Related Transactions" means, collectively, (a) the Acquisitions, (b) the
      --------------------
execution and delivery of the Related Transactions Documents, (c) the Reorganization Transaction, (d) the transactions contemplated by the Supremex Credit Agreement, (e) the transactions contemplated by the Equipment Lease Facility, (f) the transactions contemplated by the Accounts Receivable Securitization Facility, and (g) the payment of all fees, costs and expenses associated with the foregoing.

     "Related Transactions Documents" means the Permitted Acquisition Documents,
      ------------------------------
the PNG Acquisition Documents, the Reorganization Documents, the Supremex Credit Agreement and the Supremex Loan Documents, the Equipment Lease Facility Documents, the Accounts Receivable Securitization Facility Documents and all other agreements, documents and instruments executed and/or delivered pursuant to or in connection with any of the foregoing.

     "Release" means, as to any Person, any release, spill, emission, leaking,
      -------
pumping, injection, deposit, disposal, disbursement, leaching or migration of Hazardous Materials into the indoor or outdoor environment or into or out of Property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water or ground water.

     "Remedial Action" means all actions required to (a) cleanup, remove,
      ---------------
respond to, treat or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform studies and investigations on the extent and nature of any actual or suspected contamination, the remedy or remedies to be used or health effects or risks of such contamination, or (d) perform post-remedial monitoring, care or remedy of a contaminated site.

     "Reorganization Documents" means the General Conveyance, Assignment and
      ------------------------
Bill of Sale dated as of the Third Restatement Date executed by Wisco to and in favor of Wisco III transferring ownership of certain real property in connection with such general conveyances, and each other agreement, document or instrument executed or delivered in connection with or pursuant to the Reorganization Transaction.

     "Reorganization Transaction" means the transfers by (a) the Borrower to
      --------------------------
Wisco III of the plant located in Chestertown, Maryland, and (b) Wisco to Wisco III of the plants located in Tullahoma, Tennessee and Kankakee, Illinois, in consideration of the issuance of membership interests in Wisco III to the Borrower and Wisco.

     "Required Lenders" means, at any date of determination, Lenders having in
      ----------------
the aggregate at least 66 2/3% (in dollar amount as to any one or more of the following) of the sum of the aggregate outstanding Revolving Credit Loans Commitments (or, if the Revolving Credit Loans Commitments have terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans and the aggregate Letter of Credit Liabilities), plus the aggregate
                                                       ----
outstanding principal amount of the Term Loans, plus the aggregate outstanding
                                                ----
Acquisition Loans Commitments (or, if the Acquisition Loans Commitments have terminated or expired, the aggregate outstanding principal amount of the Acquisition Loans).

     "Required Payment" means as specified in Section 3.4.
      ----------------                        -----------

     "Reportable Event" means any of the events set forth in Section 4043 of
      ----------------
ERISA.

     "Repurchases" means as specified in Section 9.4(b).
      -----------                        --------------

     "Reserve Requirement" means, for any Eurodollar Loan of any Lender for any
      -------------------
Interest Period therefor, the maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under any regulations of the Board of Governors of the Federal Reserve System (or any successor) by such Lender for deposits exceeding $1,000,000 against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such Lender by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Eurodollar Rate or the Adjusted Eurodollar Rate is to be determined or
(b) any category of extensions of credit or other assets which include Eurodollar Loans.

     "Responsible Officer" means, as to any Loan Party, the chief financial
      -------------------
officer, chief operating officer or chief executive officer of such Person.

     "Restricted Payment" means (a) any dividend or other distribution (whether
      ------------------
in cash, Property or obligations), direct or indirect, on account of (or the setting apart of money for a sinking or other analogous fund for) any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, purchase, retirement or defeasance of, or payment with respect to, any Borrower Subordinated Debt or Holdings Subordinated Debt; (d) any loan, advance or payment (pursuant to a tax sharing agreement or otherwise) to Holdings or the Mail-Well ESOP; and (e) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding.

     "Revolving Credit Loans" means as specified in Section 2.1(b).
      ----------------------                        --------------

     "Revolving Credit Loans Commitment" means, as to any Lender, the obligation
      ---------------------------------
of such Lender to make or continue Revolving Credit Loans and incur or participate in Letter of Credit Liabilities hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Revolving Credit Loans Commitment" or, if such Lender is a party to an Assignment and Acceptance, the amount set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to Section 2.13 or 11.2, and "Revolving Credit Loans Commitments" means such
   ------------    ----       ----------------------------------
obligations of all Lenders. As of the Third Restatement Date, the aggregate principal amount of the Revolving Credit Loans Commitments is $30,000,000.

     "Revolving Credit Loans Maturity Date" means March 31, 2003.
      ------------------------------------

     "Revolving Credit Loans Notes" means the promissory notes made by the
      ----------------------------
Borrower evidencing the Revolving Credit Loans, in the form of Exhibit C hereto,
                                                               ---------
and also includes such promissory notes issued in registered form pursuant to

Section 2.2(b).
--------------

     "Revolving Credit Loans Tranche 1" means the "Revolving Credit Loans
      --------------------------------
Tranche 1" as such term is defined in the Second Restated Agreement.

     "Revolving Credit Loans Tranche 2" means the "Revolving Credit Loans
      --------------------------------
Tranche 2" as such term is defined in the Second Restated Agreement.

     "Second Amendment" means that certain Second Amendment to Second Amended
      ----------------
and Restated Credit Agreement dated as of April 22, 1996, among the Borrower, Supremex, the Second Restatement Lenders and the Agent.

     "Second Amendment Date" means April 22, 1996, the date of the Second
      ---------------------
Amendment.

     "Second Restated Agreement" means as specified in Recital D of this
      -------------------------                        ---------
Agreement.

     "Second Restatement Date" means July 31, 1995, the date of the Second
      -----------------------
Restated Agreement.

     "Second Restatement Lenders" means the parties to the Second Restated
      --------------------------
Agreement who were "Lenders" as defined therein.

     "Secured Equipment Lease Facility Obligations" means any and all "Financing
      --------------------------------------------
Obligations" as such term is defined in Appendix A and any and all indebtedness, liabilities and obligations of the "Guarantors", as such term is defined in Appendix A, under the Equipment Lease Facility Guaranty.

     "Security Documents" means the Borrower Security Agreement, the Mortgages,
      ------------------
the Holdings Security Agreement, the Holdings Guaranty, the Subsidiary Security Agreements and the Subsidiary Guaranties, as they may be amended, modified, supplemented, renewed, extended or restated from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of proceeds, assignments of income, assignments of contract rights, assignments of partnership interests, assignments of royalty interests, assignments of performance or other collateral assignments, completion or surety bonds, standby agreements, subordination agreements, undertakings and other agreements, documents, instruments and financing statements now or hereafter executed and/or delivered by any Loan Party in connection with or as security or assurance for the payment or performance of the Obligations or any part thereof.

     "Solvent" means, with respect to any Person as of the date of any
      -------
determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Sterling" means The Sterling Group, Inc., a Texas corporation.
      --------

     "Subject Permitted Acquisition" means as specified in Section 6.3(a).
      -----------------------------                        --------------

     "Subsidiary" means, with respect to any Person, any corporation or other
      ----------
entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

     "Subsidiary Guaranty" means the Guaranty Agreement or an amendment or
      -------------------
restatement thereof, as applicable, dated the Third Restatement Date executed by each Subsidiary of the Borrower, other than (a) Supremex and its Subsidiaries,
(b) Unrestricted Subsidiaries and (c) MTRC, in favor of the Agent for the benefit of the Agent, the Lenders and/or the Supremex Lenders, and any guaranty executed pursuant to Section 5.3 hereof, and any and all amendments,
                     -----------
modifications, supplements, renewals, extensions or restatements thereof.

     "Subsidiary Security Agreement" means the Security Agreement (and, with
      -----------------------------
respect to Supremex Holdings, the Securities Pledge Agreement executed by Supremex Holdings) or an amendment or restatement thereof, as applicable, dated the Third Restatement Date executed by each Subsidiary of the Borrower, other than Supremex and its Subsidiaries and other than Unrestricted Subsidiaries, in favor of the Agent for the benefit of the Agent, the Lenders, the Supremex Lenders and/or the Equipment Lease Facility Lenders, and any security agreement executed pursuant to Section 5.3 hereof, and any and all amendments,
                     -----------
modifications, supplements, renewals, extensions or restatements thereof.

     "Subsidiary Subordinated Guaranties" means the obligations of Pavey, Wisco,
      ----------------------------------
Wisco II, Mail-Well West and Wisco III under the Borrower Indenture pursuant to which Pavey, Wisco, Wisco II, Mail-Well West and Wisco III guarantee payment of the Borrower Subordinated Notes.

     "Supremex" means as specified in Recital E of this Agreement.
      --------                        ---------

     "Supremex Acquisition" means the acquisition by Supremex Acquisition
      --------------------
Company of all of the issued and outstanding Capital Stock, and certain stock options relating to the Capital Stock, of Supremex Target pursuant to the Acquisition Documents and the acquisition by Supremex Acquisition Company of the remaining outstanding stock options relating to the Capital Stock of Supremex Target.

     "Supremex Agent" means the "Agent" as such term is defined in the Supremex
      --------------
Credit Agreement.

     "Supremex Acquisition Company" means 3159051 Canada Inc., a corporation
      ----------------------------
incorporation under the Canada Business Corporations Act.

     "Supremex Amalgamation" means the amalgamation of Supremex Acquisition
      ---------------------
Company, Supremex Target and Innova into a corporation incorporated under the Canadian Business Corporations Act under the name "Supremex Inc."

     "Supremex Commitments" means the "Commitments" as such term is defined in
      --------------------
the Supremex Credit Agreement.

     "Supremex Credit Agreement" means that certain Amended and Restated Credit
      -------------------------
Agreement dated as of the Third Restatement Date among Supremex, the Borrower, Innova, the Supremex Lenders and Banque Paribas as agent for the Supremex Lenders and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

     "Supremex Holdings" means as specified in the initial paragraph of this
      -----------------
Agreement.

     "Supremex Lenders" means the "Lenders" as such term is defined in the
      ----------------
Supremex Credit Agreement.

     "Supremex Loan Documents" means the "Loan Documents" as such term is
      -----------------------
defined in the Supremex Credit Agreement.

     "Supremex Loan Party" means a "Loan Party" as such term is defined in the
      -------------------
Supremex Credit Agreement.

     "Supremex Loans" means the "Loans" as such term is defined in the Supremex
      --------------
Credit Agreement.

     "Supremex Notes" means the "Notes" as such term is defined in the Supremex
      --------------
Credit Agreement.

     "Supremex Obligations" means the "Obligations" as such term is defined in
      --------------------
the Supremex Credit Agreement.

     "Supremex Required Lenders" means the "Required Lenders" as such term is
      -------------------------
defined in the Supremex Credit Agreement.

     "Supremex Revolving Credit Loans" means the "Revolving Credit Loans" as
      -------------------------------
such term is defined in the Supremex Credit Agreement.

     "Supremex Target" means Supremex Inc., a corporation incorporated under the
      ---------------
Canada Business Corporations Act, prior to the Supremex Amalgamation.

     "Supremex Term Loans" means the "Term Loans" as such term is defined in the
      -------------------
Supremex Credit Agreement.

     "Supremex Term Loans A" means the "Term Loans A" as such term is defined in
      ---------------------
the Supremex Credit Agreement.

     "Supremex Term Loans B" means the "Term Loans B" as such term is defined in
      ---------------------
the Supremex Credit Agreement.

     "Synthetic Lease" means any lease (a) that is treated as an operating lease
      ---------------
under GAAP but for which the lessee is deemed to be the owner of the leased Property for purposes of depreciation under the Code and (b) with respect to which the total cost of the Property leased is greater than $50,000.

     "Tax Sharing Agreement" means that certain Tax Sharing Agreement dated
      ---------------------
effective as of the first day of the consolidated return year ending December 31, 1994, among the Borrower, Holdings, Wisco and Pavey as amended to add Supremex Holdings and Mail-Well West as parties thereto, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

     "Term Loans" means as specified in Section 2.1(a).
      ----------                        --------------

     "Term Loans A" means the "Term Loans A" as such term is defined in the
      ------------
Second Restated Agreement.

     "Term Loans B" means the "Term Loans B" as such term is defined in the
      ------------
Second Restated Agreement.

     "Term Loans Commitment" means, as to any Lender, the obligation of such
      ---------------------
Lender to make or continue Term Loans hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Term Loans Commitment", as the same may be terminated pursuant to Section 11.2, and "Term Loans Commitments"
                                   ------------       ----------------------
means such obligations of all Lenders. As of the Third Restatement Date, the aggregate principal amount of the Term Loans Commitments is $-0-, such Term Loans Commitments having terminated upon the prior making of the Terms Loans pursuant to the Original Agreement, the First Restated Agreement and the Second Restated Agreement.

     "Term Loans Maturity Date" means March 31, 2003.
      ------------------------

     "Term Loans Notes" means the promissory notes made by the Borrower
      ----------------
evidencing the Term Loans, in the form of Exhibit D hereto, and also includes
                                          ---------
such promissory notes issued in registered form pursuant to Section 2.2(b).
                                                            --------------

     "Third Restatement Date" means November 15, 1996, the date of this
      ----------------------
Agreement.

     "Total Capitalization" means, at any particular time, an amount equal to
      --------------------
the sum of (a) Consolidated Funded Debt plus (b) Consolidated Net Worth.
                                        ----

     "Total Debt" means, at any particular time, the aggregate principal amount
      ----------
of all Debt of the Borrower (subject to Section 13.28) and its Subsidiaries
                                        -------------
outstanding, determined on a consolidated basis.

     "Type" means any type of Loan (i.e., a Prime Rate Loan or Eurodollar Loan).
      ----

     "UCC" means the Uniform Commercial Code as in effect in the State of Texas
      ---
and/or any other jurisdiction, the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Property created pursuant to any Security Document.

     "UCP" means as specified in Section 2.14(b).
      ---                        ---------------

     "Unrestricted Subsidiary" means any Wholly-Owned Subsidiary of the Borrower
      -----------------------
designated as an Unrestricted Subsidiary by the Board of Directors of the Borrower and of which the Agent has been notified and which (a) has not acquired any assets (other than as specifically permitted by this Agreement) from the Borrower or any of its Subsidiaries, (b) is not a Subsidiary as of the Third Restatement Date, (c) owns only Property acquired by it after the Third Restatement Date, (d) has no Debt other than Non-Recourse Debt and (e) does not own any Capital Stock, or any warrants, options or other rights to acquire Capital Stock, of any Subsidiary (other than an Unrestricted Subsidiary).

     "U.S." means the United States of America.
      ----

     "U.S. Person" means a citizen or resident of the U.S., a corporation,
      -----------
partnership or other entity created or organized in or under any laws of the U.S. or any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income.

     "U.S. Taxes" means any present or future tax, assessment or other charge or
      ----------
levy imposed by or on behalf of the U.S. or any taxing authority thereof.

     "Wholly-Owned Subsidiary" means, with respect to any Person, a Subsidiary
      -----------------------
of such Person all of whose outstanding Capital Stock (other than directors' qualifying shares, if any) shall at the time be owned by such Person and/or one or more of its Wholly-Owned Subsidiaries.

     "Wisco" means as specified in the initial paragraph of this Agreement.
      -----

     "Wisco II" means as specified in the initial paragraph of this Agreement.
      --------

     "Wisco III" means as specified in the initial paragraph of this Agreement.
      ---------

     Section 1.2   Other Definitional Provisions.  All definitions contained in
                   -----------------------------
this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

     Section 1.3   Accounting Terms and Determinations.
                   -----------------------------------

     (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with such accounting principles applied in the preparation of the audited financial statements referred to in
Section 7.2(a).  All financial information delivered to the Agent pursuant to
--------------
Section 8.1 shall be prepared in accordance with GAAP applied on a basis
-----------
consistent with such accounting principles applied in the preparation of the audited financial statements referred to in Section 7.2(a) or in accordance with
                                            --------------
Section 8.7.
-----------

     (b) The Borrower shall deliver to the Lenders at the same time as the delivery of any annual, quarterly or monthly financial statement under Section
                                                                       -------
8.1 (i) a description, in reasonable detail, of any material variation between
---
the application of GAAP employed in the preparation of the next preceding annual, quarterly or monthly financial statements as to which no objection has been made in accordance with the last sentence of Section 1.3 (a) preceding and
                                                  ---------------
(ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

     (c) To enable the ready and consistent determination of compliance with the covenants set forth in this Agreement (including Article 10 hereof), the
                                                     ----------
Borrower will not change the last day of its fiscal year from within six days before or after December 31, or the last days of the first three fiscal quarters of the Borrower in each of its fiscal years from within six days before or after March 31, June 30 and September 30, respectively, in each case as exists as of the Third Restatement Date (except to fix the last day of the first, second and third fiscal quarters of the Borrower at March 31, June 30 and September 30, respectively).

     Section 1.4   Financial Covenants and Reporting.  The financial covenants
                   ---------------------------------
contained in Article 10 shall be calculated on a consolidated basis for the
             ----------
Borrower and its Subsidiaries (including, without limitation, Supremex and its Subsidiaries), subject to (a) the proviso below, (b) Section 13.28 and (c)
                                                     -------------
appropriate adjustments for minority interests with respect to Subsidiaries which are not Wholly-Owned Subsidiaries; provided, however, that,
                                         --------  -------
notwithstanding anything to the contrary contained elsewhere in this Agreement or any other Loan Document, such financial covenants shall be calculated exclusive of any and all Unrestricted Subsidiaries.

                                   ARTICLE 2

                                     Loans
                                     -----

     Section 2.1     Loans and Commitments.
                     ---------------------

     (a)    Term Loans.
            ----------

              (i) Prior Term Loans A. Pursuant to Section 2.1(a) of the Original
                  ------------------
Agreement and subject to the terms and conditions of the Original Agreement and after giving effect to Section 13.24, each Lender that now or hereafter holds a
                       -------------
Term Loans Commitment or its predecessor in interest made a term loan to the Borrower in a single disbursement on the Closing Date in an amount equal to its pro rata share (based upon its commitment percentage thereof) of $40,000,000. Pursuant to Section 2.1(a) of the First Restated Agreement and subject to the terms and conditions of the First Restated Agreement and after giving effect to
Section 13.24, each such Lender or its predecessor in interest made a term loan
-------------
to the Borrower in a single disbursement on the First Restatement Date in an amount equal to its pro rata share (based upon its commitment percentage thereof) of $7,500,000. Pursuant to Section 2.1(a) of the Second Restated Agreement as in effect before the Second Amendment Date and subject to the terms and conditions of the Second Restated Agreement as in effect before the Second Amendment Date and after giving effect to Section 13.24, each such Lender or its
                                          -------------
predecessor in interest made a term loan to the Borrower in a single disbursement on the GAC Acquisition Date in an amount equal to its pro rata share (based upon its commitment percentage thereof) of $44,000,000. Pursuant to the Second Amendment and subject to the terms and conditions of the Second Restated Agreement and after giving effect to Section 13.24, each such Lender or
                                              -------------
its predecessor in interest made a term loan to the Borrower in a single disbursement on the Second Amendment Date in an amount equal to its pro rata share (based upon its commitment percentage thereof) of $10,000,000.

              (ii)  Prior Term Loans B.  Pursuant to Section 2.1(b) of the First
                    ------------------
Restated Agreement and subject to the terms and conditions of the First Restated Agreement and after giving effect to Section 13.24, each Lender that now or
                                     -------------
hereafter holds a Term Loans Commitment or its predecessor in interest made a term loan to the Borrower in a single disbursement on the First Restatement Date in an amount equal to its pro rata share (based upon its commitment percentage thereof) of $30,000,000. Pursuant to Section 2.1(c) of the First Restated Agreement and subject to the terms and conditions of the First Restated Agreement and after giving effect to Section 13.24, each such Lender or its
                                     -------------
predecessor in interest made a term loan to the Borrower in a single disbursement on the First Restatement Date in an amount equal to its pro rata share (based upon its commitment percentage thereof) of $15,000,000. Pursuant to Section 2.1(b) of the Second Restated Agreement as in effect before the Second Amendment Date and subject to the terms and conditions of the Second Restated Agreement as in effect before the Second Amendment Date and after giving effect to Section 13.24, each such Lender or its predecessor in interest
                 -------------
made a term loan to the Borrower in a single disbursement on the GAC Acquisition Date in an amount equal to its pro rata share (based upon its commitment percentage thereof) of $30,500,000. Pursuant to the Second Amendment and subject to the terms and conditions of the Second Restated Agreement and after giving effect to
    Section 13.24, each such Lender or its predecessor in interest made a term loan to the Borrower in a single disbursement on the Second Amendment Date in an amount equal to its pro rata share (based upon its commitment percentage thereof) of $10,000,000.

         (iii)  Term Loans.  Such term loans referred to in this Section 2.1(a)
                ----------                                       --------------
    made by the Lenders that now or hereafter hold Term Loans Commitments or their predecessors in interest to the Borrower, including, without limitation, the "Term Loans A" and the "Term Loans B" under the Second Restated Agreement, are hereinafter collectively called the "Term Loans".
                                                                 ----------
    The Term Loans Commitments have previously terminated. As of the Third Restatement Date and after giving effect to the prepayments to be made by the Borrower in accordance with Section 2.7(g), the aggregate unpaid
                                    --------------
    principal amount of the Term Loans made pursuant to the Original Agreement, the First Restated Agreement and the Second Restated Agreement is $70,000,000, which amount shall be deemed to be outstanding as Term Loans under this Agreement.

     (b)   Revolving Credit Loans.  Pursuant to Section 2.1(c) of the Original
           ----------------------
Agreement and subject to the terms and conditions of the Original Agreement and after giving effect to Section 13.24, each Lender that now or hereafter holds a
                       -------------
Revolving Credit Loans Commitment or its predecessor in interest made one or more revolving credit loans to the Borrower from time to time from and including and after the Closing Date up to but not exceeding an amount equal to (in aggregate amount at any time outstanding) its pro rata share (based upon its commitment percentage thereof) of $30,000,000. Pursuant to subsection (i) of
Section 2.1(e) of the First Restated Agreement and subject to the terms and conditions of the First Restated Agreement and after giving effect to Section
                                                                      -------
13.24, each such Lender or its predecessor in interest made one or more
-----
revolving credit loans to the Borrower from time to time from and including and after the First Restatement Date up to but not exceeding an amount equal to (in aggregate amount at any time outstanding) its pro rata share (based upon its commitment percentage thereof) of $30,000,000. Pursuant to subsection (i) of
Section 2.1(d) of the Second Restated Agreement and subject to the terms and conditions of the Second Restated Agreement and after giving effect to Section
                                                                       -------
13.24, each such Lender or its predecessor in interest made one or more
-----
revolving credit loans to the Borrower from time to time from and including and after the Second Restatement Date up to but not exceeding an amount equal to (in aggregate amount at any time outstanding) its pro rata share (based upon its commitment percentage thereof) of $30,000,000. Subject to the terms and conditions of this Agreement, each such Lender severally agrees to make one or more revolving credit loans to the Borrower from time to time from and including the Third Restatement Date to but excluding the Revolving Credit Loans Maturity Date up to but not exceeding the amount of such Lender's Revolving Credit Loans
Commitment as then in effect.   (Such revolving credit loans referred to in this

Section 2.1(b) made by the Lenders that now or hereafter hold Revolving Credit
--------------
Loans Commitments to the Borrower from and including and after the Closing Date, the First Restatement Date and the Second Restatement Date and now or hereafter made by such Lenders to the Borrower from and including and after the Third Restatement Date are hereinafter collectively called the "Revolving Credit
                                                          ----------------
Loans".) Subject to the foregoing limitations and the other terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow the Revolving Credit Loans hereunder prior to the Revolving Credit Loans Maturity Date. As of the Third Restatement Date, the aggregate unpaid principal amount of the Revolving Credit Loans made pursuant to the Original Agreement, the First Restated Agreement and the Second Restatement Agreement is $______________ and the aggregate outstanding principal amount of the Letters of Credit issued pursuant to the Original Agreement, the First Restated Agreement and the Second Restatement Agreement is $______________, which amounts shall be deemed to be outstanding as Revolving Credit Loans and Letters of Credit, respectively, under this Agreement.

     (c)     Acquisition Loans.  Subject to the terms and conditions of this
             -----------------
Agreement, each Lender that now or hereafter holds an Acquisition Loans Commitment severally agrees to make one or more loans to the Borrower from time to time from and including the Third Restatement Date to but excluding the Acquisition Loans Commitment Expiration Date up to but not exceeding the amount of such Lender's Acquisition Loans Commitment as then in effect. (Such loans referred to in this Section 2.1(c) now or hereafter made by the Lenders that now
                    --------------
or hereafter hold Acquisition Loans Commitments to the Borrower from and including and after the Third Restatement Date are hereinafter collectively called the "Acquisition Loans".) Subject to the foregoing limitations and the
            -----------------
other terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow the Acquisitions Loans hereunder prior to the Acquisition Loans Commitment Expiration Date.

     (d)      Borrowing, Continuation and Conversion of Loans.  Subject to the
              -----------------------------------------------
terms and conditions of this Agreement, the Borrower may borrow the Loans as Prime Rate Loans or Eurodollar Loans and, until the applicable Maturity Date, the Borrower may Continue Eurodollar Loans or Convert Loans of one Type into Loans of the other Type.

     (e)      Lending Offices.  Loans of each Type made by each Lender shall be
              ---------------
made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

      Section 2.2  Notes.
                   -----

     (a)      Unregistered Notes.  The Term Loans made by each Lender shall be
              ------------------
evidenced by a single promissory note of the Borrower in substantially the form of Exhibit D hereto, dated the Third Restatement Date, payable to the order of
   ---------
such Lender in a principal amount equal to its Term Loans Commitment as originally in effect and otherwise duly completed. The Revolving Credit Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit C hereto, dated the Third
                                      ---------
Restatement Date, payable to the order of such Lender in a principal amount equal to its Revolving Credit Loans Commitment as originally in effect and otherwise duly completed. The Acquisition Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A hereto, dated the Third Restatement Date, payable to the order of
   ---------
such Lender in a principal amount equal to its Acquisition Loans Commitment as originally in effect and otherwise duly completed. Each Lender is hereby authorized by the Borrower to endorse on the schedule (or a continuation thereof) attached to each Note of such Lender, to the extent applicable, the date, amount and Type of and the Interest Period for each Loan made by such Lender to the Borrower hereunder (or under the Original Agreement, the First Restated Agreement or the Second Restated Agreement) and the amount of each payment or prepayment of principal of such Loan received by such Lender, provided that any failure by such Lender to make any such endorsement shall not affect the obligations of the Borrower under such Note or this Agreement in respect of such Loan.

     (b)      Registered Notes.  Any Lender that is not a U.S. Person and that
              ----------------
could become completely exempt from withholding of U.S. Taxes in respect of payment of any Obligations due to such Lender hereunder relating to any of its Term Loans or Acquisition Loans if such Term Loans or Acquisition Loans were in registered form for U.S. Federal income tax purposes may request the Borrower (through the Agent), and the Borrower agrees thereupon, to exchange such Lender's Note evidencing its Term Loans or Acquisition Loans for a promissory note registered as provided in Section 13.8(h) hereof (a "Registered Note").
                               ---------------            ---------------
Registered Notes may not be exchanged for Notes that are not in registered form.

      Section 2.3  Repayment of Loans.
                   -------------------

     (a) The Borrower shall pay to the Agent for the account of each applicable Lender the outstanding principal amount of the Term Loans (and the outstanding principal amount of the Term Loans shall be due and payable) in 26 installments (aggregating $70,000,000 in principal amount) in the following amounts on the following dates:

          Payment Date       Principal Installment
          ------------       ---------------------
          December 31, 1996     $2,687,500.00
          March 31, 1997        $2,687,500.00
          June 30, 1997         $2,687,500.00
          September 30, 1997    $2,687,500.00
          December 31, 1997     $2,687,500.00
          March 31, 1998        $3,687,500.00
          June 30, 1998         $3,687,500.00
          September 30, 1998    $3,687,500.00
          December 31, 1998     $3,687,500.00
          March 31, 1999        $3,687,500.00
          June 30, 1999         $3,687,500.00
          September 30, 1999    $3,687,500.00
          December 31, 1999     $3,687,500.00
          March 31, 2000        $3,687,500.00
          June 30, 2000         $3,687,500.00
          September 30, 2000    $3,687,500.00
          December 31, 2000     $3,687,500.00
          March 31, 2001        $3,687,500.00
          June 30, 2001         $3,687,500.00
          September 30, 2001    $3,687,500.00
          December 31, 2001     $  875,000.00
          March 31, 2002        $   75,000.00
          June 30, 2002         $   75,000.00

          September 30, 2002    $   75,000.00
          December 31, 2002     $   75,000.00
          March 31, 2003        $   75,000.00

In addition, the Borrower shall pay to the Agent for the account of each applicable Lender all outstanding principal of the Term Loans (and all outstanding principal of the Term Loans shall be due and payable) on the Term Loans Maturity Date.

     (b) The Borrower shall pay to the Agent for the account of each applicable Lender the outstanding principal amount of the Revolving Credit Loans (and the outstanding principal amount of the Revolving Credit Loans shall be due and payable) on the Revolving Credit Loans Maturity Date.

     (c) The Borrower shall pay to the Agent for the account of each applicable Lender the principal amount of the Acquisition Loans outstanding as of the Acquisition Loans Commitment Expiration Date (and the principal amount of the Acquisition Loans outstanding as of the Acquisition Loans Commitment Expiration Date shall be due and payable) in 18 equal quarterly installments commencing on December 31, 1998, and continuing on each Quarterly Date thereafter through and including the Acquisition Loans Maturity Date. In addition, the Borrower shall pay to the Agent for the account of each applicable Lender all outstanding principal of the Acquisition Loans (and all outstanding principal of the Acquisition Loans shall be due and payable) on the Acquisition Loans Maturity Date.

     Section 2.4  Interest.
                  --------

     (a)  Interest Rate.  The Borrower shall pay to the Agent for the account of
          -------------
each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

          (i) during the periods such Loan is a Prime Rate Loan, the Prime Rate plus the Applicable Margin; and
      ----

          (ii) during the periods such Loan is a Eurodollar Loan, the Eurodollar Rate plus the Applicable Margin.
           ----

     (b)  Payment Dates.  The Borrower shall pay to the Agent for the
          -------------
account of the Second Restatement Lenders all interest accrued to the Third Restatement Date and not previously paid with respect to all "Loans", as such term is defined in the Second Restated Agreement, outstanding under the Second Restated Agreement. In addition, accrued interest on the Loans shall be due and payable as follows:

          (i)  in the case of Prime Rate Loans, on each Quarterly Date;

              (ii) in the case of each Eurodollar Loan, on the last day of the Interest Period with respect thereto and, in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period;

              (iii) upon the payment or prepayment of any Loan or the Conversion of any Loan to a Loan of the other Type (but only on the principal amount so paid, prepaid or Converted); and

              (iv)   on the Maturity Date for such Loan.

     (c)  Default Interest.  Notwithstanding the foregoing, the Borrower will
          ----------------
pay to the Agent for the account of each Lender interest at the applicable Default Rate on any principal of any Loan made by such Lender, any Reimbursement Obligation and (to the fullest extent permitted by law) any other amount payable by the Borrower under this Agreement or any other Loan Document to or for the account of such Lender, which is not paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand by the Agent.

      Section 2.5 Borrowing Procedure. The Borrower shall give the Agent notice
                  -------------------
of each borrowing hereunder in accordance with Section 2.9. Not later than 11:00
                                               -----------
a.m. (Houston, Texas time) on the date specified for each borrowing hereunder, each Lender will make available the amount of the Loan to be made by it on such date to the Agent, at the Principal Office, in immediately available funds, for the account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by wire transfer of immediately available funds to the Deposit Account no later than 1:00 p.m.

      Section 2.6 Optional Prepayments, Conversions and Continuations of Loans.
                  ------------------------------------------------------------
Subject to Section 2.7, the Borrower shall have the right from time to time to
           -----------
prepay the Loans, to Convert all or part of a Loan of one Type into a Loan of another Type or to Continue Eurodollar Loans; provided that: (a) the Borrower shall give the Agent notice of each such prepayment, Conversion or Continuation as provided in Section 2.9, (b) Eurodollar Loans may only be Converted on the
               -----------
last day of the Interest Period, (c) except for Conversions of Eurodollar Loans into Prime Rate Loans, no Conversions or Continuations shall be made while a Default has occurred and is continuing, (d) optional prepayments of the Term Loans shall be applied to the then remaining installments of principal of the Term Loans pro rata, and (e) optional prepayments of the Acquisition Loans made on or after the Acquisition Loans Commitment Expiration Date shall be applied to the then remaining installments of principal of the Acquisition Loans pro rata.

      Section 2.7 Mandatory Prepayments.
                  ----------------------

     (a)  Excess Cash Flow.  The Borrower shall, on each Excess Cash Flow
          ----------------
Prepayment Date, pay to the Agent, as a prepayment of the Term Loans and the Acquisition Loans, an aggregate amount equal to 50% of Excess Cash Flow for the fiscal year of the Borrower then most recently ended, as reflected in the audited annual financial statements of the Borrower and its Subsidiaries for such fiscal year. Concurrently with the making of any such payment, the Borrower shall deliver to the Agent a certificate of a Responsible Officer of the Borrower demonstrating its calculation of the amount required to be paid.

     (b)      Insurance Recovery.  The Borrower shall, upon the receipt of any
              ------------------
Excess Insurance Proceeds, pay (or cause to be paid) to the Agent, as a prepayment of the Term Loans and the Acquisition Loans, an aggregate amount equal to such Excess Insurance Proceeds.

     (c)      Asset Dispositions.  The Borrower shall, on each day that the
              ------------------
Borrower or any of its Subsidiaries receives any Net Proceeds from an Asset Disposition, pay to the Agent, as a prepayment of the Term Loans and the Acquisition Loans, an aggregate amount equal to 100% of the Net Proceeds from such Asset Disposition; provided, that no such prepayment will be required (i)
                        --------
from the Net Proceeds from any single Asset Disposition or series of related Asset Dispositions of used equipment if such Net Proceeds are $5,000,000 or less and are fully re-invested in productive assets used in the ordinary course of the Borrower's or its Subsidiary's (as applicable) business within 180 days of such Asset Disposition, (ii) from the Net Proceeds from any condemnation of real Property if and to the extent that such Net Proceeds are, as a result of such condemnation, re-invested in similar real Property or used to modify other then-existing real Property used in the ordinary course of the Borrower's or its Subsidiary's (as applicable) business within 180 days of receipt of proceeds of such condemnation or (iii) until the cumulative Net Proceeds from all Asset Dispositions (other than the Net Proceeds satisfying each of the requirements in clause (i) above and other than the Net Proceeds of Consolidation Asset
----------
Dispositions) exceed $5,000,000, in which case a prepayment shall be made in the amount of the Net Proceeds from any specific Asset Disposition, or portion thereof, causing the limit to be exceeded.

     (d)      Equity Issuances. The Borrower shall, on each day that Holdings or
              ----------------
any of its Subsidiaries (including, without limitation, the Borrower) receives any Net Proceeds from any Equity Issuance, pay to the Agent, as a prepayment of the Term Loans, the Acquisition Loans, the Supremex Term Loans A and the Supremex Term Loans B, an aggregate amount equal to 50% of the Net Proceeds from such Equity Issuance; provided, that if and to the extent that the application
                      --------
of any such prepayment (or any portion thereof) to the Supremex Term Loans would result in noncompliance with the Canadian Five Year Rule, then such prepayment (or portion thereof) shall be applied to the Term Loans and the Acquisition Loans and not to the Supremex Term Loans.

     (e)      Application of Mandatory Prepayments.  All prepayments pursuant to
              ------------------------------------
Section 2.7(a) preceding shall, if such prepayment is required to be made prior
--------------
to the Acquisition Loans Commitment Expiration Date, be allocated to the unpaid principal amount of the Acquisition Loans until the Acquisition Loans have been paid in full and then shall be allocated to the unpaid principal amount of the Term Loans and, if such prepayment is required to be made on or after the Acquisition Loans Commitment Expiration Date, be allocated to the unpaid principal amounts of the Term Loans and the Acquisition Loans pro rata in accordance with the respective unpaid principal amounts of such Loans, and shall be applied to the then remaining installments of principal of the Term Loans and the Acquisition Loans pro rata. All prepayments pursuant to Section 2.7(b) or
                                                             --------------
(c) preceding shall, if such prepayment is required to be made prior to the
----
Acquisition Loans Commitment Expiration Date, be allocated to the unpaid principal amount of the Term Loans until the Term Loans have been paid in full and then shall be allocated to the unpaid principal amount of the Acquisition Loans and, if such prepayment is required to be made on or after the Acquisition Loans Commitment Expiration Date, be allocated to the unpaid principal amounts of the Term Loans and the Acquisition Loans pro rata in accordance with the respective unpaid principal amounts of such Loans, and shall be applied to the then remaining installments of principal of the Term Loans and the Acquisition Loans pro rata. All prepayments pursuant to subsection
                                                                      ----------
(d) preceding, if such prepayment is required to be made prior to the
---
Acquisition Loans Commitment Expiration Date, shall be allocated to the unpaid principal amounts of the Term Loans and (if and to the extent that such prepayments or any portion thereof are to be applied to the Supremex Term Loans) the Supremex Term Loans A and the Supremex Term Loans B pro rata in accordance with the respective unpaid principal amounts of such loans until such loans have been paid in full and then shall be allocated to the unpaid principal amount of the Acquisition Loans and, if such prepayment is required to be made on or after the Acquisition Loans Commitment Expiration Date, be allocated to the unpaid principal amounts of the Term Loans and the Acquisition Loans and (if and to the extent that such prepayments or any portion thereof are to be applied to the Supremex Term Loans) the Supremex Term Loans A and the Supremex Term Loans B pro rata in accordance with the respective unpaid principal amounts of such loans, and shall be applied to the remaining installments of principal of such loans pro rata.

     (f)      Canadian Five Year Rule.  Notwithstanding anything to the contrary
              -----------------------
contained in this Agreement, Supremex shall not be obligated to make any prepayment of the principal of the Supremex Term Loans if and to the extent that such prepayment would result in noncompliance with the Canadian Five Year Rule; provided, however, that the aggregate amount which would be required to be
--------  -------
applied as a prepayment of the principal of the Supremex Term Loans but for this
Section 2.7(f) and which is not otherwise required to be applied to the Loans in
--------------
accordance with this Agreement shall be reinvested in the ordinary course of business of Supremex.

     (g)      Concurrent Prepayment of Term Loans and Revolving Credit Loans.
              --------------------------------------------------------------
The Borrower shall, as of the Third Restatement Date and concurrently with the execution and delivery of this Agreement, (i) prepay the principal amount of the Term Loans in the amount of $_____________ such that, after giving effect thereto, the aggregate outstanding principal amount of the Term Loans equals $70,000,000, and (ii) prepay the principal amount of the Revolving Credit Loans Tranche 2 in the amount of $___________ (i.e., the entirety of the aggregate outstanding principal amount of the Revolving Credit Loans Tranche 2 as of the Third Restatement Date) such that, after giving effect thereto, the aggregate outstanding principal amount of the Revolving Credit Loans Tranche 2 is $-0-.

      Section 2.8  Minimum Amounts.   Except for Conversions and prepayments
                   ---------------
pursuant to Section 2.7 and Article 4, each borrowing, each Conversion and each
            -----------     ---------
prepayment of principal of the Loans shall be in an amount at least equal to $1,000,000 or an integral multiple of $250,000 in excess thereof (borrowings, prepayments or Conversions of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder shall be deemed separate borrowings, prepayments and Conversions for purposes of the foregoing, one for each Type or Interest Period), provided, that
                                                                  --------
no minimum prepayment amount shall exist with respect to the Revolving Credit Loans.

     Section 2.9 Certain Notices. Notices by the Borrower to the Agent of
                 ---------------
terminations or reductions of Commitments, of borrowings, Conversions, Continuations and prepayments of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Agent not later than 11:00 a.m. (Houston, Texas, time) on the Business Day prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

                                                              Number of
                    Notice                               Business Days Prior
                    ------                               -------------------
Borrowing of Term Loans which are Prime Rate Loans                 1

Borrowing of Term Loans which are Eurodollar Loans                 3

Borrowing of Revolving Credit Loans which are Prime
 Rate Loans                                                        1

Borrowing of Revolving Credit Loans which are Eurodollar
 Loans                                                             3

Borrowing of Acquisitions Loans which are Prime Rate
 Loans                                                             1

Borrowing of Acquisition Loans which are Eurodollar Loans          3

Conversions or Continuations of Loans                              3

Prepayments of Term Loans                                          5

Prepayments of Revolving Credit Loans                              1

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 2.8 hereof)
                                                           -----------
and Type of the Loans to be borrowed, Converted, Continued or prepaid (and, in the case of a Conversion, the Type of Loans to result from such Conversion) and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Notices of borrowings, Conversions, Continuations or prepayments shall be in the form of Exhibit E hereto, appropriately completed as applicable.
                        ---------
Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Agent shall promptly notify the Lenders of the contents of each such notice. In the event the Borrower fails to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this
Section 2.9, such Loan (if outstanding as Eurodollar Loan) will be automatically
-----------
Converted into a Prime Rate Loan on the last day of preceding Interest Period for such Loan or (if outstanding as a Prime Rate Loan) will remain as, or (if not then outstanding) will be made as, a Prime Rate Loan. The Borrower may not borrow any Eurodollar Loans, Convert any Loans into Eurodollar Loans or Continue any Loans as Eurodollar Loans if the interest rate for such Eurodollar Loans would exceed the Maximum Rate.

     Section 2.10  Use of Proceeds.
                   ---------------

     (a) The Borrower represents and warrants that the proceeds of the Revolving Credit Loans to be made on and after the Third Restatement Date shall be used by the Borrower to pay transaction costs associated with this Agreement, the Reorganization Transaction, the Equipment Lease Facility and the Accounts Receivable Securitization Facility and for working capital and general corporate purposes of the Borrower and its Wholly-Owned Subsidiaries other than Supremex and its Subsidiaries; provided, however, that none of the
                                          --------  -------
proceeds of the Revolving Credit Loans may be used to finance Future Acquisitions or Permitted Acquisitions.

     (b) The Borrower represents and warrants to the Agent and the Lenders that all proceeds of any Acquisition Loans shall be used by the Borrower to finance Permitted Acquisitions and to pay transaction costs associated therewith.

     (c) None of the proceeds of any Loan have been or will be used to acquire any security in any transaction that is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended, or to purchase or carry any margin stock (within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System).

      Section 2.11  Fees.
                    ----

     (a) The Borrower agrees to pay to the Agent for the account of each Lender a commitment fee on the daily average unused or unfunded amount of such Lender's Revolving Credit Loans Commitment and Acquisition Loans Commitment, for the period from and including the Third Restatement Date to and including the Revolving Credit Loans Maturity Date with respect to the Revolving Credit Loans Commitment and for the period from and including the Third Restatement Date to and including the Acquisition Loans Commitment Expiration Date with respect to the Acquisition Loans Commitment, at the rate of one-half of one percent (.50%) per annum based on a 360 day year and the actual number of days elapsed, which accrued commitment fees shall be payable in arrears on each Quarterly Date beginning on December 31, 1996 and on the Revolving Credit Loans Maturity Date (with respect to the Revolving Credit Loans Commitment) or the Acquisition Loans Maturity Date (with respect to the Acquisition Loans Commitment).

     (b) The Borrower agrees to pay to the Agent such additional fees as are specified in the Agent's Letter, which fees shall be payable in such amounts and on such dates as are specified therein.

     (c) On the Third Restatement Date, the Borrower agrees to pay (i) to the Agent for the account of the Second Restatement Lenders, the accrued but unpaid commitment fees referred to in Section 2.11(a) of the Second Restated Agreement, (ii) to the Agent for the account of the Second Restatement Lenders, the accrued but unpaid fees referred to in the first sentence of Section 2.14(c) of the Second Restated Agreement relating to Letters of Credit, and (iii) to the Issuing Bank, the accrued but unpaid fees referred to in the third sentence of
Section 2.14(c) of the Second Restated Agreement relating to Letters of Credit.

      Section 2.12  Computations.   Interest and fees payable by the Borrower
                    ------------
hereunder and under the other Loan Documents on all Loans, other than Prime Rate Loans, shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable unless, in the case of interest, such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be. Interest and fees payable by the Borrower hereunder and under the other Loan Documents on Prime Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be.

     Section 2.13  Reduction or Termination of Commitments.  The Borrower shall
                   --------------------------------------
have the right to terminate or reduce in part the unused portion of the Revolving Credit Loans Commitments and the Acquisition Loans Commitments at any time and from time to time, provided that (a) the Borrower shall give notice of
                            --------
each such termination or reduction as provided in Section 2.9 and (b) each
                                                  -----------
partial reduction shall be in an aggregate amount at least equal to $1,000,000. The Revolving Credit Loans Commitments and the Acquisition Loans Commitments may not be reinstated after they have been terminated or (if applicable) reduced.

     Section 2.14  Letters of Credit.
                   -----------------

     (a)     Subject to the terms and conditions of this Agreement, the
Borrower may utilize the Revolving Credit Loans Commitments by requesting that the Issuing Bank issue Letters of Credit; provided, that the aggregate amount of
                                          --------
outstanding Letter of Credit Liabilities shall not at any time exceed $12,000,000. Upon the date of issue of each Letter of Credit, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation to the extent of such Lender's Commitment Percentage in such Letter of Credit.

     (b)     The Borrower shall give the Issuing Bank (with a copy to the
Agent) at least five Business Days irrevocable prior notice (effective upon receipt) specifying the date of each Letter of Credit and the nature of the transactions to be supported thereby. Upon receipt of such notice the Issuing Bank shall promptly notify each applicable Lender of the contents thereof and of such Lender's Commitment Percentage of the amount of the proposed Letter of Credit. Each Letter of Credit shall have an expiration date that does not exceed one year from the date of issuance and that does not extend beyond the Revolving Credit Loans Maturity Date, shall be payable in Dollars, shall support a transaction entered into in the ordinary course of the Borrower's business, shall be satisfactory in form and substance to the Issuing Bank, and shall be issued pursuant to such agreements, documents and instruments (including a Letter of Credit Agreement) as the Issuing Bank may reasonably require, none of which shall be inconsistent with this Section 2.14. Each Letter of Credit shall
                                      ------------
(i) provide for the payment of drafts presented for, on or thereunder by the beneficiary in accordance with the terms thereof, when such drafts are accompanied by the documents (if any) described in the Letter of Credit and (ii) to the extent not inconsistent with the terms hereof or any applicable Letter of Credit Agreement, be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (together with any subsequent revision thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Issuing Bank, the

"UCP"), and shall, as to matters not governed by the UCP, be governed by, and
 ---
construed and interpreted in accordance with, the laws of the State of Texas.

     (c) The Borrower agrees to pay to the Agent for the account of each Lender, in arrears on each Quarterly Date beginning on December 31, 1996 and on the Revolving Credit Loans Maturity Date, a nonrefundable letter of credit fee with respect to each Letter of Credit issued in an amount equal to (i) the rate per annum equal to the Applicable Margin (for Revolving Credit Loans) for Eurodollar Loans in effect on the date of issuance of such Letter of Credit (with respect to the fee due on the first Quarterly Date after issuance) or on the first day of the applicable quarterly or other period beginning after the calender quarter during which the issuance of such Letter of Credit occurred (with respect to the fee due on each subsequent Quarterly Date or on the Revolving Credit Loans Maturity Date) minus one-eighth of one percent (0.125%), multiplied by (ii) the daily average face amount of the Letter of Credit in effect during the applicable period. The Agent agrees to pay to each Lender, promptly after receiving any payment of letter of credit fees referred to above in this Section 2.14 (c), such Lender's Commitment Percentage
                          ----------------
of such fees. The Borrower agrees to pay to the Issuing Bank for its own account, in arrears on each Quarterly Date beginning on December 31, 1996 and on the Revolving Credit Loans Maturity Date, if such Letter of Credit was outstanding at any time during any portion of the quarterly period (or, with respect to the December 31, 1996 Quarterly Date, the period from the Third Restatement Date through such Quarterly Date) immediately preceding such Quarterly Date or the Revolving Credit Loans Maturity Date, a nonrefundable letter of credit fee with respect to each Letter of Credit issued by the Issuing Bank hereunder in an amount equal to (A) one-eighth of one percent (0.125%) per annum, multiplied by (B) the daily average face amount of the Letter of Credit in effect during such period. In addition to the foregoing fees, the Borrower shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses, including, without limitation, administrative, issuance, amendment, payment and negotiation charges, as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

     (d) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment or other drawing under such Letter of Credit, the Issuing Bank shall promptly notify the Borrower and each Lender as to the amount to be paid as a result of such demand or drawing and the respective payment date. If at any time the Issuing Bank shall make a payment to a beneficiary of a Letter of Credit pursuant to a drawing under such Letter of Credit, each Lender will pay to the Issuing Bank, immediately upon the Issuing Bank's demand at any time commencing after such payment until reimbursement therefor in full by the Borrower, an amount equal to such Lender's Commitment Percentage of such payment, together with interest on such amount for each day from the date of such payment to the date of payment by such Lender of such amount at a rate of interest per annum equal to the Federal Funds Rate.

     (e) The Borrower shall be irrevocably and unconditionally obligated to immediately reimburse the Issuing Bank for any amounts paid by the Issuing Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind. The Issuing Bank will pay to each Lender such Lender's Commitment Percentage of all amounts received from or on behalf of the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Lender has made payment to the Issuing Bank in respect of such Letter of Credit pursuant to Section 2.14 (d). Outstanding Reimbursement
                             ----------------
Obligations shall bear interest at the Default Rate and such interest shall be payable on demand.

     (f) The Reimbursement Obligations of the Borrower under this Agreement and the other Loan Documents shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the other Loan Documents under all circumstances whatsoever, including, without limitation, the following circumstances:

              (i) Any lack of validity or enforceability of any Letter of Credit or any other Loan Document;

              (ii) Any amendment or waiver of or any consent to departure from any Loan Document;

              (iii) The existence of any claim, setoff, counterclaim, defense or other right which any Loan Party or other Person may have at any time against any beneficiary of any Letter of Credit, the Agent, the Issuing Bank, the Lenders or any other Person, whether in connection with this Agreement or any other Loan Document or any unrelated transaction;

              (iv) Any statement, draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

              (v) Payment by the Issuing Bank under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, provided, that such payment shall not
                                         -------
     have constituted gross negligence or willful misconduct of the Issuing Bank; and

              (vi) Any other circumstance whatsoever, whether or not similar to any of the foregoing, provided that such other circumstance or event shall not have been the result of the gross negligence or willful misconduct of the Issuing Bank.

     (g) The Borrower assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Agent, the Issuing Bank, the Lenders nor any of their respective officers or directors shall have any responsibility or liability to the Borrower or any other Person for: (a) the failure of any draft to bear any reference or adequate reference to any Letter of Credit, or the failure of any documents to accompany any draft at negotiation, or the failure of any Person to surrender or to take up any Letter of Credit or to send documents apart from drafts as required by the terms of any Letter of Credit, or the failure of any Person to note the amount of any instrument on any Letter of Credit, (b) errors, omissions, interruptions or delays in transmission or delivery of any messages,
(c) the validity, sufficiency or genuineness of any draft or other document, or any endorsement(s) thereon, even if any such draft, document or endorsement should in fact prove to be in any and all respects invalid, insufficient, fraudulent or forged or any statement therein is untrue or inaccurate in any respect, (d) the payment by the Issuing Bank to the beneficiary of any Letter of Credit against presentation of any draft or other document that does not comply with the terms of the Letter of Credit, or (e) any other circumstance whatsoever in making or failing to make any payment under a Letter of Credit; provided,
                                                                   --------
however, that, notwithstanding the foregoing, the Borrower shall have a claim
-------
against the Issuing Bank, and the Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not indirect or consequential, damages suffered by the Borrower which the Borrower proves in a final nonappealable judgment were caused by (i) the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit complied with the terms thereof or (ii) the Issuing Bank's willful failure to pay under any Letter of Credit after presentation to it of documents strictly complying with the terms and conditions of such Letter of Credit. The Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     (h) All Letters of Credit issued pursuant to the Original Agreement, the First Restated Agreement and the Second Restated Agreement shall be deemed to be Letters of Credit issued pursuant to this Agreement.

                                   ARTICLE 3

                                    Payments
                                    --------

     Section 3.1  Method of Payment.  All payments of principal, interest, fees
                  -----------------
and other amounts to be made by the Borrower under this Agreement and the other Loan Documents shall be made to the Agent at the Principal Office for the account of each Lender's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim, not later than 11:00 a.m. (Houston, Texas time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each such payment, specify to the Agent the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may apply such payment to the Obligations in such order and manner as the Agent may elect, subject to Section 3.2.) Upon the occurrence and during the continuation of an
           -----------
Event of Default, all proceeds of any Collateral, and all funds from time to time on deposit in any Concentration Account or any deposit account, may be applied by the Agent to the Obligations in such order and manner as the Agent may elect, subject to Section 3.2. Notwithstanding the foregoing, however, if
                      -----------
an Event of Default has occurred and is continuing, the Agent and the Lenders agree among themselves that, subject to the terms of the Intercreditor Agreement, all such payments, proceeds and funds shall be applied pro rata to the outstanding principal amount of the Loans and unreimbursed drawings under Letters of Credit (based upon the outstanding principal amount of the Term Loans, the outstanding principal amount of the Revolving Credit Loans, the aggregate unreimbursed drawings under Letters of Credit and the outstanding principal amount of the Acquisition Loans as a percentage of the sum of the aggregate outstanding principal amount of all of the Loans plus the aggregate unreimbursed drawings under Letters of Credit). Each payment received by the Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

     Section 3.2 Pro Rata Treatment. Except to the extent otherwise provided in
                 ------------------
this Agreement: (a) each Loan shall be made by the Lenders under Section 2.1,
                                                                 -----------
each payment of commitment fees under Section 2.11(a) shall be made for the
                                      ---------------
account of the Lenders, and each termination or reduction of the Commitments under Section 2.13 shall be applied to the appropriate Commitments of the
      ------------
Lenders, pro rata according to the respective unused Commitments; (b) the making, Conversion and Continuation of Loans of a particular Type (other than Conversions provided for by Section 4.4) shall be made pro rata among the
                            -----------
Lenders holding Loans of such Type according to the amounts of their respective appropriate Commitments; (c) each payment and prepayment by the Borrower of principal of or interest on Loans of a particular Type shall be made to the Agent for the account of the Lenders holding Loans of such Type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Lenders; (d) Interest Periods for Loans of a particular Type shall be allocated among the Lenders holding Loans of such Type pro rata according to the respective principal amounts held by such Lenders; and (e) the Lenders (other than the Issuing Bank) shall purchase participations in the Letters of Credit pro rata in accordance with their Commitment Percentages of the aggregate Revolving Credit Loans Commitments.

     Section 3.3  Sharing of Payments, Etc.  Subject to the terms of the
                  ------------------------
Intercreditor Agreement, if a Lender shall obtain payment of any principal of or interest on any of the Obligations due to such Lender hereunder through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Obligations held by the other Lenders in such amounts, and make such adjustments from time to time as shall be equitable to the end that all the Lenders shall share pro rata in accordance with the unpaid principal and interest on the Obligations then due to each of them. To such end, all of the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing a participation in the Obligations by the other Lenders may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

     Section 3.4 Non-Receipt of Funds by the Agent. Unless the Agent shall have
                 ---------------------------------
been notified by a Lender or the Borrower (the "Payor") prior to the date on
                                                -----
which such Lender is to make payment to the Agent of the proceeds of a Loan to be made by it hereunder or the Borrower is to make a payment to the Agent for the account of one or more of the Lenders, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective
                         ----------------
upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.

     Section 3.5  Withholding Taxes.  All payments by the Borrower of principal
                  ------------------
of and interest on the Loans and of all fees and other amounts payable under the Loan Documents shall be made free and clear of, and without deduction by reason of, any present or future taxes, duties, imposts, assessments or other charges levied or imposed by any Governmental Authority (other than taxes on the overall net income of the Agent or any Lender). If any such taxes, duties, imposts, assessments or other charges are so levied or imposed, the Borrower will (a) make additional payments in such amounts so that every net payment of principal of and interest on the Loans and of all other amounts payable by it under the Loan Documents, after withholding or deduction for or on account of any such present or future taxes, duties, imposts, assessments or other charges (including any tax imposed on or measured by net income of the Agent or a Lender attributable to payments made to or on behalf of the Agent or a Lender pursuant to this Section 3.5 and any penalties or interest attributable to such
        -----------
payments), will not be less than the amount provided for herein or therein absent such withholding or deduction (provided that the Borrower shall have no
                                      --------
obligation to pay such additional amounts to the Agent or any Lender to the extent that such taxes, duties, imposts, assessments or other charges are levied or imposed by reason of the failure of the Agent or such Lender to comply with the provisions of Section 3.6), (b) make such withholding or deduction, and (c)
                  -----------
remit the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. The Borrower shall furnish promptly to the Agent for distribution to each affected Lender, as the case may be, upon request of such Lender, official receipts evidencing any such withholding or reduction. The Borrower will indemnify the Agent and each Lender (without duplication) against, and reimburse the Agent and each Lender for, all present and future taxes, duties, imposts, assessments or other charges (including interest and penalties) levied or collected (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any taxes imposed on the overall net income of the Agent or such Lender, on or in respect of this Agreement, any of the Loan Documents or the Obligations or any portion thereof (the "reimbursable taxes"). Any such indemnification shall be
                      ------------------
on an after-tax basis, taking into account any such reimbursable taxes imposed on the amounts paid as indemnity. Without prejudice to the survival of any other term or provision of this Agreement, the obligations of the Borrower under this Section 3.5 shall survive the repayment of the Loans, the Letter of Credit
     -----------
Liabilities and the other Obligations and termination of the Commitments.

     Section 3.6  Withholding Tax Exemption.  Each Lender that is not
                  -------------------------
incorporated or otherwise formed under the laws of the U.S. or a state thereof agrees that it will, prior to or on or about the Third Restatement Date or the date upon which it becomes a party to this Agreement and if it is legally able to do so, deliver to the Borrower and the Agent two duly completed copies of U.S. Internal Revenue Service Form 1001, 4224 or W-8, as appropriate, certifying in any case that such Lender is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any U.S. federal income taxes. Each Lender which so delivers a Form 1001, 4224 or W-8 further undertakes to deliver to Borrower and the Agent two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the

Borrower or the Agent, in each case certifying that such Lender is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any U.S. federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving such payments without any deduction or withholding of U.S. federal income tax.

                                   ARTICLE 4

                        Yield Protection and Illegality
                        -------------------------------

     Section 4.1  Additional Costs.
                  ----------------

     (a) The Borrower shall pay directly to each Lender from time to time, promptly upon the request of such Lender, the costs incurred by such Lender which such Lender determines are attributable to its making or maintaining of any Eurodollar Loans hereunder or its obligation to make any of such Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"),
                                                      ----------------
resulting from any Regulatory Change which:

              (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (other than taxes imposed on the overall net income of such Lender or its Applicable Lending Office for any of such Loans by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

              (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (including any of such Loans or any deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof,
                                                           -----------
     but excluding the Reserve Requirement to the extent it is included in the calculation of the Adjusted Eurodollar Rate); or

              (iii) imposes any other condition affecting this Agreement or the Notes or any of such extensions of credit or liabilities or commitments.

Each Lender will notify the Borrower (with a copy to the Agent) of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this Section 4.1 (a) as promptly as practicable after it obtains
                 -----------
knowledge thereof and determines to request such compensation, and (if so requested by the Borrower) will designate a different Applicable Lending Office for the Eurodollar Loans of such Lender if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, violate any law, rule or regulation or be in any way disadvantageous to such Lender, provided that such Lender shall
                                --------
have no obligation to so designate an Applicable Lending Office located in the U.S. Each Lender will furnish the Borrower with a certificate setting forth the basis and the amount of each request of such Lender for compensation under this
Section 4.1(a). If any Lender requests compensation from the Borrower under this
--------------
Section 4.1(a), the Borrower may, by notice to such Lender (with a copy to the
--------------
Agent), suspend the obligation of such Lender to make or Continue making, or Convert Prime Rate Loans into, Eurodollar Loans until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).
   -----------

     (b)    Without limiting the effect of the foregoing provisions of this
Section 4.1, in the event that, by reason of any Regulatory Change, any Lender
-----------
either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Agent), the obligation of such Lender to make or Continue making, or Convert Prime Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).
                                 -----------

     (c)    Determinations and allocations by any Lender for purposes of this
Section 4.1 of the effect of any Regulatory Change on its costs of maintaining
-----------
its obligation to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive in the absence of manifest error, provided that such determinations and allocations are made on a reasonable basis.

     Section 4.2 Limitation on Types of Loans. Anything herein to the contrary
                 ----------------------------
notwithstanding, if with respect to any Eurodollar Loans for any Interest Period therefor:

             (a) The Agent determines (which determination shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.1
                                                                    -----------
     hereof are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Loans as provided in this Agreement; or

             (b) Required Lenders determine (which determination shall be conclusive absent manifest error) and notify the Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" or "Adjusted Eurodollar Rate" in Section 1.1 hereof on the basis of which the rate of interest for such Loans for such Interest Period is to be determined do not accurately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period;

then the Agent shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Loans or to Convert Prime

Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Prime Rate Loans in accordance with the terms of this Agreement.

   Section 4.3  Illegality.  Notwithstanding any other provision of this
                ----------
Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans hereunder or (b) maintain Eurodollar Loans hereunder, then such Lender shall promptly notify the Borrower (with a copy to the Agent) thereof and such Lender's obligation to make or maintain Eurodollar Loans and to Convert Prime Rate Loans into Eurodollar Loans hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 4.4 hereof shall be applicable).
              -----------

   Section 4.4  Treatment of Affected Loans.  If the obligation of any Lender
                ---------------------------
to make or Continue, or to Convert Prime Rate Loans into, Eurodollar Loans is suspended pursuant to Section 4.1 or 4.3 hereof, such Lender's Eurodollar Loans
                      -----------    ---
shall be automatically Converted into Prime Rate Loans on the last day(s) of the then current Interest Period(s) for the Eurodollar Loans (or, in the case of a Conversion required by Section 4.1(b) or 4.3 hereof, on such earlier date as
                       --------------    ---
such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 4.1 or 4.3 hereof which gave rise to such Conversion no
             -----------    ---
longer exist:

           (a) To the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Prime Rate Loans; and

           (b) All Loans which would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made as or Converted into Prime Rate Loans and all Loans of such Lender which would otherwise be Converted into Eurodollar Loans shall be Converted instead into (or shall remain as) Prime Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 4.1 or 4.3 hereof which gave rise to the
                           -----------    ---
Conversion of such Lender's Eurodollar Loans pursuant to this Section 4.4 no
                                                              -----------
longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans are outstanding, such Lender's Prime Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

   Section 4.5  Compensation.  The Borrower shall pay to the Agent for the
                ------------
account of each Lender, promptly upon the request of such Lender through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:

         (a) Any payment, prepayment or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the outstanding Loans pursuant to Section 11.2) on a date other than the last day
                                 ------------
   of an Interest Period for such Loan; or

         (b) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article 6 to
                                                                    ---------
   be satisfied) to borrow, Convert or prepay a Eurodollar Loan on the date for such borrowing, Conversion or prepayment specified in the relevant notice of borrowing, prepayment or Conversion under this Agreement.

   Section 4.6  Capital Adequacy.  If, after the Closing Date, any Lender shall
                ----------------
have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital adequacy (including, without limitation, any law, rule or regulation implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender (or its parent) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on such Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten Business Days after demand by such Lender (with a copy to the Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. A certificate of such Lender claiming compensation under this Section 4.6 and setting forth the additional amount or amounts to be paid
     -----------
to it hereunder shall be conclusive absent manifest error, provided that the
                                                           --------
determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods.

   Section 4.7   Additional Interest on Eurodollar Loans.  The Borrower shall
                 ---------------------------------------
pay, directly to each Lender from time to time, additional interest on the unpaid principal amount of each Eurodollar Loan held by such Lender, from the date of the making of such Eurodollar Loan until such principal amount is paid in full, at an interest rate per annum determined by such Lender in good faith equal to the positive remainder (if any) of (a) the Adjusted Eurodollar Rate applicable to such Eurodollar Loan minus (b) the Eurodollar Rate applicable to
                                   -----
such Eurodollar Loan.  Each payment of additional interest pursuant to this

Section 4.7 shall be payable by the Borrower on each date upon which interest is
-----------
payable on such Eurodollar Loan pursuant to Section 2.4(b); provided, however,
                                            --------------  --------  -------
that the Borrower shall not be obligated to make any such payment of additional interest until the first Business Day after the date when the Borrower has been informed (i) that such Lender is subject to a Reserve Requirement and (ii) of the amount of such Reserve Requirement (after which time the Borrower shall be obligated to make all such payments of additional interest, including, without limitation, such payments of additional interest that otherwise would have been payable by the Borrower on or prior to such time had the Borrower been earlier informed).

                                   ARTICLE 5

                                    Security
                                    --------

     Section 5.1  Collateral.  To secure the full and complete payment and
                  ----------
performance of the Obligations, the Loan Parties will, and will cause Holdings and each of the Borrower's Subsidiaries, other than Supremex and its Subsidiaries, other than Unrestricted Subsidiaries and other than MTRC, to, grant to the Agent for the benefit of the Agent and the Lenders a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) on all of their rights, titles and interests in and to the following Property, whether now owned or hereafter acquired, pursuant to the Security
Documents:

             (a) all Capital Stock of the Borrower and certain other Property of Holdings as specified in the Holdings Security Agreement and all Capital Stock of the Subsidiaries of the Borrower owned by the Borrower or any Subsidiary of the Borrower other than Capital Stock of the Subsidiaries of Supremex owned by Supremex or a Subsidiary of Supremex, including, without limitation, Capital Stock of Unrestricted Subsidiaries and other Subsidiaries of the Borrower; provided, however, that such Lien shall
                                   --------  -------
     relate only to 66% of the shares of each class of Capital Stock of Supremex and 66% of the shares of each class of Capital Stock of Supremex Holdings issued and outstanding from time to time; and

             (b) all other Property of the Borrower and its Subsidiaries other than (i) Supremex and its Canadian Subsidiaries, (ii) Unrestricted Subsidiaries, and (iii) MTRC, including, without limitation, the Mortgaged Properties and all accounts (including, without limitation, Receivables), inventory (including, without limitation, Inventory), equipment (other than equipment which is, concurrently herewith, being sold by the Borrower and its Subsidiaries and immediately leased back by the Borrower and its Subsidiaries pursuant to the Equipment Lease Facility Documents), contract rights, general intangibles, instruments, chattel paper, Permits, Intellectual Property and intercompany Debt, but excluding the Mail-Well ESOP Loan Documents, immaterial leases, intangibles prohibiting liens and certificated vehicles (provided, however, that (A) the Agent may, in its
                            --------  -------
     discretion and given applicable mortgage tax considerations, determine that certain real Properties of the Borrower or its Subsidiaries located in the States of New York and Tennessee shall not be required to secure the Obligations or any portion thereof if, in the Agent's judgment, the effect thereof is not materially adverse to the Lenders and (B) the real Properties acquired by the Borrower pursuant to the Quality Park Acquisition and located at 2520 Como Avenue, St. Paul, Minnesota and 3350 Hamilton Boulevard, Atlanta, Georgia shall not be required to secure the Obligations).

If required by the Agent, the pledge of the Capital Stock of Supremex shall be appropriately registered in the share registry of Supremex. None of the Capital Stock to be pledged in accordance with this Section 5.1 shall be subject to any
                                            -----------
transfer restriction, shareholders' agreement or other restriction except for such restrictions, if any, as may be reasonably acceptable to the Agent.

   Section 5.2  Guaranties.  The Loan Parties shall cause Holdings and each
                ----------
Subsidiary of the Borrower in existence on the Third Restatement Date (before and after giving effect to the Related Transactions), other than (a) Supremex and its Canadian Subsidiaries, (b) Unrestricted Subsidiaries, and (c) MTRC, to guaranty the payment and performance of the Obligations pursuant to the Holdings Guaranty or the Subsidiary Guaranties, as the case may be.

   Section 5.3  New Subsidiaries.  Contemporaneously with the creation or
                ----------------
acquisition of any Subsidiary of the Borrower after the Third Restatement Date, the Loan Parties shall:

          (a) grant or cause to be granted to the Agent, for the benefit of the Agent and the Lenders, the Supremex Lenders and the Equipment Lease Facility Lenders as security for the payment and performance of the Obligations, the Supremex Obligations and the Secured Equipment Lease Facility Obligations, respectively, a perfected, first priority security interest in all Capital Stock or other ownership interests in or indebtedness of such Subsidiary owned by the Borrower or owned by any such Subsidiary (other than an Unrestricted Subsidiary) of the Borrower (to the extent such Capital Stock or other ownership interests or indebtedness are already not so pledged to the Agent), and deliver or cause to be delivered to the Agent all certificates and instruments evidencing such Capital Stock or other ownership interests or indebtedness together with stock powers or other instruments of transfer or endorsements as the Agent may request, all in form and substance reasonably satisfactory to the Agent;

          (b) cause each such Subsidiary (other than an Unrestricted Subsidiary) to guaranty the payment and performance of the Obligations, the Supremex Obligations and the Secured Equipment Lease Facility Obligations by executing and delivering to the Agent a Subsidiary Guaranty; and

          (c) cause each such Subsidiary (other than an Unrestricted Subsidiary) to execute and deliver to the Agent a Subsidiary Security Agreement and such other Security Documents (including, without limitation, financing statements) as the Agent may reasonably request to grant the Agent, for the benefit of the Agent and the Lenders, the Supremex Lenders and the Equipment Lease Facility Lenders as security for the payment and performance of the Obligations, the Supremex Obligations and the Secured Equipment Lease Facility Obligations, respectively, a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) on all Property of such Subsidiary, excluding immaterial leases, intangibles prohibiting liens and certificated vehicles;

provided, however, that, notwithstanding anything to the contrary contained in
--------  -------
this Section 5.3, (i) neither the Borrower nor any Subsidiary of the Borrower
     -----------
shall be obligated to pledge more of the Capital Stock of Supremex or Supremex Holdings than is specified in Section 5.1(a) or to pledge any Capital Stock or
                              --------------
other ownership interests in or other indebtedness of any Canadian Subsidiary of Supremex, (ii) neither Supremex nor any Canadian Subsidiary of Supremex shall be obligated to execute a Subsidiary Guaranty guaranteeing payment or performance of the Obligations or the Secured Equipment Lease Facility Obligations as otherwise required in clause (b) preceding, and
                      ----------

(iii) neither Supremex nor any Canadian Subsidiary of Supremex shall be obligated to execute a Subsidiary Security Agreement or other Security Documents securing payment or performance of the Obligations or the Secured Equipment Lease Facility Obligations as otherwise required in clause (c) preceding. None
                                                    ----------
of the Capital Stock to be pledged in accordance with this Section 5.3 shall be
                                                           -----------
subject to any transfer restriction, shareholders' agreement or other restriction except for such restrictions, if any, as may be reasonably acceptable to the Agent.

   Section 5.4  New Mortgaged Properties. The Loan Parties will, and will cause
                -------------------------
each of their Subsidiaries, other than (a) Supremex and its Canadian Subsidiaries, (b) Unrestricted Subsidiaries, and (c) MTRC, to, contemporaneously with (i) the acquisition of any fee real Property or (ii) the execution of any lease of real Property where Inventory of the Borrower or any of such Subsidiaries in excess of $1,000,000 is or will be located or covering any plant or storage site, execute, acknowledge and deliver to the Agent a Mortgage or an amendment or modification to an existing Mortgage covering (A) all fee real Property acquired by the Borrower or any of such Subsidiaries subsequent to the Closing Date and (B) all of the Borrower's or any of such Subsidiaries' rights and interests as lessee, in, to and under each such real estate lease entered into subsequent to the Closing Date, together with evidence reasonably satisfactory to the Agent and its counsel, including, without limitation, if requested by the Agent, a commitment for a mortgagee policy of title insurance in favor of the Agent, in form and substance reasonably satisfactory to the Agent, that the Mortgage creates a valid, first priority Lien on the fee estate or leasehold estate, as the case may be, in favor of the Agent for the benefit of the Agent and the Lenders (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent), together with appraisals and surveys if requested by the Agent; provided, however, that, with respect to the acquisition of any fee real
       --------  -------
Property having a fair market value of less than $500,000, the Borrower and such Subsidiaries shall not be required to execute, acknowledge or deliver such documents unless or until fee real Property or Properties having an aggregate fair market value of $500,000 or more would be covered by any such new Mortgage or amendment or modification to an existing Mortgage. Following the date of each such acquisition of Property, if requested by the Agent, the Loan Parties shall, and shall cause each of such Subsidiaries with an interest in such Properties to, (i) deliver or cause to be delivered to the Agent, a mortgagee policy of title insurance insuring the Liens of the Mortgage covering such fee real Property in an amount reasonably satisfactory to the Agent on standard form policies (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) and
(ii) provide the Agent with a current environmental assessment of such Property in form and substance reasonably satisfactory to the Agent. In addition, with respect to each such leasehold estate, the Loan Parties will, and will cause each of such Subsidiaries to, use their best efforts to obtain either (A) waivers of landlord's Liens from each lessor or (B) landlord agreements from each lessor, in form and substance reasonably satisfactory to the Agent.

   Section 5.5  Release of Collateral .  Upon any sale, transfer or other
                ----------------------
disposition of Collateral that is expressly permitted under Section 9.8 and upon
                                                            -----------
five Business Days prior written request by the Borrower, the Agent shall execute at the Borrower's expense such documents as may be necessary to evidence the release by the Agent of its Liens on such Collateral; provided, however,
                                                          --------  -------
that (a) the Agent shall not be required to release any Lien on any Collateral if a Default shall have occurred and be continuing, (b) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation not reimbursed by the Borrower or entail any consequences other than the release of such Lien without recourse or warranty, and (c) such release shall not in any manner discharge, affect or impair any of the Obligations or any of the Agent's Liens on any Collateral retained by Holdings or the Borrower or any of its Subsidiaries, including, without limitation, its Liens on the proceeds of any such sale, transfer or other disposition. The Loan Parties represent and warrant to the Agent and the Lenders that none of the equipment listed on Schedule 5.5
                                                                  ------------
attached hereto (the "GECC Equipment") is, or was previously, owned by any Loan
                      --------------
Party, and that such equipment is being leased by one or more of the Loan Parties as lessee from General Electric Capital Corporation as owner and lessor. The Lenders authorize the Agent to confirm in writing (in the form of a release or otherwise, as the Agent may determine) that the GECC Equipment and the proceeds thereof do not constitute Collateral and to release the Agent's Lien on the Mail-Well ESOP Loan Documents, the Equipment Lease Facility Equipment and, concurrently with each transfer of such Receivables to MTRC in accordance with the terms and provisions of the Accounts Receivable Securitization Facility Documents, the Receivables. Without limiting the generality of the foregoing, each Lender hereby acknowledges and agrees that the Agent has executed and delivered, or will execute and deliver, a letter agreement to and in favor of Paribas Properties, Inc. and the "Equity Lenders" and the "Financing Lenders", as such terms are defined in the Equipment Lease Facility Documents, pursuant to which the Agent (as among the Agent, the Lenders, the Supremex Lenders, Paribas Properties, Inc. and such "Equity Lenders" and "Financing Lenders" only) disclaims any security interest in the Equipment Lease Facility Equipment.

   Section 5.6  Setoff.  If an Event of Default shall have occurred and be
                ------
continuing, each Lender is hereby authorized at any time and from time to time, without notice to the Borrower or any other Loan Party (any such notice being hereby expressly waived by the Loan Parties), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Loan Party against any and all of the Obligations of the Loan Parties (or any one or more of them) now or hereafter existing under this Agreement, any of such Lender's Notes or any other Loan Document, irrespective of whether or not the Agent or such Lender shall have made any demand under this Agreement, any of such Lender's Note or any such other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower (with a copy to the Agent) after any such setoff and application, provided that the failure to give such notice shall not affect
                 --------
the validity of such setoff and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

                                   ARTICLE 6

                              Conditions Precedent
                              --------------------

   Section 6.1  Initial Extension of Credit.  Each of the obligation of each
                ----------------------------
Lender to make its initial Loan under this Agreement and the obligation of the Issuing Bank to issue the initial Letter of Credit under this Agreement are subject to the conditions precedent that the Agent shall have received, on or before the date of the making of such initial Loan or the issuance of such initial Letter of Credit, respectively, all of the following in form and substance satisfactory to the Agent and, in the case of actions to be taken, evidence that the following required actions have been taken to the satisfaction of the Agent:

         (a) Resolutions.  Resolutions of the Board of Directors of each Loan
             -----------
   Party certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by such Loan Party of the Loan Documents and the Related Transactions Documents to which it is or is to be a party;

         (b) Incumbency Certificate.  A certificate of incumbency certified by
             ----------------------
   the Secretary or an Assistant Secretary of each Loan Party certifying the name of each officer of such Loan Party (i) who is authorized to sign the Loan Documents to which such Loan Party is or is to be a party (including any certificates contemplated therein), together with specimen signatures of each such officer, and (ii) who will, until replaced by other officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;

         (c) Articles or Certificates of Incorporation, etc.  The articles or
             ----------------------------------------------
   certificates of incorporation, certificate of formation, certificate of limited partnership, partnership agreement or other applicable constitutional document of each Loan Party certified by a Secretary or an Assistant Secretary or other appropriate officer of such Loan Party as being accurate and complete copies thereof.

         (d) Bylaws.  The bylaws of each Loan Party certified by the Secretary
             ------
   or an Assistant Secretary of such Loan Party;

         (e) Governmental Certificates.  Certificates of appropriate officials
             -------------------------
   as to the existence and good standing of each Loan Party in their respective jurisdictions of incorporation or organization and any and all jurisdictions where such Loan Party is qualified to do business as a foreign corporation or other entity, each such certificate to be dated as of a Current Date;

         (f) Term Loans Notes.  The Term Loans Notes duly completed and executed
             ----------------
   by the Borrower, and the payment of all interest accrued on the Term Loans to the Third Restatement Date;

         (g) Revolving Credit Loans Notes.  The Revolving Credit Loans Notes
             ----------------------------
   duly completed and executed by the Borrower, and the payment of all interest accrued on the Revolving Credit Loans Tranche 1 and the Revolving Credit Loans Tranche 2 to the Third Restatement Date;

         (h) Acquisition Loans Notes.  The Acquisition Loans Notes duly
             -----------------------
   completed and executed by the Borrower;

         (i) Holdings Guaranty.  The Holdings Guaranty executed by Holdings;
             -----------------

         (j) Subsidiary Guaranties.  A Subsidiary Guaranty executed by each of
             ---------------------
   the Subsidiaries of the Borrower, other than (i) Supremex and its Canadian Subsidiaries, (ii) Unrestricted Subsidiaries, and (iii) MTRC;

         (k) Borrower Security Agreement.  The Borrower Security Agreement
             ---------------------------
   executed by the Borrower;

         (l) Subsidiary Security Agreements.  A Subsidiary Security Agreement
             ------------------------------
   executed by each of the Subsidiaries of the Borrower, other than (i) Supremex and its Canadian Subsidiaries, (ii) Unrestricted Subsidiaries, and (iii) MTRC;

         (m) Holdings Security Agreement.  The Holdings Security Agreement
             ---------------------------
   executed by Holdings;

         (n) Mortgages.  Mortgages covering all of the Mortgaged Properties
             ---------
   owned by the Borrower or any of its Subsidiaries listed on Schedule 1.1(a)
                                                              ---------------
   hereof executed by the Borrower or such Subsidiary (as applicable) or, with respect to such Mortgaged Properties as to which a Mortgage was previously executed, amendments and restatements of or other modifications to such Mortgages previously executed;

         (o) Insurance Policies.  Copies of all insurance policies required by
             ------------------
   this Agreement and the other Loan Documents, together with loss payable endorsements naming the Agent as loss payee under all such casualty insurance policies and the Agent as an additional insured party under all such liability policies;

         (p) Stock Certificates.  The stock certificates representing all of the
             ------------------
   issued and outstanding Capital Stock of the Borrower and each of its Subsidiaries accompanied by appropriate stock powers signed in blank, except to the extent that such Capital Stock is not required to be pledged in accordance with Section 5.1(a);
                   --------------

         (q) Financing Statements.  UCC-1 financing statements and all other
             --------------------
   requisite filing documents (or amendments to such financing statements or other documents previously filed) executed by the Loan Parties necessary to perfect the Liens created pursuant to the Security Documents;

         (r) Lien Releases, etc.  Duly executed (i) releases or assignments of
             ------------------
   Liens and UCC-3 financing statements and other Lien releases in recordable form, (ii) with respect to leased Mortgaged Properties, waivers and consents of the landlords thereof and their lenders, and (iii) mortgagee policies of title insurance issued (exclusive of endorsements relating to any real Properties located in Texas, which endorsements shall not be required) in the name of the Agent or endorsements to such mortgagee policies of title insurance previously issued as may be necessary to reflect that the Liens created by the Security Documents are first priority Liens (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent); each such mortgagee policy of title insurance (or commitment therefor or endorsement thereto, as applicable) shall (A) have been issued at the Borrower's or its Subsidiary's expense, (B) contain no exceptions or exclusions except for those approved by the Agent, (C) have been issued and underwritten by companies acceptable to the Agent, (D) contain such endorsements as may be required by the Agent, (E) be in an amount satisfactory to the Agent, and (F) be otherwise in form and substance satisfactory to the Agent;

         (s) Lien Searches.  Lien searches in the names of the Borrower and each
             -------------
   Subsidiary of the Borrower (and in all names under which each such Person has done business within the last five years) in each state where each such Person maintains an office or has Property, showing no financing statements or other Lien instruments of record except for Permitted Liens;

         (t) Letter of Credit Agreement.  With respect to any issuance of a
             --------------------------
   Letter of Credit, a Letter of Credit Agreement in the form required by the Issuing Bank with respect thereto executed by the Borrower;

         (u) Solvency Certificate.  A certificate executed by a Responsible
             --------------------
   Officer of Holdings (with respect to Holdings) and the Borrower (with respect to the Borrower and its Subsidiaries) demonstrating that, concurrently with and after giving effect to the Loans and the Related Transactions, each of Holdings, the Borrower and the Subsidiaries of the Borrower are Solvent on a consolidated and consolidating basis and contribution agreements between and among the Borrower and its Subsidiaries to evidence applicable rights of contribution;

         (v) Related Transactions Documents.  Copies of all Related Transaction
             ------------------------------
   Documents certified by a Responsible Officer of the Borrower as being true and correct copies of such documents as of the Third Restatement Date;

         (w) Prepayment of Certain Loans.  Prepayment of the principal amounts
             ---------------------------
   of the Term Loans and the Revolving Credit Loans Tranche 2 as and to the extent required by Section 2.7(g).
                      --------------

         (x) Consummation of Related Transactions, etc.  The Related
             -----------------------------------------
   Transactions Documents (i) shall have been executed and delivered by the parties thereto, (ii) shall be binding and enforceable against the parties thereto in accordance with their terms, and (iii) shall be satisfactory in form and substance to the Agent, and the Related Transactions shall have been consummated prior to or contemporaneously with the execution and delivery of this Agreement in accordance with the Related Transaction Documents (and in compliance with all conditions and requirements contained therein without waiver or exception except as may have been consented to by the Agent in writing). All conditions precedent to (A) the making of the Supremex Loans under the Supremex Credit Agreement, (B) the advancement of funds under the Equipment Lease Facility, and (C) the advancement of funds under the Accounts Receivable Securitization Facility shall have been satisfied, and each of the Equipment Lease Facility and the Accounts Receivable Securitization Facility shall have been funded in accordance with the Related Transaction Documents relating thereto and in compliance with all conditions and requirements contained therein without waiver or exception except as may have been consented to by the Agent in writing;

         (y)  Consents.  Copies of all material consents necessary for the
              --------
   execution, delivery and performance by each of the Loan Parties of the Loan Documents or Related Transactions Documents to which it is a party, which consents shall be certified by a Responsible Officer of the Borrower or other applicable Loan Party as true and correct copies of such consents as of the Third Restatement Date;

         (z)  Permits.  Copies of all material Permits affecting the Borrower or
              -------
   any of its Subsidiaries in connection with the Reorganization Transaction and evidence satisfactory to the Agent that Wisco III has taken appropriate action to ensure that it is able to conduct its businesses with the use of such Permits in full force and effect;

         (aa) Payment of Interest, Fees and Expenses.  The Borrower shall have
              --------------------------------------
   paid all interest and fees accrued to the Third Restatement Date and not previously paid with respect to the loans and letters of credit outstanding under the Second Restated Agreement, and the Borrower shall have paid all fees due on or before the Third Restatement Date as specified in this Agreement or in the Agent's Letter and all fees and expenses of or incurred by the Agent and its counsel to the extent billed on or before the Third Restatement Date and payable pursuant to this Agreement;

         (bb) Compliance with Laws.  The Loan Parties shall have complied with
              --------------------
   all Governmental Requirements necessary to consummate the transactions contemplated by this Agreement, the other Loan Documents and the Related Transactions Documents;

         (cc) No Prohibitions.  No Governmental Requirement shall prohibit the
              ---------------
   consummation of the transactions contemplated by this Agreement, any other Loan Document or any Related Transactions Document, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or threatened which would, enjoin, prohibit, restrain or otherwise adversely affect the consummation of the transactions contemplated by this Agreement, the other Loan Documents and the Related Transactions Documents or otherwise have a Material Adverse Effect;

         (dd) Bank Accounts.  If and to the extent required by the Agent or the
              -------------
   Required Lenders, the Borrower and its Subsidiaries, other than (i) Supremex and its Canadian Subsidiaries, (ii) Unrestricted Subsidiaries and (iii) MTRC, shall have established Concentration Accounts (or, if the Borrower and its Subsidiaries so desire, a single Concentration Account) into which proceeds of all Collateral, including, without limitation, proceeds of sales of accounts, are deposited directly, as received, which Concentration Account(s) shall be governed by an agreement or agreements between the Borrower and/or its Subsidiaries (as applicable), the Agent and the depository bank(s) in form and substance satisfactory to the Agent;

          (ee)  Financial Statements.  Copies of each of the financial
                --------------------
   statements referred to in Section 7.2;
                             -----------

          (ff)  Opinions of Counsel.  Favorable opinions of (i) Bracewell &
                -------------------
   Patterson, L.L.P., counsel for the Loan Parties, in form and substance satisfactory to the Agent with respect to Holdings and the Borrower and its Subsidiaries and with respect to the Loan Documents and the Related Transactions and (ii) such other counsel as may be acceptable to the Agent regarding the power and authority of Pavey and Wisco to execute and deliver its Subsidiary Guaranty under the laws of New Jersey and Tennessee, respectively, as the Agent may require; and

          (gg)  Intercreditor Agreement.  The Intercreditor Agreement shall have
                -----------------------
   been executed by the Lenders, the Supremex Lenders and the Equipment Lease Facility Lenders.

The Borrower shall deliver, or cause to be delivered, to the Agent sufficient counterparts of each agreement, document or instrument to be received by the Agent under this Section 6.1 to permit the Agent to distribute a copy of the
                 -----------
same to each of the Lenders. Upon the request of the Borrower, the Agent shall inform the Borrower in writing as to the status of satisfaction of the conditions precedent set forth in this Section 6.1 and each of the additional
                                       -----------
conditions precedent set forth in this Article 6.
                                       ---------

   Section 6.2  All Extensions of Credit .  The obligation of each Lender to
                -------------------------
make any Loan (including the initial Loan) and the obligation of the Issuing Bank to issue any Letter of Credit (including the initial Letter of Credit) under this Agreement are subject to the satisfaction of each of the conditions precedent set forth in Section 6.1 and each of the following additional
                       -----------
conditions precedent:

           (a)  No Default.  No Default shall have occurred and be continuing,
                ----------
   or would result from such Loan or Letter of Credit;

           (b)  Representations and Warranties.  All of the representations and
                ------------------------------
   warranties of the Borrower and the other Loan Parties contained in Article 7
                                                                      ---------
   hereof and in the other Loan Documents shall be true and correct on and as of the date of such Loan or Letter of Credit with the same force and effect as if such representations and warranties had been made on and as of such date; and

           (c)  Additional Documentation.  The Agent shall have received such
                ------------------------
   additional approvals, opinions, agreement, documents and instruments as the Agent may reasonably request.

Each notice of borrowing with respect to the making of any Loans or request for the issuance of a Letter of Credit given by the Borrower hereunder shall constitute a representation and warranty by the Borrower and the other Loan Parties that the conditions precedent set forth in Sections 6.2(a) and (b) have
                                                   ---------------     ---
been satisfied (both as of the date of such notice and, unless the Borrower otherwise notifies the Agent prior to the date of such borrowing or Letter of Credit, as of the date of such borrowing or Letter of Credit).


   Section 6.3  Acquisition Loans.   The obligation of each Lender to make any
                -----------------
of the Acquisition Loans is subject to the conditions precedent that the Agent shall have received, on or before the advance of such Acquisition Loans, all of the following in form and substance reasonably satisfactory to the Agent (except as otherwise provided in this Section 6.3 below) and, in the case of actions to
                              -----------
be taken, evidence that the following required actions have been taken to the satisfaction of the Agent:

           (a)  Resolutions.  Resolutions of the Board of Directors of each Loan
                -----------
   Party that is a party to any Permitted Acquisition Documents or Loan Documents to be executed in connection with such Acquisition Loans, including, without limitation, each New Loan Party acquired in connection with the Permitted Acquisition to be financed thereby (the "Subject Permitted
                                                               -----------------
   Acquisition"), certified by its Secretary or an Assistant Secretary which authorize the Subject Permitted Acquisition, the borrowing of such Acquisition Loans (with respect to the resolutions of the Board of Directors of the Borrower) and the execution, delivery and performance by such Loan Party of the Loan Documents to be executed and/or delivered in connection therewith;

           (b) Incumbency Certificate.  A certificate of incumbency certified by
               ----------------------
   the Secretary or an Assistant Secretary of each Loan Party that is a party to any Permitted Acquisition Documents or Loan Documents to be executed in connection with such Acquisition Loans (including, without limitation, each New Loan Party acquired in connection with the Subject Permitted Acquisition) certifying the name of each officer of such Loan Party who is authorized to sign the Loan Documents to be executed and/or delivered in connection with the Subject Permitted Acquisition;

           (c) Articles or Certificates of Incorporation, etc.  Copies of any
               ----------------------------------------------
   amendments to the articles or certificates of incorporation or other applicable constitutional document of each Loan Party since the Third Restatement Date and, with respect to each New Loan Party acquired in connection with the Subject Permitted Acquisition, copies of the articles or certificate of incorporation of such Loan Party, in each case certified by the appropriate Governmental Authority of such Loan Party's state of incorporation;

           (d) Bylaws.  A true and correct copy of any amendments to the bylaws
               ------
   of each Loan Party since the Third Restatement Date and, with respect to each New Loan Party acquired in connection with the Subject Permitted Acquisition, a true and correct copy of the bylaws of such Loan Party, in each case certified by the Secretary or an Assistant Secretary of such Loan Party;

           (e) Governmental Certificates.  Certificates of appropriate officials
               -------------------------
   as to the existence and good standing of each New Loan Party acquired in connection with the Subject Permitted Acquisition in the jurisdiction of its incorporation;

         (f)    Security Documents for New Properties and New Loan Parties.
                ----------------------------------------------------------
   Such security agreements, financing statements and assignments executed by each of the Loan Parties as the Agent may request in connection with any Property acquired by such Loan Party pursuant to the Subject Permitted Acquisition and, in the case of each New Loan Party acquired in connection with the Subject Permitted Acquisition, such Security Documents and other Loan Documents executed and/or delivered by the Loan Parties (including, without limitation, each New Loan Party) as is required pursuant to Section
                                                                       -------
   5.3, all of which Security Documents shall be within the power and authority
   ---
   of the New Loan Party and shall be enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity;

         (g)    Mortgages.  Mortgages covering all the material real Properties
                ---------
   or interests therein (including fee and leasehold interests) acquired pursuant to the Subject Permitted Acquisition, and such lease agreements, surveys, appraisals, environmental reports, agreements of landlords and their lenders relating to leased Properties, information relating to zoning and mortgagee policies of title insurance as the Agent may require in connection therewith (consistent with the requirements for real Properties contained in the Original Agreement, the First Restated Agreement and the Second Restated Agreement);

         (h)    Endorsements to Mortgagee Title Policies.  Endorsements to
                ----------------------------------------
   existing policies of title insurance as the Agent may reasonably require;

         (i)    Lien Releases.  Payoff letters in form and substance reasonably
                -------------
   acceptable to the Agent or duly executed releases or assignments of Liens and financing statements in recordable form as may be necessary to reflect that the Liens created by the Security Documents affecting the assets acquired in connection with the Subject Permitted Acquisition are first priority Liens (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent);

         (j)    Lien Searches.  Lien searches in the name of each Person being
                -------------
   acquired (in the case of an acquisition of Capital Stock) or in the name of each Person transferring any assets being acquired (in the case of an asset acquisition) pursuant to the Subject Permitted Acquisition in each state where such Person maintains an office or has Property, showing no financing statements or other Lien instruments of record except for Permitted Liens or Liens being released concurrently with such Permitted Acquisition;

         (k)    Acquisition Documents.  Copies of all Permitted Acquisition
                ---------------------
   Documents relating to the Subject Permitted Acquisition, and confirmation that the Loan Parties will not, in connection with the Subject Permitted Acquisition, assume or incur any Debt other than Debt permitted by Section
                                                                      -------
   9.1;
   ---

         (l)    Consummation of Subject Permitted Acquisition.  All of the
                ---------------------------------------------
   Permitted Acquisition Documents relating to the Subject Permitted Acquisition shall have been duly and validly executed and delivered by each of the parties thereto and shall constitute the legal, valid and binding obligations of the parties thereto, enforceable against such parties in accordance with their respective terms (except as may be limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditor's rights); and the Subject Permitted Acquisition shall have been consummated contemporaneously with the making of such Acquisition Loans (and in compliance in all material respects with all conditions and requirements contained therein without waiver or exception except as may have been consented to by the Loan Parties in the exercise of their prudent business judgment), and the Borrower shall have informed the Agent of the purchase price (whether payable in cash, property, assumption of Debt or other form of consideration) payable in connection with the Subject Permitted Acquisition;

         (m)    Consents, etc.  All approvals, authorizations, consents and
                -------------
   waivers of any Governmental Authority or other Person necessary or appropriate for the execution, delivery and performance by each of the Loan Parties and other parties thereto of the Permitted Acquisition Documents to which it is a party relating to the Subject Permitted Acquisition, including, without limitation, (i) all such approvals, authorizations, consents and waivers disclosed in the Permitted Acquisition Documents (including those required in connection with the assignment of material contracts) and (ii) any such approvals, authorizations, consents or waivers reasonably required by the Agent in connection with the Mortgaged Properties acquired by any Loan Party in connection with the Subject Permitted Acquisition and the granting of a security interest to the Agent in each material contract acquired or assumed by any Loan Party in connection with the Subject Permitted Acquisition, shall have been obtained by the Loan Parties except to the extent the same may have been waived by the applicable Loan Parties in the exercise of their prudent business judgment and none of which approvals, authorizations, consents or waivers which has not been obtained will, individually or in the aggregate with all such approvals, authorizations, consents or waivers which have not been obtained in connection with the Subject Permitted Acquisition, materially adversely affect the assets or business being acquired pursuant to the Permitted Acquisition Documents;

         (n)    Permits.  The Loan Parties shall have obtained all material
                -------
   Permits that are necessary to ensure that they are able to conduct their businesses and Properties acquired pursuant to the Subject Permitted Acquisition substantially in accordance with all Governmental Requirements;

         (o)    Regulatory Approvals.  All filings, consents or approvals with
                --------------------
   or of Governmental Authorities necessary to consummate the Subject Permitted Acquisition shall have been made and/or obtained, as applicable, including, without limitation, all filings (if any) required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the lapse of all waiting periods with respect thereto;

         (p)    No Prohibitions.  No Governmental Requirement shall prohibit or
                ---------------
   adversely affect the consummation of the transactions contemplated by this Agreement or the other Loan Documents or the Permitted Acquisition Documents relating to the Subject Permitted Acquisition, and no action, suit, investigation, proceeding, order, judgment or decree of, before or by any Governmental Authority, arbitrator or other Person shall, and no such action, suit, investigation, proceeding, order, judgment or decree shall be pending or threatened which would, enjoin, prohibit, restrain or otherwise adversely affect the consummation of the transactions contemplated by this Agreement or the other Loan Documents and the Permitted Acquisition Documents related to the Subject Permitted Acquisition or otherwise have a Material Adverse Effect;

         (q)    Financial Statements; No Material Adverse Effect or Change.  The
                ----------------------------------------------------------
   financial statements (relating to the assets and/or Persons to be acquired pursuant to the Subject Permitted Acquisition) delivered or to be delivered pursuant to the Permitted Acquisition Documents (which financial statements shall be audited if and to the extent available), and such other financial statements, pro forma financial statements and financial projections as of and for such periods as the Agent may reasonably request, shall have been delivered to the Agent and the Lenders, and such financial statements, to the knowledge of the Loan Parties, shall be true and correct in all material respects and shall fairly and accurately present the financial condition and results of operations of the Persons specified therein as of and for the periods indicated therein; as of the proposed date of the making of such Acquisition Loans and both before and after giving effect to such Acquisition Loans and the Subject Permitted Acquisition, no Material Adverse Effect shall have occurred or could reasonably be expected to occur as a result of or in connection with the Subject Permitted Acquisition and no material adverse change shall have occurred with respect to the financial condition, business, operations, capitalization, liabilities, Properties or prospects of the Borrower or its Subsidiaries since June 30, 1996;

         (q)    Disbursement Instructions.  Disbursement instructions from the
                 -------------------------
   Borrower to the Agent with respect to the disbursement of the proceeds of such Acquisition Loans;

         (s)    Legal Opinions.  Favorable opinions (or comfort letters with
                --------------
   respect to clause (ii) succeeding) of: (i) counsel for the Loan Parties, in form and substance satisfactory to the Agent with respect to the Subject Permitted Acquisition and the Loan Documents to be executed and/or delivered in connection therewith and (ii) such other counsel as may be acceptable to the Agent regarding the form and enforceability of the Mortgages in the States where any real Property acquired in connection with the Subject Permitted Acquisition is located;

         (t)    Reliance Letters.  Copies of all legal opinions issued in
                ----------------
   connection with the Subject Permitted Acquisition and (except if and to the extent that the Loan Parties are not able to obtain such letters after exercising their reasonable efforts to do so) letters from counsel that issued such opinions stating that such opinions may be relied upon by the Agent and the Lenders;

         (u)    Representations and Warranties.  All representations and
                ------------------------------
   warranties made by the Loan Parties in the Permitted Acquisition Documents related to the Subject Permitted Acquisition and, to the knowledge of the Loan Parties after due inquiry, all representations and warranties made by all other Persons in the Permitted Acquisition Documents related to the Subject Permitted Acquisition shall be true and correct in all material respects on and as of each date made or deemed made and as of the Acquisition Loans Funding Date; and the Permitted Acquisition Documents related to the Subject Permitted Acquisition shall set forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there shall be no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby;

         (v)    Satisfaction of Conditions Precedent.  As of the Acquisition
                ------------------------------------
   Loans Funding Date, all conditions precedent to the Permitted Acquisition Documents related to the Subject Permitted Acquisition shall have been fulfilled or (with the prior consent of the applicable Loan Parties in the exercise of their prudent business judgment) waived, and there shall not have been any breach of any material term or condition contained in such Permitted Acquisition Documents; after giving effect to the Subject Permitted Acquisition, the applicable Loan Party(ies) (i.e., the Borrower unless otherwise approved by the Agent and the Required Lenders) will have acquired and become the owner(s) of all of the Property to be acquired thereby free and clear of any Liens, except Permitted Liens; in connection with the Subject Permitted Acquisition, the Loan Parties shall not have assumed any liabilities other than those reflected or reserved against in the applicable pro forma financial statements delivered to the Agent or contingent liabilities under the Permitted Acquisition Documents which are not required to be reflected or reserved against in accordance with GAAP; and

         (w)    Assumption Agreement.  An Assumption Agreement, the Subsidiary
                --------------------
   Security Agreement, the Subsidiary Guaranty and each of the other Loan Documents required to be executed and/or delivered pursuant to Article 5 by
                                                                  ---------
   each of the New Loan Parties acquired in connection with the Subject Permitted Acquisition shall have been appropriately executed and/or delivered by such New Loan Party.

Each notice of borrowing with respect to the making of any Acquisition Loans given by the Borrower shall constitute a representation and warranty by the Borrower and the other Loan Parties that all conditions precedent set forth in this Section 6.3 have been satisfied (both as of the date of such notice and,
     -----------
unless the Borrower otherwise notifies the Agent prior to the date of such borrowing, as of the date of such borrowing). Notwithstanding the first sentence of this Section 6.3, the documents or other matters referred to in
                 -----------
clauses (e), (k), (l), (n), (p), (u) and (v) shall not be required to be in form
------- ---  ---  ---  ---  ---  ---     ---
and substance satisfactory to the Agent.

   Section 6.4  Closing Certificates.  The Borrower shall, concurrently with
                --------------------
the execution and delivery of this Agreement, execute and deliver to the Agent a Closing Certificate in form and substance satisfactory to the Agent certifying as to the satisfaction of each of the conditions precedent set forth in Section
                                                                        -------
6.1 and 6.2 which are required to be satisfied on or before the Third
---     ---
Restatement Date. The Borrower shall, concurrently with each advance of any of the Acquisition Loans, execute and deliver to the Agent a Closing Certificate in form and substance satisfactory to the Agent certifying as to the satisfaction of each of the conditions precedent set forth in Sections 6.2 and 6.3 which are
                                                 ------------     ---
required to be satisfied on or before each Acquisition Loans Funding Date (which certificate relating to Section 6.3 shall, without limitation, expressly state
                        -----------
that the proposed Future Acquisition constitutes a Permitted Acquisition as such term is defined in this Agreement and shall include a specific mathematical calculation evidencing compliance with clause (b) of such definition), which subsequent Closing Certificate shall incorporate any supplements to certain schedules hereto proposed by the Borrower in accordance with Section 13.26.
                   -------------

                                   ARTICLE 7

                         Representations and Warranties
                         ------------------------------

   Each of the Loan Parties which is now or hereafter a party to this Agreement hereby jointly and severally represents and warrants to the Agent and the Lenders that the following statements are and, after giving effect to the Related Transactions, will be true, correct and complete:

   Section 7.1  Corporate Existence.  Each Loan Party (a) is a corporation, or,
                -------------------
with respect to Wisco II and Wisco III, a limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to own its Properties and carry on its business as now being or as proposed to be conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. Each Loan Party has the power and authority and legal right to execute, deliver and perform its obligations under the Loan Documents and the Related Transactions Documents to which it is or may become a party. Prior to the Closing Date, neither Holdings, the Borrower nor Wisco engaged in any business or incurred any liabilities except for activities, expenses and liabilities incident to its organization and to the carrying out of the transactions contemplated by the Original Agreement and the Related Transactions Documents. Prior to the Second Restatement Date, neither Mail-Well West, Wisco II, Supremex Holdings nor Supremex engaged in any business or incurred any liabilities except for activities, expenses and liabilities incident to its organization and to the carrying out of the transactions contemplated by the Second Restated Agreement and the Related Transactions Documents. Prior to the Third Restatement Date, Wisco III did not engage in any business or incur any liabilities except for activities, expenses and liabilities incident to its organization and the Reorganization Transaction.

   Section 7.2  Financial Statements.
                --------------------

   (a)   The Borrower has delivered to the Agent and the Lenders (i) its audited consolidated balance sheet and statements of income, cash flow and retained earnings for the fiscal year ended December 31, 1995 and (ii) its unaudited consolidated balance sheet and statements of income, cash flow and retained earnings for the period ended June 30, 1996. To the Borrower's knowledge, such financial statements are true and correct, have been prepared in accordance with GAAP and fairly and accurately present, on a consolidated basis, the financial condition of the Borrower and its consolidated Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. There has not been, as of the Third Restatement Date, any material adverse change in the business, condition (financial or otherwise), operations, prospects or Properties of the Borrower or any of its consolidated Subsidiaries since the effective dates of the most recent applicable financial statements referred to in this Section 7.2(a).
                                                           --------------

   (b) Neither the Borrower nor any of its Subsidiaries has any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or unanticipated losses from any unfavorable commitments except as referred to or reflected in the Pro-Formas.

   (c) The Projections represent, as of the Third Restatement Date, the good faith estimate of the Borrower and its senior management concerning the probable financial condition and performance of the Borrower and its Subsidiaries based upon assumptions believed to be reasonable at the time made.

   Section 7.3  Corporate Action; No Breach.  The execution, delivery and
                ---------------------------
performance by each Loan Party of the Loan Documents and Related Transactions Documents to which it is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate or other entity action on the part of the Loan Parties and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles or certificates of incorporation or bylaws (or, with respect to Wisco II and Wisco III, certificate of formation) of any Loan Party, (ii) any Governmental Requirement or any order, writ, injunction or decree of any Governmental Authority or arbitrator, or (iii) any material agreement, document or instrument to which any Loan Party is a party or by which any Loan Party or any of its Property is bound or subject, or (b) constitute a default under any such material agreement, document or instrument, or result in the creation or imposition of any Lien (except under the Security Documents as provided in Article 5) upon any of the revenues or Property of any Loan Party.
            ---------

   Section 7.4  Operation of Business.  The Loan Parties possess all Permits,
                ---------------------
franchises, licenses and authorizations necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted except where the failure to so possess would not cause a Material Adverse Effect. None of such Persons is in material violation of any such Permits, franchises, licenses or authorizations.

   Section 7.5  Intellectual Property.  The Loan Parties own or possess (or
                ---------------------
will be licensed or have the full right to use) all Intellectual Property which is necessary for the operation of their respective businesses as presently conducted and as proposed to be conducted, without any known conflict with the rights of others. The consummation of the transactions contemplated by this Agreement, the other Loan Documents and the Related Transactions Documents will not materially alter or impair, individually or in the aggregate, any of such rights of such Persons. No product of the Loan Parties infringes upon any Intellectual Property owned by any other Person, and no claim or litigation is pending or, to the knowledge of the Borrower, threatened against any Loan Party or any such Person contesting its right to use any product or material which could have a Material Adverse Effect. There is no violation by any Loan Party of any right of such Loan Party with respect to any material Intellectual Property owned or used by such Loan Party.

   Section 7.6  Litigation and Judgments.  Each material action, suit,
                ------------------------
investigation or proceeding before or by any Governmental Authority or arbitrator pending or, to the knowledge of the Borrower, threatened against or affecting any Loan Party, or that relates to any of the Related Transactions as of the Third Restatement Date is, and as of each Acquisition Loans Funding Date will be, disclosed on Schedule 7.6 (as such Schedule may be supplemented in
                      ------------
accordance with

Section 13.26). None of such actions, suits, investigations or proceedings
-------------
could, if adversely determined, have a Material Adverse Effect. As of the Third Restatement Date and as of each Acquisition Loans Funding Date, there are not and will not be, respectively, any outstanding judgments against any Loan Party except for such judgments as may be disclosed on Schedule 7.6 (as such Schedule
                                                 ------------
may be supplemented in accordance with Section 13.26) which do not, with respect
                                       -------------
to all such judgments affecting the Loan Parties, exceed $1,000,000 in aggregate amount. No Loan Party has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability or disadvantage that could have a Material Adverse Effect.

   Section 7.7  Rights in Properties; Liens.  Each of the Loan Parties has good
                ---------------------------
and indefeasible title to or, except as expressly stated to the contrary on

Schedule 1.1(a), valid leasehold interests in its Properties and assets, real
---------------
and personal, including the Properties, assets and leasehold interests reflected in the financial statements described in Section 7.2(a) and the Pro-Formas, and
                                         --------------
none of the Properties or leasehold interests of any Loan Party or any of its Subsidiaries is subject to any Lien, except Permitted Liens and, with respect to Holdings, Liens permitted by Section 8(b) of the Holdings Guaranty.

   Section 7.8  Enforceability.  The Loan Documents and the Related
                --------------
Documents have been, or, with respect to the Loan Documents to be executed in connection with the making of any Acquisition Loans, will be on or before the Acquisition Loans Funding Date, duly and validly executed and delivered by each of the Loan Parties that is a party thereto and constitute, or will constitute upon such execution and delivery, the legal, valid and binding obligations of the Loan Parties, enforceable against the Loan Parties in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

   Section 7.9  Approvals.  No authorization, approval or consent of, and no
                ---------
filing or registration with or notice to, any Governmental Authority or third party is or will be necessary for the execution, delivery or performance by any Loan Party of any of the Loan Documents or Related Transactions Documents to which it is a party or may become a party or for the validity or enforceability thereof, except for such consents, approvals and filings as have been, or, with respect to the Loan Documents to be executed in connection with the making of any Acquisition Loans, will be on or before the Acquisition Loans Funding Date, validly obtained or made and are (or, as applicable, will be on or before the Acquisition Loans Funding Date) in full force and effect. The consummation of the Related Transactions does not require the consent or approval of any other Person, except such consents and approvals (a) as have been, or, with respect to the Loan Documents to be executed in connection with the making of any Acquisition Loans, will be on or before the Acquisition Loans Funding Date, validly obtained and are (or, as applicable, will be on or before the Acquisition Loans Funding Date) in full force and effect or (b) as to which the failure to obtain is not, individually or in the aggregate, material. None of the Loan Parties has failed to obtain any material governmental consent, approval, license, Permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business.

   Section 7.10 Debt.  As of the Third Restatement Date and as of each
                ----
Acquisition Loans Funding Date, the Loan Parties and their Subsidiaries have and will have no Debt except for (a) the Obligations and the Supremex Obligations,
(b) the Debt evidenced by the Borrower Subordinated Notes, the Holdings Subordinated Guaranty and the Subsidiary Subordinated Guaranties, (c) the Debt of the Borrower evidenced by the Equipment Lease Facility Guaranty, (d) the Debt disclosed on the most recent balance sheets referred to in Schedule 7.2(a),
                                                                ---------------
(e) the Debt disclosed on Schedule 7.10 hereto and (f) Debt incurred after the
                          -------------
Third Restatement Date which is permitted in accordance with Section 9.1.
                                                             -----------

   Section 7.11 Taxes.  The Loan Parties have filed all tax returns (federal,
                -----
state and local) required to be filed, including all income, franchise, employment, Property and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges and other levies that are due and payable. Except as may be disclosed on Schedule 7.11
                                                                -------------
(as such Schedule may be supplemented in accordance with Section 13.26), the
                                                         -------------
Borrower is not aware of any pending investigation of any Loan Party or, immediately prior to the consummation of any Permitted Acquisition, any Prospective Loan Party or the seller in connection with such Permitted Acquisition, by any taxing authority or of any pending but unassessed tax liability of any Loan Party or, immediately prior to any Permitted Acquisition, any Prospective Loan Party or seller in connection with such Permitted Acquisition, other than with respect to (a) ad valorem or other real property taxes not in excess of $250,000 as to any such Person and (b) other taxes in an aggregate amount as to any such Person which could not, if an adverse determination is made with respect to such taxes, materially and adversely affect such Person, which (as to each of clauses (a) and (b) preceding) are
                                         -----------     ---
currently being contested in good faith by appropriate proceedings diligently conducted by or on behalf of such Person and as to which, if required by GAAP, such Person has established adequate reserves. No tax Liens have been, or, immediately prior to the consummation of any Permitted Acquisition, with respect to any Prospective Loan Party or the seller in connection with such Permitted Acquisition and except as may be disclosed on Schedule 7.11 (as such Schedule
                                              -------------
may be supplemented in accordance with Section 13.26), will have been as of the
                                       -------------
Acquisition Loans Funding Date, filed with respect to any Loan Party or such Prospective Loan Party or seller, respectively, and to the knowledge of the Loan Parties, except as disclosed on Schedule 7.11 (as such Schedule may be
                                     -------------
supplemented in accordance with Section 13.26), no claims are being, or,
                                -------------
immediately prior to the consummation of any Permitted Acquisition, with respect to any Prospective Loan Party or the seller in connection with such Permitted Acquisition, will be as of the Acquisition Loans Funding Date, asserted against any Loan Party or such Prospective Loan Party or seller, respectively, with respect to any taxes. Except as disclosed on Schedule 7.11 (as such Schedule
                                              -------------
may be supplemented in accordance with Section 13.26), as of the Third
                                       -------------
Restatement Date and as of each Acquisition Loans Funding Date, none of the U.S. income tax returns of the Loan Parties and the New Loan Parties are or will be under audit. The charges, accruals and reserves on the books of the Loan Parties in respect of taxes or other governmental charges are in accordance with GAAP.

   Section 7.12 Margin Securities.  None of the Loan Parties or any of their
                ------------------
respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

   Section 7.13 ERISA.  Neither any Loan Party nor any ERISA Affiliate
                -----
maintains or contributes to, or has any obligation under, any Pension Plan other than the Pension Plans identified on Schedule 7.13 (as such Schedule may be
                                     -------------
supplemented in accordance with Section 13.26).  Each Plan of each Loan Party is
                               --------------
in compliance in all material respects with all applicable provisions of ERISA and the Code. Neither a Reportable Event nor a Prohibited Transaction has occurred within the last 60 months with respect to any Plan. No notice of intent to terminate a Pension Plan has been filed, nor has any Pension Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Pension Plan, nor has the PBGC instituted any such proceedings. Neither any of the Loan Parties nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. Each Loan Party and each ERISA Affiliate have met their minimum funding requirements under ERISA and the Code with respect to all of their Plans subject to such requirements, and, as of the Third Restatement Date and each Acquisition Loans Funding Date except as specified on Schedule
                                                                    --------
7.13 (as such Schedule may be supplemented in accordance with Section 13.26),
----                                                          -------------
the present value of all vested benefits under each funded Plan (exclusive of any Multiemployer Plan) does not and will not exceed the fair market value of all such Plan assets allocable to such benefits, as determined on the most recent valuation date of such Plan and in accordance with ERISA. Neither any of the Loan Parties nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA. No litigation is pending or threatened concerning or involving any Plan. There are no unfunded or unreserved liabilities relating to any Plan that could, individually or in the aggregate, have a Material Adverse Effect if such Loan Party were required to fund or reserve such liability in full. As of the Third Restatement Date and each Acquisition Loans Funding Date, no funding waivers have been or will have been requested or granted under Section 412 of the Code with respect to any Plan. No unfunded or unreserved liability for benefits under any Plan or Plans (exclusive of any Multiemployer Plans) exceeds $1,500,000 with respect to any such Plan or $3,000,000 with respect to all such Plans in the aggregate as of the Third Restatement Date.

   Section 7.14 Disclosure.  No written statement, information, report,
                ----------
representation or warranty made by any Loan Party in any Loan Document or Related Transaction Document or furnished to the Agent or any Lender by any Loan Party in connection with the Loan Documents or the Related Transactions Documents or any transaction contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to any Loan Party which has had a Material Adverse Effect, and there is no fact known to any Loan Party which might in the future have a Material Adverse Effect, except as may have been disclosed in writing to the Agent and the Lenders.

   Section 7.15 Capitalization.
                --------------

   (a) On and as of the Third Restatement Date and on and as of each Acquisition Loans Funding Date, the authorized Capital Stock, the par value per share and the number of shares of each class of Capital Stock issued and outstanding with respect to each of the Loan Parties and the legal and beneficial owners of all of such Capital Stock (other than the Capital Stock of Holdings) are as specified on Schedule 7.15 (as such Schedule may be
                                 -------------
supplemented in accordance with Section 13.26).
                                -------------
   (b)   The Holdings Deferred Coupon Notes have been paid in full.

   (c) On and as of the Third Restatement Date, the aggregate outstanding principal amount of the Borrower Subordinated Notes is $85,000,000.

   (d) On and as of each Acquisition Loans Funding Date, with respect to Acquisition Loans to be used to finance any Permitted Acquisition of Capital Stock of a New Loan Party, the authorized Capital Stock, the par value per share and the number of shares of each class of Capital Stock issued and outstanding with respect to such New Loan Party and the legal and beneficial owners of all such Capital Stock shall be as disclosed to the Agent and the Lenders on a supplement to Schedule 7.15 to be delivered on or before the Acquisition Loans
              -------------
Funding Date.

   (e) On and as of the Third Restatement Date, the Borrower has no Subsidiaries other than Wisco, Pavey, Mail-Well West, Wisco II, GAC, Supremex Holdings, Supremex, Classic, Innova, Wisco III and MTRC, none of which are Unrestricted Subsidiaries, and Holdings has no Subsidiaries other than the Borrower and it Subsidiaries. On and as of each Acquisition Loans Funding Date, the Borrower will have no Subsidiaries other than the Subsidiaries referred to in the preceding sentence and any New Loan Parties acquired pursuant to a Permitted Acquisition.

   (f) All of the issued and outstanding Capital Stock of Holdings, the Borrower and their respective Subsidiaries has been, and, as of each Acquisition Loans Funding Date, will be, validly issued and is, and, as of each Acquisition Loans Funding Date, will be, fully paid and nonassessable. Except as described on Schedule 7.15 (as such Schedule may be supplemented in accordance with
   -------------
Section 13.26), there are no outstanding subscriptions, options, warrants, calls
-------------
or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, Capital Stock of (i) as of the Third Restatement Date, Holdings, and (ii) the Borrower or any of its Subsidiaries.

   Section 7.16 Agreements.   None of the Loan Parties is a party to any
                ----------
indenture, loan, credit agreement, stock purchase agreement or any lease or other agreement, document or instrument, or subject to any charter or corporate restriction, that could have a Material Adverse Effect. None of the Loan Parties is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, document or instrument binding on it or its Properties, except for instances of noncompliance that, individually or in the aggregate, could not have a Material Adverse Effect.

   Section 7.17 Compliance with Laws.  None of the Loan Parties is in violation
                --------------------
of any Governmental Requirement, except for instances of non-compliance that, individually or in the aggregate, could not have a Material Adverse Effect.

   Section 7.18 Investment Company Act.  None of the Loan Parties is an
                ----------------------
"investment company" within the meaning of the Investment Company Act of 1940, as amended.

   Section 7.19 Public Utility Holding Company Act.  None of the Loan Parties
                ----------------------------------
is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

   Section 7.20 Environmental Matters.
                ---------------------

   (a) Except for instances of noncompliance with or exceptions to any of the following representations and warranties that could not have, individually or in the aggregate, a Material Adverse Effect:

         (i) The Loan Parties and all of their respective Properties and operations are in full compliance with all Environmental Laws. The Loan Parties are not aware of, nor has any Loan Party received written notice of, any past, present or future conditions, events, activities, practices or incidents which may interfere with or prevent the compliance or continued compliance by any Loan Party with all Environmental Laws;

         (ii) The Loan Parties have obtained all Permits that are required under applicable Environmental Laws, and all such Permits are in good standing and all such Persons are in compliance with all of the terms and conditions thereof;

         (iii) No Hazardous Materials exist on, about or within or have been (to the knowledge of the Loan Parties) or are being used, generated, stored, transported, disposed of on or Released from any of the Properties of the Loan Parties except in compliance with applicable Environmental Laws. The use which the Loan Parties make and intend to make of their respective Properties will not result in the use, generation, storage, transportation, accumulation, disposal or Release of any Hazardous Material on, in or from any of their Properties except in compliance with applicable Environmental Laws;

         (iv) Neither the Loan Parties nor any of their respective currently or previously owned or leased Properties or operations is subject to any outstanding or, to the best knowledge of the Loan Parties, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (A) any failure to comply with Environmental Laws, (B) any Remedial Action, or (C) any Environmental Liabilities;

         (v) There are no conditions or circumstances associated with the currently or previously owned or leased Properties or operations of the Loan Parties that could reasonably be expected to give rise to any Environmental Liabilities or claims resulting in any Environmental Liabilities. None of the Loan Parties is subject to, or has received written notice of any claim from any Person alleging that any of the Loan Parties is or will be subject to, any Environmental Liabilities;

                (vi) None of the Properties of the Loan Parties is a treatment facility (except for the recycling of Hazardous Materials generated onsite and the treatment of liquid wastes subject to the Clean Water
        Act), storage facility (except for temporary storage of Hazardous Materials generated onsite prior to their disposal offsite) or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., regulations thereunder or any
                                ------
        comparable provision of state law. The Loan Parties and their Subsidiaries are compliance with all applicable financial responsibility requirements of all Environmental Laws; and

                (vii) None of the Loan Parties has failed to file any notice required under applicable Environmental Law reporting a Release.

        (b) No Lien arising under any Environmental Law that could have, individually or in the aggregate, a Material Adverse Effect has attached to any Property or revenues of any Loan Party.

        Section 7.2.1   Labor Disputes and Acts of God.  Neither the business
                        ------------------------------
nor the Properties of any Loan Party are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that is having or could have a Material Adverse Effect.

        Section 7.22    Bank Accounts.  As of the Third Restatement Date and
                        -------------
as of each Acquisition Loans Funding Date, Schedule 7.22 (as such Schedule may
                                           -------------
be supplemented in accordance with Section 13.26) sets forth the account numbers
                                   -------------
and location of all bank accounts (including lock box and special accounts) of the Loan Parties and the identity of the Loan Party that owns each of such accounts.

        Section 7.23    Outstanding Securities.  As of the Third Restatement
                        ----------------------
Date and as of each Acquisition Loans Funding Date, all outstanding securities (as defined in the Securities Act of 1933, as amended, or any successor thereto, and the rules and regulations of the Securities and Exchange Commission thereunder) of the Loan Parties have been or will have been, respectively, offered, issued, sold and delivered in compliance with all applicable Governmental Requirements (except for the offering and issuance of Capital Stock of Pavey, Supremex, Innova, Classic, GAC and the New Loan Parties as to which the Borrower makes no representation or warranty).

        Section 7.24    Subordination.  The Loans and all other Obligations of
                        -------------
the Borrower to the Agent and the Lenders under the Loan Documents constitute "Senior Indebtedness" of the Borrower (as such term is defined in the Borrower Indenture), and the holders thereof from time to time shall be entitled to all of the rights of a holder of "Senior Indebtedness" (as such term is defined in the Borrower Indenture) pursuant to the Borrower Indenture.

        Section 7.25    Related Transactions Documents.
                        ------------------------------

        (a) All representations and warranties made by the Loan Parties in the Related Transactions Documents and, to the knowledge of the Loan Parties after due inquiry, all representations and warranties made by all other Persons in the Related Transactions Documents, are (or will be, with respect to the Related Transactions Documents relating to the Permitted Acquisitions) true and correct in all material respects on and as of the Third Restatement Date and on and as of the Acquisition Loans Funding Date, with respect to the Permitted Acquisitions being consummated on such date. No rights of cancellation or rescission and, to the knowledge of the Loan Parties, no defaults or defenses exist (or will exist, with respect to the Related Transactions Documents relating to the Permitted Acquisitions then being consummated) with respect to any of the Related Transactions Documents. The Borrower has delivered (or will deliver, with respect to the Related Transactions Documents relating to the Permitted Acquisitions then being consummated) to the Agent complete and correct copies of all Related Transactions Documents, including all schedules and exhibits thereto. The Related Transactions Documents set forth the entire agreements and understandings of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby.

   (b) On and as of the Third Restatement Date and on and as of the Acquisition Loans Funding Date, with respect to the Permitted Acquisitions being consummated on such date, all conditions precedent to the Related Transactions pursuant to the Related Transactions Documents have been (or will be, with respect to the Related Transactions Documents relating to the Permitted Acquisitions then being consummated) fulfilled or (with the prior written consent of the Agent) waived, the Related Transactions Documents have not been (or will not be, with respect to the Related Transactions Documents relating to the Permitted Acquisitions then being consummated) amended or otherwise modified (except as permitted by this Agreement), and there has been (or will be, with respect to the Related Transactions Documents relating to the Permitted Acquisitions then being consummated) no breach of any material term or condition contained in the Related Transactions Documents. As of the Acquisition Loans Funding Date, the Borrower or other applicable Loan Party will have acquired and become the owner of all Property (including, without limitation, Capital Stock if applicable) contemplated to be acquired pursuant to the Permitted Acquisitions being consummated on such date, free and clear of any Liens, except Permitted Liens.

   (c) The fair market value of the assets being transferred by the Borrower and Wisco to Wisco III pursuant to the Reorganization Transaction does not exceed $28,000,000 as of the Third Restatement Date. All of such assets transferred pursuant to the Reorganization Transaction are being transferred expressly subject to the existing Liens in favor of the Agent for the benefit of the Agent and the Lenders, the Supremex Lenders and the Equipment Lease Facility Lenders securing the Obligations, the Supremex Obligations and the Secured Equipment Lease Facility Obligations, and Wisco III is, concurrently herewith, granting Liens on such assets transferred to it to the Agent for the benefit of the Agent and the Lenders, the Supremex Lenders and the Equipment Lease Facility Lenders as security for the Obligations, the Supremex Obligations and the Secured Equipment Lease Facility Obligations.

   Section 7.26 Solvency.  Each of Holdings, the Borrower and each of the
                --------
Subsidiaries of the Borrower, as separate corporate entities and on a consolidated basis, are Solvent, both before and after giving effect to the Loans and the Related Transactions.

   Section 7.27 Employee Matters.  Except as set forth on Schedule 7.27 (as
                -----------------                         -------------
such Schedule may be supplemented in accordance with Section 13.26), as of the
                                                     -------------
Third Restatement Date and as
of each Acquisition Loans Funding Date (a) none of the Loan Parties or, immediately prior to the Permitted Acquisition to be consummated on such Acquisition Loans Funding Date, Prospective Loan Parties or any of their respective Subsidiaries, or any of their respective employees, is subject to any collective bargaining agreement, and (b) no petition for certification or union election is pending with respect to the employees of any Loan Party or, immediately prior to the Permitted Acquisition to be consummated on such Acquisition Loans Funding Date, Prospective Loan Party or any of their respective Subsidiaries, and no union or collection bargaining unit has sought such certification or recognition with respect to the employees of any of the Loan Parties or, immediately prior to the Permitted Acquisition to be consummated on such Acquisition Loans Funding Date, Prospective Loan Parties or any of their respective Subsidiaries. There are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Loan Parties after due inquiry, threatened against, any of the Loan Parties or, immediately prior to each Permitted Acquisition, the Prospective Loan Parties to be acquired pursuant to such Permitted Acquisition or any of their respective Subsidiaries, or their respective employees which could have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 7.27 (as
                                                             -------------
such Schedule may be supplemented in accordance with Section 13.26), as of the
                                                     -------------
Third Restatement Date and as of each Acquisition Loans Funding Date, none of the Loan Parties, the Prospective Loan Parties to be acquired pursuant to such Permitted Acquisition or any of their Subsidiaries is subject to an employment contract.

   Section 7.28 Insurance.  Schedule 7.28 (as such Schedule may be supplemented
                ---------   -------------
in accordance with Section 13.26) sets forth a complete and accurate description
                   -------------
of all policies of insurance that are or will be in effect as of the Third Restatement Date and as of each Acquisition Loans Funding Date. To the extent such policies have not been replaced, no notice of cancellation has been received for such policies and the Borrower and its Subsidiaries are in compliance with all of the terms and conditions of such policies.

   Section  7.28 No Default under Second Restated Agreement and Supremex Credit
                 --------------------------------------------------------------
Agreement.   As of and immediately prior to the Third Restatement Date, no
---------
Default (as such term is defined in the Second Restated Agreement, this Agreement, the Original Supremex Credit Agreement and the Supremex Credit Agreement) has occurred and is continuing.

   Section  7.29 Common Enterprise.  Each of Holdings, the Borrower and the
                 -----------------
other Loan Parties is a member of an affiliated group with each other such Person and Holdings, the Borrower and their Subsidiaries, other than MTRC, are collectively engaged in a common enterprise with one another. Each of Holdings, the Borrower and the other Loan Parties has derived, and expects to continue to derive, substantial benefit (and may reasonably be expected to derive substantial benefit), directly and indirectly, from the Loans and Letters of Credit contemplated by this Agreement, both in its separate capacity and as a member of an affiliated and integrated group. Each of Holdings, the Borrower and the other Loan Parties will receive reasonably equivalent value in exchange for the Collateral and guaranty being provided by it as security for the payment and performance of the Obligations.

                                   ARTICLE 8

                             Affirmative Covenants
                             ---------------------

   Each of the Loan Parties which is now or hereafter a party to this Agreement hereby jointly and severally covenants and agrees that, as long as the Obligations or the Supremex Obligations or any part thereof are outstanding or any Lender or Supremex Lender has any Commitment hereunder or any Supremex Commitment under the Supremex Credit Agreement, respectively, or any Letter of Credit or letter of credit or bankers' acceptance remains outstanding hereunder or under the Supremex Credit Agreement, respectively, such Loan Party will perform and observe, or cause to be performed and observed, the following covenants:

  Section 8.1 Reporting Requirements.  The Borrower and Supremex will furnish
              ----------------------
to the Agent and the Supremex Agent and each Lender and Supremex Lender:

         (a) Annual Financial Statements.  Subject to Section 13.28, as soon as
             ---------------------------              -------------
available, and in any event within 90 days after the end of each fiscal year of the Borrower, beginning with the fiscal year ending December 31, 1996, (i) a copy of the annual audit report of the Borrower and its consolidated Subsidiaries as of the end of and for such fiscal year then ended containing, on a consolidated basis, balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by Deloitte & Touche LLP or other independent certified public accountants of recognized standing acceptable to the Agent and containing no qualification thereto except as may be reasonably acceptable to the Agent, to the effect that such financial statements have been prepared in accordance with GAAP and (ii) a certificate of such independent certified public accountants to the Agent (A) stating that to their knowledge no Default has occurred and is continuing or, if in their opinion a Default has occurred and is continuing, stating the nature thereof, and (B) confirming the calculations set forth in the officer's certificate delivered concurrently therewith;

         (b) Quarterly Financial Statements.  Subject to Section 13.28, as soon
             ------------------------------              -------------
as available, and in any event within 45 days after the end of each of the quarters of each fiscal year of the Borrower, beginning with the fiscal quarter ending September 30, 1996, a copy of (i) an unaudited financial report of the Borrower and its consolidated Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended containing, on a consolidated basis, balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by a Responsible Officer of the Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of the Borrower and its consolidated Subsidiaries, on a consolidated basis, at the date and for the periods indicated therein and (ii) management's financial reports comparing actual financial results for the period to the current budget for the period;

   (c)   Monthly Financial Statements.  Subject to Section 13.28, as soon as
         ----------------------------              -------------
available, and in any event within 30 days after the end of each calendar month, beginning with the calendar month ending September 30, 1996, a copy of (i) an unaudited financial report of the Borrower and its consolidated Subsidiaries as of the end of such calendar month and for the portion of the fiscal year then ended containing, on a consolidated basis, balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by a Responsible Officer of the Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of the Borrower and its consolidated Subsidiaries, on a consolidated basis, at the date and for the periods indicated therein and (ii) management's financial reports comparing actual financial results for the period to the current budget for the period;

   (d)   Certificate of No Default.  Concurrently with the delivery of each
         -------------------------
of the financial statements referred to in Sections 8.1(a), 8.1(b) and 8.1(c), a
                                           ---------------  ------     ------
certificate of a Responsible Officer of the Borrower and Supremex (i) stating that, to the best of such officer's knowledge, no Default or "Default" (as defined in the Supremex Credit Agreement) has occurred and is continuing with respect to this Agreement or the Supremex Credit Agreement, respectively, or, if such a Default or "Default" has occurred and is continuing, stating the nature thereof and the action that has been taken and is proposed to be taken with respect thereto, and (ii) showing (with respect to each certificate delivered concurrently with the delivery of each of the financial statements referred to in Section 8.1(a) or 8.1(b)) in reasonable detail the calculations demonstrating
   --------------    ------
compliance with Article 10;
                ----------

   (e)   Applicable Margin Certificate.  Concurrently with the delivery of
         -----------------------------
each of the financial statements referred to in Section 8.1(b), a certificate of
                                                --------------
a Responsible Officer of the Borrower showing in reasonable detail the calculation of the Applicable Margin as of the next Calculation Date;

   (f)   Budget.  As soon as available and in any event before the beginning
         ------
of each fiscal year of the Borrower, a copy of the budget of the Borrower and its Subsidiaries for such fiscal year (segregated by entity and quarter and setting forth all material assumptions);

   (g)   Management Letters.  Promptly upon any request therefor by the
         ------------------
Agent or the Supremex Agent, a copy of any management letter or written report submitted to any Loan Party or Supremex Loan Party by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects or Properties of any such Person;

   (h)   Notice of Litigation.  Promptly after the commencement thereof,
         --------------------
notice of all actions, suits and proceedings before any Governmental Authority or arbitrator affecting any Loan Party or Supremex Loan Party which, if determined adversely to any such Person, could have a Material Adverse Effect;

   (i)   Notice of Default.  As soon as possible and in any event
         -----------------
immediately upon any Loan Party's or Supremex Loan Party's knowledge of the occurrence of any Default or "Default" (as defined in the Supremex Credit Agreement), a written notice setting forth the details of such Default or "Default" and the action that the Loan Parties or Supremex Loan Parties have taken and propose to take with respect thereto;

   (j)   ERISA and Canadian Plan Reports.  Promptly after the filing or
         -------------------------------
receipt thereof, copies of all reports, including annual reports, and notices which any Loan Party or Supremex Loan Party or any of its ERISA Affiliates files with or receives from the PBGC or the U.S. Department of Labor under ERISA or the PBGF or a Canadian Pension Authority under Canadian Pension and Benefits Law; and as soon as possible and in any event within five days after any such Person knows or has reason to know that any Pension Plan or Canadian Pension Plan is insolvent, or that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or Multiemployer Plan, or that any material tax or penalty could become payable under Canadian Pension and Benefits Law with respect to any Canadian Plan, or that the PBGC, any Canadian Pension Authority, any Loan Party or Supremex Loan Party or any ERISA Affiliate has instituted or will institute proceedings under ERISA or Canadian Pension and Benefits Law to terminate or withdraw from or reorganize any Pension Plan or Canadian Pension Plan, a certificate of a Responsible Officer of the Borrower and Supremex setting forth the details as to such insolvency, withdrawal, Reportable Event, Prohibited Transaction, tax or penalty or termination and the action that the Loan Parties or Supremex Loan Parties have taken and propose to take with respect thereto;

   (k)   Reports to Other Creditors.  Promptly after the furnishing thereof,
         --------------------------
a copy of any statement or report furnished by any Loan Party or Supremex Loan Party to any other party pursuant to the terms of any indenture, loan, stock purchase or credit or similar agreement and not otherwise required to be furnished to the Agent or the Supremex Agent and the Lenders or the Supremex Lenders pursuant to any other subsection of this Section 8.1;
                                                 -----------

   (l)   Notice of Material Adverse Effect.  Within five Business Days after
         ---------------------------------
any Loan Party or Supremex Loan Party becomes aware thereof, written notice of any matter that could have a Material Adverse Effect;

   (m)   Proxy Statements, Etc.  As soon as available, one copy of each
         ----------------------
financial statement, report, notice or proxy statement sent by any Loan Party or Supremex Loan Party to its stockholders generally and one copy of each regular, periodic or special report, registration statement or prospectus filed by any Loan Party or Supremex Loan Party with any securities exchange or the Securities and Exchange Commission or any successor agency, and of all press releases and other statements made by any of the Loan Parties or Supremex Loan Parties to the public containing material developments in its business;

   (n)   Notice of New Properties and Subsidiaries.  Concurrently with the
         -----------------------------------------
delivery of each of the financial statements referred to in Sections 8.1(a),
                                                            ---------------
8.1(b) and 8.1(c), notice of
------     ------

(i) any real Property acquired or any lease of real Property which meets the criteria set forth in Section 5.4 or Section 5.4 of the Supremex Credit
                      -----------
Agreement entered into by the Borrower or any of its Subsidiaries as lessee,
(ii) any additional patents, copyrights and trademarks of a material nature, and any other Intellectual Property of a material nature of which the Agent or the Supremex Agent should be aware in order to ensure its Lien thereon, acquired by the Borrower or any of its Subsidiaries, and (iii) the creation or acquisition of any Subsidiary of Holdings or the Borrower after the Third Restatement Date and subsequent to the last delivery of such information and information concerning the Properties, assets and operations of Holdings and its Subsidiaries (other than the Borrower and its Subsidiaries) as the Agent or the Required Lenders may reasonably request and as may be reasonably obtainable;

   (o)   Appraisals.  From time to time if the Agent or the Supremex Agent
         ----------
determines that such appraisals are required to comply with applicable Governmental Requirements or to syndicate the Loans or the Supremex Loans, appraisals of the Mortgaged Properties reasonably satisfactory in form and substance to the Agent or the Supremex Agent, respectively (such appraisals to be at the expense of the Borrower);

   (p)   Insurance.  Within 60 days prior to the end of each fiscal year of
         ---------
the Borrower, a report in form and substance reasonably satisfactory to the Agent summarizing all material insurance coverage maintained by the Borrower and its Subsidiaries as of the date of such report and all material insurance coverage planned to be maintained by such Persons in the subsequent fiscal year;

   (q)   Plan Information.  From time to time, as reasonably requested by
         ----------------
the Agent or any Lender or the Supremex Lender, such books, records and other documents relating to the Mail-Well ESOP as the Agent or the Supremex Agent or any Lender or Supremex Lender shall specify; prior to any termination, partial termination or merger of a Pension Plan or Canadian Pension Plan covering employees of the Borrower, any Loan Party, any Supremex Loan Party or any ERISA Affiliate or the Mail-Well ESOP, or a transfer of assets of a Pension Plan or Canadian Pension Plan covering employees of the Borrower, any Loan Party, any Supremex Loan Party or any ERISA Affiliate or the Mail-Well ESOP, written notification thereof; promptly upon any Loan Party's or Supremex Loan Party's receipt thereof, a copy of any determination letter or advisory opinion regarding the Mail-Well ESOP received from any Governmental Authority and any amendment or modification to the Mail-Well ESOP as may be necessary as a condition to obtaining a favorable determination letter or advisory opinion; and promptly upon the occurrence thereof, written notification of any action requested by any Governmental Authority to be taken as a condition to any such determination letter or advisory opinion;

   (r)   Environmental Assessments and Notices.  Promptly after the receipt
         -------------------------------------
thereof, a copy of each environmental assessment (including any analysis relating thereto) prepared with respect to any real Property of any Loan Party or Supremex Loan Party and each notice sent by any Governmental Authority relating to any failure or alleged failure to comply with any material Environmental Law or any material liability with respect thereto;

         (s)    General Information.  Promptly, such other information
                -------------------
   concerning the Loan Parties and the Supremex Loan Parties and their respective Subsidiaries as the Agent or the Supremex Agent or any Lender or Supremex Lender may from time to time reasonably request; and

         (t)    Purchase Price Adjustment. Promptly from time to time upon the
                -------------------------
   request of the Agent (if and to the extent such information was not provided prior to the Third Restatement Date), a copy of each statement, report or other information prepared or required to be prepared (in accordance with the Acquisition Documents) or reasonably requested by the Agent or the Supremex Agent to be prepared with respect to or in connection with the determination of the purchase price paid or payable (whether in the form of cash, property, liabilities assumed or other consideration) in connection with such Acquisition or any adjustment to such purchase price.

   Section 8.2  Maintenance of Existence; Conduct of Business.  Each of the
                ---------------------------------------------
Loan Parties (other than Holdings) and the Supremex Loan Parties (other than Holdings) will, and will cause each of its Subsidiaries to, preserve and maintain its corporate or other entity existence (except for mergers of Subsidiaries permitted by Section 9.3) and all of its material leases,
                          -----------
privileges, licenses, Permits, franchises, qualifications and rights that are necessary in the ordinary conduct of its business. Each of the Loan Parties (other than Holdings) and the Supremex Loan Parties (other than Holdings) will, and will cause each of its Subsidiaries to, conduct its business in an orderly and efficient manner in accordance with good business practices.

   Section 8.3  Maintenance of Properties.  Each of the Loan Parties (other
                -------------------------
than Holdings) and the Supremex Loan Parties (other than Holdings) will, and will cause each of its Subsidiaries to, maintain, keep and preserve all of its Properties necessary in the proper conduct of its business in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals, replacements, betterments and improvements thereof.

   Section 8.4  Taxes and Claims.  Each of the Loan Parties (other than
                ----------------
Holdings) and the Supremex Loan Parties (other than Holdings) will, and will cause each of its Subsidiaries to, pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property; provided, however, that neither any such
                                        --------  -------
Loan Party nor any of its Subsidiaries and neither any Supremex Loan Party nor any of its Subsidiaries shall be required to pay or discharge any tax, levy, assessment or governmental charge or claim for labor, material or supplies whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP.

   Section 8.5  Insurance.  Each of the Loan Parties and the Supremex Loan
                ---------
Parties will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by responsible corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations. Such insurance shall be written by financially responsible companies selected by the Borrower and having an A.M. Best Rating of "A-" or better and being in a financial size category of "VI" or larger, or by other companies reasonably acceptable to the Required Lenders. Each policy referred to in this Section 8.5 shall name the Agent (for the benefit of itself and the
        -----------
Lenders) or, with respect to any such policy of Supremex or any of its Subsidiaries, the Supremex Agent (for the benefit of itself and the Supremex Lenders) as loss payee (with respect to casualty insurance policies) and additional insured (with respect to liability insurance policies) and shall provide that it will not be canceled, amended or reduced except after not less than 15 days' prior written notice to the Agent and shall also provide that the interests of the Agent and the Lenders shall not be invalidated by any act or negligence of any Loan Party or Supremex Loan Party or any of its Subsidiaries. The Borrower will advise the Agent promptly of any policy cancellation, reduction or amendment.

   (b) The Loan Parties (other than Holdings) will cause each Insurance Recovery (other than any portion of an Insurance Recovery payable to a landlord to repair or replace Property leased by any such Loan Party or any of its Subsidiaries) to be deposited promptly with the Agent as security for the Obligations. If no Event of Default or payment Default shall have occurred and be continuing, such Loan Parties may use each such Insurance Recovery to repair, restore or replace the Property that was the subject of such Insurance Recovery. An Insurance Recovery will only be released to such Loan Parties pursuant to this Section 8.5(b) upon delivery by the Borrower to the Agent of evidence
     --------------
reasonably satisfactory to the Agent of the expenditure of amounts in repair, restoration or replacement of the Property that was the subject of the Insurance Recovery or the purchase of other, similar Property for use in such Loan Party's or its Subsidiary's (as applicable) business. The Borrower will promptly pay all Excess Insurance Proceeds to the Agent for application against the Obligations in accordance with Section 2.7(b). This Section 8.5(b) shall not
                               --------------        --------------
apply to any Insurance Recovery payable to an Unrestricted Subsidiary with respect to Property of such Unrestricted Subsidiary.

   (c) The Supremex Loan Parties (other than Holdings) will cause each "Insurance Recovery" (as defined in the Supremex Credit Agreement) (other than any portion of such an "Insurance Recovery" payable to a landlord to repair or replace Property leased by Supremex or any of its Subsidiaries) to be deposited promptly with the Supremex Agent as security for the Supremex Obligations. If no "Event of Default" (as defined in the Supremex Credit Agreement) or payment "Default" (as defined in the Supremex Credit Agreement) shall have occurred and be continuing, Supremex may use each such "Insurance Recovery" to repair, restore or replace the Property that was the subject of such "Insurance Recovery". An "Insurance Recovery" will only be released to Supremex pursuant to this Section 8.5(c) upon delivery by Supremex to the Supremex Agent of
        --------------
evidence reasonably satisfactory to the Supremex Agent of the expenditure of amounts in repair, restoration or replacement of the Property that was the subject of the "Insurance Recovery" or the purchase of other, similar Property for use in Supremex's or its Subsidiary's (as applicable) business. Supremex will promptly pay all "Excess Insurance Proceeds" (as defined in the Supremex Credit Agreement) to the Supremex Agent for application against the Supremex Obligations in accordance with Section 2.7(b) of the Supremex Credit Agreement. This Section 8.5(c) shall not apply to any "Insurance Recovery" payable to an
     --------------
Unrestricted Subsidiary with respect to Property of such Unrestricted
Subsidiary.

   (d)   If a Default shall have occurred and be continuing, the Loan
Parties (other than Holdings) will cause all proceeds of insurance paid on account of the loss of or damage to any Property of any such Loan Party or any of its Subsidiaries and all awards of compensation for any Property of any such Loan Party or any of its Subsidiaries taken by condemnation or eminent domain to be paid directly to the Agent to be applied against or held as security for the Obligations, at the election of the Agent and the Required Lenders.

   (e) If a "Default" (as defined in the Supremex Credit Agreement) shall have occurred and be continuing, Supremex will cause all proceeds of insurance paid on account of the loss of or damage to any Property of Supremex or any of its Subsidiaries and all awards of compensation for any Property of Supremex or any of its Subsidiaries taken by condemnation or eminent domain to be paid directly to the Supremex Agent to be applied against or held as security for the Supremex Obligations, at the election of the Supremex Agent and the Supremex Required Lenders.

   Section 8.6  Inspection Rights.  Each of the Loan Parties (other than
                -----------------
Holdings) and the Supremex Loan Parties (other than Holdings) will, and will cause each of its Subsidiaries and the Mail-Well ESOP to, permit representatives and agents of the Agent and the Supremex Agent and each Lender and Supremex Lender, during normal business hours and upon reasonable notice to the Borrower, to examine, copy and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations and financial condition with its officers and independent certified public accountants. Such Loan Parties and Supremex Loan Parties will authorize, and will cause the Mail-Well ESOP to authorize, their accountants in writing (with a copy to the Agent and the Supremex Agent) to comply with this Section 8.6. The Agent and the
                                            -----------
Supremex Agent or its representatives may, at any time and from time to time at the Borrower's expense, conduct field exams for any purposes as the Agent may reasonably request.

   Section 8.7  Keeping Books and Records.  Each of the Loan Parties (other
                -------------------------
than Holdings) and the Supremex Loan Parties (other than Holdings) will, and will cause each of its Subsidiaries and the Mail-Well ESOP to, maintain appropriate books of record and account in accordance with GAAP consistently applied in which true, full and correct entries will be made of all their respective dealings and business affairs. If any changes in accounting principles from those used in the preparation of the financial statements referenced in Section 8.1 are hereafter required or permitted by GAAP and are
              -----------
adopted by the Borrower or any of its Subsidiaries with the concurrence of its independent certified public accountants and such changes in GAAP result in a change in the method of calculation or the interpretation of any of the financial covenants, standards or terms found in Section 8.1 or Article 10 or
                                                 -----------    ----------
any other provision of this Agreement, such Loan Parties and Supremex Loan Parties and the Required Lenders and the Supremex Required Lenders agree to amend any such affected terms and provisions so as to reflect such changes in GAAP with the result that the criteria for evaluating the Borrower's or such Subsidiaries' financial condition shall be the same after such changes in GAAP as if such changes in GAAP had not been made; provided that, until any necessary
                                              --------
amendments have been made, the certificate required to be delivered under

Section 8.1(d) hereof demonstrating compliance with Article 10 shall include
--------------                                      ----------
calculations setting forth the adjustments from the relevant items as shown in the current financial statements based on the changes to GAAP to the corresponding items based on GAAP as used in the financial statements referenced in Section
   -------

7.2(a) or Section 7.2(a) of the Supremex Credit Agreement (as applicable), in
------
order to demonstrate how such financial covenant compliance was derived from the current financial statements.

   Section 8.8  Compliance with Laws.  Each of the Loan Parties and the
                --------------------
Supremex Loan Parties will, and will cause each of its Subsidiaries to, comply with all applicable Governmental Requirements, except for instances of noncompliance that could not have, individually or in the aggregate, a Material Adverse Effect.

   Section 8.9  Compliance with Agreements. Each of the Loan Parties and the
                --------------------------
Supremex Loan Parties will comply with all terms and provisions of the Borrower Indenture which are intended to benefit the holders of any "Senior Indebtedness" (as such term is defined in the Borrower Indenture), including, without limitation, the terms and provisions of Article Fourteen of the Borrower Indenture. Without limiting the generality of the foregoing, the Borrower will, and will use its reasonable efforts to cause the trustee under the Borrower Indenture to, give all notices required to be given by the Borrower or such trustee to the Agent in accordance with the Borrower Indenture as and when such notices are required thereunder.

   Section 8.10 Further Assurances.  Each of the Loan Parties and the Supremex
                ------------------
Loan Parties will, and will cause each of its Subsidiaries to, execute and deliver such further agreements, documents and instruments and take such further action as may be requested by the Agent or the Supremex Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and of the Supremex Credit Agreement and the other Supremex Loan Documents, to evidence the Obligations and the Supremex Obligations and to create, preserve, maintain and perfect the Liens of the Agent and the Supremex Agent for the benefit of itself and the Lenders and the Supremex Lenders in and to the Collateral and the "Collateral" (as defined in the Supremex Credit Agreement) and the required priority of such Liens.

   Section 8.11 ERISA.  Each of the Loan Parties and the Supremex Loan Parties
                -----
will, and will cause each of its ERISA Affiliates to, comply with all minimum funding requirements and all other material requirements of ERISA and Canadian Pension and Benefits Law, if applicable, so as not to give rise to any liability thereunder.

   Section 8.12 Interest Rate Protection Agreements.  The Borrower shall, until
                -----------------------------------
June 30, 1999, maintain in full force and effect one or more Interest Rate Protection Agreements reasonably satisfactory to the Agent with one or more of the Lenders or with one or more other counterparties rated as specified in
Section 9.1(g) and otherwise reasonably acceptable to the Agent that enable the
--------------
Borrower to fix or place a limit upon the rate of interest payable with respect to not less than 50% of the aggregate principal amount of the Term Loans outstanding from time to time. Supremex shall, until June 30, 1999, maintain in full force and effect one or more Interest Rate Protection Agreements reasonably satisfactory to the Supremex Agent with one or more of the Supremex Lenders or with one or more other counterparties rated as specified in Section 9.1(g) and
                                                            --------------
otherwise reasonably acceptable to the Supremex Agent that enable Supremex (i) fix or place a limit upon the rate of interest payable, and/or (ii) mitigate the risk of fluctuations in the currency exchange rate between Cdn. Dollars and Dollars, with respect to not less than 50% of the aggregate principal amount of the Supremex Term Loans outstanding from time to time.

   Section 8.13 Concentration Accounts.  Each of the Loan Parties and its
                ----------------------
Subsidiaries (other than Supremex and its Subsidiaries and other than Unrestricted Subsidiaries) and, if and to the extent required by the Supremex Agent, Supremex and its Subsidiaries, will ensure, and will cause each of such Subsidiaries to ensure, that all proceeds of all Collateral and "Collateral" (as defined in the Supremex Credit Agreement), including, without limitation, proceeds of sales of accounts by the Borrower and its Subsidiaries, are deposited directly, as received, into a Concentration Account. Each of the Loan Parties (other than the Supremex Loan Parties) and, if and to the extent required by the Supremex Agent, the Supremex Loan Parties will maintain in effect, and will cause each of its Subsidiaries to maintain in effect, an agreement governing each of its Concentration Accounts in the form approved by the Agent in accordance with Section 6.1(dd) or the Supremex Agent in accordance
                             ---------------
with Section 6.1(dd) of the Supremex Credit Agreement (as applicable) or a similar agreement in form and substance satisfactory to the Agent or the Supremex Agent, respectively, with a depository bank satisfactory to the Agent or the Supremex Agent, respectively.

   Section 8.14 Indemnifications under Acquisition Documents.   In the event
                --------------------------------------------
that, after the occurrence and during the continuation of an Event of Default or an "Event of Default" (as defined in the Supremex Credit Agreement), Holdings, the Borrower, Supremex or any of their Subsidiaries is or becomes aware of any material right or claim (or probable right or claim) of indemnification in favor of it arising under any of the Acquisition Documents which it does not intend to pursue within reasonable promptness after it has become aware thereof, then (a) the Borrower will promptly notify the Agent or the Supremex Agent and the Lenders and the Supremex Lenders of such fact and the basis of such right or claim in reasonable detail and (b) upon the request of the Agent or the Supremex Agent or the Required Lenders or the Supremex Required Lenders, the Borrower or Supremex (as applicable) will execute and deliver or cause Holdings or its Subsidiary to execute and deliver (as applicable) a power of attorney in form and substance reasonably satisfactory to the Agent and the Supremex Agent pursuant to which the Agent and the Supremex Agent may, in the name of Holdings, the Borrower or any of its Subsidiaries (as applicable), take all actions that may be necessary or appropriate to diligently pursue such right or claim.

   Section 8.15 Ownership of Subsidiaries.   Holdings shall at all times own all
                -------------------------
issued and outstanding shares of Capital Stock of the Borrower, and, except as may result from a merger or consolidation expressly permitted by Section 9.3 or
                                                                 -----------
as may occur as a result of prudent tax planning, each of the Borrower and each of its Subsidiaries shall at all times own the same percentage of each class of the Capital Stock of each of its Subsidiaries as is owned by it as of the Third Restatement Date (with respect to each Subsidiary existing as of the Third Restatement Date) or as of the applicable Acquisition Loans Funding Date (with respect to each Subsidiary acquired pursuant to a Permitted Acquisition), in each case as disclosed on Schedule 7.15 (as such schedule may be supplemented in
                          -------------
accordance with Section 13.26); provided, however, that (a) Supremex may acquire
                -------------   --------  -------
additional shares of Capital Stock of Classic in accordance with the terms and conditions of this Agreement, (b) any change in ownership of any Subsidiary of the Borrower that may occur as a result of tax planning (i) must result in the Borrower or a Wholly-Owned Subsidiary of the Borrower owning the same percentage of each class of the Capital Stock of such Subsidiary as is owned by the Borrower and its Subsidiaries as of the Third Restatement Date (with respect to such Subsidiary which is existing as of the Third Restatement Date) or as of the applicable Acquisition Loans Funding Date (with respect to such Subsidiary acquired pursuant to a Permitted Acquisition), (ii) if such change results (in whole or in part) from the transfer of Capital Stock, must involve a transfer of Capital Stock that is expressly subject to the existing Liens in favor of the Agent for the benefit of the Agent and the Lenders, the Supremex Lenders and the Equipment Lease Facility Lenders as security for the Obligations, the Supremex Obligations and the Secured Equipment Lease Facility Obligations, (iii) if such change results (in whole or in part) from the issuance of any Capital Stock, the owner(s) of such Capital Stock shall grant to the Agent for the benefit of the Agent and the Lenders, the Supremex Lenders and the Equipment Lease Facility Lenders a perfected, first priority Lien in and to such Capital Stock as security for the Obligations, the Supremex Obligations and the Secured Equipment Lease Facility Obligations, (iv) is not permitted pursuant to this Section 8.15 unless the Borrower shall have given the
                           ------------
Agent at least 30 days prior written notice of such proposed change in ownership and such change in ownership could not materially adversely affect the Agent, the Lenders, the Supremex Lenders or the Equipment Lease Facility Lenders, and
(v) is not permitted pursuant to this Section 8.15 if a Default has occurred and
                                      ------------
is continuing at the time of such proposed change in ownership or would result therefrom.

                                   ARTICLE 9

                               Negative Covenants
                               ------------------

   Each of the Loan Parties which is now or hereafter a party to this Agreement jointly and severally covenants and agrees that, as long as the Obligations or the Supremex Obligations or any part thereof are outstanding or any Lender or Supremex Lender has any Commitment hereunder or any Supremex Commitment under the Supremex Credit Agreement, respectively, or any Letter of Credit or letter of credit or bankers' acceptance remains outstanding hereunder or under the Supremex Credit Agreement, respectively, such Loan Party will perform and observe, or cause to be performed and observed, the following covenants:

   Section 9.1  Debt.  Each of the Loan Parties (other than Holdings) and
                ----
Supremex Loan Parties (other than Holdings) will not, and will not permit any of its Subsidiaries (other than Unrestricted Subsidiaries) to, incur, create, assume or permit to exist any Debt, except:

           (a) Debt of the Borrower and its Subsidiaries to the Lenders pursuant to the Loan Documents, Debt of the Borrower and its Subsidiaries and Supremex and its Subsidiaries to the Supremex Lenders pursuant to the Supremex Loan Documents and Debt of the Borrower to the Equipment Lease Facility Lenders pursuant to the Equipment Lease Facility Guaranty;

           (b)  Existing Debt described on Schedule 7.10 hereto and renewals,
                                           -------------
   extensions or refinancings of such Debt which do not increase the outstanding principal amount of such Debt and the terms and provisions of which are not materially more onerous than the terms and conditions of such Debt on the Third Restatement Date;

           (c) Purchase money Debt secured by purchase money Liens, which Debt and Liens are permitted under and meet all of the requirements of clause (g)
                                                                     ----------
   of the definition of Permitted Liens contained in Section 1.1;
                                                     -----------

         (d) Debt of the Borrower evidenced by the Borrower Subordinated Notes and Debt of Pavey, Wisco, Wisco II, Mail-Well West and Wisco III evidenced by the Subsidiary Subordinated Guaranties, provided that the
                                                        --------
   obligations of Pavey, Wisco, Wisco II, Mail-Well West and Wisco III with respect to such guaranties shall be subordinated to the payment of the Obligations and such Subsidiaries' obligations under the Subsidiary Guaranties to the same extent that the Borrower's obligations under the Borrower Subordinated Notes are subordinated to the payment of the Obligations;

         (e) Intercompany Debt between or among the Borrower and any of its Wholly-Owned Subsidiaries (other than an Unrestricted Subsidiary) incurred in the ordinary course of business consistent with prudent business practices; provided, however, that any and all of the Debt permitted pursuant to this
   --------  -------
   Section 9.1(e) shall be unsecured, shall be evidenced by instruments
   --------------
   satisfactory to the Agent which will be pledged to the Agent for the benefit of the Agent and the Lenders, the Supremex Lenders and the Equipment Lease Facility Lenders and shall be subordinated to the Obligations, the Supremex Obligations and the Equipment Lease Facility Obligations pursuant to a subordination agreement in form and substance satisfactory to the Agent;

         (f) Intercompany Debt between or among the Borrower and any of its non-Wholly-Owned Subsidiaries (other than an Unrestricted Subsidiary) incurred in the ordinary course of business consistent with prudent business practices, subject to each of the following requirements: (i) the aggregate principal amount of all loans made by the Borrower or Supremex to its non-Wholly-Owned Subsidiaries and outstanding at any time shall not exceed $5,000,000, and (ii) any and all of the Debt permitted pursuant to this
   Section 9.1(f) shall be unsecured, shall be evidenced by instruments
   --------------
   satisfactory to the Agent which will be pledged to the Agent for the benefit of the Agent, the Lenders, the Supremex Lenders and the Equipment Lease Facility Lenders and shall be subordinated to the Obligations, the Supremex Obligations and the Equipment Lease Facility Obligations pursuant to a subordination agreement in form and substance satisfactory to the Agent;

         (g)    Debt under Interest Rate Protection Agreements required by
   Section 8.12, provided that each counterparty shall be rated in one of the
   ------------  --------
   two highest rating categories of Standard and Poors Corporation or Moody's Investors Service, Inc.;

         (h) Debt of the Borrower consisting of a loan from a third party for the purpose of making a loan to the Mail-Well ESOP or of a guaranty of any such loan made by a third party in order to allow the Mail-Well ESOP to repurchase Holdings Common Stock from exiting employees pursuant to the requirements of Section 409(h) of ERISA or to purchase additional Holdings Common Stock, in either case in order to keep its stock ownership percentage in Holdings at substantially the same level existing on the date of the funding of the Additional ESOP Loans (as defined in the Second Restated Agreement) after giving effect to the purchase of the Holdings Common Stock by the Mail-Well ESOP with the proceeds of the Fourth Mail-Well ESOP Loan (as defined in the Second Restated Agreement), which Debt shall not exceed at any time an outstanding principal amount equal to the positive remainder (if any) of (i) $5,250,000 minus (ii) the sum of the outstanding
                     -----
   principal balance of any loan made to the Mail-Well ESOP for such purpose (other than the First Mail-Well ESOP Loan (as defined in the Second Restated Agreement), the Third Mail-Well ESOP Loan (as defined in the Second Restated Agreement) and the Fourth Mail-Well ESOP Loan (as defined in the Second Restated Agreement) but including any loan made by the Borrower under this
   Section 9.1(h) or Section 9.4(e)) plus the outstanding principal balance of
   --------------    --------------
   any loan made to the Mail-Well ESOP for such purpose and Guaranteed by the Borrower under this Section 9.1(h) or Section 9.4(e);
                       --------------    --------------
         (i)    Subject to the limitations set forth in Section 9.4(g),
                                                        --------------
   liabilities of the Borrower to purchase shares of Holdings Common Stock from employees of the Borrower or its Subsidiaries upon the termination of the employment of such employees;

         (j) Unsecured Debt of the Borrower and its Subsidiaries in an aggregate principal amount not to exceed $12,000,000 at any time outstanding; provided, however, that such unsecured Debt of Supremex shall not exceed Cdn.
   --------  -------
   $4,000,000 in aggregate principal amount at any time outstanding; and

         (k) Liabilities of the Borrower in respect of unfunded vested benefits under any Plan and liabilities of Supremex in respect of unfunded vested benefits under any Canadian Plan if and to the extent that the existence of such liabilities will not constitute, cause or result in a Default.

   Section 9.2  Limitation on Liens .  Each of the Loan Parties (other than
                --------------------
Holdings) and the Supremex Loan Parties (other than Holdings) will not, and will not permit any of its Subsidiaries (other than Unrestricted Subsidiaries) to, incur, create, assume or permit to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, except Permitted Liens. With respect to the Capital Stock of Supremex Holdings, Supremex and Classic (or portion thereof, as applicable) which is not required to be pledged as security for the Obligations, the Loan Parties and Supremex Loan Parties will, if requested by the Agent, cause an appropriate legend, in form and substance satisfactory to the Agent, to be placed on the stock certificates evidencing such Capital Stock which shall evidence the Lien prohibitions contained in this
Section 9.2.
-----------

   Section 9.3  Mergers, Etc . Each of the Loan Parties (other than Holdings)
                -------------
and Supremex Loan Parties (other than Holdings) will not, and will not permit any of its Subsidiaries to, become a party to a merger or consolidation, or wind-up, dissolve or liquidate itself; provided, that so long as no Default or
                                       --------
"Default" (as defined in the Supremex Credit Agreement) exists at such time or would result therefrom (a) any of the Borrower's Subsidiaries, other than Supremex or a Subsidiary of Supremex, may merge or consolidate with any of its other Subsidiaries, other than Supremex or a Subsidiary of Supremex, if a Wholly-Owned Subsidiary of the Borrower, other than an Unrestricted Subsidiary and other than MTRC, is the surviving or resulting entity and if such surviving or resulting corporation is incorporated in a state of the U.S. unless each of the parties to such merger or consolidation is not incorporated in a state of the U.S., (b) any of the Borrower's Subsidiaries, other than Supremex or a Subsidiary of Supremex, may merge with the Borrower so long as the Borrower is the surviving entity, (c) any of Supremex's Subsidiaries may amalgamate, merge or consolidate with any of its other Subsidiaries so long as a Wholly-Owned Subsidiary of

Supremex is the surviving or resulting entity, and (d) any of Supremex's Subsidiaries may merge with Supremex so long as Supremex is the surviving entity. Each of the Loan Parties and the Supremex Loan Parties will not, and will not permit any of its Subsidiaries to, purchase or acquire all or a substantial part of the business or Properties of any Person if such purchase or acquisition (i) could reasonably be expected to cause or result in the occurrence of a Default or a "Default" (as defined in the Supremex Credit Agreement) or (ii) could reasonably be expected to have a material adverse effect upon the financial position or performance of the Borrower or Supremex. The Borrower will not, and will not permit any of its Subsidiaries (other than Supremex and its Subsidiaries) to, make or consummate any Future Acquisition except for Permitted Acquisitions. In addition, Supremex will not, and will not permit any of its Subsidiaries to, make or consummate any Future Acquisitions except for the PNG Acquisition and Future Acquisitions, exclusive of the PNG Acquisition, which do not exceed Cdn. $10,000,000, whether in the form of cash, property, liabilities assumed (exclusive of current accruals and trade payables incurred in the ordinary course of business to the extent that the aggregate amount of such accruals and payables assumed does not exceed the aggregate amount of accounts receivable and other current assets acquired) or other consideration, subsequent to the Second Restatement Date if (but only if) each of such Future Acquisitions is approved by the Supremex Required Lenders prior to the consummation thereof.

   Section 9.4  Restricted Payments.  Each of the Loan Parties (other than
                -------------------
Holdings) and the Supremex Loan Parties (other than Holdings) will not, and will not permit any of its Subsidiaries (other than Unrestricted Subsidiaries) to, make any Restricted Payments, except:

         (a) Subject to the subordination provisions relating thereto, the Borrower may make regularly scheduled payments of interest on the Borrower Subordinated Notes;

         (b) The Borrower may declare and pay dividends to Holdings to allow Holdings to pay Holdings' operating and administrative expenses, including, without limitation, directors' fees, legal and audit expenses, SEC compliance expenses and corporate franchise and other taxes, in an aggregate amount (A) exclusive of expenses directly relating to the initial public offering of Holdings, in any fiscal year of the Borrower not to exceed the lesser of (1) $250,000 or (2) the amount actually expended for such operating and administrative expenses or (B) with respect to expenses directly relating to the initial public offering of Holdings, not to exceed $1,000,000, all of which expenses shall be evidenced by supporting information in detail satisfactory to the Agent;

         (c) The Borrower and its Subsidiaries may make tax payments to Holdings pursuant to the Tax Sharing Agreement if and to the extent that all such payments are promptly paid by Holdings to the appropriate Governmental Authority to whom such payments are owed; provided that in no event shall
                                             --------
   such payments be greater than the lesser of (i) the amounts that would be payable by the Borrower and its Subsidiaries if there were no Tax Sharing Agreement in respect of the type of taxes covered by the Tax Sharing Agreement or (ii) the amounts actually paid by Holdings in respect of such taxes;

         (d) (i) The Subsidiaries of the Borrower may make Restricted Payments to the Borrower, (ii) the Subsidiaries of the Borrower other than Supremex and the Subsidiaries of

   Supremex may make Restricted Payments to Wholly-Owned Subsidiaries of the Borrower other than Supremex and the Subsidiaries of Supremex, Unrestricted Subsidiaries of the Borrower and MTRC, and (iii) the Subsidiaries of Supremex may make Restricted Payments to Supremex or Wholly-Owned Subsidiaries of Supremex other than Unrestricted Subsidiaries of Supremex, provided, however,
                                                              --------  -------
   that (A) with respect to clauses (ii) and (iii) preceding, such Restricted
                            ------------     -----
   Payments may be made to Wholly-Owned Subsidiaries of the Borrower or to Wholly-Owned Subsidiaries of Supremex, respectively, only if and to the extent that the transferor of such Restricted Payment is Solvent both before and after giving effect to such Restricted Payment, and (B) with respect to clause (ii) preceding, no such Restricted Payments may be made by a Wholly-
   -----------
   Owned Subsidiary incorporated in a state of the U.S. to a Wholly-Owned Subsidiary not incorporated in a state of the U.S.;

         (e) The Borrower (i) may make the Mail-Well ESOP Loans to the Mail-Well ESOP, (ii) may make additional loans to the Mail-Well ESOP to the extent necessary to allow the Mail-Well ESOP to repurchase Holdings Common Stock from exiting employees pursuant to the requirements of Section 409(h) of ERISA or to purchase additional Holdings Common Stock, in either case in order to keep its stock ownership percentage in Holdings at substantially the same level existing on the date of the funding of the Additional ESOP Loans (as defined in the Second Restated Agreement) after giving effect to the purchase of the Holdings Common Stock by the Mail-Well ESOP with the proceeds of the Fourth Mail-Well ESOP Loan (as defined in the Second Restated Agreement), which Restricted Payment shall not exceed at any time an outstanding principal amount equal to the positive remainder (if any) of (x) $5,250,000 minus (y) the sum of the outstanding principal balance of the
              -----
   Loans plus the outstanding principal balance of any loan made to the Mail-
         ----
   Well ESOP for such purpose (other than the First Mail-Well ESOP Loan (as defined in the Second Restated Agreement), the Third Mail-Well ESOP Loan (as defined in the Second Restated Agreement) and the Fourth Mail-Well ESOP Loan (as defined in the Second Restated Agreement) but including any loan made by the Borrower under this Section 9.4(e) or Section 9.1(h)) plus the
                           --------------    --------------- ----
   outstanding principal balance of any loan made to the Mail-Well ESOP for such purpose and Guaranteed by the Borrower under this Section 9.4(e) or Section
                                                     --------------    -------
   9.1(h);
   ------

         (f) Contributions by the Borrower to the Mail-Well ESOP on behalf of the employees of the Borrower or its Subsidiaries in an aggregate amount (i) not to exceed the aggregate amount of principal and accrued interest then paid (or then being paid) by the Mail-Well ESOP to the Borrower with respect to the Mail-Well ESOP Loans and (ii) during fiscal years 1997 through 2000, not to exceed ten percent of payroll expenses during such fiscal year attributable to employees of the Borrower and its Subsidiaries who are eligible to participate in the Mail-Well ESOP;

         (g) Purchases by the Borrower of shares of Holdings Common Stock from employees of the Borrower or its Subsidiaries upon the termination of the employment of such employees, provided that the amount paid therefor
                                     --------
   shall not exceed the fair market value of such shares to be purchased and shall not exceed $1,000,000 in the aggregate during any fiscal year and the Borrower shall grant to the Agent, for the benefit of the Agent and the Lenders, a Lien on all of such shares purchased by the Borrower as security for the

   Obligations pursuant to a pledge agreement in form and substance reasonably satisfactory to the Agent;

         (h) The Borrower may, on or after April 30, 1997, make Restricted Payments from Excess Cash Flow retained by the Borrower after making the prepayment with respect to such Excess Cash Flow required under Section
                                                                   -------
   2.7(a) on the date specified in such section and after giving effect to any
   ------
   and all loans, Investments or Capital Expenditures made as a result of such Excess Cash Flow, provided that such Restricted Payments shall not exceed
                     --------
   $12,000,000 in the aggregate during any fiscal year; and

         (i) Supremex may, on or after April 30, 1997, make Restricted Payments from "Excess Cash Flow" (as defined in the Supremex Credit Agreement) retained by Supremex after making the prepayment with respect to such "Excess Cash Flow" required under Section 2.7(a) of the Supremex Credit Agreement on the date specified in such section and after giving effect to any and all loans, Investments or Capital Expenditures made as a result of such "Excess Cash Flow", provided that such Restricted Payments shall not
                            --------
   exceed Cdn. $4,000,000 in the aggregate during any fiscal year;

provided, however, that no Restricted Payments may be made pursuant to clauses
--------  -------                                                      -------
(a), (b), (e), (g),  (h) or (i) preceding if a Default exists at the time of
---  ---  ---  ---   ---   ----
such proposed Restricted Payment or would result therefrom and no Restricted Payments may be made, other than pursuant to clause (c) or, to the extent
                                             ----------
payable to the Borrower or, if such Restricted Payments are made by Subsidiaries of Supremex, Supremex, clause (d) preceding, if an Event of Default exists at
                       ----------
the time of such proposed Restricted Payment or would result therefrom;

provided, further, however, that, if and to the extent that the payment of
--------  -------  -------
Restricted Payments to Holdings is necessary to allow Holdings to pay its operating expenses and if a Default exists at the time of a proposed Restricted Payment or would result therefrom, the Borrower may make Restricted Payments to Holdings to pay Holdings' operating expenses in an aggregate amount not to exceed the lesser of (i) $500,000 during any fiscal year or (ii) the actual amount of such operating expenses during such fiscal year if (A) the Default that exists at the time of such Restricted Payment or would result therefrom is not a payment Default and (B) no Event of Default exists at the time of such Restricted Payment or would result therefrom.

   Section 9.5  Investments.  Each of the Loan Parties (other than Holdings)
                ------------
and the Supremex Loan Parties (other than Holdings) will not, and will not permit any of its Subsidiaries (other than Unrestricted Subsidiaries) to, make or permit to remain outstanding any advance, loan, extension of credit or capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures or other securities of any Person, or be or become a joint venturer with or partner of any Person (all such transactions being herein called "Investments"), except:
                     -----------

         (a) Investments in obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower or any of its Subsidiaries;

         (b)    Existing Investments identified on Schedule 9.5 hereto;
                                                   ------------

         (c) Investments in securities issued or guaranteed by the U.S. or, with respect to Supremex and its Subsidiaries, Canada or any agency thereof with maturities of one year or less from the date of acquisition;

         (d) Investments in certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000;

         (e) Investments in repurchase obligations with a term of not more than seven days for securities of the types described in clause (c) preceding
                                                            ----------
   with any Lender or Supremex Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000;

         (f) Investments in commercial paper of a domestic issuer rated A-1 or better or P-1 or better by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than six months from the date of acquisition;

         (g) (i) Investments (other than Intercompany Debt referred to in clause (i) below) by the Borrower in its Subsidiaries, and by Supremex in its
   ----------
   Subsidiaries, existing on the Third Restatement Date, (ii) Investments by the Borrower in New Loan Parties which will exist on the applicable Acquisition Loans Funding Date, (iii) additional Investments by the Borrower in its Subsidiaries, other than Unrestricted Subsidiaries and MTRC, made after the Third Restatement Date in an aggregate amount not to exceed $10,000,000 at any time outstanding, (iv) additional Investments by Supremex in its Subsidiaries, other than Unrestricted Subsidiaries, made after the Third Restatement Date in an aggregate amount not to exceed Cdn. $500,000 at anytime outstanding, and (v) additional investments by the Borrower and its Subsidiaries in MTRC made after the Third Restatement Date pursuant to the Accounts Receivable Securitization Facility Documents and in connection with the sales of accounts receivable by the Borrower and its Subsidiaries to MTRC; provided, however, that the aggregate amount of Investments that may be
         --------  -------
   made after the Third Restatement Date in Supremex or any Subsidiary of Supremex or in any other Subsidiary of the Borrower not incorporated under the laws of the U.S. shall not exceed $4,000,000, exclusive of Investments made by the Borrower in Supremex to the extent necessary to allow Supremex to make the mandatory prepayments of the Supremex Term Loans in accordance with
   Section 2.7(d), in an amount not to exceed the amount of such prepayments;
   --------------

         (h) Investments by the Borrower in Unrestricted Subsidiaries or in business ventures complimentary to the existing business of the Borrower, in each case (i) in an aggregate amount not to exceed $5,000,000 at any time outstanding or (ii) made from Excess Cash Flow retained by the Borrower after making the prepayment with respect to such Excess Cash Flow required under
   Section 2.7(a) on the date specified in such section and after giving effect
   --------------
   to any and all loans, Restricted Payments or Capital Expenditures made as a result of such Excess Cash Flow; provided that such Investments shall not
                                    --------
   exceed

   $10,000,000 in the aggregate during any fiscal year and provided further
                                                           --------
   that, at least ten Business Days' prior to the making of any such Investment, the Borrower shall inform the Agent of its intent to make such Investment and of any information relating thereto that the Agent may reasonably request and, if requested by the Agent, shall grant to the Agent, for the benefit of the Agent and the Lenders, a Lien on all of the Borrower's right, title and interest in and to such Investment as security for the Obligations pursuant to a pledge or security agreement in form and substance reasonably satisfactory to the Agent;

         (i) Investments by Supremex in business ventures complimentary to the existing business of Supremex made from "Excess Cash Flow" (as defined in the Supremex Credit Agreement) retained by Supremex after making the prepayment with respect to such "Excess Cash Flow" required under Section 2.7(a) of the Supremex Credit Agreement on the date specified in such section and after giving effect to all loans, Restricted Payments or Capital Expenditures made as a result of such "Excess Cash Flow", provided that such
                                                             --------
   Investments of Supremex shall not exceed Cdn. $2,000,000 in the aggregate during any fiscal year and provided further that, at least ten Business Days'
                              --------
   prior to the making of any such Investment, Supremex shall inform the Supremex Agent of its intent to make such Investment and of any information relating thereto that the Supremex Agent may reasonably request and, if requested by the Supremex Agent, shall grant to the Supremex Agent, for the benefit of the Supremex Agent and the Supremex Lenders, a Lien on all of Supremex's right, title and interest in and to such Investment as security for the Supremex's Obligations pursuant to a pledge or security agreement in form and substance reasonably satisfactory to the Supremex Agent;

         (j)    Intercompany Debt permitted pursuant to Section 9.1(e) and
                                                        --------------
   9.1(f); and
   ------
         (k) Permitted Acquisitions and, with respect to Supremex, Future Acquisitions if and to the extent permitted by Section 9.3;
                                                  -----------

provided, however, that no Investments may be made by the Borrower pursuant to
--------  -------
clauses (g), (h) or (k) preceding and no Investment may be made by Supremex
-----------  ---    ---
pursuant to clause (i) or (k) preceding if a Default or a "Default" (as defined
            ----------    ---
in the Supremex Credit Agreement) exists at the time of such proposed Investment or would result therefrom and no Investments may be made by the Borrower or Supremex pursuant to clause (j) preceding without the prior written consent of
                     ----------
the Agent or the Supremex Agent, respectively, if an Event of Default or "Event of Default" (as defined in the Supremex Credit Agreement), respectively, exists at the time of such proposed Investment or would result therefrom.

   Section 9.6  Limitation on Issuance of Capital Stock.  Each of the Loan
                ---------------------------------------
Parties (other than Holdings) and the Supremex Loan Parties (other than Holdings) will not, and will not permit any of its Subsidiaries to, at any time issue, sell, assign or otherwise dispose of (a) any of its Capital Stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its Capital Stock, or (c) any option, warrant or other right to acquire any of its Capital Stock; provided, however, that, if and to the extent
                                  --------  -------
not otherwise prohibited by this Agreement or the other Loan Documents or the Supremex Credit Agreement or the Supremex Loan Documents (i) the Borrower
may issue additional shares of its Capital Stock to Holdings for full and fair consideration, (ii) any Subsidiary of the Borrower may issue additional shares of its Capital Stock to the Borrower or another Subsidiary of the Borrower if and to the extent that the ownership of such Capital Stock by the owners thereof as of the Third Restatement Date does not change or, with respect to Classic and the ownership of its Capital Stock by Supremex, does not decrease, and (iii) any Unrestricted Subsidiary of the Borrower may issue, sell, assign, or otherwise dispose of shares of its Capital Stock to any Person for full and fair consideration; provided, further, however, that all of such additional shares of
               --------  -------  -------
Capital Stock referred to in clauses (i) and (ii) preceding and all of such
                             -----------     ----
shares of Capital Stock referred to in clause (iii) preceding that are issued to
                                       ------------
the Borrower or any Subsidiary (other than an Unrestricted Subsidiary) of the Borrower shall be pledged to the Agent and the Supremex Agent, on behalf of the Agent and the Lenders and the Supremex Lenders, as security for the Obligations and as security for the Supremex Obligations pursuant to a pledge agreement in form and substance reasonably satisfactory to the Agent and the Supremex Agent, except that only 66% of the shares of each class of Capital Stock of Supremex and Supremex Holdings shall be required to be pledged as security for the Obligations and the Capital Stock of any Canadian Subsidiary of Supremex shall not be required to be pledged by Supremex as security for the Obligations.

   Section 9.7  Transactions With Affiliates.  Except for (a) the payment of
                ----------------------------
salaries in the ordinary course of business consistent with prudent business practices, (b) the furnishing of employment benefits in the ordinary course of business consistent with prudent business practices, and (c) the transactions permitted by Section 9.13, each of the Loan Parties and the Supremex Loan
             ------------
Parties will not, and will not permit any of its Subsidiaries to, enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate of such Loan Party or such Supremex Loan Party or such Subsidiary except in the ordinary course of and pursuant to the reasonable requirements of such Loan Party's or such Supremex Loan Party's or such Subsidiary's business and upon fair and reasonable terms no less favorable to such Loan Party or such Supremex Loan Party or such Subsidiary than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of such Loan Party or such Supremex Loan Party or such Subsidiary; provided, however, that the Reorganization Transactions shall not be
            --------  -------
required to be in the ordinary course of business.

   Section 9.8  Disposition of Property.  Each of the Loan Parties (other than
                ------------------------
Holdings) and the Supremex Loan Parties (other than Holdings) will not, and will not permit any of its Subsidiaries to, sell, lease, assign, transfer or otherwise dispose of any of its Property, except:

         (a)    dispositions of Inventory in the ordinary course of business;

         (b)    Asset Dispositions (other than Consolidation Asset
   Dispositions) by the Borrower and its Subsidiaries to Persons other than the Borrower and its Subsidiaries if each of the following conditions have been satisfied: (i) the Net Proceeds from any single Asset Disposition or series of related Asset Dispositions in any fiscal year of the Borrower do not exceed $7,500,000 and the cumulative Net Proceeds from all Asset Dispositions do not exceed $25,000,000 and, with respect to Asset Dispositions by Supremex and its Subsidiaries, the Net Proceeds from any such single Asset Disposition or series of such related Asset Dispositions in any fiscal year of Supremex do not exceed Cdn. $1,500,000 and the cumulative Net Proceeds from all such Asset Dispositions do not exceed
Cdn. $7,000,000, (ii) the consideration received by the Borrower or its Subsidiaries is at least equal to the fair market value of such assets (as set forth in a certificate satisfactory in form and substance to, and delivered to, the Agent and the Supremex Agent and signed by a Responsible Officer of the Borrower), (iii) the sole consideration received is cash payable at the closing, and (iv) no Default exists at the time of or will result from such Asset Disposition;

         (c) Consolidation Asset Dispositions by the Borrower if the following conditions have been satisfied: (i) the consideration received by the Borrower is reasonably equivalent to the fair market value of such assets (as set forth in a certificate satisfactory in form and substance to, and delivered to, the Agent and signed by a Responsible Officer of the Borrower) and (ii) no Default exists at the time of or will result from such Asset Disposition;

         (d)    Asset Dispositions (other than Consolidation Asset
   Dispositions) by the Borrower and its Subsidiaries (other than MTRC) to the Borrower or any Wholly-Owned Subsidiary of the Borrower other than an Unrestricted Subsidiary and other than MTRC if each of the following conditions have been satisfied: (i) the aggregate fair market value of the assets sold, disposed of or otherwise transferred by the Borrower and its Subsidiaries and transferred to a Subsidiary of the Borrower shall not exceed $15,000,000 in aggregate amount during any fiscal year exclusive of the Reorganization Transaction, and, with respect to assets sold, disposed of or otherwise transferred by Supremex and its Subsidiaries, the aggregate fair market value of such assets sold, disposed of or otherwise transferred to a Subsidiary of Supremex shall not exceed Cdn. $3,000,000 in aggregate amount during any fiscal year, (ii) the assets sold, disposed of or otherwise transferred shall continue to be subject to a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) in favor of the Agent and the Lenders, and (iii) no Default exists at the time of or will result from such Asset Disposition;

         (e) transfers of assets by Wisco to Wisco III pursuant to the Reorganization Transaction, if each of the representations and warranties set forth in Section 7.25(c) are true and correct;
            ---------------

         (f) dispositions of Property no longer used or useful in the ordinary course of business; and

         (g) transfers of Receivables by the Borrower and its Subsidiaries to MTRC in accordance with the terms and provisions of the Accounts Receivable Securitization Facility Documents;

provided, however, that (i) no Asset Dispositions may be made by any Loan
--------  -------
Party or Supremex Loan Party or its Subsidiary pursuant to clause (d)
                                                           ----------
preceding if a Default or a "Default" (as defined in the Supremex Credit Agreement) exists at the time of such proposed Asset Disposition or would result therefrom, (ii) no transfers of Receivables may be made by the Borrower or any of its Subsidiaries pursuant to clause (g) preceding if an Event of Default or an "Event of Default"
            ------
(as defined in the Supremex Credit Agreement) exists at the time of such proposed transfer or would result therefrom, (iii) no Asset Disposition that results in any mandatory prepayment pursuant to Section 2.7(c) may be made by
                                                --------------
any Loan Party or Supremex Loan Party or its Subsidiary unless such mandatory prepayment is fully and timely made in accordance with Section 2.7, and (iv)
                                                       -----------
with respect to any disposition of Collateral authorized and made in compliance with this Section 9.8 (other than Section 9.8(g)), the Liens in favor of the
          -----------             --------------
Agent shall continue in all proceeds of such Collateral.

   Section 9.9  Sale and Leaseback.  Except for the sale and lease of the
                ------------------
Equipment Lease Facility Equipment pursuant to the Equipment Lease Facility Documents, each of the Loan Parties (other than Holdings) and the Supremex Loan Parties (other than Holdings) will not, and will not permit any of its Subsidiaries (other than Unrestricted Subsidiaries) to, enter into any arrangement with any Person pursuant to which it leases from such Person real or personal Property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.

   Section 9.10 Lines of Business.  Each of the Loan Parties (other than
                -----------------
Holdings) and the Supremex Loan Parties (other than Holdings) will not, and will not permit any of its Subsidiaries to, engage in any line or lines of business activity other than (a) the businesses in which they are engaged on the Closing Date (with respect to the Loan Parties) or the Second Restatement Date (with respect to the Supremex Loan Parties) and (b) lines of business reasonably related thereto or not substantially different from the lines of business engaged in on the Closing Date.

   Section 9.11 Environmental Protection.  Each of the Loan Parties and the
                ------------------------
Supremex Loan Parties will not, and will not permit any of its Subsidiaries to,
(a) use (or permit any tenant to use) any of its Properties for the handling, processing, storage, transportation or disposal of any Hazardous Material except in compliance with applicable Environmental Laws, (b) generate any Hazardous Material except in compliance with applicable Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of any Environmental Law, or (d) otherwise conduct any activity or use any of its Properties in any manner that violates or is likely to violate any Environmental Law or create any Environmental Liabilities for which the Borrower or any of its Subsidiaries would be responsible, except for circumstances or events described in clauses (a) through
                                                             -----------
(d) preceding that could not have, individually or in the aggregate, a Material
---
Adverse Effect.

   Section 9.12 Intercompany Transactions.  Except as may be expressly
                --------------------------
permitted or required by the Loan Documents, the Supremex Loan Documents or the Equipment Lease Facility Documents, each of the Loan Parties and the Supremex Loan Parties, respectively, will not, and will not permit any of its Subsidiaries to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to (a) pay dividends or make any other distribution to the Borrower or any of its Subsidiaries in respect of such Subsidiary's Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any indebtedness owed to the Borrower or any of its Subsidiaries, (c) make any loan or advance to the Borrower or any of its Subsidiaries, (d) participate in a unified cash management system, or (e) except as may be expressly permitted or required by the Accounts

Receivable Securitization Facility Documents, sell, lease or transfer any of its Property to the Borrower or any of its Subsidiaries.

   Section 9.13 Management Fees.  Other than reasonable consulting fees paid to
                ---------------
Sterling on an arms-length basis for specific services rendered (all of which fees shall be disclosed to the Agent and the Supremex Agent in writing prior to payment), each of the Loan Parties and the Supremex Loan Parties will not, and will not permit any of its Subsidiaries to, pay any management, consulting or similar fees (excluding directors' fees) to any Affiliate of the Borrower or Supremex or to any director, officer or employee of the Borrower or Supremex or any Affiliate of the Borrower or Supremex; provided that (a) no such management,
                                           --------
consulting or similar fees may be paid upon the occurrence and during the continuance of a Default and (b) the aggregate of such management, consulting and similar fees paid by Holdings, the Borrower, Supremex and their respective Subsidiaries to Sterling during any fiscal year shall not exceed $250,000.

   Section 9.14 Modification of Other Agreements.  Each of the Loan Parties and
                ---------------------------------
the Supremex Loan Parties will not, and will not permit Holdings or any of the Borrower's Subsidiaries to, consent to or implement any termination, amendment, modification, supplement or waiver of (a) the Borrower Subordinated Debt Documents, (b) the Holdings Subordinated Debt Documents, (c) the Acquisition Documents, (d) the Tax Sharing Agreement, or (e) the certificate of incorporation or bylaws (or analogous constitutional documents) of Holdings, the Borrower or any of the Borrower's Subsidiaries if the same could have a Material Adverse Effect or otherwise could be materially adverse to the Agent or the Lenders or the Supremex Agent or the Supremex Lenders; provided, however, that
                                                       --------  -------
the Borrower and/or Holdings may amend or modify the agreements, documents and instruments referred to in clauses (c), (d) or (e) preceding if and to the
                           -----------  ---    ---
extent that such amendment or modification is not substantive or material and could not have a Material Adverse Effect. Without limiting the generality of and in addition to the foregoing, the Borrower will not, and will not permit Holdings to, consent to or implement any termination, amendment, modification, supplement or waiver of the Borrower Subordinated Debt Documents or the Holdings Subordinated Debt Documents (i) to increase the principal amount of any Borrower Subordinated Debt or Holdings Subordinated Debt, (ii) to shorten the maturity of, or any date for the payment of any principal of or interest on, any Borrower Subordinated Debt or Holdings Subordinated Debt, (iii) to increase the rate of interest on or with respect to any Borrower Subordinated Debt or Holdings Subordinated Debt, (iv) to otherwise amend or modify the payment or subordination terms of any Borrower Subordinated Debt or Holdings Subordinated Debt, (v) to increase any cost, fee or expense payable by Holdings, the Borrower or any of the Borrower's Subsidiaries, (vi) to provide any Collateral or security for payment or collection of any Borrower Subordinated Debt or Holdings Subordinated Debt, or (vii) in any other respect that could be materially adverse to the Borrower or Holdings. Notwithstanding anything to the contrary contained in this Agreement, each of the Loan Parties and the Supremex Loan Parties will not, and will not permit any of its Subsidiaries to, consent to or implement any termination, amendment, modification, supplement or waiver of any of the Equipment Lease Facility Documents or any of the Accounts Receivable Securitization Facility Documents without the prior written consent of the Agent and the Required Lenders and the Supremex Agent and the Supremex Required Lenders; provided, however, that immaterial amendments, modifications,
         --------  -------
supplements and waivers may be effectuated without the prior written consent of the Required Lenders or the Supremex Required Lenders.

     Section 9.15 Bank Accounts. Each of the Loan Parties and the Supremex Loan
                  -------------
Parties will not, and will not permit any of its Subsidiaries (other than Unrestricted Subsidiaries and MTRC) to, create or maintain any bank accounts other than those listed on Schedule 7.22 (as such Schedule may be supplemented
                           -------------
in accordance with Section 13.26) or consented to in writing by the Agent or,
                   -------------
with respect to Supremex and its Subsidiaries, the Supremex Agent, which consent shall not be unreasonably withheld.

     Section 9.16  ERISA; Canadian Plans.   Each of the Loan Parties and the
                   ---------------------
Supremex Loan Parties will not:

             (a) allow, or take (or permit any ERISA Affiliate or Supremex Loan Party to take) any action which would cause, any unfunded or unreserved liability for benefits under any Plan (exclusive of any Multiemployer Plan) or Canadian Plan to exist or to be created that exceeds $1,500,000 with respect to any such Plan or $3,000,000 or Cdn. $1,500,000 with respect to any such Canadian Plans with respect to all such Plans in the aggregate or Cdn. $3,000,000 with respect to all such Canadian Plans in the aggregate;

             (b)   permit default in repayment of the ESOP Loan;

             (c) take any action, including without limitation, amending the Mail-Well ESOP, that would have the effect of accelerating or increasing the Borrower's repurchase liability with respect to the Mail-Well ESOP; provided, however, that the First Mail-Well ESOP Loan (as defined in the
     --------  -------
     Second Restated Agreement), the Third Mail-Well ESOP Loan (as defined in the Second Restated Agreement) and the Fourth Mail-Well ESOP Loan (as defined in the Second Restated Agreement) may be prepaid if and to the extent that a corresponding prepayment is made with respect to the ESOP Loans; or

             (d) with respect to any Multiemployer Plan, allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Multiemployer Plan to exist or to be created, either individually as to any such Plan or in the aggregate as to all such Plans, that could, upon any partial or complete withdrawal from or termination of any such Multiemployer Plan or Plans, have a Material Adverse Effect.

     Section 9.17 Synthetic Leases. The Borrower and its Subsidiaries shall not
                  ----------------
maintain or enter into Synthetic Leases for which the residual value of the leased Property upon the expiration of the primary lease terms that may be required to be paid by the Borrower or any of its Subsidiaries (as primary obligor, guarantor or otherwise) exceeds $30,000,000 in aggregate amount outstanding at any time, exclusive of the Equipment Lease Facility.

                                  ARTICLE 10

                              Financial Covenants
                              -------------------

     Each of the Loan Parties which is now or hereafter a party to this Agreement hereby jointly and severally covenants and agrees that, as long as the Obligations or the Supremex Obligations or any part thereof are outstanding or any Lender or Supremex Lender has any Commitment hereunder or any Supremex Commitment under the Supremex Credit Agreement, respectively, or any Letter of Credit or letter of credit or bankers' acceptance remains outstanding hereunder or under the Supremex Credit Agreement, respectively, such Loan Party will perform and observe, or cause to be performed and observed, the following covenants:

     Section 10.1  Consolidated Current Ratio.  The Borrower will at all times
                   --------------------------
maintain a Consolidated Current Ratio of not less than 1.05 to 1.00.

     Section 10.2  Consolidated Net Worth.  The Borrower will at all times
                   ----------------------
maintain Consolidated Net Worth in an amount not less than the sum of (a) $95,000,000, plus (b) 75% of cumulative Consolidated Net Income, if positive for
             ----
any fiscal quarter, i.e., exclusive of negative Consolidated Net Income for any fiscal quarter, after the Third Restatement Date, plus (c) all Net Proceeds of
                                                  ----
each Equity Issuance after the Third Restatement Date.

     Section 10.3  Ratio of Total Debt to EBITDA.  The Borrower will not permit
                   -----------------------------
the ratio, calculated as of the end of each fiscal quarter of the Borrower commencing with the fiscal quarter ended December 31, 1996, of (i) Total Debt to
(ii) EBITDA for the four fiscal quarters of the Borrower then ended, to exceed the ratio set forth below for the period during which such fiscal quarter end occurs:

                            Period                                       Ratio
                            ------                                       ----

     From the Third Restatement Date through December 31, 1996           3.75 to 1.00
     From January 1, 1997, through December 31, 1997                     3.75 to 1.00
     From January 1, 1998, through December 31, 1998                     3.50 to 1.00
     From January 1, 1999, through December 31, 1999                     3.00 to 1.00
     From January 1, 2000, through December 31, 2000                     2.50 to 1.00
     From January 1, 2001 and at all times thereafter                    2.00 to 1.00

     Section 10.4 Ratio of Total Debt to Total Capitalization. The Borrower will
                  -------------------------------------------
not permit the ratio, calculated as of the end of each fiscal quarter of the Borrower, of Total Debt to Total Capitalization to exceed the ratio set forth below for the period during which such fiscal quarter end occurs:

                            Period                                 Ratio
                            ------                                 -----
     From the Third Restatement Date through December 31, 1996     0.80 to 1.00
     From January 1, 1997, through December 31, 1997               0.80 to 1.00
     From January 1, 1998, through December 31, 1998               0.75 to 1.00
     From January 1, 1999, through December 31, 1999               0.70 to 1.00
     From January 1, 2000, through December 31, 2000               0.65 to 1.00
     From January 1, 2001, and at all times thereafter             0.60 to 1.00

     Section 10.5 Consolidated Fixed Charge Coverage Ratio. The Borrower will
                  ----------------------------------------
not permit the Consolidated Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter of the Borrower commencing with the fiscal quarter ended December 31, 1996, for the four fiscal quarters of the Borrower then ended to be less than 1.10 to 1.00.

     Section 10.6 Consolidated Interest Coverage Ratio. The Borrower will not
                  ------------------------------------
permit the Consolidated Interest Coverage Ratio, calculated as of the end of each fiscal quarter of the Borrower commencing with the fiscal quarter ended December 31, 1996, for the four fiscal quarters of the Borrower then ended to be less than the ratio set forth below for the period during which such fiscal quarter end occurs:

                            Period                                 Ratio
                            ------                                 -----

     From the Third Restatement Date through December 31, 1996     2.50 to 1.00
     From January 1, 1997, through December 31, 1997               3.00 to 1.00
     From January 1, 1998, through December 31, 1998               3.50 to 1.00
     From January 1, 1999, through December 31, 1999               4.00 to 1.00
     From January 1, 2000, through December 31, 2000               4.50 to 1.00
     From January 1, 2001, and at all times thereafter             5.00 to 1.00

     Section 10.7 Capital Expenditures.  The Borrower will not permit the
                  --------------------
aggregate Capital Expenditures of the Borrower and its Subsidiaries during any fiscal year of the Borrower to exceed an amount equal to the sum of
(a)$23,000,000, plus (b) the Carryover Capital Expenditures Amount for such
                ----
fiscal year (each such sum being "Permitted Capital Expenditures" for such
                                  ------------------------------
fiscal year). In addition to Permitted Capital Expenditures, so long as no Default or Event of Default has occurred or will occur as a result of such Capital Expenditure, the Borrower and its Subsidiaries may, subsequent to fiscal year 1995, make additional Capital Expenditures (the "Additional Capital
                                                      ------------------
Expenditures") from the (A) proceeds of an Insurance Recovery if and to the
------------
extent permitted by Section 8.5(b), (B) from Excess Cash Flow retained by the
                    --------------
Borrower after making the prepayment required with respect to such Excess Cash Flow under Section 2.7(a) on the date specified in such section and after giving
           --------------
effect to any and all loans, Restricted Payments or Investments made as a result of such Excess Cash Flow, and (C) from "Excess Cash Flow" (as defined in the Supremex Credit Agreement) retained by Supremex after the prepayment required with respect to such "Excess Cash Flow" under Section 2.7(a) of the Supremex Credit Agreement on the date specified in such section and after giving effect to any and all loans, Restricted Payments or Investments made as a result of such "Excess Cash Flow."

                                  ARTICLE 11

                                    Default
                                    -------

     Section 11.1 Events of Default.  Each of the following shall be deemed an
                  -----------------
"Event of Default":
-----------------

             (a) The Borrower shall fail to pay, repay or prepay when due any amount of principal of any Loan or any amount of any Reimbursement Obligation owing to the Agent or any Lender pursuant to this Agreement or any other Loan Document, or the Borrower or any other Loan Party shall fail to pay within five days after the due date thereof any interest, fee or other amount or other Obligation owing by it to the Agent or any Lender pursuant to this Agreement or any other Loan Document.

             (b) Any representation or warranty made or deemed made by the Borrower or any Loan Party in any Loan Document or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement or any other Loan Document shall be false, misleading or erroneous in any material respect when made or deemed to have been made.

             (c) Any Loan Party (other than Holdings) or Supremex Loan Party (other than Holdings) shall fail to perform, observe or comply with any covenant, agreement or term contained in Sections 5.1, 8.1(i), 8.1(l), 8.2
                                              ------------  ------  ------  ---
     (other than the last sentence of Section 8.2), 8.6, 8.7, 8.8, 8.9, 8.10,
                                      -----------   ---  ---  ---  ---  ----
     8.15, Article 9 or Article 10 of this Agreement; any Loan Party shall fail
     ----  ---------    ----------
     to perform, observe or comply with any covenant, agreement or term contained in Sections 5.3, 8.1 (other than Sections 8.1(i) or 8.1(l)), 8.4,
                  ------------  ---             ---------------    ------   ---
     8.5 or 8.13 and such failure is not remedied or waived within ten days
     ---    ----
     after such failure commenced; the Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in the Borrower Security Agreement other than in Section 4.05, 4.08, 4.11(b), 4.11(c), 4.12 or 4.16 thereof; any Subsidiary of the Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in its Subsidiary Security Agreement other than in Section 4.05, 4.08, 4.11(b), 4.11(c), 4.12 or 4.15 thereof; Holdings shall fail to perform, observe or comply with any covenant, agreement or term contained in the Holdings Security Agreement other than in Section 4.05, 4.08, 4.11(b), 4.11(c), 4.12 or 4.16 thereof; the Borrower or any Subsidiary of the Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in Section 2.1(e), 2.1(f) or 4.1(c) of any Mortgage executed by it; Holdings shall fail to perform, observe or comply with any covenant, agreement or term contained in the Holdings Guaranty other than in Section 7(a) thereof; any Subsidiary of the Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in its Subsidiary Guaranty, subject to any grace period applicable to such covenant, agreement or term in this Agreement to the extent this Agreement is incorporated therein by reference; or any Loan Party shall fail to perform, observe or comply with any other covenant, agreement or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure is not remedied or waived within the earlier to occur of 30 days after such failure commenced or, if a different grace period is expressly made applicable in such other Loan Documents, such applicable grace period.

     (d) Any of the Loan Parties shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

     (e) Any Loan Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of itself or of all or any substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect, the "Bankruptcy Code"), (iv) institute any proceeding or
                          ---------------
file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, winding-up or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate or other action for the purpose of effecting any of the foregoing.

     (f) A proceeding or case shall be commenced, without the application, approval or consent of any of the Loan Parties in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of any of the Loan Parties or of all or any substantial part of its Property, or (iii) similar relief in respect of any of the Loan Parties under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against any of the Loan Parties shall be entered in an involuntary case under the Bankruptcy Code.

     (g) Any of the Loan Parties shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, forfeiture or similar proceeding or proceedings involving an aggregate amount in excess of $2,500,000 against any of its Properties.

     (h) A final judgment or judgments for the payment of money in excess of $2,500,000 in the aggregate shall be rendered by a court or courts against the Loan Parties or any of them on claims not covered by insurance or as to which the insurance carrier has denied responsibility and the same shall not be discharged, or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Loan Parties shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

     (i) Any of the Loan Parties shall fail to pay when due any principal of or interest on any Debt (other than the Obligations) having (either individually or in the aggregate) a principal amount of at least $5,000,000, or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred (and shall not have been waived or otherwise cured) that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

     (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Loan Party or any of its shareholders, or any Loan Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any Lien created by the Loan Documents shall for any reason cease to be a valid, first priority perfected Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) upon any of the Collateral purported to be covered thereby.

     (k) Any of the following events shall occur or exist with respect to any Loan Party or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Pension Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Pension Plan or the termination of any Pension Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Pension Plan, or the institution by the PBGC of any such proceedings; (v) any "accumulated funding deficiency" (as defined in Section 406 of ERISA or Section 412 of the Code), whether or not waived, shall exist with respect to any Plan; or (vi) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Plan or the reorganization, insolvency or termination of any Pension Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Required Lenders subject any Loan Party or any ERISA Affiliate to any tax, penalty or other liability to a Plan, a Multiemployer Plan, the PBGC or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $5,000,000.

     (l)    The occurrence of a Change of Control.

     (m) If, at any time, the subordination provisions of the Borrower Indenture, any other Borrower Subordinated Debt Documents or any Holdings Subordinated Debt Documents (if any such subordination provisions exist in the Holdings Subordinated Debt Documents) shall be invalidated or shall otherwise cease to be in full force and effect.

     (n) The occurrence of (i) a default under (including, without limitation, a "Default" as such term is used or defined in) the Borrower Subordinated Notes, the Borrower Indenture or any other Borrower Subordinated

     Debt Documents or Holdings Subordinated Debt Documents, unless (A) such default has been waived, cured or consented to in accordance with such documents, (B) such default is not a payment default, (C) the maturity of the Debt affected thereby has not been accelerated, (D) a blockage under
     Section 1403(b) of the Borrower Indenture has not been invoked, and (E) such waiver or consent is not made in connection with any amendment or modification of any such documents in violation of Section 9.14 or Section
                                                        ------------
     908 of the Borrower Indenture or in connection with any payment to the holders of any Borrower Subordinated Debt or Holdings Subordinated Debt,
     (ii) a payment default under (including, without limitation, a payment "Default" as such term is used or defined in) the Borrower Subordinated Notes, the Borrower Indenture or any other Borrower Subordinated Debt Documents or Holdings Subordinated Debt Documents, (iii) an event of default under (including, without limitation, an "Event of Default" as such term is used or defined in) the Borrower Subordinated Notes, the Borrower Indenture or any other Borrower Subordinated Debt Documents or Holdings Subordinated Debt Documents, or (iv) any acceleration of the maturity of the Borrower Subordinated Notes or any other Borrower Subordinated Debt or Holdings Subordinated Debt.

          (o) If, at any time, (i) any event or circumstance shall occur which gives the trustee under the Borrower Indenture, or the holders of the Borrower Subordinated Notes, the right to request or require the Borrower to redeem, purchase or prepay such Borrower Subordinated Notes, or (ii) the Borrower shall, or shall cause the trustee under the Borrower Indenture to, initiate or give (A) any election or notice relating to any redemption of the Borrower Subordinated Notes or (B) any election or notice relating to any defeasance of the Borrower Subordinated Notes pursuant to the Borrower Indenture.

          (p) The occurrence of (i) any "Event of Default" as such term is defined in the Supremex Credit Agreement, (ii) any "Loan Agreement Event of Default" as such term is defined in the Equipment Lease Facility Loan Agreement, or (iii) any "Event of Termination" as such term is defined in the Purchase and Contribution Agreement which results in the occurrence of the "Facility Termination Date" as such term is defined in the Purchase and Contribution Agreement.

     Section 11.2 Remedies.  If any Event of Default shall occur and be
                  --------
continuing, the Agent may (subject to Section 13.11 with respect to clauses (a)
                                      -------------                 -----------
and (b) below) and, if directed by the Required Lenders, the Agent shall do any
    ---
one or more of the following:

          (a)      Acceleration. Declare all outstanding principal of and
                   ------------
     accrued and unpaid interest on the Loans and all other amounts payable by the Borrower and/or any other Loan Party under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower and the other Loan Parties;

         (b)  Termination of Commitments.  Terminate the Commitments (including,
              --------------------------
   without limitation, the obligation of the Issuing Bank to issue Letters of Credit) without notice to the Borrower or any other Loan Party;

         (c)  Judgment. Reduce any claim to judgment;
              --------

         (d)  Foreclosure. Foreclose or otherwise enforce any Lien granted to
              -----------
   the Agent for the benefit of the Agent and the Lenders to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents; or

         (e)  Rights.  Exercise any and all rights and remedies afforded by the
              ------
   laws of the State of Texas or any other jurisdiction, by any of the Loan Documents, by equity or otherwise;

provided, however, that upon (i) the occurrence of an Event of Default under
--------  -------
Section 11.1(e) or Section 11.1(f), the Commitments of all of the Lenders
---------------    ---------------
(including, without limitation, the obligation of the Issuing Bank to issue Letters of Credit) shall immediately and automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrower and/or any other Loan Party under the Loan Documents shall thereupon become immediately and automatically due and payable, and (ii) upon the occurrence of an Event of Default under clause (iv) of Section
                                                          -----------    -------
11.1(n) or under Section 11.1(o), the outstanding principal of and accrued and
-------          ---------------
unpaid interest on the Loans and all other amounts payable by the Borrower and/or any other Loan Party under the Loan Documents shall thereupon become immediately and automatically due and payable, all (with respect to each of clause (i) and (ii) preceding) without notice, demand, presentment, notice of
----------     ----
dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by each of the Borrower and the other Loan Parties which is now or hereafter a party to this Agreement.

     Section 11.3 Cash Collateral.  If  an Event of Default shall have occurred
                  --------------
and be continuing, the Borrower shall, if requested by the Agent or the Required Lenders, pledge to the Agent as security for the Obligations an amount in immediately available funds equal to the then outstanding Letter of Credit Liabilities, such funds to be held in a cash collateral account satisfactory to the Agent without any right of withdrawal by the Borrower or any other Loan Party.

     Section 11.4 Performance by the Agent.  If any Loan Party shall fail to
                  -----------------------
perform any covenant or agreement in accordance with the terms of the Loan Documents, the Agent may, at the direction of the Required Lenders, perform or attempt to perform such covenant or agreement on behalf of such Loan Party. In such event, the Borrower shall, at the request of the Agent, promptly pay any amount expended by the Agent or the Lenders in connection with such performance or attempted performance to the Agent at the Principal Office, together with interest thereon at the applicable Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of the Borrower or any other Loan Party under this Agreement or any of the other Loan Documents.

                                   ARTICLE 12

                                   The Agent
                                   ---------

     Section 12.1 Appointment, Powers and Immunities.  Each Lender hereby
                  ----------------------------------
irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Neither the Agent nor any of its Affiliates, officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Agent (a) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent, (b) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender, (c) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders,
(d) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder, (e) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders; provided, however, that the Agent shall not be required to take any action which
--------  -------
exposes the Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law.

     Section 12.2 Rights of Agent as a Lender.  With respect to its Commitments,
                  ---------------------------
the Loans made by it and the Notes issued to it, Banque Paribas (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, own securities of, and generally engage in any kind of banking, trust or other business with, the Loan

Parties or any of their Affiliates and any other Person who may do business with or own securities of the Loan Parties or any of their Affiliates, all as if it were not acting as the Agent and without any duty to account therefor to the Lenders. Without limiting the generality of the foregoing, an Affiliate of the Agent purchased 24,397 shares of Holdings Common Stock on or about the First Restatement Date. Each Lender acknowledges the potential conflict of interest
(a) between Banque Paribas (i) as a Lender holding disproportionate interests in the various Commitments and Loans and (ii) as the Agent under this Agreement and
(b) between Banque Paribas (or an Affiliate of Banque Paribas) (i) as a stockholder of Holdings and (ii) as the Agent under this Agreement, and each Lender expressly consents to, and waives any claim based upon, such potential conflicts of interest.

     Section 12.3 Defaults.  The Agent shall not be deemed to have knowledge or
                  --------
notice of the occurrence of a Default (other than the non-payment of principal of or interest on the Loans or of commitment fees) unless the Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Agent shall (subject to Section 12.1) take such action with
                                           ------------
respect to such Default as shall be directed by the Required Lenders, provided
                                                                      --------
that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall seem advisable and in the best interest of the Lenders.

     SECTION 12.4 INDEMNIFICATION.  EACH LENDER HEREBY AGREES TO INDEMNIFY THE
                  ---------------
AGENT FROM AND HOLD THE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 13.1 AND 13.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE
      -------------     ----
BORROWER AND THE OTHER LOAN PARTIES UNDER SECTIONS 13.1 AND 13.2), RATABLY IN
                                          -------------     ----
ACCORDANCE WITH ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE AGGREGATE COMMITMENT PERCENTAGES), ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED,
                                                                     --------
FURTHER, THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE LENDERS THAT THE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE AGENT (EXCEPT TO THE EXTENT THE SAME ARE CAUSED BY THE AGENT'S GROSS NEGLIGENCE OR WILLFUL

MISCONDUCT).  WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION 12.4, EACH
                                                           ------------
LENDER AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE AGGREGATE COMMITMENT PERCENTAGES) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE AGENT IS NOT PROMPTLY REIMBURSED FOR SUCH EXPENSES BY THE BORROWER OR ANOTHER LOAN PARTY.

     Section 12.5 Independent Credit Decisions.  Each Lender agrees that it has
                  ----------------------------
independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Holdings, the Borrower and the other Loan Parties and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself informed as to the performance or observance by any Loan Party of this Agreement or any other Loan Document or to inspect the Properties or books of any Loan Party. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other financial information concerning the affairs, financial condition or business of any Loan Party (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates.

     Section 12.6 Several Commitments.  The Commitments and other obligations of
                  -------------------
the Lenders under this Agreement are several. The default by any Lender in making a Loan in accordance with its Commitment shall not relieve the other Lenders of their obligations under this Agreement. In the event of any default by any Lender in making any Loan, each nondefaulting Lender shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. In no event shall any Lender be required to advance an amount or amounts with respect to any of the Loans which would in the aggregate exceed such Lender's Commitment with respect to such Loans. No Lender shall be responsible for any act or omission of any other Lender.

     Section 12.7 Successor Agent. Subject to the appointment and acceptance of
                  ---------------
a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrower and the Agent may be removed at any time with cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders will have the right, after notice to and consultation with the Borrower and with the prior written consent of the Borrower (which consent shall not be unreasonably withheld, conditioned or delayed) if (but only if) no Default has then occurred and is continuing, to appoint another Lender as a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the U.S. or any state thereof or of a foreign country if acting through its U.S. branch and having combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities and duties of the resigning or removed Agent, and the resigning or removed Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation or removal as Agent, the provisions of this Article 12 shall continue in effect for its
                                 ----------
benefit in respect of any actions taken or omitted to be taken by it while it was the Agent. Each Agent (including each successor Agent) agrees that, so long as it is acting as Agent under this Agreement, it shall be a Lender under this Agreement and shall have or hold the lesser of (a) Commitments, Loans and/or Letter of Credit aggregating at least $10,000,000 in amount, calculated based upon the sum of the Agent's (as a Lender hereunder) outstanding Revolving Credit Loans Commitment (or, if such Commitment has terminated or expired, the outstanding principal amount of its Revolving Credit Loans and its Letter of Credit Liabilities), plus the outstanding principal amount of its Term Loans,
                     ----
plus its outstanding Acquisition Loans Commitments, plus the outstanding
----                                                ----
principal amount of its Acquisition Loans or (b) an Aggregate Commitment Percentage of at least 7.5%.

                                   ARTICLE 13

                                 Miscellaneous
                                 -------------

     Section 13.1 Expenses.  Whether or not the transactions contemplated hereby
                  --------
are consummated, the Borrower hereby agrees, on demand, to pay or reimburse the Agent and each of the Lenders for paying: (a) all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and any and all amendments, modifications, renewals, extensions and supplements thereof and thereto, and the syndication of the Loans, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, (b) all reasonable out-of-pocket costs and expenses of the Agent and the Lenders in connection with any Default, the exercise of any right or remedy and the enforcement of this Agreement or any other Loan Document or any term or provision hereof or thereof, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and the Lenders, (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any Lien contemplated by this Agreement or any other Loan Document, and (e) all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with due diligence, computer services, copying, appraisals, environmental audits, collateral audits, field exams, insurance, consultants and search reports. Without incurring any liability for its failure to do so and without affecting its right to be paid for such costs and expenses, the Agent will, prior to the occurrence of a Default, endeavor to advise the Borrower of any such costs and expenses to be incurred and which are individually in excess of $5,000.

     SECTION 13.2 INDEMNIFICATION.  THE BORROWER AND EACH OTHER LOAN PARTY SHALL
                  ----------------
INDEMNIFY THE AGENT AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND CONSULTANTS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) THE RELATED TRANSACTIONS, (D) ANY BREACH BY ANY LOAN PARTY OF ANY REPRESENTATION, WARRANTY, COVENANT OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (E) THE USE OR PROPOSED USE OF ANY LOAN OR LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVIES, DEDUCTIONS AND CHARGES IMPOSED ON THE AGENT, THE ISSUING BANK OR ANY LENDER IN RESPECT OF ANY LOAN OR LETTER OF CREDIT, (G) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN OR AFFECTING ANY OF THE PROPERTIES OF ANY LOAN PARTY, EXCEPT TO THE EXTENT THAT THE LOSS, DAMAGE OR CLAIM IS THE DIRECT RESULT OF AN INTENTIONAL AND AFFIRMATIVE ACT BY THE PERSON TO BE INDEMNIFIED THAT CONSTITUTES GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSON, OR (H) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING; BUT EXCLUDING ANY OF THE FOREGOING TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION 13.2 SHALL BE INDEMNIFIED FROM AND
                                    ------------
HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. WITHOUT PREJUDICE TO THE SURVIVAL OF ANY OTHER TERM OR PROVISION OF THIS AGREEMENT, THE OBLIGATIONS OF THE BORROWER AND THE OTHER LOAN PARTIES UNDER THIS SECTION 13.2 SHALL SURVIVE THE REPAYMENT OF THE LOANS.
                        ------------

     Section 13.3 Limitation of Liability.  None of the Agent, any Lender or any
                  -----------------------
Affiliate, officer, director, employee, attorney or agent thereof shall be liable for any error of judgment or act done in good faith, or be otherwise liable or responsible under any circumstances whatsoever (including such Person's negligence), except for such Person's gross negligence or willful misconduct. None of the Agent, any Lender or any Affiliate, officer, director, employee, attorney or agent thereof shall have any liability with respect to, and the Borrower and each other Loan Party hereby waives, releases and agrees not to sue any of them upon, any claim for any special, indirect, incidental or consequential damages suffered or incurred by the Borrower or any other Loan Party in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower and each other Loan Party hereby waives, releases and agrees not to sue the Agent or any Lender or any of their respective Affiliates, officers, directors, employees, attorneys or agents for exemplary or punitive damages in respect of any claim in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

     Section 13.4 No Duty.  All attorneys, accountants, appraisers and other
                  -------
professional Persons and consultants retained by the Agent and the Lenders shall have the right to act exclusively in the interests of the Agent and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to any Loan Party or any of its shareholders or any other Person.

     Section 13.5 No Fiduciary Relationship.  The relationship between each Loan
                  -------------------------
Party and each Lender is solely that of debtor and creditor, and neither the Agent nor any Lender has any fiduciary or other special relationship with the Borrower or any other Loan Party, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and any Lender, or any other Loan Party and any Lender, to be other than that of debtor and creditor. No joint venture or partnership is created by this Agreement among the Lenders or among the Borrower or any other Loan Party and the Lenders.

     Section 13.6 Equitable Relief.  Each of the Loan Parties recognizes that in
                  ----------------
the event it or any other Loan Party fails to pay, perform, observe or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Agent and the Lenders. Each of the Loan Parties therefore agrees that the Agent and the Lenders, if the Agent or the Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 13.7 No Waiver; Cumulative Remedies.  No failure on the part of the
                  ------------------------------
Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

     Section 13.8 Successors and Assigns.
                  ----------------------

     (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither the Borrower nor any other Loan Party may assign or transfer any of its rights or obligations under this Agreement or any other Loan Document without the prior written consent of the Agent and the Lenders. Any Lender may sell participations in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to it); provided, however, that
                                                       --------  -------
(i) such Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Lender shall remain the holder of its Notes for all purposes of this Agreement, (iv) the Loan Parties shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) such Lender shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under this Agreement or any other Loan Document, other than (if and to the extent that such Lender so agrees) the right to vote upon or consent to (A) any increase of such Lender's Commitments (other than an increase resulting from an assignment to or in favor of such Lender from another Lender in accordance with this Agreement), (B) any reduction of the principal amount of, or interest to be paid on, the Loans of such Lender, (C) any reduction of any commitment fee or other amount payable to such Lender under any Loan Document if and to the extent that such reduction would decrease the fee or other amount payable to the participant, (D) any postponement of any date for the payment of any amount payable in respect of the Loans of such Lender,
(E) any release of a material portion of the Collateral from the Liens created by the Security Documents and not otherwise expressly authorized by the Loan Documents, and (F) any release of any Loan Party from liability under the Loan Documents.

     (b) Each of the Loan Parties and each of the Lenders agree that any Lender (the "Assigning Lender") may at any time assign to one or more Eligible
             ----------------
Assignees all, or a proportionate part of all, of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments, Loans and Letters of Credit) (each an "Assignee");
                                                                    --------
provided, however, that (i) subject to the last sentence of this Section
--------  -------                                                -------
13.8(b), each such assignment may be of a varying percentage of the Assigning
------
Lender's rights and obligations under this Agreement and the other Loan Documents and may relate to some but not all of such rights and/or obligations,
(ii) except in the case of an assignment of all of a Lender's rights and obligations under this Agreement and the other Loan Documents, the amount of the Commitments and Loans of the Assigning Lender being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment), when aggregated with the amount of the "Commitments" and "Loans" (as such terms are defined in the Supremex Credit Agreement) then being assigned in connection with the Supremex Credit Agreement, shall in no event be less than the lesser of (A) an aggregate amount equal to $5,000,000 (calculated based upon the sum of the Revolving Credit Loans Commitment assigned (or, if such Commitment has terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans and the Letter of Credit Liabilities assigned), plus the Acquisition Loans Commitment
                                        ----
assigned (or, if such Commitment has terminated or expired, the aggregate outstanding principal amount of the Acquisition Loans assigned), plus the aggregate outstanding principal amount of the Term Loans
           ----
assigned, plus the "Revolving Credit Loans Commitment" (as defined in the Supremex Credit Agreement) assigned (or, if such commitment has terminated or expired, the aggregate outstanding principal amount of the "Revolving Credit Loans", "Letter of Credit Liabilities" and "Bankers' Acceptance Liabilities" (as such terms are defined in the Supremex Credit Agreement) assigned), plus the
                                                                    ----
aggregate outstanding principal amount of the Supremex Term Loans assigned), or
(B) an aggregate amount equal to five percent of the sum of the aggregate outstanding Revolving Credit Loans Commitments (or, if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans and the Letter of Credit Liabilities), plus the aggregate
                                                              ----
outstanding Acquisition Loans Commitments (or, if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Acquisition Loans), plus the aggregate outstanding principal amount of the Term
                    ----
Loans, plus the aggregate outstanding "Revolving Credit Loans Commitments" (as
       ----
defined in the Supremex Credit Agreement) (or, if such commitments have terminated or expired, the aggregate outstanding principal amount of the "Revolving Credit Loans", "Letter of Credit Liabilities" and "Bankers' Acceptance Liabilities" (as such terms are defined in the Supremex Credit Agreement)), plus the aggregate outstanding principal amount of the Supremex
             ----
Term Loans, and (iii) the parties to each such assignment shall execute and deliver to the Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Notes subject to such assignment, and a processing and recordation fee of $2,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by the Agent, (1) the Assignee thereunder shall be a party hereto as a "Lender" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the Loan Documents, and (2) the Assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party thereto, provided that such Lender's rights under Article 4, Section 13.1 and Section 13.2 accrued through the date of
      ---------  ------------     ------------
assignment shall continue). Notwithstanding anything to the contrary contained in this Section 13.8, each Assigning Lender shall, in connection with any
        ------------
assignment of its Term Loans or Acquisition Loans (or any commitment relating thereto or any portion thereof or interest therein) to an assignee and concurrently with each such assignment, also assign to such assignee the same percentage of the Acquisition Loans or Terms Loans, respectively, the Supremex Term Loans and the "Financing Loans" (as defined in the Equipment Lease Facility Documents) then owned by such Assigning Lender (if, but only if, such Assigning Lender then holds any such other Loans or loans or commitments therefor) as the percentage of the Term Loans or Acquisition Loans, respectively, owned by such Assigning Lender then being assigned. (For example, in the event that an Assigning Lender proposes to assign 50% of its Term Loans to an assignee, such Assigning Lender shall also, concurrently therewith, assign 50% of each of its Acquisition Loans, its Supremex Term Loans and its "Financing Loans" (as defined in the Equipment Lease Facility Documents) to such assignee.)

     (c) By executing and delivering an Assignment and Acceptance, the Assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of its obligations under the Loan Documents; (iii) such Assignee confirms that it has received a copy of the other Loan Documents, together with copies of the financial statements referred to in Section 7.2 and such other documents and
                                    -----------
information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent or such Assigning Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

     (d) The Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for
---------
all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of an Assignment and Acceptance executed by an Assigning Lender and Assignee representing that it is an Eligible Assignee, together with the Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the
---------
information contained therein in the Register, and (iii) give prompt written notice thereof to the Borrower. Within five Business Days after its receipt of such notice the Borrower, at its expense, shall execute and deliver to the Agent in exchange for each surrendered Note evidencing particular Loans, a new Note evidencing each such Loans payable to the order of such Eligible Assignee in an amount equal to such Loans assigned to it and, if the Assigning Lender has retained any Loans, a new Note evidencing each such Loans payable to the order of the Assigning Lender in the amount of such Loans retained by it (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibits A, C, D
                                                               ----------  -  -
and E hereto, as applicable.
    -

     (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 13.8, disclose to
                                                      ------------
the Assignee or participant or proposed Assignee or participant any information relating to Holdings, the Borrower, any other Loan Party or any of their respective Subsidiaries furnished to such Lender by or on behalf of Holdings, the Borrower, any other Loan Party or any of their respective Subsidiaries; provided that each such actual or proposed Assignee or participant shall agree
--------
to be bound by the provisions of Section 13.20.
                                 -------------

     (g) Any Lender may assign and pledge all or any of the Notes held by it to any Federal Reserve Bank or the U.S. Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or Federal Reserve Bank; provided, that, any payment made by the Borrower for the benefit of such
      --------
assigning and/or pledging Lender in accordance with the terms of the Loan Documents shall satisfy the Borrower's obligations under the Loan Documents in respect thereof to the extent of such payment. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

     (h) The Borrower shall maintain, or cause to be maintained, a register (the "Registered Note Register") (which, at the request of the Borrower, shall
      ------------------------
be kept by the Agent on behalf of the Borrower at no extra charge to the Borrower at the address to which notices to the Agent are to be sent hereunder) on which it enters the name of the registered owner of each of the Term Loans and Acquisition Loans evidenced by a Registered Note. Notwithstanding anything to the contrary contained in this Section 13.8, a Registered Note and the Term
                                  ------------
Loans or Acquisition Loans evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Term Loans or Acquisition Loans evidenced thereby on the Registered Note Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Term Loans or Acquisition Loans and the Registered Note evidencing the same shall be registered on the Registered Note Register only upon surrender for registration of assignment or transfer of the Registered Note evidencing such Term Loans or Acquisition Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the registered noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the due presentment for registration of transfer of any Registered Note, the Borrower and the Agent shall treat the Person in whose name such Term Loans or Acquisition Loans and the Registered Note(s) evidencing the same are registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. The Registered Note Register shall be available for inspection by the Borrower and any Lender at any reasonable time upon reasonable prior notice.

     Section 13.9 Survival.  All representations and warranties made or deemed
                  --------
made in this Agreement or any other Loan Document or in any document, statement or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of the Borrower or any other Loan Party hereunder, the obligations of the Borrower and the other Loan Parties under Article 4 and Sections 13.1 and 13.2 shall survive repayment
                   ---------     -------------     ----
of the Loans and Reimbursement Obligations and termination of the Commitments.

     SECTION 13.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND THE OTHER
                   ----------------
LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Section 13.11 Amendments.   No amendment or waiver of any provision of this
                   ----------
Agreement, the Notes or any other Loan Document to which the Borrower or any other Loan Party is a party, nor any consent to any departure by the Borrower or any other Loan Party therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Required Lenders and the Borrower or such other Loan Party, respectively, in writing, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver or consent shall, unless in
                 --------
writing and signed by all of the Lenders and the Borrower, do any of the following: (a) increase the Commitments of the Lenders or subject the Lenders to any additional obligations; (b) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (c) postpone any date fixed for any payment (including, without limitation, any mandatory prepayment) of principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (d) waive any of the conditions precedent specified in Article 6; (e)
                                                                  ---------
change the Commitment Percentages or the aggregate unpaid principal amount of the Loans or the number or interests of the Lenders which shall be required for the Lenders or any of them to take any action under this Agreement; (f) change any provision contained in Section 3.2, Section 9.14 or this Section 13.11 or
                           -----------         -----         -------------
modify the definition of "Required Lenders" contained in Section 1.1; or (g)
                                                         -----------
except as expressly authorized by this Agreement, release any Collateral from any of the Liens created by the Security Documents or release any guaranty of all or any portion of the Obligations; and provided, further, however, that, (i)
                                           --------  -------  -------
except in the case of the automatic acceleration of maturity of the Loans and the automatic termination of the Commitments pursuant to Section 11.2 as a
                                                         ------------
result of the occurrence of an Event of Default under Section 11.1(e) or Section
                                                      ---------------    -------
11.1(f), after any acceleration of the maturity of the Loans by the Agent
-------
pursuant to Section 11.2(a) or any termination of the Commitments by the Agent
            ---------------
pursuant to Section 11.2(b) without the consent of the Required Lenders, the
            ---------------
acceleration of the maturity of the Loans may be rescinded and the Commitments may be reinstated with the prior written consent of the Required Lenders, and
(ii) no amendment, waiver or consent relating to Sections 12.1, 12.2, 12.3, 12.4
                                                 -------------  ----  ----  ----
or 12.5 shall require the agreement of any Loan Party.  Notwithstanding anything
   ----
to the contrary contained in this Section 13.11, no amendment, waiver or consent
                                  -------------
shall be made with respect to Article 12 hereof without the prior written
                              ----------
consent of the Agent.

     Section 13.12 Maximum Interest Rate.
                   ---------------------

     (a) No interest rate specified in this Agreement or any other Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract Rate") for any Obligation shall exceed the Maximum Rate,
           -------------
thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

     (b) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, none of the terms and provisions of this Agreement or the other Loan Documents shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate; and neither the Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other obligation provided for in this Agreement or in the other Loan Documents which constitutes interest under applicable law shall be, ipso facto and under any and
                                                    ---- -----
all circumstances, limited or reduced to an amount equal to the lesser of (i) the amount of such interest, charge, fee, expense or other obligation that would be payable in the absence of this Section 13.12(b) or (ii) an amount, which when
                                  ----------------
added to all other interest payable under this Agreement and the other Loan Documents, equals the Maximum Rate. If, notwithstanding the foregoing, the Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and treated hereunder as such; and if the Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to the Borrower or other appropriate Loan Party. In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, the Borrower, the other Loan Parties, the Agent and the Lenders shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations; provided that, if the unpaid principal balance is paid and
             -------- ----
performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the Agent and/or the Lenders, as appropriate, shall refund to the Borrower or other appropriate Loan Party the amount of such excess and, in such event, the Agent and the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Rate.

     (c) Pursuant to Article 15.10(b) of Chapter 15, Subtitle 79, Revised Civil Statutes of Texas 1925, as amended, the Borrower and the other Loan Parties agree that such Chapter 15 (which regulates certain revolving credit loan accounts and revolving tri-party accounts) shall not govern or in any manner apply to the Obligations.

     Section 13.13 Notices.  All notices and other communications provided for
                   -------
in this Agreement and the other Loan Documents to which the Borrower or any other Loan Party is a party shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8,
                                                                 ------------
in the Assignment and Acceptance executed by it or, with respect to a New Loan Party, in the Assumption Agreement executed by it), or, as to any party, at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section 13.13. Except as may be expressly
                                    -------------
otherwise provided in this Agreement or any other Loan Document, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; provided, however, that
                                                       --------  -------
notices to the Agent shall be deemed given when received by the Agent.

     SECTION 13.14 GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF
                   -----------------------------------------------------
PROCESS. EXCEPT AS MAY BE EXPRESSLY STATED TO THE CONTRARY IN CERTAIN LOAN
-------
DOCUMENTS, THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE U.S. EACH OF THE LOAN PARTIES HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS, THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN HOUSTON, TEXAS, OR DALLAS, TEXAS, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE LOAN PARTIES HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH LOAN PARTY AT ITS ADDRESS SET FORTH UNDERNEATH ITS SIGNATURE HERETO. EACH OF THE LOAN PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORM.

     Section 13.15 Counterparts.  This Agreement may be executed in one or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 13.16 Severability. Any provision of this Agreement held by a court
                   ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 13.17 Headings. The headings, captions and arrangements used in
                   --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 13.18 Construction.  Each of the Loan Parties, the Agent and each
                   ------------
Lender acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

     Section 13.19 Independence of Covenants.  All covenants hereunder shall be
                   -------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

     Section 13.20 Confidentiality.  Each Lender agrees to exercise its best
                   ---------------
efforts to keep any information delivered or made available by any Loan Party to it which is clearly indicated to be confidential information, confidential from anyone other than Persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Lender
                         --------
from disclosing such information (a) to any other Lender, (b) to any Person if reasonably incidental to the administration of the Loans or Letters of Credit,
(c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (e) which has been publicly disclosed, (f) in connection with any litigation to which the Agent, any Lender or their respective Affiliates may be a party, (g) to the extent reasonably required in connection with the exercise of any remedy under the Loan Documents, (h) to such Lender's legal counsel, independent auditors and affiliates, and (i) to any actual or proposed participant or Assignee of all or part of its rights hereunder, so long as such actual or proposed participant or Assignee agrees to be bound by the provisions of this Section 13.20.
        -------------

     SECTION 13.21  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

     Section 13.22 Approvals and Consent. Except as may be expressly provided to
                   ---------------------
the contrary in this Agreement or in the other Loan Documents (as applicable), in any instance under this

Agreement or the other Loan Documents where the approval, consent or exercise of judgment of the Agent or any Lender is requested or required, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of the Agent and such Lender, and the Agent and such Lender shall not, for any reason or to any extent, be required to grant such approval or consent or to exercise such judgment in any particular manner, regardless of the reasonableness of the request or the action or judgment of the Agent or such Lender, and (b) no approval or consent of the Agent or any Lender shall in any event be effective unless the same shall be in writing and the same shall be effective only in the specific instance and for the specific purpose for which given.

     Section 13.23 Agent for Services of Process. Each of the Loan Parties
                   -----------------------------
hereby irrevocably designates CT Corporation System with offices at 350 N. St. Paul Street, Dallas, Texas 75201 to receive for and on behalf of such Loan Party service of process in the State of Texas. In the event that CT Corporation System resigns or ceases to serve as such Loan Party's agent for service of process hereunder, such Loan Party agrees forthwith (a) to designate another agent for service of process in Houston, Texas and (b) to give prompt written notice to the Agent of the name and address of such agent. Each of the Loan Parties agrees that the failure of its agent for service of process to give any notice of any such service of process to such Loan Party shall not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of a particular Loan Party available to be served, then such Loan Party further irrevocably consents to the service of process by the mailing thereof by the Agent or the Required Lenders by registered or certified mail, postage prepaid, to such Loan Party at its address listed on the signature pages hereof (or, with respect to a New Loan Party, on the signature page to the Assumption Agreement executed by it). Nothing in this Section 13.23 shall affect the right of the
                                 -------------
Agent or the Lenders to serve legal process in any other manner permitted by law or affect the right of the Agent or any Lender to bring any action or proceeding against any Loan Party or its Property in the court of any jurisdiction.

     Section 13.24 Assignments and Assumptions.  The Lenders hereby agree among
                   ---------------------------
themselves (and each of the Loan Parties hereby consents to such agreement) that, concurrently with the Third Restatement Date, there shall be deemed to have occurred assignments and assumptions with respect to the Debt, Liens, rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Commitments, the Loans and the Letters of Credit) such that, after giving effect to such assignments and assumptions, the Commitments and the outstanding Loans and Letters of Credit of each of the Lenders are as stated in this Agreement, and the Lenders hereby make such assignments and assumptions. The Lenders shall make all appropriate payments and adjustments among themselves to effectuate the appropriate purchase price for and other amounts payable with respect to such assignments and assumptions.

     Section 13.25 Amendment and Restatement.  This Agreement is and shall be
                   -------------------------
deemed to be an amendment and restatement of the Second Restated Agreement; provided, however, that the Second Restated Agreement shall remain in existence
--------  -------
as if it had not been amended or restated for purposes of the defined terms, definitions, representations, warranties and other terms and provisions of the Second Restated Agreement referred to herein (including, without limitation, defined terms and the definitions thereof referred to in all such terms and provisions) as if such defined terms, definitions, representations, warranties and other terms and provisions of the Second Restated Agreement, without amendment or restatement, were incorporated herein by reference.

     Section 13.26 Supplements to Certain Schedules. The Schedules hereto, other
                   --------------------------------
than Schedules 1.1(b), 7.10 and 9.5, may be proposed to be supplemented by the
     ----------------  ----     ---
Borrower concurrently with each advance of the Acquisition Loans as they relate to (but only as they relate to) the Permitted Acquisition to be financed with such advance if (but only if) (a) the Agent approves of any such supplement, which approval shall not be unreasonably withheld and (b) the supplemental information proposed to be included on any such Schedule is not, in the judgment of the Agent, adverse in any material respect to the Agent or the Lenders or the Supremex Agent or the Supremex Lenders. Any such supplement proposed by the Borrower and so approved shall be deemed to be a part of the Schedule to which such supplement relates.

     Section 13.27 Relationship to Supremex Credit Agreement.  Notwithstanding
                   -----------------------------------------
anything to the contrary contained in this Agreement or any other Loan Document, the representations, warranties, covenants and agreements of or relating to the Borrower or any other Loan Party contained in this Agreement shall continue in full force and effect until the latest to occur of (a) the termination of all Commitments, the expiration of all Letters of Credit and the irrevocable payment and performance in full of all of the Obligations, (b) the termination of all Supremex Commitments, the expiration of all "Letters of Credit" as such term is defined in the Supremex Credit Agreement and the irrevocable payment and performance in full of all of the Supremex Obligations, (c) the irrevocable payment and performance in full of all of the "Obligations" as such term is defined in Appendix A (to certain of the Equipment Lease Facility Documents), or
(d) such other date or time as may be provided in this Agreement, it being agreed and understood that Banque Paribas in its capacity as agent under the Supremex Credit Agreement and the Equipment Lease Facility Documents and the Supremex Lenders and the Equipment Lease Facility Lenders are relying upon such representations, warranties, covenants and agreements in connection with the Supremex Credit Agreement and the Supremex Loans and in connection with the Equipment Lease Facility Documents and the Equipment Lease Facility Obligations, respectively.

     Section 13.28 Consolidated Financial Information. Notwithstanding anything
                   ----------------------------------
to the contrary contained in this Agreement, the Borrower may, in order to avoid the incurrence of additional costs, prepare and deliver financial statements for Holdings (as opposed to the Borrower) and its Subsidiaries (including, without limitation, the Borrower and its Subsidiaries) on a consolidated and consolidating basis for purposes of Sections 8.1(a), 8.1(b) and 8.1(c) in lieu
                                    ---------------  ------     ------
of preparing and delivering such financial statements for the Borrower and its Subsidiaries on a consolidated and consolidating basis; provided, however, that
                                                         --------  -------
either the Agent or the Required Lenders may, at any time by the giving of 30 days prior written notice to the Borrower, request that the Borrower prepare and deliver financial statements for the Borrower (as opposed to Holdings) and its Subsidiaries on a consolidated and consolidating basis and, thereupon and at all times thereafter, the Borrower shall do so strictly in accordance with the terms and provisions of Sections 8.1(a), 8.1(b) and 8.1(c). In the event and for the
                  ---------------  ------     ------
times and during the periods that the financial statements to be prepared and delivered pursuant to Sections 8.1(a), 8.1(b) and 8.1(c) are, and are permitted
                      ---------------  ------     ------
to be in accordance with this Section 13.28, prepared and delivered for Holdings
                              -------------
(as opposed to the Borrower) and its Subsidiaries (including, without limitation, the Borrower and its Subsidiaries) on a consolidated and consolidating basis, then the financial covenants contained in Sections 10.1,
                                                               -------------
10.2, 10.3, 10.4, 10.5 and 10.6 shall also (for, but only for, the applicable
----  ----  ----  ----     ----
times and during, but only during, the applicable periods) be calculated and determined on a consolidated basis with respect to Holdings (as opposed to the Borrower) and its Subsidiaries (including, without limitation, the Borrower and its Subsidiaries); provided, however, that (a) in calculating Capital
                   --------  -------
Expenditures, the Consolidated Current Ratio, the Consolidated Fixed Charge Coverage Ratio, the Consolidated Interest Coverage Ratio, Consolidated Interest Expense, Consolidated Net Income, Consolidated Net Worth, EBITDA, Fixed Charges, Total Capitalization and Total Debt for purposes of Article 10, the Borrower
                                                    ----------
will make, and will cause Holdings to make, all appropriate adjustments (if any) as the Agent may reasonably request in order to ensure the proper calculation thereof in accordance with the intent of this Agreement and (b) the Borrower shall prepare and deliver to the Agent and the Required Lenders such summary financial information regarding Holdings and its Subsidiaries (other than the Borrower and its Subsidiaries) as the Agent or the Required Lenders may reasonably request in order to estimate the financial attributes of Holdings and its Subsidiaries (other than the Borrower and its Subsidiaries) and the effect thereof on the financial covenants contained in Sections 10.1, 10.2, 10.3, 10.4,
                                                -------------  ----  ----  ----
10.5 and 10.6.
----     ----

     Section 13.29 Intercreditor Agreements. Each of the Lenders hereby (a)
                   ------------------------
agrees to all terms and provisions of each of the Intercreditor Agreement and the Accounts Receivable Securitization Facility Intercreditor Agreement, (b) agrees to be bound by all of the terms and provisions of each of the Intercreditor Agreement and the Accounts Receivable Securitization Facility Intercreditor Agreement as if it were a direct party and a signatory thereto (whether or not it is a direct party or a signatory thereto) and (c) grants to the Agent a special power of attorney to execute and deliver each of the Intercreditor Agreement and the Accounts Receivable Securitization Facility Intercreditor Agreement for, on behalf of and in the name of such Lender.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              BORROWER:
                              --------

                              MAIL-WELL I CORPORATION


                              By:____________________________________
                              Name:   Paul V. Reilly
                              Title:  Vice President - Finance

                              Address for Notices:
                              -------------------
                              23 Inverness Way East, #160
                              Englewood, Colorado 80112
                              Telecopy No.:   303-397-7400
                              Telephone No.:  303-790-8023
                              Attention:      Secretary

                              OTHER LOAN PARTIES:
                              ------------------

                              WISCO ENVELOPE CORP.


                              By:____________________________________
                              Name:  Paul V. Reilly
                              Title: Vice President - Finance

                              Address for Notices:
                              -------------------
                              23 Inverness Way East, #160
                              Englewood, Colorado 80112
                              Telecopy No.:   303-397-7400
                              Telephone No.:  303-790-8023
                              Attention:      Secretary

                              PAVEY ENVELOPE AND TAG CORP.


                              By:____________________________________
                              Name:  Paul V. Reilly
                              Title: Vice President - Finance

                              Address for Notices:
                              -------------------
                              23 Inverness Way East, #160
                              Englewood, Colorado 80112
                              Telecopy No.:   303-397-7400
                              Telephone No.:  303-790-8023
                              Attention:      Secretary

                              MAIL-WELL WEST, INC.


                              By:____________________________________
                              Name:  Paul V. Reilly
                              Title: Vice President - Finance

                              Address for Notices:
                              -------------------
                              23 Inverness Way East, #160
                              Englewood, Colorado 80112
                              Telecopy No.:   303-397-7400
                              Telephone No.:  303-790-8023
                              Attention:      Secretary

                              WISCO II, L.L.C.


                              By:____________________________________
                              Name:  Paul V. Reilly
                              Title: Vice President - Finance

                              Address for Notices:
                              -------------------
                              23 Inverness Way East, #160
                              Englewood, Colorado 80112
                              Telecopy No.:   303-397-7400
                              Telephone No.:  303-790-8023
                              Attention:      Secretary

                              MAIL-WELL CANADA HOLDINGS, INC.


                              By:____________________________________
                              Name:  Paul V. Reilly
                              Title: Vice President - Finance

                              Address for Notices:
                              -------------------
                              23 Inverness Way East, #160
                              Englewood, Colorado 80112
                              Telecopy No.:   303-397-7400
                              Telephone No.:  303-790-8023
                              Attention:      Secretary

                              GRAPHICS ARTS CENTER, INC.


                              By:____________________________________
                              Name:  Paul V. Reilly
                              Title: Vice President

                              Address for Notices:
                              -------------------
                              23 Inverness Way East, #160
                              Englewood, Colorado 80112
                              Telecopy No.:   303-397-7400
                              Telephone No.:  303-790-8023
                              Attention:      Secretary

                              WISCO III, L.L.C.


                              By:____________________________________
                              Name:  Paul V. Reilly
                              Title: Vice President - Finance

                              Address for Notices:
                              -------------------
                              23 Inverness Way East, #160
                              Englewood, Colorado 80112
                              Telecopy No.:   303-397-7400
                              Telephone No.:  303-790-8023
                              Attention:      Secretary

                              BANQUE PARIBAS

Term Loans
Commitment:
----------
$6,852,043.84

                              By:____________________________________
                              Name:  Pierre-Jean de Filippis
                              Title: General Manager
Revolving Credit
Loans Committment:
-----------------
$3,357,606.79

                              By:____________________________________
                              Name:  Christopher S. Goodwin
                              Title: Vice President
Acquisition Loans
Commitment:
----------
$3,357,606.76
                              Address for Notices:
                              -------------------
                              Banque Paribas
                              1200 Smith Street, Suite 3100
                              Houston, Texas  77002
                              Telecopy No.:   713-659-3832
                              Telephone No.:  713-659-4811
                              Attention:      Corporate Banking Group


                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Banque Paribas
                              1200 Smith Street, Suite 3100
                              Houston, Texas 77002
                              Attention:  Leah Hughes
                                          Operations Officer

                              LENDERS:
                              -------

                              ARAB BANKING CORPORATION (B.S.C.)

Term Loans
Commitment:
-----------                   By:___________________________________
                              Name:_________________________________
$4,568,029.26                 Title:________________________________



Revolving Credit              Address for Notices:
Loans Commitment:             -------------------
-------------------           Arab Banking Corporation (B.S.C.)
                              277 Park Avenue, 32nd Floor
$2,238,404.50                 New York, New York  10172
                              Telecopy No.:        212-583-0921
                              Telephone No.:___________________
Acquisition Loans             Attention:       Ms. Louise Weiss
Commitment:
-------------------
                              With a copy to:
$2,238,404.50
                              Arab Banking Corporation (B.S.C.)
                              600 Travis Street, Suite 1900
                              Houston, Texas  77002
                              Telecopy No.:        713-227-6507
                              Telephone No.:       713-227-8444
                              Attention:           Stephen Plauche

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Arab Banking Corporation (B.S.C.)
                              277 Park Avenue, 32nd Floor
                              New York, New York  10172-3299
                              Attention: Ms. Louise Weiss

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              Arab Banking Corporation (G.C.I.)
                              277 Park Avenue, 32nd Floor
                              New York, New York  10172-3299
                              Attention: Ms. Louise Weiss

                              BANQUE PARIBAS

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:  Pierre-Jean de Filippis
$11,240,758.57                Title: General Manager

Revolving Credit
Loans Commitment:
-------------------           By:____________________________________
                              Name:  Christopher S. Goodwin
$3,357,606.79                 Title: Vice President


Acquisition Loans             Address for Notices:
Commitment:                   -----------------------
----------                    Banque Paribas
                              1200 Smith Street, Suite 3100
$3,357,606.76                 Houston, Texas 77002
                              Telecopy No.:  713-659-3832
                              Telephone No.: 713-659-4811
                              Attention:     Corporate Banking Group

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Banque Paribas
                              1200 Smith Street, Suite 3100
                              Houston, Texas 77002
                              Attention: Leah Hughes
                              Operations Officer

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              Banque Paribas
                              1200 Smith Street, Suite 3100
                              Houston, Texas 77002
                              Attention: Leah Hughes
                                         Operations Officer

                              BANK OF AMERICA ILLINOIS

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:__________________________________
$7,613,382.09                 Title:_________________________________



Revolving Credit              Address for Notices:
Loans Commitment:             ---------------------------------
----------------              Bank of America Illinois
                              231 S. LaSalle Street
$3,730,674.17                 Chicago, Illinois  60697
                              Telecopy No.:   312-974-9626
                              Telephone No.:  312-828-6386
Acquisition Loans             Attention:      Juanita L. Hester
Commitment:
----------
                              With a copy to:
$3,730,674.17                 --------------

                              Bank of America
                              U.S. Div. - S.F. Credit Products #3838
                              555 California Street, 41st Floor
                              San Francisco, CA  94104
                              Attention:   Kevin Leader

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Bank of America Illinois
                              231 S. LaSalle Street
                              Chicago, Illinois  60697
                              Attention: Juanita L. Hester

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              Bank of America Illinois
                              231 S. LaSalle Street
                              Chicago, Illinois  60697
                              Attention: Juanita L. Hester

                              CREDIT LYONNAIS NEW YORK BRANCH

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:__________________________________
$4,568,029.26                 Title:_________________________________



Revolving Credit              Addresses for Notices:
Loans Commitment:             ---------------------
----------------              Credit Lyonnais
                              1301 Avenue of the Americas
$2,238,404.50                 New York, New York  10019
                              Telecopy No.:        212-459-3170
                              Telephone No.:       212-459-7000
Acquisition Loans             Attention:           Mark Koneval
Commitment:
----------

$2,238,404.50                 With a copy to:

                              Credit Lyonnais
                              2200 Ross Avenue, Suite 4400 West
                              Dallas, Texas  75201
                              Telecopy No.:        214-220-2323
                              Telephone No.:       214-220-2300
                              Attention:           Brian Brown

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Credit Lyonnais New York Branch
                              2200 Ross Avenue, Suite 4400 West
                              Dallas, Texas  75201
                              Attention: Credit Lyonnais

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              Credit Lyonnais New York Branch
                              2200 Ross Avenue, Suite 4400 West
                              Dallas, Texas  75201
                              Attention: Credit Lyonnais

                              MERRILL LYNCH SENIOR FLOATING
                                 RATE FUND, INC.

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:__________________________________
$4,388,714.73                 Title:_________________________________


Revolving Credit              Address for Notices:
Loans Commitment:             -------------------
-------------------           Merrill Lynch
                              800 Scudders Mill Road - Area 2C
     $-0-                     Plainsboro, New Jersey  08536
                              Telecopy No.:          609-282-2550
                              Telephone No.:         609-282-2092
Acquisition Loans             Attention:             Anthony Clemente
Commitment:
-------------------

     $-0-                     Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Merrill Lynch Senior Floating Rate Fund, Inc. 800 Scudders Mill Road - Area 2C
                              Plainsboro, New Jersey  08536
                              Attention: Anthony Clemente

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              Merrill Lynch Senior Floating Rate Fund, Inc. 800 Scudders Mill Road - Area 2C
                              Plainsboro, New Jersey  08536
                              Attention: Anthony Clemente

                              NATIONAL BANK OF CANADA

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:__________________________________
$3,806,691.04                 Title:_________________________________

Revolving Credit
Loans Commitment:             By:_____________________________________
----------------              Name:___________________________________
                              Title:__________________________________
$1,865,337.09
                              Address for Notices:
                              -------------------
                              National Bank of Canada
                              2121 San Jacinto, Suite 1850
                              Dallas, Texas  75201
                              Telecopy No.:   214-871-2015
                              Telephone No.:  214-871-1208
Acquisition Loans             Attention:      Larry Sears (2 copies requested)
Commitment:
----------

$1,865,337.09                 Lending Office for Prime Rate Loans:
                              -----------------------------------
                              National Bank of Canada, New York Branch
                              125 West 55th Street
                              New York, New York  10019-5366
                              Attention: Eleanor Valentine

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              National Bank of Canada
                              125 West 55th Street
                              New York, New York  10019-5366
                              Attention: Eleanor Valentine

                              NATIONSBANK OF TEXAS, N.A.

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:__________________________________
$4,568,029.26                 Title:_________________________________


                              Address for Notices:
Revolving Credit              -------------------
Loans Commitment:             NationsBank of Texas, N.A.
----------------              901 Main Street
                              Dallas, Texas  75202
$2,238,404.50                 Telecopy No.:    214-508-0980
                              Telephone No.:   214-508-3363
                              Attention:       Kimberly Knop
Acquisition Loans
Commitment:
----------

$2,238,404.50                 Lending Office for Prime Rate Loans:
                              -----------------------------------
                              NationsBank of Texas, N.A.
                              901 Main Street
                              Dallas, Texas  75202
                              Attention: Kimberly Knop

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              NationsBank of Texas, N.A.
                              901 Main Street
                              Dallas, Texas  75202
                              Attention: Kimberly Knop

                              SOCIETE GENERALE, SOUTHWEST AGENCY

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:__________________________________
$3,045,352.84                 Title:_________________________________


Revolving Credit              Address for Notices:
Loans Commitment:             -------------------
----------------              Societe Generale
                              1111 Bagby, Suite 2020
$1,492,269.67                 Houston, Texas  77002
                              Telecopy No.:     713-650-0824
                              Telephone No.:    713-759-6318
Acquisition Loans             Attention:        Dick Erbert
Commitment:
----------
                              with a copy to:
$1,492,269.67
                              Societe Generale
                              2001 Ross Avenue, Suite 4800
                              Dallas, Texas  75201
                              Attention:   Angela Aldridge

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Societe Generale
                              2001 Ross Avenue, Suite 4800
                              Dallas, Texas  75201
                              Attention: Angela Aldridge

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              Societe Generale
                              2001 Ross Avenue, Suite 4800
                              Dallas, Texas  75201
                              Attention: Angela Aldridge

                              TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:__________________________________
$4,419,421.13                 Title:_________________________________


Revolving Credit              Address for Notices:
Loans Commitment:             -------------------
----------------              Texas Commerce Bank National Association
                              707 Travis Street, 7-TCB-North #79
$2,165,584.23                 Houston, Texas  77002
                              Telecopy No.:         713-216-6387
                              Telephone No.:        713-216-5656
Acquisition Loans             Attention:            Mary Arnold
Commitment:
----------

$2,165,584.24                 Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Texas Commerce Bank National Association
                              707 Travis Street, 7-TCB-North #79
                              Houston, Texas  77002
                              Attention: Mary Arnold

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              Texas Commerce Bank National Association
                              707 Travis Street, 7-TCB-North #79
                              Houston, Texas  77002
                              Attention: Mary Arnold

                              THE BANK OF NOVA SCOTIA

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:__________________________________
$3,806,691.04                 Title:_________________________________


Revolving Credit              Address for Notices:
Loans Commitment:             -------------------
----------------              The Bank of Nova Scotia, Atlanta Agency
                              600 Peachtree Street N.E., Suite 2700
$1,865,337.09                 Atlanta, Georgia  30308
                              Telecopy No.:        404-888-8998
                              Telephone No.:       404-877-1500
Acquisition Loans             Attention:           F.C.H. Ashby
Commitment:
----------
                              with a copy to:
$1,865,337.09
                              The Bank of Nova Scotia
                              Houston Representative Office
                              1100 Louisiana, Suite 3000
                              Houston, Texas  77002
                              Telecopy No.:        713-752-2425
                              Telephone No.:       713-759-3432
                              Attention:           Rosine Matthews

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              The Bank of Nova Scotia, Atlanta Agency
                              600 Peachtree Street N.E., Suite 2700
                              Atlanta, Georgia  30308
                              Attention: Cleve Bushey

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              The Bank of Nova Scotia, Atlanta Agency
                              600 Peachtree Street N.E., Suite 2700
                              Atlanta, Georgia  30308
                              Attention: Cleve Bushey

                              THE BOATMEN'S NATIONAL BANK OF
                                 ST. LOUIS

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:__________________________________
$4,419,421.13                 Title:_________________________________


Revolving Credit              Address for Notices:
Loans Commitment:             -------------------
----------------              The Boatmen's National Bank of St. Louis
                              800 Market Street, Mail Station LBP 37-01
$2,165,584.23                 St. Louis, Missouri  63101
                              Telecopy No.:         314-466-6645
                              Telephone No.:        314-466-7368
Acquisition Loans             Attention:            Pamela Boggeman
Commitment:
----------

$2,165,584.24                 Lending Office for Prime Rate Loans:
                              -----------------------------------
                              The Boatmen's National Bank of St. Louis,
                                Leveraged Finance
                              800 Market Street, Mail Station LBP 37-01
                              St. Louis, Missouri  63101
                              Attention: Pamela Boggeman

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              The Boatmen's National Bank of St. Louis,
                                Leveraged Finance
                              800 Market Street, Mail Station LBP 37-01
                              St. Louis, Missouri  63101
                              Attention: Pamela Boggeman

                              THE CIT GROUP/BUSINESS CREDIT, INC.

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:__________________________________
$4,419,421.13                 Title:_________________________________


Revolving Credit              Address for Notices:
Loans Commitment:             -------------------
----------------              The CIT Group/Business Credit, Inc.
                              Two Lincoln Centre, 5420 LBJ Freeway, Suite 200
$2,165,584.23                 Dallas, Texas  75240
                              Telecopy No.:     972-455-1690
                              Telephone No.:    972-455-1678
Acquisition Loans             Attention:        Pam Wozniak or Susan Brooks
Commitment:
----------

$2,165,584.24                 Lending Office for Prime Rate Loans:
                              -----------------------------------
                              The CIT Group/Business Credit, Inc.
                              Two Lincoln Centre, 5420 LBJ Freeway, Suite 200
                              Dallas, Texas  75240
                              Attention: Pam Wozniak

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              The CIT Group/Business Credit, Inc.
                              Two Lincoln Centre, 5420 LBJ Freeway, Suite 200 Dallas, Texas 75240
                              Attention: Pam Wozniak

                              THE FUJI BANK, LIMITED

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:__________________________________
$4,568,029.26                 Title:_________________________________


Revolving Credit              Address for Notices:
Loans Commitment:             -------------------
----------------              The Fuji Bank, Limited
                              1221 McKinney Street, Suite 4100
$2,238,404.50                 Houston, Texas  77010
                              Telecopy No.:     713-759-0048
                              Telephone No.:    713-650-7854
Acquisition Loans             Attention:        Nate Ellis
Commitment:
----------

$2,238,404.50                 Lending Office for Prime Rate Loans:
                              -----------------------------------
                              The Fuji Bank, Limited
                              1221 McKinney Street, Suite 4100
                              Houston, Texas  77010
                              Attention: Nate Ellis

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              The Fuji Bank, Limited
                              1221 McKinney Street, Suite 4100
                              Houston, Texas  77010
                              Attention: Nate Ellis

                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                 LIMITED, NEW YORK BRANCH

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:  Shuichi Tajima
$4,568,029.26                 Title: Deputy General Manager


Revolving Credit              Address for Notices:
Loans Commitment:             -------------------
----------------              The Long-Term Credit Bank of Japan, Limited,
                                   New York Branch
$2,238,404.50                 165 Broadway, 49th Floor
                              New York, New York  10006
                              Telecopy No.:          212-608-2371
                              Telephone No.:         212-335-4550
Acquisition Loans             Attention:             Frank H. Madden
Commitment:
----------

$2,238,404.50                 Lending Office for Prime Rate Loans:
                              -----------------------------------
                              The Long-Term Credit Bank of Japan, Limited,
                              New York Branch
                              165 Broadway, 49th Floor
                              New York, New York  10006
                              Attention: Frank H. Madden

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              The Long-Term Credit Bank of Japan, Limited,
                              New York Branch
                              165 Broadway, 49th Floor
                              New York, New York  10006
                              Attention: Frank H. Madden

                              CERES FINANCE LTD.

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:__________________________________
$395,260.24                         Director


Revolving Credit              Address for Notices:
Loans Commitment:             -------------------
----------------              Ceres Finance Ltd.
                              c/o Deutsche Morgan Grenfell (Cayman) Limited
 $-0-                         P. O. Box 1984 GT, Elizabethan Square
                              Grand Cayman, Cayman Islands
                              Attention:  Director
Acquisition Loans
Commitment:                   with a copy to:
----------

 $-0-                         Ceres Finance Ltd.
                              c/o Chancellor Senior Secured Management, Inc. 1166 Avenue of the Americas, 27th Floor
                              New York, New York 10036
                              Telephone:   212-278-9404
                              Telecopy:    212-278-9619
                              Attention:   Gregory L. Smith

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Ceres Finance Ltd.
                              c/o Deutsche Morgan Grenfell (Cayman) Limited
                              P. O. Box 1984 GT, Elizabethan Square
                              Grand Cayman, Cayman Islands
                              Attention:    Director

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              Ceres Finance Ltd.
                              c/o Deutsche Morgan Grenfell (Cayman) Limited
                              P. O. Box 1984 GT, Elizabethan Square
                              Grand Cayman, Cayman Islands
                              Attention:    Director

                              STRATA FUNDING LTD.

Term Loans
Commitment:
-----------                   By:____________________________________
                              Name:__________________________________
$288,928.42                         Director


Revolving Credit              Address for Notices:
Loans Commitment:             -------------------
----------------              Strata Funding Ltd.
                              c/o Deutsche Morgan Grenfell (Cayman) Limited
 $-0-                         P. O. Box 1984 GT, Elizabethan Square
                              Grand Cayman, Cayman Islands
                              Attention:  Director
Acquisition Loans
Commitment:                   with a copy to:
----------

 $-0-                         Strata Funding Ltd.
                              c/o Chancellor Senior Secured Management, Inc. 1166 Avenue of the Americas, 27th Floor
                              New York, New York 10036
                              Telephone:         212-278-9404
                              Telecopy:          212-278-9619
                              Attention:         Gregory L. Smith

                              Lending Office for Prime Rate Loans:
                              -----------------------------------
                              Strata Funding Ltd.
                              c/o Deutsche Morgan Grenfell (Cayman) Limited
                              P. O. Box 1984 GT, Elizabethan Square
                              Grand Cayman, Cayman Islands
                              Attention:    Director

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              Strata Funding Ltd.
                              c/o Deutsche Morgan Grenfell (Cayman) Limited
                              P. O. Box 1984 GT, Elizabethan Square
                              Grand Cayman, Cayman Islands
                              Attention:    Director

                              RESTRUCTURED OBLIGATIONS BACKED BY
                              SENIOR ASSETS B.V.

Term Loans           By:         ABN Trust Company (Netherlands),
Commitment:                      its Managing Director
-------------------

$3,704,526.07        By:_____________________________________________
                     Name:___________________________________________
                     Title:__________________________________________

Revolving Credit     Address for Notices:
Loans Commitment:    -------------------
----------------     Chancellor Senior Secured Management, Inc.
                     1166 Avenue of the Americas, 27th Floor
     $-0-            New York, New York 10036
                     Telephone:  212-278-9404
                     Telecopy:   212-278-9619
Acquisition Loans    Attention:  Gregory L. Smith
Commitment:
----------

     $-0-            Lending Office for Prime Rate Loans:
                     -----------------------------------
                     State Street Bank & Trust Co.
                     Corporate Trust Department
                     Two International Place
                     Boston, Massachusetts 02110
                     Telephone:  617-664-5327
                     Telecopy:   617-664-5366
                     Attention:  Mike Abril

                     Lending Office for Eurodollar Loans:
                     -----------------------------------
                     State Street Bank & Trust Co.
                     Corporate Trust Department
                     Two International Place
                     Boston, Massachusetts 02110
                     Telephone:  617-664-5327
                     Telecopy:   617-664-5366
                     Attention:  Mike Abril

                                  EXHIBIT "A"

                        Form of Acquisition Loans Note
                        ------------------------------

                            ACQUISITION LOANS NOTE
                            ----------------------


$_________________                 Houston, Texas              November __, 1996

     FOR VALUE RECEIVED, the undersigned, MAIL-WELL I CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ___________
                  --------
_______________________________ (the "Lender"), at the Principal Office of the
                                      ------
Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of __________________________________________ Dollars ($_____________) or such lesser amount as shall equal the aggregate unpaid principal amount of the Acquisition Loans made by the Lender (or its predecessor in interest) to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of such Loans, at such office, in like money and funds, for the period commencing on the date of such Loans until such Loans shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     This Note is one of the Acquisition Notes referred to in the Third Amended and Restated Credit Agreement dated as of November __, 1996, among the Borrower, certain Subsidiaries of the Borrower, the Lenders named therein and Banque Paribas, as agent for the Lenders (such Third Amended and Restated Credit Agreement, as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, being referred to herein as the "Credit
                                                                ------
Agreement"), and evidences the Acquisition Loans made by the Lender (or its predecessor in interest) thereunder. The holder of this Note shall be entitled to, without limitation, the benefits provided in the Credit Agreement as set forth therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayment of the Acquisition Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

     The Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or

ACQUISITION LOANS NOTE - Page 1
forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT OF THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                                    MAIL-WELL I CORPORATION


                                    By:_______________________________
                                    Name:  Paul V. Reilly
                                    Title: Vice President - Finance

ACQUISITION LOANS NOTE - Page 2

                                  EXHIBIT "B"

                       Form of Assignment and Acceptance
                       ---------------------------------

                           ASSIGNMENT AND ACCEPTANCE
                           -------------------------

                          Date: _______________, 19__

     Reference is made to the Third Amended and Restated Credit Agreement dated as of November __, 1996 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement"), among
                                                      ----------------
Mail-Well I Corporation, a Delaware corporation (the "Borrower"), certain
                                                      --------
Subsidiaries of the Borrower, the Lenders named therein (the "Lenders"), and
                                                              -------
Banque Paribas, as agent for the Lenders (in such capacity, the "Agent").
                                                                 -----
Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Assignment and Acceptance is being executed pursuant to Section 13.8 of the Credit Agreement.
                                         ------------

     _________________________ (the "Assignor") and ______________________ (the
"Assignee") agree as follows:
 --------

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the following interests in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the Effective Date (as defined below):

     (a) a ____% interest in the Revolving Credit Loans Commitments (which percentage interest represents a $________ commitment with respect to the aggregate Revolving Credit Loans Commitments of $30,000,000);

     (b) a ____% interest in the Acquisition Loans Commitments (which percentage interest represents a $________ commitment with respect to the aggregate Acquisition Loans Commitments of $30,000,000);

     (c) a ____% interest in the aggregate outstanding principal amount of the Term Loans (which percentage interest represents a $______ interest in the $________ aggregate principal amount of the Term Loans presently outstanding);

     (d) a ____% interest in the aggregate outstanding principal amount of the Revolving Credit Loans (which percentage interest represents a $______ interest in the $________ aggregate principal amount of the Revolving Credit Loans presently outstanding);

     (e) a ____% interest in the aggregate outstanding principal amount of the Acquisition Loans (which percentage interest represents a $______ interest in the $________ aggregate principal amount of the Acquisition Loans presently outstanding).

          After giving effect to this Assignment and Acceptance, the Revolving Credit Loans Commitment and the Acquisition Loans Commitment of Assignor will be $__________________ and $ __________________, respectively, and the

ASSIGNMENT AND ACCEPTANCE - Page 1
          outstanding principal amount of Assignor's interest in the Term Loans, Revolving Credit Loans and Acquisition Loans will be $_________, $__________ and $_________, respectively.

     2. The Assignor (i) represents that, as of the date hereof, (A) its Revolving Credit Loans Commitment is $_______________, (B) its Acquisition Loans Commitment is $_______________, (C) the outstanding principal balance of its Term Loans is $_______________, (D) the outstanding principal balance of its Acquisition Loans is $_______________, and (E) the outstanding principal balance of its Revolving Credit Loans is $_______________, and its pro rata share of the Letters of Credit outstanding under its Revolving Credit Loans Commitment is $___________(all as unreduced by any assignments which have not yet become effective); (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Credit Agreement or any other Loan Document; and (iv) attaches the Notes held by Assignor and requests that the Agent exchange such Notes for a new [TERM LOANS NOTE, REVOLVING CREDIT LOANS NOTE AND ACQUISITION LOANS NOTE PAYABLE TO THE ORDER OF (A) THE ASSIGNEE IN AN AMOUNT EQUAL TO (I) IN THE CASE OF THE TERM LOANS NOTE, THE PRINCIPAL AMOUNT OF THE TERM LOANS ASSIGNED TO ASSIGNEE PURSUANT HERETO, (II) IN THE CASE OF THE REVOLVING CREDIT LOANS NOTE, THE AMOUNT OF ASSIGNOR'S REVOLVING CREDIT LOANS COMMITMENT ASSUMED BY ASSIGNEE HEREUNDER, AND (III) IN THE CASE OF THE ACQUISITION LOANS NOTE, THE AMOUNT OF ASSIGNOR'S ACQUISITION LOANS COMMITMENT ASSUMED BY ASSIGNEE HEREUNDER, AND (B) THE ASSIGNOR IN AN AMOUNT EQUAL TO (I) IN THE CASE OF THE TERM LOANS NOTE, THE PRINCIPAL AMOUNT OF THE TERM LOANS RETAINED BY ASSIGNOR, (II) IN THE CASE OF THE REVOLVING CREDIT LOANS NOTE, THE PRINCIPAL AMOUNT OF THE REVOLVING CREDIT LOANS COMMITMENT RETAINED BY ASSIGNOR, AND (III) IN THE CASE OF THE ACQUISITION LOANS NOTE, THE PRINCIPAL AMOUNT OF THE ACQUISITION LOANS COMMITMENT RETAINED BY ASSIGNOR]/1/.

     3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1 thereof, and such other
                                           -----------
documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Agent to take


____________________

     /1/ If this Assignment and Acceptance does not relate to all of the Loans or if the Acquisition Loans Commitments have terminated at the time of the execution of this Assignment and Acceptance, this language is to be revised accordingly.


ASSIGNMENT AND ACCEPTANCE - Page 2
such action on the Assignee's behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; (vii) agrees that it will keep confidential all information with respect to the Loan Parties furnished to it by any Loan Party or the Assignor marked as being confidential (other than information generally available to the public) in accordance with Section 13.20 of the Credit Agreement; and (viii) attaches the
                -------------
forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, or a certificate as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty./2/

     4. The effective date for this Assignment and Acceptance shall be ___________ ____, 19__ (the "Effective Date")./3/ Following the execution of
                             --------------
this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent.

     5.   Upon such acceptance and recording, from and after the Effective Date,
(i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents, (ii) the Assignee shall be a party to each of the Intercreditor Agreement and the Accounts Receivable Securitization Facility Intercreditor Agreement as if it were a signatory thereto, and to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder, and
(iii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

     6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

     7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


_________________

     /2/ If the Assignee is organized under the laws of a jurisdiction outside the United States.

     /3/ Such date shall be at least five Business Days after the execution of this Assignment and Acceptance and delivery thereof to the Agent (unless otherwise agreed by the Agent).

ASSIGNMENT AND ACCEPTANCE - Page 3

     8. The Assignee's address for notices and Applicable Lending Office for purposes of the Credit Agreement (until such address or office are subsequently changed in accordance with the Credit Agreement) are specified below its name on the signature pages of this Assignment and Acceptance.


                              [NAME OF ASSIGNOR]


                              By:    ________________________________
                              Name:  ________________________________
                              Title: ________________________________



                              [NAME OF ASSIGNEE]


                              By:    ________________________________
                              Name:  ________________________________
                              Title: ________________________________


                              Address for Notices:
                              -------------------
                              _______________________________________
                              _______________________________________
                              _______________________________________
                              Fax No. (_____) _______________________
                              Telephone No. (_____) _________________
                              Attention: ____________________________

                              Lending Office for Prime Rate Loans:
                              -----------------------------------

                              _______________________________________
                              _______________________________________
                              _______________________________________

                              Lending Office for Eurodollar Loans:
                              -----------------------------------

                              _______________________________________
                              _______________________________________
                              _______________________________________


ASSIGNMENT AND ACCEPTANCE - Page 4

ACCEPTED BY:

BANQUE PARIBAS, as Agent for the Lenders



By:    ____________________________
Name:  ____________________________
Title: ____________________________



By:    ____________________________
Name:  ____________________________
Title: ____________________________


Date:  ____________________________


APPROVED BY:

MAIL-WELL I CORPORATION



By:    ____________________________
Name:  ____________________________
Title: ____________________________


ASSIGNMENT AND ACCEPTANCE - Page 5

                                  EXHIBIT "C"

                      Form of Revolving Credit Loans Note
                      -----------------------------------

                          REVOLVING CREDIT LOANS NOTE
                          ---------------------------


$_________________            Houston, Texas                November __, 1996

     FOR VALUE RECEIVED, the undersigned, MAIL-WELL I CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ___________
                  --------
_______________________________ (the "Lender"), at the Principal Office of the
                                      ------
Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of __________________________________________ Dollars ($_____________) or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Credit Loans made or deemed made by the Lender (or its predecessor in interest) to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of each such Loan until each such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     This Note is one of the Revolving Credit Loans Notes referred to in the Third Amended and Restated Credit Agreement dated as of November __, 1996, among the Borrower, certain Subsidiaries of the Borrower, the Lenders named therein and Banque Paribas, as agent for the Lenders (such Third Amended and Restated Credit Agreement, as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, being referred to herein as the "Credit
                                                                         ------
Agreement"), and evidences Revolving Credit Loans made or deemed made by the
---------
Lender (or its predecessor in interest) thereunder. The holder of this Note shall be entitled to, without limitation, the benefits provided in the Credit Agreement as set forth therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayment of the Revolving Credit Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS ( WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

     The Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or

REVOLVING CREDIT LOANS NOTE - PAGE 1
forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT OF THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     This Note is issued in replacement of, but not in extinguishment of the indebtedness evidenced by, those certain Revolving Credit Loans Tranche 1 Notes made by the Borrower and delivered pursuant to the Original Agreement, the First Restated Agreement and the Second Restated Agreement.

                                    MAIL-WELL I CORPORATION


                                    By:_____________________________
                                    Name:  Paul V. Reilly
                                    Title: Vice President - Finance

REVOLVING CREDIT LOANS NOTE - PAGE 2

                                  EXHIBIT "D"

                            Form of Term Loans Note
                            -----------------------

                                TERM LOANS NOTE
                                ---------------


$_________________       Houston, Texas            November __, 1996

     FOR VALUE RECEIVED, the undersigned, MAIL-WELL I CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ___________
                  --------
_______________________________ (the "Lender"), at the Principal Office of the
                                      ------
Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of __________________________________________ Dollars ($_____________) on the dates and in the principal amounts provided in the Credit Agreement referred to below with respect to the Term Loans evidenced by this Note, and to pay interest on the unpaid principal amount of the Term Loans evidenced by this Note, at such office, in like money and funds, for the period commencing on the date of such Loans until such Loans shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     This Note is one of the Term Loans Notes referred to in the Third Amended and Restated Credit Agreement dated as of November __, 1996, among the Borrower, certain Subsidiaries of the Borrower, the Lenders named therein and Banque Paribas, as agent for the Lenders (such Third Amended and Restated Credit Agreement, as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, being referred to herein as the "Credit
                                                                ------
Agreement"), and evidences the Term Loans made or deemed made by the Lender (or its predecessor in interest) thereunder. The holder of this Note shall be entitled to, without limitation, the benefits provided in the Credit Agreement as set forth therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayment of the Term Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

     The Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT OF THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     This Note is issued in replacement of, but not in extinguishment of the indebtedness evidenced by, those certain Term Loans A Notes (as defined in the Second Restated Agreement) and Term Loans B Notes (as defined in the Second Restated Agreement) made by the Borrower and delivered pursuant to the Original Agreement, the First Restated Agreement and the Second Restated Agreement.

                                    MAIL-WELL I CORPORATION


                                    By:___________________________________
                                    Name:  Paul V. Reilly
                                    Title: Vice President - Finance


TERM LOANS NOTE - PAGE 2

                                  EXHIBIT "E"

     Form of Notice of Borrowings, Conversions, Continuation or Prepayments
     ----------------------------------------------------------------------

                       NOTICE OF BORROWINGS, CONVERSIONS,
                          CONTINUATIONS OR PREPAYMENTS
                          ----------------------------


Date:  _______________, 19__

Banque Paribas, as Agent
1200 Smith Street
Suite 3100
Houston, Texas 77002

__________________:

     Reference is made to the Third Amended and Restated Credit Agreement dated as of November __, 1996 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement"), among
                                                      ----------------
Mail-Well I Corporation, a Delaware corporation (the "Borrower"), certain of the
                                                      --------
Subsidiaries of the Borrower, the Lenders named therein (the "Lenders"), and
                                                              -------
Banque Paribas, as Agent for the Lenders (in such capacity, the "Agent").
                                                                 -----
Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The Borrower hereby gives you this Notice, irrevocably, pursuant to Section
                                                                         -------
2.9 of the Credit Agreement.  The Borrower hereby notifies you of the following
---
(check and/or complete the applicable item):


____   (a)      New Loan.
                --------

               (i) (A) The Borrower requests Revolving Credit Loans in the amount of $________ on _______________, 199__.

                    (B)  The Revolving Credit Loans will be of the following
          Type: [Prime Rate Loan] [Eurodollar Loan].

                    (C) If the Revolving Credit Loans will be a Eurodollar Loan, the Interest Period will be _____ month[s].

               (ii) (A) The Borrower requests Acquisition Loans in the amount of $_________ on _______________, 199__.

                    (B) The Acquisition Loans will be of the following type:
          [Prime Rate Loan ] [Eurodollar Loan].

NOTICE OF BORROWINGS, CONVERSIONS, CONTINUATIONS
OR PREPAYMENTS - PAGE 1

                    (C) If the Acquisition Loans will be a Eurodollar Loan, the Interest Period will be _____ month[s].

____ (b)  [Conversion] [Continuation] of Loan
          -----------------------------------

               (i) (A) The Borrower requests a [Conversion] [Continuation] of Term Loans in the amount of $________ on __________, ____.

                    (B) The Type of Term Loans to be [Converted] [Continued] will be a [Prime Rate Loan] [Eurodollar Loan].

                    (C) The Term Loans resulting from the [Conversion] [Continuation] will be a [Prime Rate Loan] [Eurodollar Loan].

                    (D) If the Term Loans resulting from the [Conversion] [Continuation] will be a Eurodollar Loan, the Interest Period for such Loan will be _____ month[s].

               (ii) (A) The Borrower requests a [Conversion] [Continuation] of Revolving Credit Loans in the amount of $________ on __________, ____.

                    (B) The Type of Revolving Credit Loans to be [Converted] [Continued] will be a [Prime Rate Loan] [Eurodollar Loan].

                    (C) The Revolving Credit Loans resulting from the [Conversion] [Continuation] will be a [Prime Rate Loan] [Eurodollar Loan].

                    (D) If the Revolving Credit Loans resulting from the [Conversion] [Continuation] will be a Eurodollar Loan, the Interest Period for such Loan will be _____ month[s].

              (iii) (A) The Borrower requests a [Conversion] [Continuation] of Acquisition Loans in the amount of $________ on ___________, ____.

                    (B) The Type of Acquisition Loans to be [Converted] [Continued] will be a [Prime Rate Loan] [Eurodollar Loan].

                    (C) The Acquisition Loans resulting from the [Conversion] [Continuation] will be a [Prime Rate Loan] [Eurodollar Loan].

                    (D) If the Acquisition Loans resulting from the [Conversion] [Continuation] will be a Eurodollar Loan, the Interest Period for such Loan will be _____ month[s].

NOTICE OF BORROWINGS, CONVERSIONS, CONTINUATIONS
OR PREPAYMENTS - PAGE 2

____ (c)  Prepayment.
          ----------

               (i) (A) The Borrower will make a prepayment of the principal of the Term Loans in the amount of $___________ on ______________, ____.

                    (B)  The Term Loans to be prepaid will be of the following
          Type: [Prime Rate Loan] [Eurodollar Loan].

                    (C) If the Term Loans to be prepaid is a Eurodollar Loan, it has an Interest Period of _____ month[s] that will end on _____________, ____.

               (ii) (A) The Borrower will make a prepayment of the principal of the Revolving Credit Loans in the amount of $___________ on ______________, ____.

                    (B) The Revolving Credit Loans to be prepaid will be of the following Type: [Prime Rate Loan] [Eurodollar Loan].

                    (C) If the Revolving Credit Loans to be prepaid is a Eurodollar Loan, it has an Interest Period of _____ month[s] that will end on _____________, ____.

              (iii) (A) The Borrower will make a prepayment of the principal of the Acquisition Loans in the amount of $___________ on ______________, ____.

                    (B) The Acquisition Loans to be prepaid will be of the following Type: [Prime Rate Loan] [Eurodollar Loan].

                    (C) If the Acquisition Loans to be prepaid is a Eurodollar Loan, it has an Interest Period of _____ month[s] that will end on _____________, ____.


                              MAIL-WELL I CORPORATION


                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________


NOTICE OF BORROWINGS, CONVERSIONS, CONTINUATIONS
OR PREPAYMENTS - PAGE 3

                                  EXHIBIT "F"

                            Intercreditor Agreement
                            -----------------------

                 AMENDED AND RESTATED INTERCREDITOR AGREEMENT
                 --------------------------------------------

     THIS AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this "Agreement"), dated
                                                              ---------
effective as of November 15, 1996, is made and entered into by and among the "Mail-Well Lenders" as hereinafter defined, the "Supremex Lenders" as hereinafter defined and the "Financing Lenders" as hereinafter defined (the Mail-Well Lenders, the Supremex Lenders and the Financing Lenders are hereinafter collectively referred to as the "Lenders").
                                             -------

                                   RECITALS:

     WHEREAS, concurrently herewith, Mail-Well I Corporation, a Delaware corporation ("Mail-Well"), certain of the subsidiaries of Mail-Well, Banque
              ---------
Paribas, as Agent, and the lenders which are parties thereto (the "Mail-Well
                                                                   ---------
Lenders") are entering into that certain Third Amended and Restated Credit
-------
Agreement dated as of November 15, 1996 (the "Mail-Well Credit Agreement")
                                              --------------------------
pursuant to which the Mail-Well Lenders have made and will make loans to, and have issued (or participated in the issuance of) and will issue (or participate in the issuance of) letters of credit for the account of, Mail-Well secured by the "Collateral" as described and defined in the Mail-Well Credit Agreement (the "U.S. Collateral");
 ---------------

     WHEREAS, concurrently herewith, Supremex Inc., a corporation organized under the Canada Business Corporations Act ("Supremex"), Mail-Well, Innova
                                             --------
Envelope Inc. (a subsidiary of Supremex), Banque Paribas, as Agent, and the lenders which are parties thereto (the "Supremex Lenders") are entering into
                                        ----------------
that certain Amended and Restated Credit Agreement dated as of November 15, 1996 (the "Supremex Credit Agreement") pursuant to which the Supremex Lenders have
      -------------------------
made and will make loans to, have accepted (or participated in the acceptance of) and will accept (or participate in the acceptance of) bankers' acceptances drawn by Supremex and have issued (or participated in the issuance of) and will issue (or participate in the issuance of) letters of credit for the account of, Supremex secured by (a) the "Collateral" in which Liens are granted by Supremex and Innova as described and defined in the Supremex Credit Agreement (the

"Canadian Collateral") and (b) the U.S. Collateral;
 -------------------

     WHEREAS, in connection with predecessor agreements to the Mail-Well Credit Agreement and the Supremex Credit Agreement, the Mail-Well Lenders and the Supremex Lenders (or their predecessors in interest) entered into that certain Intercreditor Agreement dated as of July 31, 1995 (the "Original Intercreditor
                                                        ----------------------
Agreement") pursuant to which they agreed upon certain relative rights in and to
---------
the U.S. Collateral and the Canadian Collateral as a means of avoiding any controversy regarding conflicting liens, security interests and/or other rights, titles and/or interests in and to such collateral or any part thereof;

     WHEREAS, concurrently herewith, Mail-Well, certain subsidiaries of Mail-Well, Paribas Properties, Inc. (as lessor), Banque Paribas, as Agent, and the lenders, including the "Financing Lenders" as described and defined therein (the "Financing Lenders") and the "Equity Lenders", as described and defined therein
 -----------------
(the "Equity Lenders"), which are parties thereto (the "Equipment Lease Facility
      --------------                                    ------------------------
Lenders") are entering into the "Equipment Lease Facility Documents", as such
-------
term is defined in the Mail-Well Credit Agreement (the "Equipment Lease Facility
                                                        ------------------------
Documents") pursuant
---------
to which the Equipment Lease Facility Lenders are making loans to Paribas Properties, Inc. to finance its purchase of certain equipment (the "Equipment")
                                                                    ---------
from Mail-Well and certain subsidiaries of Mail-Well which is, concurrently herewith, being leased to Mail-Well and certain subsidiaries of Mail-Well, which loans made by the Financing Lenders (the "Financing Loans") are, concurrently
                                          ---------------
herewith, being guaranteed by Mail-Well, Inc. ("Holdings") and Mail-Well and
                                                --------
certain subsidiaries of Mail-Well and are secured by (a) a second priority security interest (subordinate to the first priority security interest in favor of the Equity Lenders) in the Equipment (the "Equipment Collateral") and (b) the
                                              --------------------
U.S. Collateral; and

     WHEREAS, the parties hereto desire to amend and restate the Original Intercreditor Agreement to provide for the relative rights of the Mail-Well Lenders, the Supremex Lenders and the Financing Lenders in and to the U.S. Collateral, the Canadian Collateral and the Equipment Collateral;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Pro Rata Sharing of Collateral. Except as provided below, the Mail-
          ------------------------------
Well Lenders, the Supremex Lenders and the Financing Lenders expressly acknowledge and agree that any and all rights, titles and/or interests of the Mail-Well Lenders, the Supremex Lenders and/or the Financing Lenders (including their respective successors and assigns) in and to the U.S. Collateral, the Supremex Collateral and the Equipment Collateral, whether such rights, titles and/or interests now or hereafter exist or arise and whether the U.S. Collateral, the Supremex Collateral and the Equipment Collateral, or any part thereof is now owned or hereafter acquired by Holdings, Mail-Well or any subsidiary of Mail-Well, are and shall be in all respects, as among the Mail-Well Lenders, the Supremex Lenders and the Financing Lenders, equal as to priority. Without limiting the generality of the foregoing, upon the exercise of any right or remedy with respect to the U.S. Collateral, the Supremex Collateral or the Equipment Collateral or any portion thereof by or on behalf of the Mail-Well Lenders, the Supremex Lenders or the Financing Lenders with respect to the Mail-Well Credit Agreement, the Supremex Credit Agreement or the Equipment Lease Facility Documents, respectively, or otherwise, the U.S. Collateral, the Canadian Collateral and the Equipment Collateral shall be (a) shared among the Mail-Well Lenders, the Supremex Lenders and the Financing Lenders pro rata based
                                                                  --- ----
upon the aggregate principal amount of the indebtedness then outstanding under the Mail-Well Credit Agreement (inclusive of the then-outstanding face amount of the letters of credit issued pursuant to the Mail-Well Credit Agreement, collectively the "Mail-Well Indebtedness"), the aggregate principal amount of
                  ----------------------
the indebtedness then outstanding under the Supremex Credit Agreement (inclusive of the then-outstanding face amount of the letters of credit issued and bankers' acceptances accepted pursuant to the Supremex Credit Agreement, collectively the "Supremex Indebtedness") and the aggregate principal amount of the indebtedness
 ---------------------
constituting the "Financing Loans" then outstanding under the Equipment Lease Facility Documents (collectively, the "Financing Loans"), and (b) applied to
                                       ---------------
(and/or held for application against) such indebtedness in such pro rata manner.
                                                                --- ----
Notwithstanding the foregoing, no proceeds of the U.S. Collateral or the Equipment Collateral shall be applied against the Supremex Indebtedness until such time as all of the Canadian Collateral has been foreclosed upon, transferred in lieu of foreclosure or otherwise realized upon, and no proceeds of the U.S. Collateral or the Supremex Collateral shall be applied against the Financing Loans until such time as all of the Equipment Collateral has been foreclosed upon, transferred in lieu of foreclosure or otherwise realized upon. Any proceeds of the U.S. Collateral or the Equipment Collateral (including any interest earned with respect thereto) which would, but for the provisions of the preceding sentence, be applied to the Supremex Indebtedness shall be held by Banque Paribas, as collateral agent for the Mail-Well Lenders, the Supremex Lenders and the Financing Lenders (the "Collateral Agent"), until such time as they are permitted to be applied to the Supremex Indebtedness in accordance with the preceding sentence, and any proceeds of the U.S. Collateral or the Supremex Collateral (including any interest earned with respect thereto) which would, but for the provisions of the preceding sentence, be applied to the Financing Loans shall be held by the Collateral Agent until such time as they are permitted to be applied to the Financing Loans in accordance with the preceding sentence. Any and all U.S. Collateral or Equipment Collateral or proceeds thereof initially held for application against the Supremex Indebtedness as provided in this Paragraph 1
                                                                  -----------
above shall be applied to the Mail-Well Indebtedness and the Financing Loans, on a pro rata basis as provided above, after all Supremex Indebtedness has been paid in full, and any and all U.S. Collateral or Supremex Collateral or proceeds thereof initially held for application against the Financing Loans as provided in this Paragraph 1 above shall be applied to the Mail-Well Indebtedness and the
        -----------
Supremex Indebtedness, on a pro rata basis as provided above, after all Financing Loans have been paid in full.

     2.   Application of Priority Notwithstanding Order of Creation or
          ------------------------------------------------------------
Perfection.  The terms and provisions of Paragraph 1 of this Agreement are
----------                               -----------
applicable irrespective of (a) whether or not the Supremex Collateral secures the Mail-Well Indebtedness or the Financing Loans (as between the grantors of the liens, security interests or other collateral assignments in the Supremex Collateral and the beneficiaries thereof) and whether or not the Equipment Collateral secures the Mail-Well Indebtedness or the Supremex Indebtedness (as between the grantors of the liens, security interests or other collateral assignments in the Equipment Collateral and the beneficiaries thereof), (b) the validity or enforceability of, or the time or order of creation, attachment or perfection of, any lien, security interest and/or other right, title and/or interest of the Mail-Well Lenders, the Supremex Lenders and the Financing Lenders in and to the U.S. Collateral, the Supremex Collateral or the Equipment Collateral or any part thereof, (c) the time or order of the execution, delivery, performance or filing of any mortgage, deed of trust, security agreement, financing statement or other agreement, document, instrument or certificate, or (d) the time of giving or the failure to give notice of the creation, existence or acquisition, or the expected creation, existence or acquisition, of any lien, security interest and/or other right, title and/or interest.

     3.   Appointment of Collateral Agent, Etc. Each Lender hereby irrevocably
          ------------------------------------
appoints and authorizes the Collateral Agent to act as its agent hereunder with such powers as are specifically delegated to the Collateral Agent by the terms of this Agreement, the Mail-Well Credit Agreement, the Supremex Credit Agreement and/or the Equipment Lease Facility Documents, together with such other powers as are reasonably incidental thereto. Neither the Collateral Agent nor any of its affiliates, officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Collateral Agent (a) shall have no duties or responsibilities except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee or fiduciary for any Lender, (b) shall not be required to initiate any litigation or collection proceedings hereunder, (c) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, enforceability or sufficiency of this Agreement or any other document referred to or provided for herein or therein or for any failure by any person or entity to perform any of its indebtedness, liabilities or obligations hereunder or thereunder, (d) may consult with legal counsel (including counsel for any "Loan Party" as such term is defined in the Mail-Well Credit Agreement, the Supremex Credit Agreement and the Equipment Lease Facility Documents), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, and
(e) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Collateral Agent shall in all cases be fully protected vis-a-vis the Mail-Well Lenders, the Supremex Lenders and the Financing Lenders in acting, or in refraining from acting, hereunder in accordance with instructions signed by the "Required Lenders" (as such term is defined in the Mail-Well Credit Agreement), the "Required Lenders" (as such term is defined in the Supremex Credit Agreement) and the "Required Financing Lenders"(as such term is defined in the Equipment Lease Facility Documents), respectively, and such instructions of such portion of each of the Mail-Well Lenders, the Supremex Lenders and the Financing Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders; provided, however, that the Collateral Agent shall not be
                --------  -------
required to take any action which exposes the Collateral Agent to liability or which is contrary to this Agreement, any other agreement, document or instrument between or among the applicable parties or applicable law.

     4.   Rights of Agent as a Lender.  With respect to the Mail-Well
          ---------------------------
Indebtedness, the Supremex Indebtedness and the Financing Loans held by it, Banque Paribas (and any successor acting as Collateral Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Collateral Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Collateral Agent in its individual capacity. The Collateral Agent and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, own securities of and generally engage in any kind of banking, trust or other business with, any Loan Party, as such term is defined in the Mail-Well Credit Agreement, the Supremex Credit Agreement and the Equipment Lease Facility Documents, or any of its affiliates and any other person or entity who may do business with or own securities of any such Loan Party or any of its affiliates, all as if it were not acting as the Collateral Agent and without any duty to account therefor to the Lenders.

     5.   INDEMNIFICATION.  EACH LENDER HEREBY AGREES TO INDEMNIFY THE
          ---------------
COLLATERAL AGENT FROM AND HOLD THE COLLATERAL AGENT HARMLESS AGAINST, RATABLY IN ACCORDANCE WITH ITS PRO RATA SHARE OF THE AGGREGATE OF THE MAIL-WELL
                    --- ----
INDEBTEDNESS, THE SUPREMEX INDEBTEDNESS AND THE FINANCING LOANS OUTSTANDING AS OF THE RELEVANT TIME, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED

AGAINST THE COLLATERAL AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE COLLATERAL AGENT UNDER OR IN RESPECT OF THIS AGREEMENT; PROVIDED, FURTHER, THAT NO LENDER SHALL
                                       --------
BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE COLLATERAL AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE LENDERS THAT THE COLLATERAL AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE COLLATERAL AGENT (EXCEPT TO THE EXTENT THE SAME ARE CAUSED BY THE COLLATERAL AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT). WITHOUT LIMITING ANY OTHER PROVISION OF THIS PARAGRAPH 5, EACH LENDER AGREES TO REIMBURSE THE COLLATERAL AGENT PROMPTLY UPON
-----------
DEMAND FOR ITS PRO RATA SHARE OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE COLLATERAL AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT.

     6.   Irrevocable and Continuing Agreement. This Agreement is an irrevocable
          ------------------------------------
and continuing agreement, and each Lender may rely, and continue to rely, upon this Agreement in extending credit and making other financial accommodations without the necessity of the giving of any notice to any Lender (or their respective successors or assigns). If, notwithstanding the agreement and intent of the parties hereto as set forth in the immediately preceding sentence, it is determined that any party hereto (or its successors or assigns) shall have the legal right to terminate this Agreement, then such termination shall not be effective unless and until 60 days after the other parties hereto shall have actually received written notice of such termination from the terminating party, which notice must have been delivered to the address or telecopy number of the non-terminating party specified in Paragraph 7 of this Agreement.
                                   -----------
Notwithstanding anything to the contrary contained in the immediately preceding sentence or elsewhere in this Agreement, no termination of this Agreement by any Lender (or their respective successors or assigns) shall in any way affect or impair (a) the relative priorities of any lien, security interest and/or other right, title and/or interest of the Lenders in and to the Collateral or any part thereof securing, or the relative priorities of the application of the proceeds of any Collateral whether or not securing, the Mail-Well Indebtedness, the Supremex Indebtedness and/or the Financing Loans existing or arising created by this Agreement (as if this Agreement were not terminated), or (b) the rights or obligations of any party hereto created, existing or arising prior to such termination.

     7.   Notices. Any notice to be given by any Mail-Well Lender, Supremex
          -------
Lender or Financing Lender to any other Lender with respect to this Agreement shall be in writing and, except as provided in Paragraph 6 of this Agreement,
                                               -----------
shall be deemed given on the third day after actual
delivery thereof (by mail, telecopy or otherwise) to the addressee at the following address or telecopy number (or to such other address or telecopy number as any Lender may specify in writing from time to time pursuant to a written notice given pursuant to this Paragraph 7):
                                      -----------

     (a)  if to any Mail-Well Lender:

               c/o Banque Paribas, as Collateral Agent
               2121 San Jacinto Street, Suite 930
               Dallas, Texas 75201
               Attention:  Mr. Christopher S. Goodwin
               Telecopy No.:  (214) 969-0380

     (b)  if to any Supremex Lender:

               c/o Banque Paribas, as Collateral Agent
               2121 San Jacinto Street, Suite 930
               Dallas, Texas 75201
               Attention:  Mr. Christopher S. Goodwin
               Telecopy No.:  (214) 969-0380

     (c)  if to any Financing Lender:

               c/o Banque Paribas, as Collateral Agent
               2121 San Jacinto Street, Suite 930
               Dallas, Texas 75201
               Attention:  Mr. Christopher S. Goodwin
               Telecopy No.:  (214) 969-0380

     8.   Successors and Assigns. This Agreement shall be binding upon, and
          ----------------------
shall inure to the benefit of, the Lenders and their respective successors and assigns. No person or entity other than the parties hereto and their respective successors and assigns shall have any right or remedy with respect to, or otherwise be a beneficiary of, this Agreement. Without limiting the generality of the foregoing, neither Holdings, Mail-Well, Supremex, any subsidiary of Mail-Well or Supremex or any other "Loan Party", as such term is defined in the Mail-Well Credit Agreement, the Supremex Credit Agreement and the Equipment Lease Facility Documents, shall have any right or remedy with respect to, or otherwise be a beneficiary of, this Agreement.

     9.   GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     10.  Multiple Counterparts. This Agreement may be executed in multiple
          ---------------------
counterparts.

     11.  Amendment and Restatement. This Agreement shall constitute an
          -------------------------
amendment and restatement of the Original Intercreditor Agreement.

     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date stated hereinabove.

                              COLLATERAL AGENT:
                              ----------------

                              BANQUE PARIBAS, as Collateral Agent


                              By:______________________________________
                              Name:   Pierre-Jean de Filippis
                              Title:  General Manager


                              By:______________________________________
                              Name:   Christopher S. Goodwin
                              Title:  Vice President

                              MAIL-WELL LENDERS,
                              SUPREMEX LENDERS
                              AND/OR FINANCING
                              LENDERS (AS APPLICABLE):
                              -----------------------

                              ARAB BANKING CORPORATION (B.S.C.)


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              BANQUE PARIBAS


                              By:______________________________________
                              Name:  Pierre-Jean de Filippis
                              Title: General Manager


                              By:______________________________________
                              Name:  Christopher S. Goodwin
                              Title: Vice President

                              BANK OF AMERICA ILLINOIS


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              MERRILL LYNCH SENIOR FLOATING
                              RATE FUND, INC.


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              NATIONAL BANK OF CANADA


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________


                              NATIONAL BANK OF CANADA


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              NATIONSBANK OF TEXAS, N.A.


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              PARIBAS BANK OF CANADA


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              SOCIETE GENERALE, SOUTHWEST AGENCY


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              TEXAS COMMERCE BANK NATIONAL
                              ASSOCIATION


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              THE BANK OF NOVA SCOTIA


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________


                              THE BANK OF NOVA SCOTIA


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              THE BOATMEN'S NATIONAL BANK OF
                              ST. LOUIS


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              THE FUJI BANK, LIMITED


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LIMITED, NEW YORK BRANCH


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              CERES FINANCE LTD.


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              STRATA FUNDING LTD.


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              RESTRUCTURED OBLIGATIONS BACKED BY
                              SENIOR ASSETS B.V.

                              By:   ABN Trust Company (Netherlands),
                                    its Managing Director


                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________

                                                                       EXHIBIT G

                            INTERCREDITOR AGREEMENT


                         Dated as of November 15, 1996


                                 by and among


                         CITICORP NORTH AMERICA, INC.,
                        as Securitization Company Agent

                       BANQUE PARIBAS, NEW YORK BRANCH,
                              as Liquidity Agent

                                BANQUE PARIBAS,
                           as Credit Lenders' Agent

                 NORWEST BANK COLORADO, NATIONAL ASSOCIATION,
                                  as Trustee

                   MAIL-WELL TRADE RECEIVABLES CORPORATION,
                             as Receivables Seller

                           MAIL-WELL I CORPORATION,
           as Servicer, Originator and the Mail-Well Credit Borrower

                                SUPREMEX INC.,
                        as the Supremex Credit Borrower

                                      and

                           THE OTHER PARTIES HERETO

                               TABLE OF CONTENTS
                               -----------------

                                                                                     PAGE
ARTICLE 1. DEFINITIONS................................................................  3
     1.1.    Certain Defined Terms....................................................  3
     1.2.    References to Terms Defined in the Purchaser Documents and the
             Loan Documents...........................................................  8

ARTICLE 2. INTERCREDITOR PROVISIONS...................................................  8
     2.1.    Priorities with Respect to Purchased Property, Etc.......................  8
     2.2.    [Reserved]............................................................... 12
     2.3.    Distribution of Proceeds................................................. 12
     2.4.    Collection Accounts...................................................... 13
     2.5.    Enforcement Actions...................................................... 14
     2.6.    Access to and Use of Credit Collateral and Purchased Property............ 15
     2.7.    Accountings.............................................................. 17
     2.8.    Agency for Perfection.................................................... 17
     2.9.    UCC Notices.............................................................. 17
     2.10.   Independent Credit Investigations........................................ 18
     2.11.   Limitation on Liability of Parties to Each Other......................... 18
     2.12.   Amendments to Financing Arrangements or to this Agreement................ 18
     2.13.   Marshalling of Assets.................................................... 19
     2.14.   Relative Rights.......................................................... 19
     2.15.   Effect Upon Loan Documents and Purchaser Documents....................... 19
     2.16.   Nature of the Credit Claims and Modification of Loan Documents........... 20
     2.17.   Nature of the Purchaser Claims and Modification of Purchaser
             Documents................................................................ 20
     2.18.   Further Assurances....................................................... 20
     2.19.   Filing................................................................... 20
     2.20.   Reports.................................................................. 21


ARTICLE 3. MISCELLANEOUS.............................................................. 21
     3.1.    Notices.................................................................. 21
     3.2.    Agreement Absolute....................................................... 21
     3.3.    Successors and Assigns................................................... 21
     3.4.    Beneficiaries............................................................ 22
     3.5.    GOVERNING LAW............................................................ 22
     3.6.    Section Titles........................................................... 22
     3.7.    Severability............................................................. 22
     3.8.    Execution in Counterparts................................................ 22
     3.9.    Limited Recourse......................................................... 22

          INTERCREDITOR AGREEMENT dated as of November 15, 1996 (as modified, amended, restated or supplemented from time to time in accordance with the terms hereof, this "AGREEMENT"), by and among:

          CITICORP NORTH AMERICA, INC. (in its capacity as Securitization Company Agent under the Asset Purchase Agreement (as defined below), together with its successors and assigns (including pursuant to any refinancing, replacement or refunding) in such capacity, the "SECURITIZATION COMPANY AGENT"), BANQUE PARIBAS, NEW YORK BRANCH (in its capacity as Liquidity Agent for the Liquidity Providers (as defined below) under the Asset Purchase Agreement, together with its permitted successors and assigns (including pursuant to any refinancing, replacement or refunding) in such capacity, the "LIQUIDITY AGENT"), BANQUE PARIBAS (in its capacity as agent for the Credit Lenders (as defined below), together with its permitted successors and assigns (including pursuant to any refinancing, replacement or refunding) in such capacity, the "CREDIT LENDERS' AGENT"), NORWEST BANK COLORADO, NATIONAL ASSOCIATION (in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below), together with its successors and assigns (including pursuant to any refinancing, replacement or refunding) in such capacity, the "TRUSTEE"), MAIL-WELL TRADE RECEIVABLES CORPORATION (the "RECEIVABLES SELLER"), MAIL-WELL I CORPORATION ("MAIL-WELL" and in its capacity as Servicer under the Pooling and Servicing Agreement, the "SERVICER", and as Originator under the Pooling and Servicing Agreement together with any other Person (as defined below) named as an originator under, or added as an originator in accordance with, the PCA (as defined below) , the "ORIGINATOR", and in its capacity as borrower under the Mail-Well Credit Agreement (as defined below), the "MAIL-WELL CREDIT BORROWER") and SUPREMEX INC., in its capacity as borrower under the Supremex Credit Agreement (as defined below) the "SUPREMEX CREDIT BORROWER", and together with the Mail-Well Credit Borrower, collectively, the "CREDIT BORROWERS").

                               R E C I T A L S :

          A. The Originator has agreed to sell, transfer and assign to the Receivables Seller, and the Receivables Seller has agreed to purchase or otherwise acquire from the Originator, all of the right, title and interest of the Originator in the Receivables (as hereinafter defined) pursuant to a Purchase and Contribution Agreement (as amended, supplemented, modified or restated from time to time, and as the same may be refinanced, replaced or refunded, the "PCA") dated as of the date hereof between the Originator and the Receivables Seller.

          B. The Receivables Seller, the Servicer and the Trustee are parties to a Pooling and Servicing Agreement dated as of the date hereof (as amended, supplemented (including, without limitation, as supplemented by the Series 1996-1 Supplement thereto), modified or restated from time to time, and as the same may be refinanced, replaced or refunded, the "POOLING AND SERVICING AGREEMENT") pursuant to which the Receivables Seller has agreed to transfer to the Trustee the Receivables purchased by or contributed to the Receivables Seller pursuant to the PCA.

          C. The PCA and the Pooling and Servicing Agreement provide for the filing of UCC financing statements to perfect the ownership and security interests of the parties thereto with respect to the property covered thereby.

          D. The Receivables Seller, Corporate Receivables Corporation (the "Receivables Purchaser"), the Servicer and the Trustee are parties to a Certificate Purchase Agreement dated as of the date hereof (as amended, supplemented, modified or restated from time to time, and as the same may be refinanced, replaced or refunded, the "CERTIFICATE PURCHASE AGREEMENT") pursuant to which the Receivables Purchaser has agreed to purchase the Series 1996-1 Certificate (as defined in the Purchaser Documents) which represents an interest in the Receivables.

          E. The Receivables Purchaser, the Liquidity Providers parties thereto (the "LIQUIDITY PROVIDERS"), the Securitization Company Agent and the Liquidity Agent are parties to an Asset Purchase Agreement dated as of the date hereof (as amended, supplemented, modified or restated from time to time, and as the same may be refinanced, replaced or refunded, the "ASSET PURCHASE AGREEMENT") pursuant to which the Liquidity Providers have agreed to purchase the Series 1996-1 Certificate from the Receivables Purchaser.

          F. Mail-Well, certain subsidiaries of Mail-Well, Paribas Properties, Inc. (as lessor), Banque Paribas, as agent, and the lenders, including the "Financing Lenders" and the "Equity Lenders" as described and defined therein, which are parties thereto (the "EQUIPMENT LENDERS") are entering into the "Equipment Lease Facility Documents", as such term is defined in the Mail-Well Credit Agreement (the "EQUIPMENT LEASE FACILITY DOCUMENTS") pursuant to which the Equipment Lenders are making loans to Paribas Properties, Inc. to finance its purchase of certain equipment from Mail-Well which is, concurrently therewith, being leased to Mail-Well and, in part, sub-leased by Mail-Well to certain subsidiaries of Mail-Well.

          G. The Mail-Well Credit Borrower, the Credit Lenders' Agent, the lenders party thereto from time to time (the "MAIL-WELL CREDIT LENDERS") and certain subsidiaries of the Mail-Well Credit Borrower are parties to a Third Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented, modified or restated from time to time, and as the same may be refinanced, replaced or refunded, the "MAIL-WELL CREDIT AGREEMENT").

          H. The Supremex Credit Borrower, the Credit Lenders' Agent, the lenders party thereto from time to time (the "SUPREMEX CREDIT LENDERS", and together with the Mail-Well Credit Lenders and the Equipment Lenders, collectively, the "CREDIT LENDERS"), Innova Envelope Inc., and Mail-Well are parties to an Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented, modified or restated from time to time, and as the same may be refinanced, replaced or refunded, the "SUPREMEX CREDIT AGREEMENT", and together with the Mail-Well Credit Agreement and the Equipment Lease Facility Documents, the "CREDIT AGREEMENTS").

          I. To secure their obligations to the Credit Lenders and Credit Lenders' Agent under the Credit Agreements and other Loan Documents and to the Equipment Lenders under the Equipment Lease Facility Documents, the Credit Borrowers and certain Affiliates thereof have granted to the Credit Lenders' Agent for the benefit of the Credit Lenders' Agent, the Credit Lenders, as applicable, a security interest in, among other things, certain collateral, including, without limitation, certain accounts receivable, inventory, equipment and certain general intangibles, including, without limitation, the Receivables, and all proceeds of the foregoing.

          J. The parties hereto wish to set forth certain agreements with respect to the Purchased Property (as hereinafter defined) and with respect to the Collateral (as hereinafter defined).

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

                            ARTICLE 1. DEFINITIONS.
                                       -----------

          1.1. Certain Defined Terms.  As used in this Agreement, the following
               ---------------------
terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "AGREEMENT" has the meaning ascribed to such term in the preamble hereto.

          "ASSET PURCHASE AGREEMENT" has the meaning ascribed to such term in the recitals hereto.

          "BUSINESS DAY" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "CERTIFICATE PURCHASE AGREEMENT" has the meaning ascribed to such term in the recitals hereto.

          "CLAIMS" means the Credit Claims or the Purchaser Claims, as applicable.

          "COLLATERAL" means all property (including proceeds thereof) and interests in property (including proceeds thereof), now owned or hereafter acquired or created, of any one or more of the Loan Parties in or upon which a Credit Security Interest is granted or purported to be granted by any one or more of the Loan Parties to the Credit Lenders or the Credit Lenders' Agent under any of the Loan Documents.

          "COLLECTION ACCOUNT" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "COLLECTIONS" has the meaning ascribed to such term in the definition of "Receivables."

          "CONTRACT" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "CREDIT AGREEMENTS" has the meaning ascribed to such term in the recitals hereto.

          "CREDIT BORROWERS" has the meaning ascribed to such term in the preamble hereto.

          "CREDIT CLAIMS" means all loans, advances, liabilities and obligations for the payment of monetary amounts (whether or not such payment is then required or contingent, or amounts are liquidated or determinable) owing by any Loan Party to the Credit Lenders' Agent or any Credit Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under any of the Loan Documents. This term includes all principal, interest (including, without limitation, interest accruing after the commencement of a bankruptcy, insolvency or similar proceeding relating to the Credit Borrowers, whether or not such interest is an allowed claim in any such proceeding), any reimbursement obligations, obligations with respect to letters of credit or bankers' acceptances, fees and expenses due thereunder, and any costs of collection or enforcement, attorneys' fees and any other sum chargeable to any Loan Party under any of the Loan Documents.

          "CREDIT COLLATERAL" means all Collateral which does not constitute Purchased Property.

          "CREDIT LENDERS" has the meaning ascribed to such term in the recitals hereto.

          "CREDIT LENDERS' AGENT" has the meaning ascribed to such term in the preamble hereto.

          "CREDIT SECURITY INTEREST" means, with respect to any property or interests in property, now owned or hereafter acquired or created, of any Loan Party, any lien, claim, encumbrance, security interest or other interest of the Credit Lenders' Agent or the Credit Lenders in such property or interests in property.

          "DISPOSITION" has the meaning ascribed to such term in Section 2.1(e)(y) hereof.

          "ENFORCEMENT" means collectively or individually, (i) the occurrence and continuation of an Amortization Period Commencement Date under the Purchaser Documents; or (ii) (x) demand, by any of the Credit Lenders or the Credit Lenders' Agent after the occurrence and during the continuance of an Event of Default, for payment in full of, or acceleration of all or any portion of, the Credit Claims (or the automatic acceleration thereof) and (y) the commencement thereafter by any of the Credit Lenders or Credit Lenders' Agent of judicial or nonjudicial enforcement of any of the default rights and remedies under the Loan Documents.

          "ENFORCEMENT NOTICE" means a written notice delivered in accordance with Section 2.5 which notice shall (i) if delivered by the Securitization Company Agent, the Liquidity Agent or the Trustee that an Amortization Period Commencement Date has occurred, specify the nature of any Pay-Out Event resulting in such Amortization Period Commencement Date, and state that an Enforcement Period has commenced or (ii) if delivered by the Credit Lenders' Agent, state that an Event of Default has occurred, the payment in full of the Credit Claims has been demanded or all or any portion of the Credit Claims have been accelerated, specify the nature of the Event of Default that caused such demand or acceleration, and state that an Enforcement Period has commenced.

          "ENFORCEMENT PERIOD" means the period of time following the receipt by either the Credit Lenders' Agent, on the one hand, or the Trustee, the Securitization Company Agent and the Liquidity Agent and on the other hand of an Enforcement Notice delivered by the other until the earliest of the following:
(1) the Purchaser Claims have been satisfied in full in cash, the Receivables Purchaser and the Liquidity Providers have no further obligations under the Purchaser Documents and the Purchaser Documents have been terminated; (2) the Credit Claims have been satisfied in full in cash, the Credit Lenders have no further obligations under the Loan Documents, no Letters of Credit or Bankers' Acceptances (as defined in, and issued or accepted pursuant to, the Credit Agreements) are outstanding (other than any for which cash collateral to the extent required at such time by the Credit Agreements has been provided) and the Loan Documents have been terminated (the occurrence of the foregoing, hereinafter referred to as "TERMINATION OF CREDIT CLAIMS"); and (3) the Credit Lenders' Agent, the Securitization Company Agent, the Liquidity Agent and the Trustee agree in writing to terminate the Enforcement Period.

          "EVENT OF DEFAULT" has the meaning ascribed to such term in the Credit Agreements.

          "FACILITY TERMINATION DATE" has the meaning ascribed to such term in the PCA.

          "LIQUIDITY PROVIDERS" has the meaning ascribed to such term in the recitals hereto.

          "LOAN DOCUMENTS" means collectively, the "Loan Documents" as defined in the Credit Agreements together with the Equipment Lease Facility Documents.

          "LOAN PARTIES" has the meaning ascribed to such term in the Credit Agreements including, without duplication, Mail-Well, and any Affiliates thereof that are parties to the Equipment Lease Facility Documents.

          "LOCKBOX" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "LOCKBOX ACCOUNT" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "LOCKBOX BANK" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "OBLIGOR" has the meaning ascribed to such term in the Pooling and Servicing Agreement; provided that "Obligor" shall in no event include any person liable to any of the Credit Lenders or the Credit Lenders' Agent for and solely to the extent of the purchase price of any Credit Collateral sold to such person by the Credit Lenders' Agent or any Credit Lender.

          "ORIGINATOR" has the meaning ascribed to such term in the preamble hereto.

          "OUTSTANDING BALANCE" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "PAY-OUT EVENT" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "PCA" has the meaning ascribed to such term in the recitals hereto.

          "PERSON" means any individual, sole proprietorship, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated organization, joint venture, association, institution, public benefit corporation, government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof) or other entity.

          "POOLING AND SERVICING AGREEMENT" has the meaning ascribed to such term in the recitals hereto.

          "PURCHASED PROPERTY" means (i) the Purchased Receivables, (ii) the Collections related to such Purchased Receivables and (iii) subject to Section 2.4(c) hereof, the Collection Account, the Special Funding Account, the Lockboxes and the Lockbox Account to which any Collections of such Purchased Receivables are deposited (but in no event shall Purchased Property include any Collections or other monies deposited in such accounts or the Lockboxes which are not Collections related to Purchased Receivables).

          "PURCHASED RECEIVABLES" means now owned or hereafter existing Receivables sold, purported to be sold, transferred or contributed or purported to be transferred or contributed by the Originator to the Receivables Seller under the PCA; provided, that, for purposes hereof, Receivables will be
               --------  ----
purported to be sold, transferred or contributed if (i) consideration, including consideration in the form of Purchase Price, is received therefor or if such Receivables are transferred by means of a contribution to equity, (ii) transferred in accordance with the PCA and (iii) the parties to the Purchaser Documents have acted in good faith with respect to such transfer.

          "PURCHASER CLAIMS" means all indebtedness, obligations and other liabilities of the Originator to the Receivables Seller and of the Originator and/or the Receivables Seller to the Securitization Company Agent, the Liquidity Agent, the Trustee, the Liquidity Providers and/or the Receivables Purchaser now or hereafter arising under, or in connection with, the Purchaser Documents, including, but not limited to, all sums or increases now or hereafter advanced or made to or for the benefit of the Receivables Seller thereunder as the purchase price paid for Purchased Receivables or otherwise under the Purchaser Documents, any yield thereon (including, without limitation, yield accruing after the commencement of a bankruptcy, insolvency or similar proceeding relating to the Originator, whether or not such yield is an allowed claim in any such proceeding), any repayment obligations, fees or expenses due thereunder, and any costs of collection or enforcement, attorneys' fees and any other sums chargeable to the Originator or the Receivable Seller, as the case may be, under any of the Purchaser Documents.

          "PURCHASER DOCUMENTS" means the PCA, the Pooling and Servicing Agreement (including each supplement thereto), the Asset Purchase Agreement, the Certificate Purchase Agreement and any other agreements, instruments or documents (i) executed by the Originator and delivered to the Receivables Seller or (ii) executed by the Receivables Seller and delivered to the Trustee, Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and/or the Receivables Purchaser.

          "PURCHASER INTEREST" means, with respect to any property (including proceeds) or interests in property (including proceeds), now owned or hereafter acquired or created, of the Receivables Seller or the Originator, any lien, claim, encumbrance, security interest or other interest of the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and/or the Receivables Purchaser in such property or interests in property.

          "RECEIVABLE" means the indebtedness of any Obligor resulting from the provision or sale of merchandise, insurance or services by an Originator under a Contract, and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto and all Related Security with respect thereto.

          "RECEIVABLES PURCHASER" has the meaning ascribed to such term in the preamble hereto.

          "RECEIVABLES SELLER" has the meaning ascribed to such term in the preamble hereto.

          "RECORDS" has the meaning ascribed to such term in the definition of "Receivables."

          "SECOND LIEN OBLIGATIONS" has the meaning ascribed to such term in
Section 2.1(b) hereof.

          "SELLER" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "SERIES REPRESENTATIVE" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "SERVICER" has the meaning ascribed to such term in the recitals hereto.

          "STOCK COLLATERAL" means the common stock of the Receivables Seller and related property, including distributions, dividends and proceeds, in which a Credit Security Interest is granted or purported to be granted by the Credit Borrowers to the Credit Lenders or the Credit Lenders' Agent under any of the Loan Documents.

          "TERMINATION OF CREDIT CLAIMS" has the meaning ascribed to such term in clause (2) of the definition of "Enforcement Period".

          "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

          "UNSOLD RECEIVABLES" means all Receivables other than Purchased Receivables.

          1.2  References to Terms Defined in the Purchaser Documents and the
               --------------------------------------------------------------
Loan Documents.  All capitalized terms used herein and not otherwise defined
--------------
herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. Whenever in Section 1.1 or pursuant to the previous sentence a term is defined by reference to the meaning ascribed to such term in any of the Purchaser Documents or in any of the Loan Documents, then, unless otherwise specified herein, such term shall have the meaning ascribed to such term in the Purchaser Documents or Loan Documents, respectively, as in existence on the date hereof, without giving effect to any amendments of such term (or any amendment of terms used in such term) as may hereafter be agreed to by the parties to such documents, unless such amendments have been consented to in writing by the Trustee, Securitization Company Agent, the Liquidity Agent and the Credit Lender's Agent.

                     ARTICLE 2. INTERCREDITOR PROVISIONS.
                                ------------------------

          2.1.  Priorities with Respect to Purchased Property, Etc. (a)
                --------------------------------------------------
Notwithstanding any provision of the UCC, any applicable law or decision or any of the Loan Documents or the Purchaser Documents, the Credit Lenders' Agent and the Credit Lenders hereby agree that, upon the sale or other transfer or purported sale or transfer of an interest in any Receivable by the Originator to the Receivables Seller pursuant to the PCA, any Credit Security Interest of the Credit Lenders in such Receivable and Collections thereof shall automatically and without further action cease and be forever released and discharged and the Credit Lenders' Agent and the Credit Lenders shall have no Credit Security Interest therein; provided, however, that nothing in this Section 2.1 shall be deemed to constitute a release by the Credit Lenders' Agent or the Credit Lenders of: (i) any Credit Security Interest in the proceeds received or receivable by the Originator from the Receivables Seller for the sale or other transfer of Receivables (including, without limitation, cash payments made by the Receivables Seller and any claim for payment of the purchase price of the Receivables sold under the PCA) or (ii) any Credit Security Interest or right the Credit Lenders' Agent and the Credit Lenders have in any residual interests which the Originator may have in Purchased Property and the proceeds thereof. Notwithstanding anything in the Purchaser Documents or otherwise, if the Facility Termination Date shall occur, or if the Credit Claims shall have become immediately due and payable and the Credit Lenders' Agent shall have delivered written notice thereof to the Trustee, the Securitization Company Agent and the Liquidity Agent, no Receivables shall, without the prior written consent of the Credit Lenders' Agent, be sold or otherwise transferred to the Receivables Seller. Notwithstanding any provision of the PCA to the contrary, the Receivables Seller, the Trustee, the Securitization Company Agent and the Liquidity Agent hereby agree that, unless otherwise instructed by the Credit Lenders' Agent, upon the occurrence of an Event of Termination described in
Section 7.01(e) or (i) of the PCA, the Trustee shall immediately declare a Facility Termination Date and from and after such date, no Receivables shall, without the prior written consent of the Credit Lenders' Agent, be sold or otherwise transferred to the Receivables Seller.

          (b) Notwithstanding any provision of the UCC, any applicable law or decision or any of the Purchaser Documents, each of the Receivables Seller, Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser hereby agrees that (i) the Credit Security Interest in Credit Collateral for all present and future Credit Claims shall be and hereby is and shall be deemed to have priority over, and be senior in all respects to, the Purchaser Interest therein, (ii) the Purchaser Interest in Credit Collateral shall be and hereby is and shall be deemed to be junior and subject and subordinate to the Credit Security Interest therein for all present and future Credit Claims and (iii) the Purchaser Interests in Unsold Receivables shall only secure the obligations (the "SECOND LIEN OBLIGATIONS") of the Originator under Sections 5.01, 5.04 and 8.01 of the PCA. The Credit Security Interest in the Credit Collateral for all present and future Credit Claims shall be and hereby is senior and prior to the Purchaser Interest therein irrespective of the time, order or method of attachment or perfection of the Credit Security Interest or Purchaser Interest, or the time or order of the filing or non-filing and recording or non-recording of the Loan Documents, the Purchaser Documents or related financing statements, or the giving of or failure to give notice of purchase money security interests and irrespective of any other fact, circumstance, act or occurrence that might otherwise affect the priorities established under this Section 2.1(b). Subject to clause (c) below, nothing contained in this Agreement shall, or shall be deemed to, restrict, impair or impose any condition with respect to the exercise by the Credit Lenders' Agent or the Credit Lenders of any right, remedy, power or privilege under any Loan Document.

          (c) Each of the Receivables Seller, Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser agrees that it will not commence or continue any default, foreclosure or liquidation proceedings or remedies, whether legal or equitable, in respect of any of the Credit Collateral or otherwise take any action of any kind or nature to collect or receive, or enforce its rights in, realize upon, seek adequate protection with regard to, object to sale or use of or granting of liens on, take or gain possession of, give it preference against, or priority over, any of the Credit Collateral prior to the liquidation of all Purchased Property and for so long as the Credit Lender's Agent and Credit Lenders are diligently pursuing all remedies specified above.

          (d) Subject to the limitation contained in clause (c) above, each of the Receivables Seller, Trustee, the Securitization Company Agent and the Liquidity Agent hereby irrevocably and unconditionally waives any rights which it may now or hereafter have against the Credit Lenders' Agent or any Credit Lender under, relating or with respect to any Credit Collateral, including, without limitation, any rights under the UCC or other applicable law, and in the event that any of the Receivables Seller, the Trustee, the Securitization Company Agent and the Liquidity Agent shall assert any such rights, then notwithstanding anything contained herein or in any Purchaser Documents or otherwise, the Purchaser Interest in the Credit Collateral is as to all Purchaser Claims hereby forever released and discharged immediately without any further action.

          (e) (x) Notwithstanding anything to the contrary contained in any Purchaser Documents or otherwise except for and subject to the limitation contained in clause (c) above, none of the Receivables Seller, the Trustee, the Securitization Company Agent or the Liquidity Agent shall have (and each of such persons does hereby irrevocably waive) any right to restrict or permit, or approve or disapprove, any Disposition (as hereinafter defined) of all or any portion or item of the Credit Collateral. Each of the Receivables Seller, Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser agrees that (1) upon any release by the Credit Lenders' Agent of the Credit Security Interest in any Credit Collateral, pursuant to a Disposition or otherwise in accordance with the Loan Documents (other than in connection with the Termination of the Credit Claims or other than in connection with the termination or release of any Credit Security Interest hereunder), the Purchaser Interest therein shall automatically terminate and (2) each of the Receivables Seller, Trustee, the Securitization Company Agent and the Liquidity Agent will, immediately upon the request of the Credit Lenders' Agent, release or otherwise terminate the Purchaser Interest in such Credit Collateral, and each of such persons agrees to deliver to the Credit Lenders' Agent all documents and instruments deemed necessary by the Credit Lenders' Agent in connection therewith. Subject to the limitation contained in clause (c) above, in the event that the Credit Lenders' Agent settles, adjusts or compromises any claim in respect of all or any portion of the Credit Collateral, including, without limitation, any condemnation, confiscation, seizure, loss or destruction or theft of, or damage to, all or any portion of the Credit Collateral, each of the Receivables Seller, Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser agrees that it is and shall be bound by any such settlement, adjustment or compromise and shall, immediately upon the request of the Credit Lenders' Agent, confirm its consent to same and release any claim that it might otherwise have in respect of such Credit Collateral, claim or proceeds thereof.

          (y) Should there be any liquidation of any of the Originator or the Credit Borrowers, as applicable, or its assets, the establishment of any receivership for the Originator or the Credit Borrowers, as applicable, or its assets, a bankruptcy proceeding of the Originator or the Credit Borrowers, as applicable (either voluntary or involuntary), the payment of any insurance, condemnation, confiscation, seizure or other claim upon the condemnation, confiscation, seizure, loss or destruction or theft of, or damage to, or any other sale, transfer, assignment or other disposition (all of the foregoing referred to collectively as "Disposition") of all or any part of the Credit Collateral, the Credit Lenders' Agent (for the benefit of the Credit Lenders' Agent and the Credit Lenders) shall be entitled, to the exclusion of the Receivables Seller, the Trustee, the Securitization Company Agent and the Liquidity Agent, to receive all of the proceeds of such Disposition, and the Credit Lenders' Agent may, without any further consent or agreement on the part of any of the Receivables Seller, the Trustee, the Securitization Company Agent and the Liquidity Agent, apply any or all of such proceeds to any outstanding Credit Claims or other obligations and liabilities owing under the Credit Agreements or other Loan Documents, in such manner as the Credit Lenders' Agent may determine, or release such proceeds to the Credit Borrowers for use in repairing or replacing such Credit Collateral or otherwise, as the Credit Lenders' Agent may determine in its sole discretion, and each of the Receivables Seller, Trustee, the Securitization Company Agent and the Liquidity Agent hereby consents to any such application or release.

          (f) Notwithstanding any of the foregoing (i) each of the Credit Lenders and Credit Lenders' Agent shall transfer without representation or warranty, express or implied, and without recourse, all right, title and interest each has in the Credit Collateral to or as directed by the Trustee, the Securitization Company Agent or the Liquidity Agent (or such other persons as shall be required by applicable law or court order) (except in the case of any refinancing, refunding or replacement of the Credit Agreements, in which event the provisions of Section 3.3 shall control) after Termination of the Credit Claims (and the Credit Borrowers consents thereto),

(ii) the provisions of paragraphs (a) through (e) of this Section 2.1 shall be of no further force and effect after Termination of the Credit Claims, and (iii) the Credit Lenders and Credit Lenders' Agent shall not be released from their obligations under Section 2.4 until the Purchaser Claims have been paid in full in cash and the Purchaser Documents have been terminated.

          2.2.  [Reserved]

          2.3.  Distribution of Proceeds.  At all times, all proceeds of Credit
                ------------------------
Collateral and Purchased Property shall be distributed in accordance with the following procedure:

                (a) Except as otherwise provided in Section 2.4 with respect to Collections of Receivables, (i) all proceeds of the Credit Collateral shall be paid to the Credit Lenders' Agent for application on the Credit Claims and other obligations and liabilities owing under the Credit Agreements and other Loan Documents until the Termination of the Credit Claims; and (ii) any remaining proceeds shall be paid to the Credit Borrowers or as otherwise required by applicable law; provided that proceeds in respect of any Unsold Receivables shall be paid to the Trustee for application solely to the payment of any Second Lien Obligations due and owing and thereafter to the Credit Borrowers or as otherwise required by applicable law.

                (b) Except as otherwise provided in Section 2.4(a)(ii), (i) all proceeds of the Purchased Property shall be paid to the Trustee for application against the Purchaser Claims and for application in accordance with the Purchaser Documents until the Purchaser Claims have been paid and satisfied in full in cash and the Purchaser Documents have terminated; and (ii) any remaining proceeds shall be paid to the Receivables Seller or as otherwise required by applicable law, and the Credit Lenders' Agent and the Credit Lenders' agree that they do not have and shall not have any Credit Security Interest in such remaining proceeds.

                (c) In the event that any of the Receivables Seller, the Trustee, the Securitization Company Agent and the Liquidity Agent now or hereafter obtains possession of any Credit Collateral prior to the Termination of the Credit Claims, including proceeds of a Disposition of Credit Collateral it shall immediately deliver to the Credit Lenders' Agent such Credit Collateral or proceeds (and until delivered to the Credit Lenders' Agent such Credit Collateral shall be held in trust for the Credit Lenders' Agent), regardless of whether the Credit Lenders' Agent has a perfected and enforceable lien in such Credit Collateral or the assets of the Credit Borrowers from which the proceeds of any such Disposition have been received.

                (d) In the event that any of the Credit Borrowers, the Credit Lenders or the Credit Lenders' Agent now or hereafter obtains possession of any Purchased Property, it shall immediately deliver to the Trustee such Purchased Property or proceeds thereof (and until delivered such Purchased Property shall be held in trust for the Trustee), regardless of whether the Trustee has a perfected and enforceable lien in the assets from which the proceeds of such Disposition have been received.

                (e) The parties hereto agree that any amounts to be distributed pursuant to this Section 2.3 to the Originator, any proceeds or other amounts payable to the Originator with respect to and as consideration for the sale of the Purchased Receivables by the Originator to the Receivables Seller and any amounts payable to the Receivables Seller under the Pooling and Servicing Agreement shall be paid to Account #1018026652 at Norwest Bank Colorado, National Association, Reference: Mail-Well I Corporation Concentration Account, or as otherwise specified by the Credit Lenders' Agent.

          2.4.  Collection Accounts .  (a) Each of the parties hereto hereby
                --------------------
agrees that all Collections received on account of Purchased Property shall be paid or delivered to the Trustee for application in accordance with Section 2.3(b) and all Collections received on account of Unsold Receivables shall be paid or delivered to the Credit Lenders' Agent for application in accordance with Section 2.3(a). For the purpose of determining whether specific Collections have been received on account of Purchased Property or on account of Unsold Receivables, the parties agree as follows:

                (i) All payments made by an Obligor which at the time of the making of such payment is obligated to make payments on Purchased Receivables but is not obligated to make any payments on Unsold Receivables shall be conclusively presumed to be payments on account of Purchased Receivables and all payments made by an Obligor which at the time of the making of such payment is obligated to make payments on Unsold Receivables but is not obligated to make any payments on Purchased Receivables shall be conclusively presumed to be payments on account of Unsold Receivables.

                (ii) All payments made by an Obligor which at the time of the making of such payment is obligated to make payments with respect to both Purchased Receivables and Unsold Receivables shall be applied against the specific Receivables, if any, which are designated by such Obligor by reference to the applicable invoice (or otherwise identified by such Obligor in a writing delivered with such payment) as the Receivables with respect to which such payments should be applied; provided that where any Obligor makes payment and designates the applicable invoices of a group of two or more Receivables to which such payment shall be applied and such payment is in an amount less than the aggregate Outstanding Balance of such Receivables, such payment shall be applied pro rata to all such Receivables; provided further, that in the absence of such designation after reasonable efforts by the Originator to obtain such designation, such payments shall be applied against the outstanding Receivables in the order in which they were created, in any case to the extent such Receivables or portions thereby owed by such Obligor are not in dispute.

          (b) Subject to the terms and conditions of this Section 2.4(b), the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser agree that the Trustee and the Series Representative shall transfer dominion and control over the Lockboxes, Lockbox Accounts, the Special Funding Account and Collection Account to the Credit Lenders' Agent upon the earlier of the following events: (i) the

Purchaser Claims have been satisfied in full and the Purchaser Documents have terminated, and (ii) such earlier date as the Trustee, the Securitization Company Agent, the Liquidity Agent, the Credit Agent and the Credit Lenders may hereafter unanimously agree to in writing. Any such transfer shall be without representation, recourse or warranty of any kind on the part of the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser. Notwithstanding any such transfer, all Collections subsequently deposited into the Collection Accounts, the Special Funding Account or the Lockbox Account on account of the Purchased Property shall be delivered to the Trustee as provided in Section 2.4(a). The Credit Lenders and Credit Lenders' Agent agree that, at the time of such transfer, the Credit Lenders and Credit Lenders' Agent shall take such steps as may be reasonably requested by the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers or the Receivables Purchaser (including, without limitation, notification to the banks at which Collection Accounts are maintained and the Lockbox Banks of the continuing interest, if any, in the Collection Accounts and the Lockbox Account) to maintain perfection of the Trustee's interest in the Collections on account of the Purchased Property.

          (c) In order to effect more fully the provisions of this Agreement, each of the parties hereto agrees that subject to the Credit Security Interest of the Credit Lenders or the Credit Lenders' Agent in any Unsold Receivables, during an Enforcement Period, each of the parties hereto shall not send any notices to the Obligors directing them to remit Collections of any Receivables other than to the Lockbox Accounts.

          (d) The Credit Lenders' Agent agrees that it shall not, at any time prior to Enforcement, exercise any rights it may have under the Loan Documents to take any actions regarding remedies with respect to Purchased Property, including but not limited to sending any notices to Obligors (i) informing them of the Credit Lenders' interest in the Receivables, or (ii) directing such Obligors to make payments in any particular manner of any amounts due under the Receivables; the Credit Lenders' Agent further agrees that it shall not take any of the foregoing actions during Enforcement or prior to one year and one day after the latest of payment in full of the Purchaser Claims and the termination of the Purchaser Documents except that the Credit Lenders' Agent may inform any Obligors of Unsold Receivables that such Unsold Receivables have been assigned to the Credit Lenders' Agent so long as such notices expressly state that all payments on account of such Receivables shall continue to be made to the Lockbox Accounts. The Credit Lenders' Agent further agrees that, prior to one year and one day after the latest of payment in full of the Purchaser Claims and the termination of the Purchaser Documents, if it receives payments directly from any Obligor on account of an Unsold Receivable, it shall immediately forward such payment to the Trustee in order that such agent may determine whether such payment was, in fact, properly allocated to such Unsold Receivable in accordance with the terms of this Section 2.4 and, if necessary pursuant to the terms hereof, reallocate such payment.

          2.5    Enforcement Actions.  Each of the Credit Lenders' Agent, the
                 -------------------
Credit Lenders, the Trustee, the Securitization Company Agent and the Liquidity Agent agrees to use reasonable efforts to give an Enforcement Notice to the others prior to commencement of Enforcement (but failure to do so shall not prevent such Person from commencing Enforcement or affect its rights hereunder nor create any cause of action or liability against such person). Subject to the foregoing, the parties hereto agree that during an Enforcement Period:

          (a) Subject to any applicable restrictions in the Purchaser Documents, the Trustee may at its option and without the prior written consent of the other parties hereto take any action to (i) accelerate payment of the Purchaser Claims or any other obligations and liabilities under any of the Purchaser Documents and (ii) liquidate the Purchased Property or to foreclose or realize upon or enforce any of its rights with respect to the Purchased Property.

          (b) Subject to any applicable restrictions in the Loan Documents, the Credit Lenders' Agent or the Credit Lenders may, at their option and without the prior written consent of the other parties hereto, take any action to accelerate payment of the Credit Claims or any other obligation or liability arising under any of the Loan Documents and to foreclose or realize upon or enforce any of their rights with respect to the Credit Collateral or other collateral security or take such other actions as they deem appropriate; provided, however, that the Credit Lenders' Agent shall not otherwise take any action to foreclose upon the common stock included in the Stock Collateral so as to obtain or transfer title thereto or to enforce any rights it may have with respect to any of the Purchased Property or to enforce any voting rights it may have with respect to the Stock Collateral in order to nominate or elect any one or more members of the Board of Directors of the issuer of the stock included in the Stock Collateral, in each case, without the Trustee's, the Securitization Company Agent's and the Liquidity Agent's prior written consent unless the Purchaser Claims or any other obligation or liability arising under any of the Purchaser Documents shall have been first paid and satisfied in full in cash and the Purchaser Documents have terminated and, solely with respect to the Stock Collateral, one year and one day has passed since the latest of the date of such payment in full and termination and shall not otherwise take any action which challenges the enforceability of any of the Purchaser Documents.

          2.6    Access to and Use of Credit Collateral and Purchased Property.
                 -------------------------------------------------------------
The Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers, the Receivables Purchaser, the Credit Lenders' Agent, the Credit Lenders, the Originator or Credit Borrowers, as applicable, and the Receivables Seller hereby agree that, notwithstanding the priorities set forth in this Agreement, the Trustee, the Securitization Company Agent, the Liquidity Agent, the Receivables Purchaser, the Credit Lenders' Agent and the Credit Lenders shall have the following rights of access to and use of the Credit Collateral and Purchased Property respectively (in addition to other rights set forth in the Loan Documents or Purchaser Documents):

          (a) Except as otherwise provided in the Purchaser Documents, each of the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser may enter one or more premises of the Loan Parties or the Receivables Seller, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to the Originator, the Receivables Seller or the Credit Lenders, whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon and may have access to and use of any other property to which such access and use are granted under the Purchaser Documents, in each case provided that such use is for the purposes of enforcing the Receivables Purchaser's and the Trustee's rights with respect to the Purchased Property provided, however, that such access does not interfere (other than in a diminimus manner) with the enforcement by the Credit Lenders' Agent or the Credit Lenders of any rights granted under the Loan Documents.

          (b) Except as otherwise provided in the Loan Documents, the Credit Lenders' Agent and the Credit Lenders may enter one or more premises of the Loan Parties, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to the Loan Parties, the Receivables Seller, the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers or the Receivables Purchaser whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon and use of any other property to which such access and use are granted under the Loan Documents, in each case provided that such use is for the purposes of enforcing the Credit Lenders' and Credit Lenders' Agent's rights with respect to the Credit Collateral provided, however, that such access does not interfere (other than in a diminimus manner) with the enforcement by the Trustee, the Securitization Company Agent, the Liquidity Agent or the Liquidity Providers of any rights granted under the Purchaser Documents.

          (c) In order to facilitate the purposes of this Section 2.6, the parties agree as follows: (i) any mortgage of, assignment of, security interest in or lien upon any real property and interests in real property of the Credit Borrowers or Loan Parties, as applicable, (whether leased or owned) and any of the Collateral constituting equipment to the extent not sold in favor of the Credit Lenders' Agent shall be subject to the Receivables Purchaser's, the Trustee's, the Securitization Company's, the Liquidity Agent's, the Liquidity Provider's and the Receivable Purchaser's rights of access and use described above; and (ii) any ownership interest of the Loan Parties in the Purchased Property shall be subject to the Credit Lenders' Agent's and Credit Lenders' right of access and use described above; provided that the foregoing shall not imply that the Credit Lenders and Credit Lenders' Agent have any rights to allow such access and use; provided further that neither the Credit Agent nor the Credit Lenders shall have any liability for any actions taken or omitted by the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers or the Receivables Purchaser under rights created in this Section 2.6 and neither the Trustee, the Securitization Company

     Agent, the Liquidity Agent, the Liquidity Providers or the Receivables Purchaser shall have any liability for any actions taken or omitted by the Credit Agent or the Credit Lenders under rights created in this Section 2.6.

          2.7    Accountings.  The Credit Lenders' Agent agrees to render
                 -----------
accounts of the Credit Claims to the Trustee, the Securitization Company Agent and the Liquidity Agent upon reasonable request, giving effect to the application of proceeds of Credit Collateral as hereinbefore provided. The Liquidity Agent agrees to render statements to the Credit Lenders' Agent upon reasonable request, which statements shall identify in reasonable detail the Purchased Receivables and shall render an account of the Purchaser Claims, giving effect to the application of proceeds of Purchased Property and Collateral as hereinbefore. Neither the Credit Lenders' Agent on the one hand nor the Liquidity Agent on the other hand shall have any liability to each other or to any other Person if their respective accounts or statements are incorrect.

          2.8    Agency for Perfection.  The Trustee on the one hand and the
                 ----------------------
Credit Lenders' Agent on the other hand hereby appoint each other as agent for purposes of perfecting by possession their respective security interests and ownership interests and liens on the Collateral and Purchased Property described hereunder. In the event that the Trustee or the Liquidity Agent obtains possession of any of the Credit Collateral, the Trustee, or the Liquidity Agent, as applicable, shall promptly notify the Credit Lenders' Agent and the Credit Lenders of such fact, shall hold such Credit Collateral in trust and shall deliver such Credit Collateral to the Credit Lenders' Agent upon request. In the event that the Credit Lenders' Agent obtains possession of any of the Purchased Property, the Credit Lenders' Agent shall promptly notify the Trustee, the Securitization Company Agent and the Liquidity Agent of such fact, shall hold such Purchased Property in trust and shall deliver such Purchased Property to the Trustee upon request. Additionally, each of the parties hereto agrees that the Trustee, as secured party with respect to any security interest in proceeds of Unsold Receivables and claims in respect thereof, whether in the Lockbox Accounts or otherwise, is, in addition to acting for and on behalf of the secured parties referred to in recital B hereof, acting for and on behalf of the Credit Agent and Credit Lenders in order to perfect the security interest of the Credit Agent and Credit Lenders in such Proceeds and claims in respect thereof.

          2.9    UCC Notices.  In the event that any party hereto shall be
                 -----------
required by the UCC or any other applicable law to give notice to the other of intended disposition of Purchased Property or Credit Collateral, respectively, such notice shall be given in accordance with Section 3.1 hereof and ten (10) days' notice shall be deemed to be commercially reasonable.

          2.10   Independent Credit Investigations.  Neither the Trustee, the
                 ---------------------------------
Securitization Company Agent, or the Liquidity Agent, the Liquidity Providers, the Credit Lenders' Agent nor the Credit Lenders nor any of their affiliates, nor their nor their affiliates' respective directors, officers, agents or employees shall be responsible to the other or to any other person, firm or corporation for the solvency, financial condition or ability of the Originator, the Receivables Seller or the Credit Borrowers, as applicable, to repay the Purchaser Claims or the Credit Claims, or for the worth of the Purchased Property or the Credit Collateral, or for statements of any of the Originator, the Receivables Seller or the Credit Borrowers, oral or written, or for the validity, sufficiency or enforceability of the Purchaser Claims, the Credit Claims, the Purchaser Documents, the Loan Documents, the Trustee's, the Securitization Company's, the Liquidity Agent's, the Liquidity Provider's and the Receivable Purchaser's interest in the Purchased Property or the Credit Lenders' interest in the Credit Collateral. The Credit Lenders and the Receivables Purchaser have entered into their respective agreements with the Credit Borrowers, the Receivables Seller and the Servicer as applicable, based upon their own independent investigations. None of the Credit Lenders, the Credit Lenders' Agent, the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers or the Receivables Purchaser makes any warranty or representation to the other nor does it rely upon any representation of the other parties with respect to matters identified or referred to in this
Section 2.10.

          2.11   Limitation on Liability of Parties to Each Other.  Except as
                 ------------------------------------------------
provided in this Agreement, no party shall have any liability (other than the liability of the Credit Borrowers and other Loan Parties with respect to the Credit Claims and the liability of the Originator and the Receivables Seller with respect to the Purchaser Claims) to any other party in connection with this Agreement except for liability arising from the gross negligence or willful misconduct of such party or its representatives except with respect to the Receivables Purchaser which shall be solely liable for its or its representative's own bad faith and willful misconduct; provided, however, that any liability of the Receivables Purchaser hereunder is solely the corporate liability of the Receivables Purchaser and no recourse shall be had for the payment by the Receivables Purchaser of any other obligation or claim of or against the Receivables Purchaser arising out of or based on this Agreement, against any stockholder, employee, officer, director or incorporator of the Receivables Purchaser.

          2.12   Amendments to Financing Arrangements or to this Agreement.  The
                 ----------------------------------------------------------
Credit Lenders' Agent agrees to give, concurrently with any written amendment or modification of the Loan Documents, prompt notice to the Trustee, the Securitization Company Agent and the Liquidity Agent of the same, and the Liquidity Agent agrees to use reasonable efforts to, concurrently with any written amendment or modification of the Purchaser Documents, notify the Credit Lenders' Agent of the same; provided, however, that in either case, the failure to do so shall not create a cause of action against any party failing to give such notice or create any claim or right on behalf of any third party or affect the validity, enforceability or binding effect of any such amendment or modification. The Liquidity Agent shall, upon reasonable request of any other party hereto, provide copies of all such modifications or amendments and copies of all other documentation relevant to the Purchased Property or the Credit Collateral. All modifications or amendments of this Agreement must be in writing and duly executed by an authorized officer of each party hereto to be binding and enforceable.

          2.13.  Marshalling of Assets.  Nothing in this Agreement will be
                 ---------------------
deemed to require either the Trustee, the Securitization Company Agent, the Liquidity Agent, or the Credit Lenders' Agent (i) to proceed against certain property securing the Credit Claims (or any other obligation or liability under the Credit Agreements or other Loan Documents) or the Purchaser Claims (or any other obligation or liability under the Purchaser Documents), as applicable, prior to proceeding against other property securing such Claim or obligations or liabilities or against certain persons guaranteeing any such obligations before proceeding against other persons guaranteeing any such obligations or (ii) to marshall the Credit Collateral (or any other collateral) or the Purchased Property (as applicable) upon the enforcement of the Credit Lenders' Agent's or the Trustee's, the Securitization Company Agent's, the Liquidity Agent's remedies under the Loan Documents or Purchaser Documents, as applicable.

          2.14.  Relative Rights.  (a) The relative rights of the Credit
                 ---------------
Lenders, each as against the other, shall be determined by agreement among such parties in accordance with the terms of the Loan Documents. The Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser shall be entitled to rely on the power and authority of the Credit Lenders' Agent to act on behalf of all of the Credit Lenders to the extent the provisions hereof require or authorize the Credit Lenders' Agent so to act.

          (b) The Credit Lenders' Agent and Credit Lenders shall be entitled to rely on the power and authority of (x) the Trustee and the Securitization Company Agent to act on behalf of the Receivables Purchaser to the extent the provisions hereof require or authorize the Trustee and the Securitization Company Agent so to act and (y) the Trustee and the Liquidity Agent to act on behalf of the Liquidity Providers to the extent the provisions hereof require or authorize the Trustee and the Liquidity Agent so to act.

          2.15.  Effect Upon Loan Documents and Purchaser Documents.  By
                 --------------------------------------------------
executing this Agreement, the Originator, the Credit Borrowers, the other Loan Parties, and the Receivables Seller agree to be bound by the provisions hereof
(i) as they relate to the relative rights of the Credit Lenders and Credit Lenders' Agent with respect to the property of the Credit Borrowers and other Loan Parties; and (ii) as they relate to the relative rights of the Receivables Purchaser and the Liquidity Providers as creditors of the Receivables Seller. The Originator or Credit Borrowers, as applicable, acknowledges that the provisions of this Agreement shall not give the Originator any substantive rights as against the Credit Lenders' Agent or the Credit Lenders. The Receivables Seller and the Originator acknowledge that the provisions of this Agreement shall not give the Receivables Seller or the Originator any substantive rights as against the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers or the Receivables Purchaser. Each of the Originator or Credit Borrowers, as applicable, and the Receivables Seller further acknowledges that the provisions of this Agreement shall not give any such party any substantive rights as against the other and that nothing in this Agreement shall amend, modify, change or supersede the terms of the Purchaser Documents as between the Originator and the Receivables Seller. Each of the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers, the Receivables Purchaser, the Credit Lenders and the Credit Lenders' Agent agrees, that, as it affects rights and obligations of the parties to the Loan Documents and Purchaser Documents, respectively, to the extent the terms and provisions of the Loan Documents or the Purchaser Documents are inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

          2.16.  Nature of the Credit Claims and Modification of Loan Documents.
                 --------------------------------------------------------------
Each of the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers, the Receivables Seller and the Receivables Purchaser acknowledges that the Credit Claims and other obligations and liabilities owing under the Loan Documents are, in part, revolving in nature and that the amount of such revolving indebtedness which may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed. Subject to
Section 1.2 hereof, the terms of the Loan Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by any of the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers, the Receivables Seller, or the Receivables Purchaser and without affecting the provisions of this Agreement.

          2.17.  Nature of the Purchaser Claims and Modification of Purchaser
                 ------------------------------------------------------------
Documents.  Each of the Originator or Credit Borrowers, as applicable, the
---------
Credit Lenders, and the Credit Lenders' Agent acknowledges that the Purchaser Claims and other obligations and liabilities owing under the Purchaser Documents are, in part, revolving in nature and that the amount of such revolving investment which may be outstanding at any time or from time to time may be increased or reduced and subsequently reinvested. Subject to Section 1.2 hereof, the terms of the Purchaser Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by the Credit Borrowers, the Credit Lenders or the Credit Lenders' Agent and without affecting the provisions of this Agreement.

          2.18.  Further Assurances.  Each of the parties agrees to take such
                 ------------------
actions as may be reasonably requested by any other party, whether before, during or after an Enforcement Period, in order to effect the rules of distribution and allocation set forth above in this Article 2 and to otherwise effectuate the agreements made in this Article.

          2.19.  Filing.  To and until the date which is one year and one day
                 ------
after the later of the date the Purchaser Claims shall have been paid in full in cash and the Purchaser Documents have been terminated, the Credit Lenders, Credit Lenders' Agent and the Originator or Credit Borrowers, as applicable, each agree that it shall not consent to or vote for the filing of any petition in bankruptcy for the Receivables Seller.

          2.20. Reports.  The Trustee shall deliver to the Credit Lenders'
                -------
Agent, promptly following receipt of same, each monthly report delivered to the Trustee pursuant to section 3.04 of the Pooling and Servicing Agreement.

                           ARTICLE 3. MISCELLANEOUS.
                                      -------------

          3.1.  Notices.  All notices and other communications provided for
                -------
hereunder shall, unless otherwise stated herein, be in writing (including telecommunications and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto.
All such notices and communications shall be effective upon receipt, or, in the case of notice by mail, five days after being deposited in the mails, postage prepaid, or in the case of notice by telex, when telexed against receipt of the answerback, or in the case of notice by facsimile copy, when verbal confirmation of receipt is obtained, in each case addressed as aforesaid.

          3.2.  Agreement Absolute.  Each of the Trustee, the Securitization
                ------------------
Company Agent and the Liquidity Agent shall be deemed to have entered into the Purchaser Documents in express reliance upon this Agreement and the Credit Lenders and the Credit Lenders' Agent shall be deemed to have entered into the Loan Documents in express reliance upon this Agreement. This Agreement shall be and remain absolute and unconditional under any and all circumstances, and no acts or omissions on the part of any party to this Agreement shall affect or impair the agreement of any party to this Agreement, unless otherwise agreed to in writing by all of the parties hereto. This Agreement shall be applicable both before and after the filing of any petition by or against the Originator or Credit Borrowers, as applicable, or the Receivables Seller under the Bankruptcy Code and all references herein to the Originator and/or Credit Borrowers or the Receivables Seller shall be deemed to apply to a debtor-in-possession for such party and all allocations of payments between the Credit Lenders, the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser shall, subject to any court order to the contrary, continue to be made after the filing of such petition on the same basis that the payments were to be applied prior to the date of the petition.

          3.3.  Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
and inure to the benefit of each of the parties hereto and their respective successors and assigns. The successors and assigns for the Originator or Credit Borrowers, as applicable, and the Receivables Seller shall include a debtor-in-possession or trustee of or for such party. The successors and assigns for the Credit Lenders, the Receivables Purchaser, the Credit Lenders' Agent, the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers, as the case may be, shall include any successor Credit Lenders, Receivables Purchaser, Credit Lenders' Agent, the Trustee, the Securitization Company Agent, the Liquidity Agent, as the case may be, appointed under the terms of the Loan Documents or the Purchaser Documents, as applicable or under the terms of any refinancing, replacement or refunding of either. Each of the Receivables Purchaser, the Credit Lenders' Agent, the Trustee, the Securitization Company Agent and the

Liquidity Agent agrees not to transfer any interest it may have in the Loan Documents or the Purchaser Documents unless such transferee has been notified of the existence of this Agreement and has agreed to be bound hereby.

          3.4.  Beneficiaries.  The terms and provisions of this Agreement shall
                -------------
be for the sole benefit of the parties hereto and for the successors and assigns of the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers, the Credit Lender's Agent and the Receivables Purchaser, and no other Person shall have any right, benefit, or priority by reason of this Agreement.

          3.5.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                -------------
CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

          3.6.  Section Titles.  The article and section headings contained in
                --------------
this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          3.7.  Severability.  Any provision of this Agreement that is
                ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          3.8.  Execution in Counterparts.  This Agreement may be executed in
                -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          3.9.  Limited Recourse.  Notwithstanding any other provision of this
                ----------------
Agreement, the duties of the Receivables Purchaser under this Agreement are solely the corporate duties of the Receivables Purchaser. No recourse shall be had for the payment of any amount owing in respect of any claim arising out of or based upon this Agreement against any shareholder, employee, officer, director, agent or incorporator of the Receivables Purchaser.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                   CITICORP NORTH AMERICA, INC.,
                                     as Securitization Company Agent

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   BANQUE PARIBAS, NEW YORK BRANCH,
                                     as Liquidity Agent

                                   By:_________________________________
                                      Name:
                                      Title:

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   BANQUE PARIBAS,
                                     as Credit Lenders' Agent and Credit Lender

                                   By:_________________________________
                                      Name:
                                      Title:

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:

                                   NORWEST BANK COLORADO,
                                   NATIONAL ASSOCIATION, as Trustee


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   MAIL-WELL TRADE RECEIVABLES
                                   CORPORATION, as Receivables Seller


                                   By:_________________________________
                                      Name:
                                      Title:


                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   MAIL-WELL I CORPORATION,
                                     as Servicer, Originator and a Credit
                                     Borrower


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:

                                   WISCO ENVELOPE CORP., as Originator

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   1509 North Washington Street
                                   Tullahoma, TN 37388
                                   Attention: Paul V. Reilly
                                   Facsimile No.:  (___) ___-____


                                   PAVEY ENVELOPE AND TAG CORP.,
                                     as Originator


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   25 Linden Avenue East
                                   Jersey City, NJ 07305
                                   Attention: Paul V. Reilly
                                   Facsimile No.:  (___) ___-____


                                   MAIL-WELL WEST, INC., as Originator


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   221 North 48th Street
                                   Phoenix, AZ 85063
                                   Attention: Paul V. Reilly
                                   Facsimile No.:  (___) ___-____

                                   WISCO II, L.L.C., as Originator


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   1509 North Washington Street
                                   Tullahoma, TN 37388
                                   Attention: Paul V. Reilly
                                   Facsimile No.:  (___) ___-____


                                   MAIL-WELL CANADA HOLDINGS, INC.,
                                     as Originator

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   23 Inverness Way East
                                   Englewood, CO 80112
                                   Attention: Paul V. Reilly
                                   Facsimile No.:  (___) ___-____


                                   GRAPHIC ARTS CENTER, INC., as Originator


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   2000 North West Wilson Street
                                   Portland, OR 97209
                                   Attention: Paul V. Reilly
                                   Facsimile No.:  (___) ___-____

                                   WISCO III, L.L.C., as Originator


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   23 Inverness Way East
                                   Englewood, CO 80112
                                   Attention: Paul V. Reilly
                                   Facsimile No.:  (___) ___-____


                                   SUPREMEX INC., as Credit Borrower and
                                   Originator


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Innova Montreal
                                   345 Montee de Liesse - St. Laurent, Quebec
                                   H4T IP7
                                   Attention: Paul V. Reilly
                                   Facsimile No.:  (___) ___-____


                                   INNOVA ENVELOPE INC., as Originator


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   56 Steelcase Road West
                                   Markham, Ontario L3R 1B2
                                   Attention: Paul V. Reilly
                                   Facsimile No.:  (___) ___-____

                                   ARAB BANKING CORPORATION (B.S.C.),
                                     as Credit Lender

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   BANK OF AMERICA ILLINOIS, as Credit Lender


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                     as Credit Lender

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   MERRILL LYNCH SENIOR FLOATING
                                   RATE FUND, INC, as Credit Lender

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:

                                   NATIONAL BANK OF CANADA, as Credit Lender

                                   By:_________________________________
                                      Name:
                                      Title:

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   NATIONSBANK OF TEXAS, N.A.,
                                     as Credit Lender

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   PARIBAS BANK OF CANADA, as Credit Lender


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:

                                   SOCIETE GENERALE, SOUTHWEST AGENCY,
                                     as Credit Lender

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   TEXAS COMMERCE BANK NATIONAL
                                     ASSOCIATION, as Credit Lender

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   THE BANK OF NOVA SCOTIA, as Credit Lender


                                   By:_________________________________
                                      Name:
                                      Title:

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:

                                   THE BOATMEN'S NATIONAL BANK OF
                                     ST. LOUIS, as Credit Lender


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   THE CIT GROUP/BUSINESS CREDIT, INC.,
                                     as Credit Lender

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   THE FUJI BANK, LIMITED, as Credit Lender

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LIMITED, NEW YORK BRANCH,
                                     as Credit Lender


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:

                                   CERES FINANCE LTD., as Credit Lender


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   STRATA FUNDING LTD., as Credit Lender


                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   RESTRUCTURED OBLIGATIONS BACKED BY
                                   SENIOR ASSETS B.V., as Credit Lender

                                   By:  ABN Trust Company (Netherlands),
                                        its Managing Director

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:

                                   THE BANK OF NEW YORK. as Credit Lender

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:


                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, as Credit Lender

                                   By:_________________________________
                                      Name:
                                      Title:

                                   Address:
                                   Attention:
                                   Facsimile No.:

                                SCHEDULE 1.1(A)

                              MORTGAGED PROPERTIES
                              --------------------


I. Mortgaged Properties Acquired Pursuant to the G-P Envelope Acquisition Agreement.

     A.   Mortgaged Fee Properties

          1.   Chestertown, Maryland     225 Talbot Blvd.
          2.   Chicago, Illinois         5445 N. Elston Ave.
          3.   Cleveland, Ohio           4500 Tiedeman Road
          4.   Denver, Colorado          (3301) Kalamath St.
          5.   Jacksonville, Florida     5406 W. First St.
          6.   Oklahoma City, Oklahoma   4901 N.W. Fourth St.
          7.   Phoenix, Arizona          221 N. 48th Ave.
          8.   Pittsburgh, Pennsylvania  7301 Penn Ave.
          9.   Tullahoma, Tennessee      1509 N. Washington St.

     B.   Mortgaged Leasehold Property Interests

          1.   Albuquerque, New Mexico

               Standard Commercial Net/Net/Net Business Center Lease dated
          June 1, 1993, made and entered into by and between I&J Investments, as lessor, and Mail Well Envelope Company, a Delaware corporation, as lessee. No Survey is required for this Property.

          2.   Cambridge, Maryland

               Lease Agreement dated effective as of January 22, 1988, made and entered into by and between The County Commissioners of Dorchester County, as lessor, and M-W Envelope Company, Inc., a Delaware corporation, as lessee, as amended, modified or extended by (i) that certain Notice of Intention to Lease 33,750 Square Feet in the Dorchester County Shell Building dated July 5, 1988, and (ii) that certain Amendment to Lease Agreement dated March 16, 1993.

          3.   Denver, Colorado

               Agreement dated March 19, 1963, made and entered into by and between Richard B. Tucker, Carl L. Tucker and Robert Best, as lessors, and Pak-Well Paper Industries, Inc., a Colorado corporation, as lessee, as amended, modified or extended by (i) that certain Addendum to Lease dated effective as of January 20, 1964, (ii) that certain Agreement dated effective as of September 15, 1968, and (iii) that certain Agreement dated April 1, 1975, made and entered into by and between Richard B. Tucker and Robert Best, as lessors, and Mail-Well Corporation, a Delaware corporation, as lessee. A portion of the leased premises were subleased pursuant to that certain Sublease Agreement dated as of May 23, 1980, made and entered into by and between Nekoosa Envelopes, Inc., a Delaware corporation, as sublessor, and Petro-Lewis Corporation, a Colorado corporation, as sublessee, and consented to by Richard B. Tucker and Robert Best, and as amended, modified, or extended by that certain Addendum to Sublease Agreement dated July 31, 1980, and as assigned by that certain Agreement to Assign Sublease dated as of June 23, 1987, made and entered into by and between FPCO Oil & Gas Co., a Colorado corporation, as assignor, and Central Bancorporation, Inc., a Colorado corporation, as assignee, and consented to by Nekoosa Envelopes, Inc., and Richard Tucker and Charlotte Tucker, and as further consented to, among other things, by that certain Agreement and Consent to Assignment dated August 5, 1987, made and entered into by and between Richard B. Tucker and Charlotte Tucker (successor-in-interest to Robert Best), as lessors, Nekoosa Envelopes, Inc., as sublessor, FPCO Oil & Gas Co. (successor-in-interest to Petro-Lewis Corporation), as Assignor, and Central Bancorporation, Inc., as assignee, and as amended, modified or extended by that certain letter agreement dated March 26, 1992, by that certain amendment dated May 6, 1993 and that certain amendment dated May 13, 1993.

          4.   Honolulu, Hawaii

               Lease dated as of March 22, 1991, made and entered into by and between PMLW Partnership, a Hawaii general partnership, as lessor, and Mail-Well Envelope Company, a Delaware corporation, as lessee. No Survey is required for this Property.

          5.   Jersey City, New Jersey

               Agreement of Lease dated January 7, 1991, made and entered into by and between Pavey Associates, a New Jersey partnership, as lessor, and Pavey Envelope and Tag Corp., a New Jersey corporation, as lessee, as amended, modified or extended by (i) that certain First Amendment to Lease dated as of

     August 15, 1991, and (ii) that certain Second Amendment to Lease dated February 21, 1994.

     6.   Kankakee, Illinois

          Lease dated August 15, 1984, made and entered into by and between CMD Realty Management Company, an Illinois corporation, as agent for The Prudential Insurance Company of America, as lessor, and Nekoosa Envelopes, Inc., a Delaware corporation, as lessee.

     7.   Milwaukie, Oregon (2515 Mail-Well Drive)

          Lease dated March 1, 1988, made and entered into by and between W. R. Lake, Jr., Janet M. Lake, Susan L. Howell, Thomas L. Howell, Theodora R. Feldman, and United States National Bank of Oregon, Trustee, and Garthe Brown, Trustee, as lessors, and Mail-Well Envelope Company, a Delaware corporation, as lessee.

     8.   Milwaukie, Oregon (2700 Mail-Well Drive)

          Standard Industrial Lease-Net dated April 13, 1989, made and entered into by and between Lincoln Property Company, N.C., Inc., as manager and agent for Lincoln Milwaukie Associates, Ltd., as lessor, and Mail-Well Envelope Company, Inc., as lessee, as amended, modified or extended by (i) that certain Lease Extension Agreement extending the termination date from February 28, 1990 to July 31, 1991, among other things, (ii) that certain Rent Waiver Agreement dated effective as of July 11, 1990, (iii) that certain Lease Extension Agreement dated effective as of April 2, 1991, made and entered into by and between CP-McLaughlin Properties, Inc., as lessor, and Mail-Well Envelope Company, Inc., as lessee, and (iii) Amendment to Lease dated June 19, 1992.

     9.   Oakland, California

          Standard Industrial/Commercial Single-Tenant Lease-Net dated July 1, 1992, made and entered into by and between Cotton Properties, as lessor, and Mail-Well Envelope Company, as lessee, as amended, modified or extended by that certain letter agreement dated August 22, 1993, and as said letter agreement and the Lease were further amended by that certain letter agreement dated September 9, 1993.

     10.  Salt Lake City, Utah

          Lease Agreement dated August 1, 1973, made and entered into by and between Price Ventures, Inc., a Utah corporation d/b/a Timesquare Park, as lessor, and Rockmont Envelope Company of Utah, Inc., a Utah corporation, as lessee, as amended, modified or extended by (i) that certain letter agreement dated November 30, 1987, (ii) that certain letter agreement dated November 24, 1992, (iii) that certain Amendment to Lease dated as of September 26, 1973, (iv) that certain Amendment to Lease dated as of November 6, 1973, (v) that certain Amendment to Lease dated as of November 20, 1973, and (vi) that certain Addendum to Lease dated as of December 22, 1975.

II.  Mortgaged Properties Acquired Pursuant to the AEC Acquisition Agreement.

     A.   Mortgaged Fee Properties

          1.   Nashville, Tennessee          540 Brick Church Park Dr.
          2.   Chicago, Illinois             3001 N. Rockwell St.
          3.   Chicago, Illinois             4400 West Ohio St.
          4.   Santa Fe Springs, California  13341 Cambridge St.
          5.   O'Fallon, Missouri            601 Cannonball Lane
          6.   San Antonio, Texas            232 Iowa St.
          7.   Omaha, Nebraska               915 North 43rd Avenue
          8.   Seattle, Washington           401 Andover Park East
          9.   Dallas, Texas*                14001 Inwood Road
                *(Leased until 1/5/95)

     B.   Mortgaged Leasehold Property Interests

          1. Agency Lease Agreement dated April 1, 1988, by and between Erie County Industrial Development Agency and American Envelope Company, as evidenced by a Memorandum of Lease dated as of April 1, 1988, filed in the Erie County Clerk's Office on April 7, 1988 under Liber 9846, Page 338.

III. Mortgaged Properties Acquired Pursuant to the Supremex Acquisition
     Agreement.

     A.   Mortgaged Fee Properties

     1.   Markham, Ontario                   56 Steelcase Road West

     B.   Leasehold Property Interests

          1.   Dartmouth, Nova Scotia             110 Simmonds Drive
          2.   Montreal, Quebec                   7355 Notre Dame est
          3.   Montreal, Quebec                   345 Montee de Liesse
          4.   Ottawa, Ontario                    270 McLaren
          5.   Mississagua, Ontario               5300 Tomken Road
          6.   Brantford, Ontario                 46 Plant Farm Boulevard
          7.   Winnipeg, Manitoba                 33 Plymouth Street
          8.   Regina, Saskatchewan               199 North Leonard Street
          9.   Edmonton, Alberta                  16242 117th Avenue
          10.  Calgary, Alberta                   6143 - 4th Street S.E.
          11.  Delta, British Columbia            1308 Cleveden Avenue

IV. Mortgaged Properties Acquired Pursuant to the Graphic Arts Center, Inc. Securities Purchase Agreement.

     A.   Mortgaged Fee Properties

          1.   Portland, Oregon                   2000 N.W. Wilson St.

     B.   Mortgaged Leasehold Property Interests

          1.   Portland, Oregon                   2116 N.W. 20th Avenue
          2.   South San Francisco, California    560 Forbes Boulevard
          3.   Pasadena, California               2181 East Foothill Boulevard

V. Mortgaged Properties Acquired Pursuant to the Quality Park Products, Inc. Acquisition Agreement.

     A.   Mortgaged Fee Properties

          1.   Atlanta, Georgia                   3350 Hamilton Boulevard, S.W.

     B.   Leasehold Property Interests

          1.   Beresford, South Dakota            100 Quality Park Drive
          2.   St. George, Utah                   3287 East Deseret Drive

                                SCHEDULE 1.1(B)

                                PERMITTED LIENS
                                ---------------


                  LIEN                                  PRIORITY
                  ----                                  --------

1.   New Jersey Secretary of State                Subordinated to Banks
     Financing Statement No. 1380846 -
     Pavey Associates c/o Sidney Strauss,
     as Secured Party, and Pavey Envelope
     and Tag Corp., as Debtor, and
     subordinated to the Agent's Liens
     pursuant to the Landlord Consent,
     Subordination and Estoppel Certificate
     dated as of February 21, 1994 by Pavey
     Associates.

2.   New Jersey Hudson County Financing           Subordinated to Banks
     Statement No. 1991-0053 - Pavey
     Associates c/o Sidney Strauss, as
     Secured Party, and Pavey Envelope and
     Tag Corp., as Debtor, and subordinated
     to the Agent's Liens pursuant to
     Landlord Consent, Subordination and
     Estoppel Certificate dated as of
     February 21, 1994 by Pavey Associates.

3.   British Columbia Personal Property
     Registration No. 5065160 - N.E.L.
     National Equipment Leasing Ltd., as
     Holder, and Classic Envelope Company
     Ltd., as Grantor, dated as of February
     14, 1994, granting security interest
     in general collateral, packaging
     system and Ricoh fax machine.

4.   British Columbia Personal Property
     Registration No. 5759580 - Didde Web
     Press Corporation, as Holder, and
     Classic Envelope Plus Ltd., as
     Grantor, dated as of May 1, 1995,
     granting a security interest in
     general collateral, two offsets, two
     ink-tower assemblies, one substructure
     along with Didde Corp. parts,
     attachments and accessories

5.   British Columbia Personal Property
     Registration No. 5819540 - Ted's
     Truck, Trailer and Auto Repairs Ltd.,
     as Holder, and Classic Envelope Plus
     Ltd., as Grantor, dated as of June 2,
     1995, granting a security interest in
     vehicle collateral, G.M.C. 7000 (1985)
     (amount of lien: $1,219.57)

6.   Oregon Secretary of State Nos. P69874
     and S32748 - Scitex America Corp., as
     Secured Party, and Graphic Arts
     Center, as Debtor, dated as of
     September 9, 1991, and December 14,
     1994, respectively, granting a
     security interest in specific
     equipment.

7.   New York County, New York City Tax
     Lien No. 000751197-01 - New York City
     Department of Finance, as Secured
     Party, and Graphic Arts Center, Inc.,
     as Debtor, dated as of April 10, 1995,
     in the amount of $10, 084.37.

8.   Conditional Sales Contract and
     Security Agreement with Graphic
     International, Inc. dated as of June
     8, 1995 pursuant to which Graphic Arts
     Center, Inc. will purchase a
     Heidleberg 102SP+L six color press for
     $1,071,000.

9.   Pledge by Graphic Arts Center, Inc. of
     $50,000 cash collateral to secure
     letter of credit issued by First
     Interstate Bank of Oregon, N.A.

10.  Minnesota Secretary of State Financing
     Statements Nos. 1686797, 1652844,
     1651819, 1650982, 1804336, 1740712 -
     Hewlett Packard Company, as Secured
     Party, and Quality Park Products,
     Inc., as Debtor, granting a security
     interest in leased equipment.

                                 SCHEDULE 5.5

                                GECC EQUIPMENT

          Equipment                     Location and Owner
          ---------                     ------------------
1.   W&D 102 Folding Machine            St. Louis-the Borrower

2.   S.W. Web Folding Machine           Allentown-the Borrower

3.   W&D 527 Quick Change               Tullahoma-Wisco II

4.   W&D 102 Folding Machine            Chicago-Mail-Well I

5.   W&D 249 Folding Machine            St. Paul-Mail I Corp.

6.   8-Color Komori Press               Portland-GAC

                                 SCHEDULE 7.6

                           LITIGATION AND JUDGMENTS
                           ------------------------

1.   Skrudland Photo, Inc. v. Mail-Well Corporation, d/b/a/ Mail-Well Envelope,
     -------------------------------------------------------------------------
     No. 94-15915 - 34th District Court, Travis County, Texas.

     Plaintiff sued for breach of contract and deceptive trade practices, arising out of the sale of allegedly defective through-the-mail photo envelopes by Mail-Well to it. Mail-Well has filed an Answer and Counterclaim of $38,886.08 arising out of unpaid invoices. Discovery is proceeding. Mail-Well has retained experts to consult on the issues of damages and liability. The trial date previously set for November, 1996 has been vacated. The Company intends to vigorously defend this case. Plaintiff has made no realistic settlement demands.

2.   Taleb H. Hamad v. Graphic Arts Center, Inc., No. 96-216-FR, U.S. District
     -------------------------------------------
     Court, District of Oregon

     Plaintiff filed his Complaint on February 12, 1996 alleging employment discrimination based on his national origin. Defendant answered the Complaint on March 4, 1996, denying the substantive allegations contained in it. Mail-Well intends to vigorously defend this case.

3.   Kay L. Bird v. Graphic Arts Center, Inc., No. 9602-00897, Circuit Court of
     ----------------------------------------
     Oregon, County of Multonmah.

     Plaintiff filed her Complaint on February 2, 1996 alleging employment discrimination based on her sex. Defendant answered the Complaint on March 7, 1996, denying the substantive allegations contained in it. Plaintiff's deposition has been taken and a motion for Summary Judgment (on the entire case) has been filed by Defendant. Plaintiff has moved to extend the discovery cut-off date, as well as the time for filing a Brief in Opposition to Defendant's Motion for Summary Judgment. Accepts at settlement have been unproductive. The Company intends to vigorously defend this case.

4.   Eli Y. Leslie v. Mail-Well Corporation, No. 96-01226-CA, Circuit Court,
     --------------------------------------
     Fourth Judicial Circuit, in and for Duval County, Florida.

     Plaintiff filed his Complaint on March 12, 1996 alleging negligence for damages arising out of his trip and fall at Defendant's facility.
     Defendant answered the Complaint denying the substantive allegations contained in it. Depositions of most, if not all witnesses, have been taken. At a recent mediation, there was talk about settling this claim in the range of $30,000. A trial date has been ordered to be held on January 6, 1997. The Company intends to vigorously defend this case, if it does not settle in the near future. The Company has insurance for this accident after a $100,000 deductible has been satisfied.

5.   Richard E. Summer v. Mail-Well Corporation, No. 96-06705, District Court,
     ------------------------------------------
     Judicial District, Dallas County, Texas.

     Plaintiff filed his Complaint on July 2, 1996 alleging wrongful termination in retaliation for filing a worker's compensation claim. The Complaint was filed in a jurisdiction known for high jury verdicts for claims of this nature. Defendant answered the Complaint denying the substantive allegations contained in it. Discovery has yet to commence by either side. Mail-Well plans to vigorously defend this case.

6.   Sanford Rothbard v. Pavey Envelope & Tag Corp., Docket No. HUD-L-10491-94,
     ----------------------------------------------
     Superior Court of New Jersey Law Division, Hudson County.

     Plaintiff filed a Complaint on December 19, 1995 alleging wrongful termination and breach of contract. Several depositions have been taken, discovery is almost complete, and Mail-Well is preparing to file a Motion for Summary Judgment. Mail-Well intends to vigorously defend this case. The claims of this Plaintiff are also covered by escrow, which should be sufficient to cover the costs associated with trial or settlement of this case. Therefore, it is unlikely that an outcome unfavorable to the Company in excess of $100,000 will occur.

7.   Michael Honnlee v. Mail-Well, Inc., Claim No. 29-21607, Phoenix, Arizona
     ----------------------------------

     Plaintiff was injured in a car accident on November 8, 1994, when the vehicle he was driving was struck by a truck driven by a Mail-Well employee, within the course and scope of his employment. Plaintiff retained counsel who recently presented Mail-Well with a litigation demand of $110,000. Defendant has offered $65,000 to settle the case, which offer was refused. It does not appear at this time that the Plaintiff's alleged injuries are genuine and related to the accident. Mail-Well has insurance for this accident after a $100,000 deductible has been satisfied.

                                 SCHEDULE 7.10
                            TO THE CREDIT AGREEMENT

                                 EXISTING DEBT
                                 -------------

================================================================================
      DEBTOR              CREDITOR        DESCRIPTION            AMOUNT
      ------              --------        -----------            ------
                                                             (estimated as at
                                                             October 16, 1996)
--------------------------------------------------------------------------------
SUPREMEX INC.           Domtar Inc.    Interest free loan for      Can. $833.65
                                       purchase of equipment
                     -----------------------------------------------------------
                        Domtar Inc.    Interest free loan for      Can. $39,048
                                       purchase of equipment
                     -----------------------------------------------------------
INNOVA ENVELOPE INC.    DuPont         Forgivable loan re: film    Can. $73,000
                                       processing equipment
--------------------------------------------------------------------------------
SUPREMEX INC.           National Bank  Irrevocable standby letter  Can. $34,000
                        of Canada      of credit in favor of
                                       Mississauga Hydro
--------------------------------------------------------------------------------
                        National Bank  Letter of Credit in favor   Can.$280,000
                        of Canada      of Toronto-Dominion Bank
--------------------------------------------------------------------------------
CLASSIC ENVELOPE        Canadian       Maximum Can. $200,000            $0
PLUS LTD.               Imperial Bank  or 65% of Accounts
                        of Commerce    Receivable Line of credit
--------------------------------------------------------------------------------
GAC                     Scitex America Equipment Lease                 $180,734
                         Corp.
--------------------------------------------------------------------------------
                        Scitex America Two Separate                    $203,535
                        Corp.          Equipment Leases
--------------------------------------------------------------------------------
                        Pennbrook        Lease of Real               $2,852,410
                        Development/     Property
                        Pfleuger
                        Partners
--------------------------------------------------------------------------------
                        First Interstate Letter of Credit              $50,000
                        Bank of Oregon,
                        N.A.
--------------------------------------------------------------------------------
Quality Park            Hewlett-Packard  Master Lease
Products, Inc.          Company           Agreement
                                            No. 4126-43685

                                           Equipment Schedule 710 $ 42,746.76/1/
                                           Equipment Schedule 7E0 $ 41,894.25/1/
                                           Equipment Schedule 7G0 $ 21,230.79/1/
                                           Equipment Schedule 7H0 $ 12,434.35/1/

                                          Subtotal                $118,306.15/1/
================================================================================

================================================================================================
Quality Park      Hewlett-Packard          Master Installment
Products, Inc.    Company                  Sales Agreement
                                           No. 4126-43685

                                             Equipment Schedule 720        $ 94,814.22/1/
                                             Equipment Schedule 730        $ 22,967.56/1/
                                             Equipment Schedule 7D0        $ 42,873.32/1/
                                             Equipment Schedule 7F0        $  4,436.66/1/

                                           Subtotal                        $165,181.76/1/
------------------------------------------------------------------------------------------------
Quality Park      Hewlett-Packard          Installment Financing           $ 50,668.46/1/
Products, Inc.    Company                  Agreement No. 4124-
                                           03489B
------------------------------------------------------------------------------------------------
Quality Park      Paper Recycling          Contract of Canadian Sale       $ 18,399.97/1/
Products, Inc.
------------------------------------------------------------------------------------------------
Debt arising in connection with Capital Lease Obligations permitted by this Agreement.
------------------------------------------------------------------------------------------------
Unfunded liabilities under the Plans listed on Schedule 7.13.
================================================================================================

__________________________

     /1/ Estimated as at September 30, 1996.

                                 SCHEDULE 7.11

                                     TAXES
                                     -----



A.   Tax claims asserted against the Loan Parties.
     --------------------------------------------

     1. GAC and the City of New York ("NYC") are presently in dispute over the characterization of payments made to certain highly compensated sales persons for fiscal year 1992. NYC has characterized the payments as distributions on equity and has claimed $10,168.19 in underpaid taxes. None of the highly compensated individuals are equity holders of GAC.

          GAC has paid the $10,618.19 provisionally, under protest and is seeking a return of such amount. This payment has been expensed on the books of GAC.

          If GAC does not ultimately prevail in this dispute, GAC may be required to make future payments to NYC totaling approximately $20,000 for fiscal years 1993 and 1994.


B.   Audits.
     ------

The following Audits are ongoing:

IRS:      Federal Income Tax
                Period:  1994

                                 SCHEDULE 7.13

                                     PLANS
                                     -----


List of Pension and Welfare Plans
---------------------------------

1.   Mail-Well Corporation Employee Stock Ownership Plan.

2.   Mail-Well Corporation 401(k) Savings Retirement Plan.

3.   Mail-Well Corporation Severance Plan for Salaried Employees.

4. Mail-Well Corporation Section 125 ("Cafeteria") Plan - Pre-tax premium only arrangement.

5.   Mail-Well Corporation Flexible Health Care Plan.

6.   Mail-Well Corporation Life and Disability Insurance Plan.

7.   Mail-Well Corporation Educational Assistance Program.

8.   Pension Plan for Hourly Employees of Mail-Well Corporation (MWEC).

9.   Pension Plan for Hourly Employees of Portland and Oakland.

10.  Pension Plan for Hourly Employees of Mail-Well Corporation (AEC).

11.  Pavey Envelope and Tag Corporation Employees' Retirement Plan.

12. The Paper Industry Union-Management Pension Fund for and on behalf of the United Paperworks International Union, Local 318, AFL-CIO of 30-48 Linden Place, Flushing, New York. (Pavey employees)

13. Local 807 Labor-Management Health and Pension Fund, for and on behalf of Truck Drivers Local Union No. 807, affiliated with the International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America. (Pavey employees)

14. Pension Plan for Employees Represented by United Paperworkers International Union Local 286. (American Envelope employees)

15.  Midwest Pension Plan. (American Envelope employees)

16. Pension Plan for Markham Bargaining Employees of Innova Envelope Inc., amended and restated as at January 1, 1992, registration number 0219485.

17. Pension Plan for Non-Bargaining Employees of Innova Envelope Inc., amended and restated as at January 1, 1992, registration number 0991356.

18. Pension Plan for Brantford Bargaining Employees of Innova Envelope Inc., amended and restated as at January 1, 1994, registration number 0389395.

19. Unwritten group Registered Retirement Savings Plan ("RRSP") Program for some of the employees of the Supreme Envelope division and for all the employees of Unique Envelope.

20.  Supreme Envelope (Montreal) Profit Sharing Plan.

21.  Supremex Management Incentive Plan.

22. Informal, unwritten bonus plans are in place for either all or some of the employees at the following locations:

     (a)  345 Montee de Liesse, St. Laurent
     (b)  110 Simmonds Drive, Dartmouth
     (c)  270 MacLaren, Ottawa
     (d)  33 Plymouth Street, Winnipeg
     (e)  199 North Leonard Street, Regina
     (f)  16242 - 117th Avenue, Edmonton
     (g)  Unit 3, 6143 - 4th Street S.E., Calgary

23.  GAC 401(k) Profit Sharing Plan (Non-union employees)

24.  GAC 401(k) Profit Sharing Plan (Union employees)

25.  GACSC 401(k) Profit Sharing Plan (Non-union employees)

26. GAC Medical Benefit Trust Fund - Mechanism for funding Health Plan benefits, a "voluntary employees beneficiary association" ("VEBA")

27.  GAC/GACSC Section 125 ("cafeteria") Plan - pre-tax premium only arrangement

28. GCIU Supplemental Retirement and Disability Fund (Graphic Communications International Union ("GCIU") union employees)

29. Oregon Printing Industries Retirement Trust - only employees participating in the Plan on or before April 30, 1988 are eligible

30. Graphic Arts Center, Inc. Executive Life Insurance Plan and Trust Agreement and Executive Life Insurance Funding Agreement with Frank M. Stammers

31. Local 292-M Inter/Local Pension Fund - GAC is responsible (under Article 27 of the GCIU Collective Bargaining Agreement for lithographic employees) only to forward to the Trustees of this Fund payroll withholding for employees who elect to contribute from their compensation to this Fund.

32.  "Vantage Program" - a "preferred provider" arrangement required under
     Section 29.6 of the GCIU Collective Bargaining Agreement for the Bindery, Shipping, and Mailing employees.

33.  GAC 1993 Stock Option Plan

34. GAC 1995 Leveraged Incentive Plan (the "LIP")-Based on GAC's EBITDA for a fiscal year, a certain percentage of GAC's EBITDA will be put in a pool to be allocated to participating officers (the "Distributable Value Pool"). The President determines which officers shall participate in the Plan and how much of the pool an individual officer will receive.

35. Management Incentive Plan for fiscal year 1995. Participants share a portion of EBITDA, after EBITDA exceeds 80% of plan. The incentive pay pool is 4% of the quarterly EBITDA in excess of 80% of each quarter's EBITDA plan. Payments are made quarterly. Participants are middle level managers of GAC. Participants can be nominated by any officer of GAC. Determination of participation is made by unanimous consent of the officers of GAC. It is a one year plan.

36.  Quality Park Products Management Incentive Bonus Plan

37.  IAM National Pension Fund

38.  I.P.P. and GCIU of North America Employer Retirement Fund

39.  GCIU Employer Retirement Fund

40.  Graphic Arts Industry Joint Pension Fund

41. GCIU Local 1B Health and Welfare Fund A (Medical, Vision, Weekly Accident and Sickness, Life Insurance)

42.  GCIU Local 1B Health and Welfare Fund B (Dental)

43.  Quality Park Products, Inc. Severance Pay Plan


The present value of vested benefits exceeds the fair market value of plan
--------------------------------------------------------------------------
assets allocable to such benefits under the following plans (but does not exceed
-----------------------------------------------------------
the limitations set forth in the last sentence of Section 7.13):

1.   Pavey Envelope and Tag Corporation Employees' Retirement Plan.

2. Pension Plan for Employees Represented by United Paperworkers International Union Local 286. (American Envelope employees)

                                 SCHEDULE 7.15

                     HOLDINGS COMMON STOCK; OPTIONS, ETC.
                     ------------------------------------

A.

-----------------------------------------------------------------------------------------------------------------------------------


                                                                            Stock                    Number       Percentage
                                                                         Certificate      Par          of            of
      Stock Issuer                Owner           Class of Stock            No(s)        Value       Shares       Outstanding
      ------------                -----           --------------         -----------     -----       ------       ------------
-----------------------------------------------------------------------------------------------------------------------------------

   Mail-Well I Corporation   Mail-Well Inc.            Common                001          $ .01      1,000         100%
-----------------------------------------------------------------------------------------------------------------------------------

   Mail-Well West, Inc.      Mail-Well I               Common                001          $0.01      1,000         100%
                             Corporation
-----------------------------------------------------------------------------------------------------------------------------------

   Pavey Envelope and Tag    Mail-Well I               Common                003          $1.00      3,000         100%
    Corp.                    Corporation
-----------------------------------------------------------------------------------------------------------------------------------

   WISCO Envelope Corp.      Mail-Well I               Common                001            No       1,000         100%
                             Corporation
-----------------------------------------------------------------------------------------------------------------------------------

   Mail-Well Canada          Mail-Well I               Common                001          $0.01      1,000         100%
   Holdings, Inc.            Corporation
-----------------------------------------------------------------------------------------------------------------------------------

   WISCO II, L.L.C.          Mail-Well I               Limited Liability     001            N/A        N/A         1% of
                             Corporation               Company Membership                                        Membership
                                                       Interests                                                  Interest
-----------------------------------------------------------------------------------------------------------------------------------

                             WISCO Envelope Corp.      Limited Liability
                                                       Company Membership    002            N/A        N/A         99% of
                                                       Interests                                                 Membership
                                                                                                                  Interests
-----------------------------------------------------------------------------------------------------------------------------------

   WISCO III, L.L.C.         Mail-Well I               Limited Liability     001            N/A        N/A         1% of
                             Corporation               Company Membership                                        Membership
                                                       Interests                                                  Interest
-----------------------------------------------------------------------------------------------------------------------------------

                             WISCO Envelope Corp.      Limited Liability
                                                       Company Membership    002            N/A        N/A         99% of
                                                       Interests                                                Membership
                                                                                                                  Interests
-----------------------------------------------------------------------------------------------------------------------------------

   Graphic Arts Center, Inc. Mail-Well I               Common                001          $0.01      1,000         100%
                                                       Corporation
-----------------------------------------------------------------------------------------------------------------------------------
   Supremex, Inc.            Mail-Well Canada          Common                C-2          None          66         100%
                             Holdings, Inc.
                                                       Common                C-3          None          34          100%
-----------------------------------------------------------------------------------------------------------------------------------

B.   Subscriptions, Warrants, Calls, Options, Etc.

          Pursuant to The Mail-Well Holdings, Inc. 1994 stock Option
          Plan, options to purchase 97,700 shares of Common Stock have been granted to approximately 40 employees and 18,200 shares of Common Stock have been granted to approximately 18 GAC employees.

                                 SCHEDULE 7.22

                                 BANK ACCOUNTS
                                 -------------


1.   First National Bank of Tullahoma - Account No. 6013429 (Depository
     Account).

2.   Bank One, Arizona N.A. - Account No. 111642 (Lockbox Account).

3.   First Security Bank of Utah - Account No. 0600007959 (Lockbox Account).

4.   Traders National Bank - Account No. 0138142 (Depository Account).

5.   Norwest Bank Colorado, National Association - Denver
     a.   Account No. 1018026204 (Lockbox Account)
     b.   Account No. 1018026652 (Concentration Account)
     c.   Account No. 1018026212 (Mastercard/Visa Account)
     d.   Account No. 1018026474 (Health Benefits)
     e.   Account No. 6062501426 (Accounts Payable)
     f.   Account No. 6062501434 (Managers Account)
     g. Account No. 1013036547 (Mail-Well Holdings 1994 Stock Option Plan Escrow Account)

6.   Norwest Bank Colorado, National Association - Grand Junction
     a.   Account No. 8012700220 (Payroll Account)
     b.   Account No. 8012700212 (A/P Account)
     c.   Account No. 8012700327 (Freight Account)
     d.   Account No. 6062501442 (Payroll Account)
     e.   Account No. 6062503212 (American A/P)
     f.   Account No. 6062503044 (American Payroll)

7.   Bank of Hawaii - Account No. 007043732 (Lockbox Account).

8.   Bank of America - Account No. 7505639 (Lockbox Account).

9.   First Union Bank of Florida - Account No. 2090000617809 (Depository
     Account).

10.  Texas Commerce Bank National Association
     a. Account No. 00101440395 (Mail-Well Holdings, Inc. - Equity Subscription Account)
     b.   Account No. 00101440403 (Mail-Well Corporation - Supremex Closing
          Account)

11.  U.S. Bank (Oregon) - Account No. 0100027903 (Lockbox Account).

12.  Midlantic National Bank
     a.   Account No. 1405173202 (Lockbox Account)
     b.   Account No. 1403182940 (Operating Account)

13. First Hawaiian Bank, Pearlridge Branch - Account No. 81050783 (Payroll Account).

14.  Society National Bank - Account No. 2166894408 (Lockbox Account).

15.  Republic Bank of New York
     a.   Account No. 230026206 (Depository Account)
     b.   Account No. 230026214 (Payroll Account)

16. Boatmen's First National Bank of Oklahoma - Account No. 070108366101 (Lockbox Account).

17.  Wells Fargo Bank - Account No. 1000005471 (Lockbox Account).

18.  Meridian Bank - Account No. 43281135 (Lockbox Account).

19.  Commerce Bank - Account No. 0203063415 (Lockbox Account).

20.  First National Bank of Omaha - Account No. 22652740 (Lockbox Account).

21.  Marine Midland Bank - Account No. 875000703 (Lockbox Account).

22.  Bank of America - Account No. 7511019 (Lockbox Account).

23.  Wells Fargo Bank
     a.   Account No. 4159-341771 (Lockbox Account)
     b.   Account No. 552-001-0626 (Lockbox Account)
     c.   Account No. 300125972 (Lockbox Account)

24.  Nations Bank of Tennessee, N.A. - Account No. 00102341477 (Lockbox
     Account).

25.  NationsBank of Texas, N.A.
     a.   Account No. 1293323185 (Mail-Well Holdings Equity Subscription
          Account)
     b.   Account No. 1293323177 (Mail-Well Corporation Closing Account)

26.  PNC Bank
     a.   Account No. 1001-34-8249 (Lockbox Account)
     b.   Account No. 1-40511323-3 (Lockbox Account)

27.  Banque Nationale du Canada
     a.   Account No. 000000011022
     b.   Account No. 000000020722
     c.   Account No. 000000051524
     d.   Account No. 060002988878P

28.  Royal Bank
     a.   Account No. 00001-1366178
     b.   Account No. 03012-0000273
     c.   Account No. 03510-1081025
     d.   Account No. 05259-1102763
     e.   Account No. 06857-1101559
     f.   Account No. 07981-1091867
     g.   Account No. 07981-1091875
     h.   Account No. 00001-4048336
     i.   Account No. 03012-4025482
     j.   Account No. 03510-4012373
     k.   Account No. 05259-4045985
     l.   Account No. 06857-4003984
     m.   Account No. 07981-4033569
     n.   Account No. 07981-4043501

                                 SCHEDULE 7.27

                               EMPLOYEE MATTERS
                               ----------------


(a)  COLLECTIVE BARGAINING AGREEMENTS
     --------------------------------

     GCIU Local 292M, expires on June 30, 1997.

     GCIU Local 292M dated as of October 17, 1991, expires on April 30, 1997.

     Allentown, PA - United Independent Union, Local No. 7. Agreement expires September 30, 2000.

     Atlanta, GA - Graphic Communications International Union, Local 527-S, AFL-CIO-CLC, June 1, 1993 through May 31, 1999.

     Chicago, IL (Ohio Street Facility) - International Union of Allied Production and Novelty Workers Local No. 10. Agreement expires January 31, 1999.

     Cleveland, OH - International Association of Machinists and Aerospace Workers, District No. 54. Agreement expires June 12, 1998.

     Honolulu, HI - Hawaii Printing and Graphic Communications Union, Local 501-
     M.  Agreement expires November 30, 1997.

     Jersey City, NJ - United Paperworkers International Union, Local 318. Agreement expires March 31, 2001.

     Jersey City, NJ - International Brotherhood of Teamsters, Local 807. Agreement expires March 31, 1998.

     Omaha, NE - Graphic Communications Union, Local 543-M. Agreement expires July 31, 1997.

     Philadelphia, PA - United Paper Workers International Union, Local 286. Agreement expires September 30, 1997.

     Pittsburgh, PA - United Paperworkers International Union, Local 296. Agreement expires October 31, 1999.

     Portland, OR - Graphic Communications Union, District Council No. 2. Also covers employees at Oakland, CA. Agreement expired May 31, 1996.

     San Antonio, TX - Graphic Communications Union, Local 737-S. Agreement expires March 31, 1998.

     Santa Fe Springs, CA - Graphic Communications Union, District Council No.
     2. Agreement expires June 30, 1997.

     Seattle, WA - Graphic Communications International Union, Local 767-M. Agreement expires July 31, 1998.

     Seattle, WA - Graphic Communications Union, District Council No. 2. Agreement expires July 31, 1998.

     St. Louis, MO - Graphic Communications International Union, Local 505. Agreement expires August 31, 1997.

     St. Paul, MN - District Lodge #77 of the International Association of Machinists and Aerospace Workers, AFL-CIO, effective April 1, 1995 through November 15, 1996.

     St. Paul, MN - Twin Cities Printing Trades Union, Local No. 29, charted by the Graphic Communications International Union, effective April 1, 1995 through November 15, 1996.

     St. Paul, MN - Graphic Communications International Union Local #1B, Twin Cities, effective April 1, 1995 through November 15, 1996.

     Markham, Ontario, Canada - Communications, Energy and Paperworkers Union of Canada and its Local 301. Agreement expired December 31, 1994, the renewal of which is presently in process of negotiation which is expected to go to arbitration in August, 1995.

     Montreal, Quebec, Canada - "Working with Us", The Employee Manual, which covers hourly paid production and warehouse employees. The manual does not constitute a formal collective agreement, but is negotiated with the employees and is valid up to August 31, 1996.

     Mississauga, Canada - A manual similar to the above is in the process of being prepared for application at this location.

     Brantford Plant, Canada - The Canadian Autoworkers Union and its Local 397. Agreement expires September 30, 1996.
     Regina, Saskatchewan, Canada - Communications, Energy and Paperworkers Union of Canada. Agreement expires October 31, 1996.

     Alberta, Canada - Informal system regarding wages and benefits, but does not constitute a collective agreement in place. Informal proposal will remain in effect until November 1995.

     Vancouver, British Columbia, Canada - Pulp, Paper and Woodworkers of Canada, Local No. 5. Agreement expired October 31, 1994, was renewed and amended January 27, 1995, and expires August 31, 1996.

(b)  Petitions for certification of union election:  None.

(c) Strikes, work slowdowns, work stoppages, or threatened controversies: In mid to late October of 1994 AEC management observed union organizers speaking with employees at AEC's Kruysman facility in New York City. No petition for certification has been filed, nor has there been further union organizing activity.

(d)  Employment contracts other than collective bargaining agreements:

     Employment Contract between Classic Envelope Plus Ltd. and Barry John Sikora dated June 1, 1994.

     Employment Contract between Innova Envelope Inc. and Frederick Vernon Moore dated June 1, 1994.

     Verbal consulting agreement between Supremex and its Subsidiaries and Guy Paquin.

     Verbal consulting agreement between Joel Robert Yanow and Supremex. A written agreement will be executed prior to closing.

     Employment Agreement dated as of February 1, 1996, as amended March 21, 1996 between Quality Park Products, Inc. and Ronald J. Rebeck.

     Employment Agreement dated as of February 1, 1996, as amended March 21, 1996 between Quality Park Products, Inc. and Ralph A. Benton.

     Employment Agreement dated as of February 1, 1996, as amended March 21, 1996 between Quality Park Products, Inc. and Douglas A. Mahoney.

     Employment Agreement dated as of February 1, 1996, as amended March 21, 1996 between Quality Park Products, Inc. and Hans J. Loeffler.

     Employment Agreement dated as of February 1, 1996, as amended March 21, 1996 between Quality Park Products, Inc. and James E. Bettinger.

     Deferred Compensation Arrangement between Quality Park Products, Inc. and Ken Templin.

                                 SCHEDULE 9.5

                                  INVESTMENTS
                                  -----------


1. $4,000,000 was contributed to Supremex by Mail-Well on the Second Restatement Date.

2. Mail-Well Corporation Investment in Mail-Well Holdings Deferred Coupon Notes. Recorded as an Intercompany Receivable in the amount of $5,203,000 as of June 30, 1995.